UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22311
Schwab Strategic Trust

(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)
Randall W. Merk
Schwab Strategic Trust
211 Main Street, San Francisco, California 94105

(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 627-7000
Date of fiscal year end: August 31
Date of reporting period: August 31, 2010

Item 1: Report(s) to Shareholders.

Annual report dated August 31, 2010 enclosed.

Schwab U.S. ETFs

Schwab U.S. Broad Market ETFtm

Schwab U.S. Large-Cap ETFtm

Schwab U.S. Large-Cap
Growth ETFtm

Schwab U.S. Large-Cap
Value ETFtm

Schwab U.S. Small-Cap ETFtm

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Schwab U.S. ETFs

Annual Report
August 31, 2010

Schwab U.S. Broad Market ETFtm

Schwab U.S. Large-Cap ETFtm

Schwab U.S. Large-Cap
Growth ETFtm

Schwab U.S. Large-Cap
Value ETFtm

Schwab U.S. Small-Cap ETFtm

This page is intentionally left blank.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

Total Return from Inception*
to August 31, 2010

Schwab U.S. Broad Market ETFtm
(Ticker Symbol: SCHB)

NAV Return[1]	3.74%
Market Price Return[1]	3.70%
Dow Jones U.S. Broad Stock Market IndexSM	3.88%
ETF Category: Morningstar Large Blend[2]	1.99%

Performance Details	pages 6-7

Schwab U.S. Large-Cap ETFtm
(Ticker Symbol: SCHX)

NAV Return[1]	3.01%
Market Price Return[1]	2.97%
Dow Jones U.S. Large-Cap Total Stock Market IndexSM	3.08%
ETF Category: Morningstar Large Blend[2]	1.99%

Performance Details	pages 8-9

Schwab U.S. Large-Cap Growth ETFtm
(Ticker Symbol: SCHG)

NAV Return[1]	-3.94%
Market Price Return[1]	-4.02%
Dow Jones U.S. Large-Cap Growth Total Stock Market IndexSM	-3.90%
ETF Category: Morningstar Large Growth[2]	-3.30%

Performance Details	pages 10-11

Schwab U.S. Large-Cap Value ETFtm
(Ticker Symbol: SCHV)

NAV Return[1]	-2.00%
Market Price Return[1]	-2.00%
Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM	-1.87%
ETF Category: Morningstar Large Value[2]	-0.95%

Performance Details	pages 12-13

Schwab U.S. Small-Cap ETFtm
(Ticker Symbol: SCHA)

NAV Return[1]	10.15%
Market Price Return[1]	9.94%
Dow Jones U.S. Small-Cap Total Stock Market IndexSM	10.39%
ETF Category: Morningstar Small Blend[2]	6.21%

Performance Details	pages 14-15

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Exchange-traded funds are subject to risks similar to those of stocks. Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF. Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Index ownership — “Dow Jones” and the names identifying the Dow Jones Indexes underlying Schwab’s Domestic ETFs are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Charles Schwab Investment Management, Inc. The Schwab ETFs are not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in such products.

*	Inception represents the date that the shares began trading in the secondary market. For the Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, and Schwab U.S. Small-Cap ETF, total returns are since inception date of 11/3/09. For the Schwab U.S. Large-Cap Growth ETF and Schwab U.S. Large-Cap Value ETF, total returns are since inception date of 12/11/09. These total returns may differ from those disclosed in the Financial Highlights, as the total returns in the Financial Highlights are calculated from the commencement of operations date which is the first day the NAV was determined.

[1]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.

[2]	The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

2 Schwab U.S. ETFs

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

We are pleased to provide you this first annual report for the Schwab U.S. equity Exchange-Traded Funds (ETFs). The content covers the period from the inception date of each fund through August 31, 2010, and includes information about the performance and management of the five U.S. equity ETFs.

Schwab is committed to offering investors ETFs that can play an important role in building a diversified portfolio, at low cost. In June 2010, we reduced the operating expense ratios on six of our eight equity ETFs, making Schwab ETF expense ratios among the lowest in the industry. Moreover, in August 2010, we launched three new fixed income ETFs that offer investors broad access to the U.S. Treasury markets. With the addition of the Schwab U.S. TIPS ETFtm, the Schwab Short-Term U.S. Treasury ETFtm, and the Schwab Intermediate-Term U.S. Treasury ETFtm, investors can now choose from our growing suite of Schwab ETFstm to gain exposure to a core asset class or to combine several ETFs as part of a diversified portfolio.

All five of the U.S. equity ETFs had returns that were consistent with their respective indices for the reporting period. For details about each fund’s performance, please see the managers’ discussion and analysis in the following pages. If you have any questions about the Schwab ETFs or any of our mutual funds, we are always available at 1-800-435-4000, and additional resources may be found on schwab.com.

Thank you for investing with us.

Sincerely,

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 800-435-4000. Please read the prospectus carefully before investing.

Schwab U.S. ETFs 3

The Investment Environment

After hitting multi-year lows in the first quarter of 2009, the U.S. equity market delivered strong gains into the first quarter of 2010 before seeing a decline toward summer of 2010. Talks of a double-dip recession for the U.S. economy also led to volatility in the market as various economic indicators showed less than upbeat results.

During the reporting period,* the U.S. economy struggled to gain sustainable momentum. The federal funds rate remained in the low range of 0.00−0.25%, housing prices hit ten-year lows, foreclosures reached new highs, and sales of new and existing homes continued to fall. Early 2010 showed some improvement in unemployment, though national numbers still lingered at just below 10%, even as new factory orders increased.

Investor confidence was further shaken on May 6, 2010, when the U.S. stock market plunged, recording a brief, but alarming drop in the Dow Jones Industrial Average (the Dow) of 999 points within a 30-minute timeframe before partially rebounding. The equity market event was subsequently named the “flash crash.” As a result of the “flash crash,” more than 16,000 trades were cancelled by the major U.S. stock exchanges, of which ETFs represented approximately 67%. Performance of Schwab ETFs that were exposed to the event remained consistent with their respective indices for the reporting period.

During the period following the “flash crash” through August 31, 2010, nearly all major U.S. equity indices posted negative returns. Strong gains experienced earlier in the year offset these declines, however. The S&P 500® Index and Russell 2000® Index posted positive performance for the reporting period, returning 2.39% and 8.20%, respectively. U.S. markets outperformed the international developed markets as measured by the MSCI EAFE® Index, which returned −4.32%. Bond markets outperformed the equity markets during the period, as the Barclays Capital U.S. Aggregate Bond Index reported a 7.61% return and the Barclays Capital U.S. TIPS Index returned 6.85%.

 Asset Class Performance Comparison % returns during the report period*

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

2.39%	S&P 500® Index: measures U.S. large-cap stocks

8.20%	Russell 2000® Index: measures U.S. small-cap stocks

−4.32%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

7.61%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.09%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

*	Reflects the period from 11/3/09 (the earliest inception date of the funds in this report) through 8/31/10.

4 Schwab U.S. ETFs

Fund Management

Dustin Lewellyn, CFA, a managing director of the Adviser, oversees the Adviser’s management of ETFs. Prior to joining the firm in May 2009, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio operations and product management at a large asset management firm for more than six years.

Agnes Hong, CFA, a managing director and portfolio manager of the Adviser, has day-to-day responsibility for co-management of the funds. Prior to joining the firm in September 2009, she worked for more than five years as a portfolio manager for a major asset management firm.

Ferian Juwono, CFA, a managing director and portfolio manager of the Adviser, has day-to-day responsibility for co-management of the funds. Prior to joining the firm in May 2010, he was a portfolio manager at a major asset management firm for three years. Before that position, he was a senior business analyst at a major financial firm for nearly two years. In addition, he was a senior financial analyst at a regional banking firm for four years.

Schwab U.S. ETFs 5

Schwab U.S. Broad Market ETF™

The Schwab U.S. Broad Market ETF seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Broad Stock Market IndexSM. The index includes the largest 2,500 constituents in the Dow Jones U.S. Total Stock Market IndexSM and represents approximately 99% of the investable U.S. stock market. The fund invests in a representative sample of securities included in the index that collectively has a similar investment profile to the index. Due to the use of representative sampling, the fund may or may not hold all of the securities in the index.

During the reporting period that began with the fund’s inception date of November 3, 2009, and ended August 31, 2010, the fund’s market price return was 3.70% and its NAV return was 3.74%. (For an explanation of the market price and NAV returns, please refer to footnote 3 on the following page). The index returned 3.88% during the same period.

The best performing sectors in the fund’s index were Telecommunication Services and Consumer Discretionary. For both the fund and the index, Consumer Discretionary, at close to 11% of the fund’s net assets, was the strongest positive contributor to returns. The Energy Sector, at over 10% of the fund’s net assets, was the only negative detractor from returns.

Seven of the fund’s ten largest holdings posted positive returns for the reporting period. Apple gained the most, while Exxon Mobil and Microsoft experienced the worst declines.

As of 8/31/10:

 Statistics

Number of Holdings	1558
Weighted Average Market Cap ($ x 1,000,000)	$60,964
Price/Earnings Ratio (P/E)	16.3
Price/Book Ratio (P/B)	1.9
Portfolio Turnover Rate[2]	2%

 Sector Weightings % of Investments

Information Technology	18.0%
Financials	16.7%
Health Care	11.8%
Consumer Discretionary	11.0%
Industrials	10.7%
Consumer Staples	10.4%
Energy	10.1%
Materials	4.1%
Utilities	4.0%
Telecommunication Services	3.0%
Other	0.2%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Exxon Mobil Corp	2.6%
Apple, Inc.	1.9%
Microsoft Corp.	1.6%
The Procter & Gamble Co.	1.5%
AT&T, Inc.	1.4%
International Business Machines Corp.	1.4%
Johnson & Johnson	1.4%
General Electric Co.	1.3%
Berkshire Hathaway, Inc., Class B	1.3%
Chevron Corp.	1.3%
Total	15.7%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Exchange-traded funds are subject to risks similar to those of stocks. Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	Not annualized.

6 Schwab U.S. ETFs

 Schwab U.S. Broad Market ETFtm

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may, when sold or redeemed, be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

November 3, 2009 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1

 Total Returns1,2

Fund and Inception Date	Since Inception*

Fund: Schwab U.S. Broad Market ETFtm (11/3/09)
NAV Return[3]	3.74%
Market Price Return[3]	3.70%
Dow Jones U.S. Broad Stock Market IndexSM	3.88%
ETF Category: Morningstar Large Blend[4]	1.99%

Fund Expense Ratio5: 0.06%

 Style Assessment6

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Index ownership — “Dow Jones” and the names identifying the Dow Jones Indexes underlying Schwab’s Domestic ETFs are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Charles Schwab Investment Management, Inc. The Schwab ETFs are not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in such products.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[4]	The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus. Effective June 14, 2010, the annual operating expense was reduced. See financial note 4 for more information.
[6]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 8/31/10, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab U.S. ETFs 7

Schwab U.S. Large-Cap ETF™

The Schwab U.S. Large-Cap ETF seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Total Stock Market IndexSM. The index includes approximately the largest 750 names of the Dow Jones U.S. Broad Stock Market IndexSM. The fund will generally give the same weight to a given stock as the index does.

During the reporting period that began with the fund’s inception date of November 3, 2009, and ended August 31, 2010, the fund’s market price return was 2.97% and its NAV return was 3.01%. (For an explanation of the market price and NAV returns, please refer to footnote 3 on the following page). The index returned 3.08% during the same period.

The performance of the fund’s index lagged that of the Dow Jones U.S. Broad Stock Market IndexSM during the reporting period. The best performing sectors were Telecommunication Services and Consumer Discretionary. For both the index and the fund, Consumer Discretionary, at over 10% of the fund’s net assets, was the strongest positive contributor to returns. The Energy Sector, at close to 11% of fund’s net assets, was the largest negative detractor from returns.

Seven of the fund’s ten largest holdings posted positive returns for the reporting period. Apple gained the most, while Exxon Mobil and Microsoft experienced the worst declines.

As of 8/31/10:

 Statistics

Number of Holdings	745
Weighted Average Market Cap ($ x 1,000,000)	$68,239
Price/Earnings Ratio (P/E)	15.4
Price/Book Ratio (P/B)	1.9
Portfolio Turnover Rate[2]	3%

 Sector Weightings % of Investments

Information Technology	18.1%
Financials	16.0%
Health Care	11.9%
Consumer Staples	11.1%
Energy	10.7%
Consumer Discretionary	10.5%
Industrials	10.2%
Utilities	4.1%
Materials	3.9%
Telecommunication Services	3.3%
Other	0.2%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Exxon Mobil Corp.	3.0%
Apple, Inc.	2.2%
Microsoft Corp.	1.8%
The Procter & Gamble Co.	1.7%
AT&T, Inc.	1.6%
Johnson & Johnson	1.5%
International Business Machines Corp.	1.5%
General Electric Co.	1.5%
Berkshire Hathaway, Inc., Class B	1.5%
Chevron Corp.	1.5%
Total	17.8%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Exchange-traded funds are subject to risks similar to those of stocks. Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	Not annualized.

8 Schwab U.S. ETFs

 Schwab U.S. Large-Cap ETFtm

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may, when sold or redeemed, be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

November 3, 2009 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1

 Total Returns1,2

Fund and Inception Date	Since Inception*

Fund: Schwab U.S. Large-Cap ETFtm (11/3/09)
NAV Return[3]	3.01%
Market Price Return[3]	2.97%
Dow Jones U.S. Large-Cap Total Stock Market IndexSM	3.08%
ETF Category: Morningstar Large Blend[4]	1.99%

Fund Expense Ratio5: 0.08%

 Style Assessment6

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Index ownership — “Dow Jones” and the names identifying the Dow Jones Indexes underlying Schwab’s Domestic ETFs are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Charles Schwab Investment Management, Inc. The Schwab ETFs are not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in such products.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[4]	The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus.
[6]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 8/31/10, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab U.S. ETFs 9

Schwab U.S. Large-Cap Growth ETF™

The Schwab U.S. Large-Cap Growth ETF seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Growth Total Stock Market IndexSM. The index includes approximately 430 names with Growth characteristics of the Dow Jones U.S. Large-Cap Total Stock Market IndexSM. The fund will generally give the same weight to a given stock as the index does.

During the reporting period that began with the fund’s inception date of December 11, 2009 and ended August 31, 2010, the fund’s market price return was -4.02% and its NAV return was -3.94%. (For an explanation of the market price and NAV returns, please refer to footnote 3 on the following page). The index returned -3.90% during the same period.

The performance of the fund’s index lagged that of the Dow Jones U.S. Broad Stock Market IndexSM and the Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM. The best performing sectors were Telecommunication Services and Industrials. For both the index and the fund, Industrials, at about 10% of the fund’s net assets, was the best positive contributor to returns. Health Care and Information Technology were the worst performing sectors. Information Technology, the highest-weighted sector at about 32% of fund’s net assets, was the worst detractor from returns.

Three of the fund’s ten largest holdings posted positive returns for the reporting period. Apple delivered the best return, while other stocks within Information Technology, such as Google and Hewlett Packard, posted the largest losses.

As of 8/31/10:

 Statistics

Number of Holdings	422
Weighted Average Market Cap ($ x 1,000,000)	$51,231
Price/Earnings Ratio (P/E)	16.9
Price/Book Ratio (P/B)	2.5
Portfolio Turnover Rate[2]	6%

 Sector Weightings % of Investments

Information Technology	31.8%
Health Care	13.0%
Consumer Discretionary	12.3%
Industrials	10.1%
Energy	9.4%
Consumer Staples	8.6%
Financials	7.7%
Materials	5.4%
Telecommunication Services	0.9%
Utilities	0.6%
Other	0.2%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	4.7%
Microsoft Corp.	3.9%
Berkshire Hathaway, Inc., Class B	3.2%
Cisco Systems, Inc.	2.5%
Wal-Mart Stores, Inc.	2.3%
PepsiCo, Inc.	2.2%
Google, Inc., Class A	2.2%
Hewlett-Packard Co.	1.9%
Oracle Corp.	1.8%
Schlumberger Ltd.	1.5%
Total	26.2%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Exchange-traded funds are subject to risks similar to those of stocks. Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	Not annualized.

10 Schwab U.S. ETFs

 Schwab U.S. Large-Cap Growth ETFtm

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may, when sold or redeemed, be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

December 11, 2009 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1

 Total Returns1,2

Fund and Inception Date	Since Inception*

Fund: Schwab U.S. Large-Cap Growth ETFtm (12/11/09)
NAV Return[3]	-3.94%
Market Price Return[3]	-4.02%
Dow Jones U.S. Large-Cap Growth Total Stock Market IndexSM	-3.90%
ETF Category: Morningstar Large Growth[4]	-3.30%

Fund Expense Ratio5: 0.13%

 Style Assessment6

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Index ownership — “Dow Jones” and the names identifying the Dow Jones Indexes underlying Schwab’s Domestic ETFs are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Charles Schwab Investment Management, Inc. The Schwab ETFs are not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in such products.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[4]	The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus. Effective June 14, 2010, the annual operating expense was reduced. See financial note 4 for more information.
[6]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 8/31/10, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab U.S. ETFs 11

Schwab U.S. Large-Cap Value ETF™

The Schwab U.S. Large-Cap Value ETF seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM. The index includes approximately 320 names with Value characteristics of the Dow Jones U.S. Large-Cap Total Stock Market IndexSM. The fund will generally give the same weight to a given stock as the index does.

During the reporting period that began with the fund’s inception date of December 11, 2009 and ended August 31, 2010, the fund’s market price return was -2.00%, equal to its NAV return. (For an explanation of the market price and NAV returns, please refer to footnote 3 on the following page). The index returned -1.87% during the same period.

The performance of the fund’s index lagged that of the Dow Jones U.S. Broad Stock Market IndexSM, but outperformed the Dow Jones U.S. Large-Cap Growth Total Stock Market IndexSM. The best performing sectors were Materials and Consumer Discretionary, while Energy and Health Care were the worst performing sectors. For both the index and the fund, Consumer Staples, at about 13% of the fund’s net assets, was the best positive contributor to returns. Energy, at almost 12% of the fund’s net assets, was the worst detractor from returns.

Nine of the fund’s ten largest holdings posted negative returns for the reporting period. Securities in Energy and Financials, Exxon Mobil, Bank of America, and JP Morgan Chase, experienced the worst returns. AT&T was the only stock in the ten largest holdings that delivered a positive return.

As of 8/31/10:

 Statistics

Number of Holdings	323
Weighted Average Market Cap ($ x 1,000,000)	$82,879
Price/Earnings Ratio (P/E)	14.3
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate[2]	5%

 Sector Weightings % of Investments

Financials	23.2%
Consumer Staples	13.4%
Energy	11.9%
Health Care	10.9%
Industrials	10.2%
Consumer Discretionary	8.9%
Utilities	7.1%
Information Technology	6.3%
Telecommunication Services	5.4%
Materials	2.6%
Other	0.1%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Exxon Mobil Corp.	5.5%
The Procter & Gamble Co.	3.1%
AT&T, Inc.	2.9%
International Business Machines Corp.	2.9%
Johnson & Johnson	2.9%
General Electric Co.	2.8%
Chevron Corp.	2.7%
JPMorgan Chase & Co.	2.6%
Pfizer, Inc.	2.3%
Bank of America Corp.	2.3%
Total	30.0%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Exchange-traded funds are subject to risks similar to those of stocks. Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	Not annualized.

12 Schwab U.S. ETFs

 Schwab U.S. Large-Cap Value ETFtm

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may, when sold or redeemed, be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

December 11, 2009 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1

 Total Returns1,2

Fund and Inception Date	Since Inception*

Fund: Schwab U.S. Large-Cap Value ETFtm (12/11/09)
NAV Return[3]	-2.00%
Market Price Return[3]	-2.00%
Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM	-1.87%
ETF Category: Morningstar Large Value[4]	-0.95%

Fund Expense Ratio5: 0.13%

 Style Assessment6

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Index ownership — “Dow Jones” and the names identifying the Dow Jones Indexes underlying Schwab’s Domestic ETFs are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Charles Schwab Investment Management, Inc. The Schwab ETFs are not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in such products.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[4]	The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus. Effective June 14, 2010, the annual operating expense was reduced. See financial note 4 for more information.
[6]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 8/31/10, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab U.S. ETFs 13

Schwab U.S. Small-Cap ETF™

The Schwab U.S. Small-Cap ETF seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Small-Cap Total Stock Market IndexSM. The index includes the approximately 1,750 smallest issuers ranked by market capitalization of the Dow Jones U.S. Broad Market IndexSM. The fund will generally give the same weight to a given stock as the index does.

During the reporting period that began with the fund’s inception date of November 3, 2009 and ended August 31, 2010, the fund’s market price return was 9.94% and its NAV return was 10.15%. (For an explanation of the market price and NAV returns, please refer to footnote 3 on the following page) The index returned 10.39% during the same period.

The fund’s index substantially outperformed the Dow Jones U.S. Large-Cap Total Stock Market IndexSM during the period. All broad industry sectors in the U.S. small-cap index delivered positive returns. The best performing sectors were Materials and Consumer Staples, while Energy and Health Care were the worst performing sectors. For both the index and the fund, Financials, the highest-weighted sector at almost 22% of fund’s net assets, was the best positive contributor to returns.

All of the fund’s ten largest holdings posted positive returns of at least 30% for the reporting period, with Liberty Media and Continental Airlines delivering the best returns at 110% and 97%, respectively.

As of 8/31/10:

 Statistics

Number of Holdings	1759
Weighted Average Market Cap ($ x 1,000,000)	$1,371
Price/Earnings Ratio (P/E)	40.6
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate[2]	8%

 Sector Weightings % of Investments

Financials	21.9%
Information Technology	17.8%
Industrials	15.1%
Consumer Discretionary	15.1%
Health Care	11.0%
Energy	5.7%
Materials	5.7%
Consumer Staples	3.5%
Utilities	3.1%
Telecommunication Services	1.0%
Other	0.1%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Liberty Media Corp. - Capital, Series A	0.3%
Herbalife Ltd.	0.3%
UDR, Inc.	0.3%
Essex Property Trust, Inc.	0.3%
Skyworks Solutions, Inc.	0.3%
NBTY, Inc.	0.3%
Continental Airlines, Inc., Class B	0.3%
Jones Lang LaSalle, Inc.	0.2%
Alexandria Real Estate Equities, Inc.	0.2%
MICROS Systems, Inc.	0.2%
Total	2.7%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Exchange-traded funds are subject to risks similar to those of stocks. Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	Not annualized.

14 Schwab U.S. ETFs

 Schwab U.S. Small-Cap ETFtm

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may, when sold or redeemed, be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

November 3, 2009 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1

 Total Returns1,2

Fund and Inception Date	Since Inception*

Fund: Schwab U.S. Small-Cap ETFtm (11/3/09)
NAV Return[3]	10.15%
Market Price Return[3]	9.94%
Dow Jones U.S. Small-Cap Total Stock Market IndexSM	10.39%
ETF Category: Morningstar Small Blend[4]	6.21%

Fund Expense Ratio5: 0.13%

 Style Assessment6

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Index ownership — “Dow Jones” and the names identifying the Dow Jones Indexes underlying Schwab’s Domestic ETFs are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Charles Schwab Investment Management, Inc. The Schwab ETFs are not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in such products.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[4]	The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus. Effective June 14, 2010, the annual operating expense was reduced. See financial note 4 for more information.
[6]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 8/31/10, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab U.S. ETFs 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2010 and held through August 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 3/01/10	at 8/31/10	3/01/10–8/31/10

Schwab U.S. Broad Market ETFtm*
Actual Return	0.07%	$1,000	$961.90	$0.35
Hypothetical 5% Return	0.07%	$1,000	$1,024.85	$0.36

Schwab U.S. Large-Cap ETFtm
Actual Return	0.08%	$1,000	$961.00	$0.40
Hypothetical 5% Return	0.08%	$1,000	$1,024.80	$0.41

Schwab U.S. Large-Cap Growth ETFtm*
Actual Return	0.14%	$1,000	$940.90	$0.68
Hypothetical 5% Return	0.14%	$1,000	$1,024.50	$0.71

Schwab U.S. Large-Cap Value ETFtm*
Actual Return	0.14%	$1,000	$978.10	$0.70
Hypothetical 5% Return	0.14%	$1,000	$1,024.50	$0.71

Schwab U.S. Small-Cap ETFtm*
Actual Return	0.14%	$1,000	$970.40	$0.70
Hypothetical 5% Return	0.14%	$1,000	$1,024.50	$0.71

*	Effective June 14, 2010, the annual operating expense was reduced. See financial note 4 for more information.
[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers the period since commencement of operations through 8/31/10.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

16 Schwab U.S. ETFs

Schwab U.S. Broad Market ETF™

Financial Statements

Financial Highlights

	10/30/09[1]–
	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.42	[2]
Net realized and unrealized gains (losses)	(0.05)

Total from investment operations	0.37
Less distributions:
Distributions from net investment income	(0.26)

Net asset value at end of period	25.11

Total return (%)	1.42	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.07	[4,5]
Gross operating expenses	0.07	[4]
Net investment income (loss)	1.92	[4]
Portfolio turnover rate[6]	2	[3]
Net assets, end of period ($ x 1,000)	272,490

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.
5 Effective June 14, 2010, the annual operating expense was reduced. The ratio presented for period ended August 31, 2010 is a blended rate. Please see financial note 4 for more information.
6 Portfolio turnover rate excludes securities received or delivered from processing of in kind creations or redemptions.

See financial notes 17

 Schwab U.S. Broad Market ETF

Portfolio Holdings as of August 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on Schwab’s website at www.schwab.com/schwabetfs.

		Cost	Value
Holdings by Category		($)	($)

99.5%	Common Stock	291,662,110	271,274,844
0.2%	Other Investment Company	473,428	473,428

99.7%	Total Investments	292,135,538	271,748,272
0.3%	Other Assets and Liabilities, Net		742,109

100.0%	Net Assets		272,490,381

	Number	Value
Security	of Shares	($)

Common Stock 99.5% of net assets

Automobiles & Components 0.8%
ArvinMeritor, Inc. *	2,002	26,166
BorgWarner, Inc. *	2,821	123,137
Cooper Tire & Rubber Co.	2,170	35,132
Dana Holding Corp. *	3,689	37,849
Federal-Mogul Corp. *	1,519	23,233
Ford Motor Co. *	80,731	911,453
Gentex Corp.	3,255	57,190
Harley-Davidson, Inc.	5,642	137,214
Johnson Controls, Inc.	15,841	420,262
Lear Corp. *	1,027	75,649
Tenneco, Inc. *	1,302	32,185
Tesla Motors, Inc. *	1,302	25,571
The Goodyear Tire & Rubber Co. *	6,944	64,163
Thor Industries, Inc.	1,085	25,324
TRW Automotive Holdings Corp. *	2,170	75,429
WABCO Holdings, Inc. *	1,519	53,560

		2,123,517

Banks 3.2%
Associated Banc-Corp	3,472	41,872
Astoria Financial Corp.	3,472	41,872
BancorpSouth, Inc.	1,736	22,134
Bank of Hawaii Corp.	1,085	48,456
BB&T Corp.	16,275	360,003
Beneficial Mutual Bancorp, Inc. *	3,689	30,766
BOK Financial Corp.	868	38,574
CapitalSource, Inc.	10,199	51,505
Capitol Federal Financial	1,085	27,841
Cathay General Bancorp	2,508	24,052
City National Corp.	1,085	52,557
Columbia Banking System, Inc.	1,406	25,041
Comerica, Inc.	4,171	143,524
Commerce Bancshares, Inc.	1,519	54,274
Community Bank System, Inc.	868	19,599
Cullen/Frost Bankers, Inc.	1,302	66,728
CVB Financial Corp.	4,340	29,642
East West Bancorp, Inc.	3,492	51,053
F.N.B. Corp.	4,774	37,094
Fifth Third Bancorp	19,096	211,011
First Citizens BancShares, Inc., Class A	217	36,449
First Financial Bancorp	2,604	41,534
First Financial Bankshares, Inc.	651	29,080
First Horizon National Corp. *	5,303	53,454
First Interstate BancSystem, Inc.	1,804	20,602
First Midwest Bancorp, Inc.	2,048	22,487
First Niagara Financial Group, Inc.	4,340	48,999
FirstMerit Corp.	1,953	33,787
Fulton Financial Corp.	4,123	34,138
Glacier Bancorp, Inc.	2,604	36,039
Hancock Holding Co.	868	23,627
Home Bancshares, Inc.	703	15,143
Hudson City Bancorp, Inc.	11,501	132,549
Huntington Bancshares, Inc.	16,709	88,391
IBERIABANK Corp.	434	21,158
International Bancshares Corp.	2,170	33,852
Investors Bancorp, Inc. *	3,255	34,568
Kearny Financial Corp.	3,472	30,206
KeyCorp	21,700	159,929
M&T Bank Corp.	2,014	172,479
Marshall & Ilsley Corp.	11,718	76,753
MB Financial, Inc.	1,953	29,256
MGIC Investment Corp. *	3,255	23,501
National Penn Bancshares, Inc.	5,425	31,519
NBT Bancorp, Inc.	1,519	31,018
New York Community Bancorp, Inc.	10,199	162,062
NewAlliance Bancshares, Inc.	3,038	37,185
Northfield Bancorp, Inc.	1,302	14,192
Northwest Bancshares, Inc.	3,255	34,991
Ocwen Financial Corp. *	3,038	27,615
Old National Bancorp	3,255	30,011
PacWest Bancorp	1,085	18,510
Park National Corp.	651	39,093
People’s United Financial, Inc.	8,246	104,889
PNC Financial Services Group, Inc.	12,369	630,324
Popular, Inc. *	15,190	38,886
PrivateBancorp, Inc.	1,953	20,428
Prosperity Bancshares, Inc.	1,085	30,868
Provident Financial Services, Inc.	1,736	19,912
Radian Group, Inc.	3,115	19,718
Regions Financial Corp.	29,078	186,972
Signature Bank *	1,085	39,646
SunTrust Banks, Inc.	11,935	268,418
Susquehanna Bancshares, Inc.	3,261	25,795
SVB Financial Group *	868	32,264
Synovus Financial Corp.	15,407	31,738
TCF Financial Corp.	2,821	40,284
Texas Capital Bancshares, Inc. *	1,519	23,241
TFS Financial Corp.	3,038	27,919
The PMI Group, Inc. *	6,757	20,812
Trustmark Corp.	1,736	33,106
U.S. Bancorp	45,787	952,370
UMB Financial Corp.	868	27,672
Umpqua Holdings Corp.	3,472	36,109
United Bankshares, Inc.	1,736	39,945

18 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Valley National Bancorp	3,383	44,080
Washington Federal, Inc.	2,604	37,159
Webster Financial Corp.	2,821	45,390
Wells Fargo & Co.	116,155	2,735,450
Westamerica Bancorp	651	32,993
Whitney Holding Corp.	4,340	32,246
Wilmington Trust Corp.	2,604	22,915
Wintrust Financial Corp.	1,085	31,205
Zions Bancorp	3,255	59,990

		8,694,519

Capital Goods 7.8%
3M Co.	15,407	1,210,220
A.O. Smith Corp.	868	44,572
AAR CORP. *	868	13,332
Actuant Corp., Class A	1,953	38,708
Acuity Brands, Inc.	1,085	42,033
Aecom Technology Corp. *	2,387	53,708
Aerovironment, Inc. *	651	14,726
AGCO Corp. *	2,170	71,719
Aircastle Ltd.	1,953	15,253
Alliant Techsystems, Inc. *	868	57,201
American Science & Engineering, Inc.	217	15,401
American Superconductor Corp. *	1,085	29,176
AMETEK, Inc.	2,604	111,946
Applied Industrial Technologies, Inc.	1,736	46,525
Armstrong World Industries, Inc. *	868	34,112
Babcock & Wilcox Co. *	2,821	63,190
Badger Meter, Inc.	434	16,188
Baldor Electric Co.	1,302	45,674
Barnes Group, Inc.	1,953	29,705
BE Aerospace, Inc. *	2,604	70,178
Beacon Roofing Supply, Inc. *	1,085	15,114
Belden, Inc.	1,302	28,514
Brady Corp., Class A	1,085	27,950
Briggs & Stratton Corp.	1,736	31,508
Bucyrus International, Inc.	1,736	99,803
Carlisle Cos., Inc.	1,519	42,608
Caterpillar, Inc.	13,494	879,269
CLARCOR, Inc.	1,302	43,799
Crane Co.	1,302	44,138
Cubic Corp.	868	33,149
Cummins, Inc.	4,340	322,939
Curtiss-Wright Corp.	1,085	28,850
Danaher Corp.	11,718	425,715
Deere & Co.	9,982	631,561
DigitalGlobe, Inc. *	1,099	33,706
Donaldson Co., Inc.	1,736	72,738
Dover Corp.	4,340	194,258
Eaton Corp.	3,906	271,389
EMCOR Group, Inc. *	1,519	34,542
Emerson Electric Co.	18,011	840,213
EnerSys *	1,519	33,524
ESCO Technologies, Inc.	868	27,038
Esterline Technologies Corp. *	868	39,928
Fastenal Co.	3,255	147,354
First Solar, Inc. *	1,085	138,717
Flowserve Corp.	1,302	116,373
Fluor Corp.	4,340	193,824
Franklin Electric Co., Inc.	651	20,617
Gardner Denver, Inc.	1,302	62,157
GATX Corp.	1,302	35,545
General Cable Corp. *	1,210	26,923
General Dynamics Corp.	7,812	436,456
General Electric Co.	252,805	3,660,616
Goodrich Corp.	3,038	208,042
Graco, Inc.	1,519	42,395
GrafTech International Ltd. *	3,038	42,714
Granite Construction, Inc.	1,302	28,657
Griffon Corp. *	1,519	16,238
GT Solar International, Inc. *	3,038	23,484
Harsco Corp.	1,953	38,943
HEICO Corp., Class A	1,343	41,176
Hexcel Corp. *	3,038	51,828
Honeywell International, Inc.	16,709	653,155
Hubbell, Inc., Class B	1,302	58,564
IDEX Corp.	1,953	58,180
II-VI, Inc. *	1,302	44,776
Illinois Tool Works, Inc.	10,199	420,811
InsituForm Technologies, Inc., Class A *	868	17,672
ITT Corp.	4,340	184,450
Jacobs Engineering Group, Inc. *	3,038	105,358
Joy Global, Inc.	2,604	147,751
Kaman Corp.	651	13,912
Kaydon Corp.	1,085	35,165
KBR, Inc.	3,906	90,619
Kennametal, Inc.	1,953	49,216
L-3 Communications Holdings, Inc.	2,821	187,879
Lennox International, Inc.	1,302	55,192
Lincoln Electric Holdings, Inc.	868	43,027
Lockheed Martin Corp.	7,378	512,919
Masco Corp.	9,114	95,606
MasTec, Inc. *	2,821	27,307
McDermott International, Inc. *	5,642	72,330
Moog, Inc., Class A *	1,302	40,622
MSC Industrial Direct Co., Class A	1,085	48,358
Mueller Industries, Inc.	1,302	30,701
Mueller Water Products, Inc., Class A	3,255	7,714
Navistar International Corp. *	1,302	54,528
Nordson Corp.	651	41,775
Northrop Grumman Corp.	6,944	375,809
Orbital Sciences Corp. *	1,302	16,913
Oshkosh Corp. *	2,170	53,990
Otter Tail Corp.	1,519	28,147
Owens Corning, Inc. *	2,387	64,926
PACCAR, Inc.	8,246	338,004
Pall Corp.	2,821	96,450
Parker Hannifin Corp.	3,906	231,079
Pentair, Inc.	2,387	71,849
Precision Castparts Corp.	3,472	392,961
Quanex Building Products Corp.	868	13,714
Quanta Services, Inc. *	4,774	85,646
Raytheon Co.	9,114	400,287
Regal-Beloit Corp.	868	48,018
Robbins & Myers, Inc.	1,519	35,940
Rockwell Automation, Inc.	3,472	177,558
Rockwell Collins, Inc.	3,689	198,948
Roper Industries, Inc.	2,170	126,034
RSC Holdings, Inc. *	2,387	14,274
Simpson Manufacturing Co., Inc.	1,302	28,696
Snap-On, Inc.	1,302	53,681

See financial notes 19

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Spirit AeroSystems Holdings, Inc., Class A *	2,387	46,165
SPX Corp.	1,302	72,990
SunPower Corp., Class A *	2,263	24,463
Teledyne Technologies, Inc. *	1,085	39,255
Terex Corp. *	2,821	51,370
Textainer Group Holdings Ltd.	1,085	29,621
Textron, Inc.	6,727	114,830
The Boeing Co.	16,059	981,687
The Manitowoc Co., Inc.	3,689	33,791
The Middleby Corp. *	651	35,799
The Shaw Group, Inc. *	1,953	63,277
The Timken Co.	1,953	63,883
The Toro Co.	868	43,313
Thomas & Betts Corp. *	1,302	48,109
TransDigm Group, Inc.	868	50,249
Trinity Industries, Inc.	1,953	33,435
Triumph Group, Inc.	651	43,213
Tutor Perini Corp. *	1,736	34,303
United Technologies Corp.	20,832	1,358,455
Universal Forest Products, Inc.	434	11,245
URS Corp. *	1,953	69,664
USG Corp. *	2,604	31,691
Valmont Industries, Inc.	434	29,091
W.W. Grainger, Inc.	1,519	160,695
Wabtec Corp.	1,085	46,145
Watsco, Inc.	651	33,429
Watts Water Technologies, Inc., Class A	1,085	32,593
WESCO International, Inc. *	1,302	42,029
Woodward Governor Co.	1,302	34,008

		21,167,188

Commercial & Professional Services 1.0%
ABM Industries, Inc.	1,736	34,043
Avery Dennison Corp.	2,604	84,682
Cintas Corp.	3,038	77,439
Clean Harbors, Inc. *	651	39,353
Copart, Inc. *	1,736	57,375
Corrections Corp. of America *	2,604	58,095
CoStar Group, Inc. *	868	35,822
Covanta Holding Corp.	3,255	46,905
Deluxe Corp.	2,604	43,565
EnergySolutions, Inc.	4,123	18,883
EnerNOC, Inc. *	1,085	35,349
Equifax, Inc.	3,038	89,530
FTI Consulting, Inc. *	1,302	42,680
Healthcare Services Group, Inc.	1,736	36,057
Herman Miller, Inc.	2,170	35,631
HNI Corp.	1,302	30,428
IHS, Inc., Class A *	1,085	67,042
Interface, Inc. Class A	2,387	30,601
Iron Mountain, Inc.	4,340	88,015
KAR Auction Services, Inc. *	2,171	26,291
Korn/Ferry International *	2,170	28,253
M&F Worldwide Corp. *	434	10,069
Manpower, Inc.	1,736	73,780
Mine Safety Appliances Co.	1,302	29,686
Monster Worldwide, Inc. *	3,255	35,903
Navigant Consulting, Inc. *	1,519	15,038
Pitney Bowes, Inc.	4,991	96,027
R.R. Donnelley & Sons Co.	4,991	75,589
Republic Services, Inc.	7,378	217,134
Resources Connection, Inc. *	1,953	21,659
Robert Half International, Inc.	3,689	79,609
Rollins, Inc.	1,736	35,553
Steelcase, Inc., Class A	6,076	37,732
Stericycle, Inc. *	1,953	127,921
Sykes Enterprises, Inc. *	1,519	18,167
Tetra Tech, Inc. *	1,302	23,631
The Brink’s Co.	1,302	24,569
The Corporate Executive Board Co.	1,302	36,508
The Dun & Bradstreet Corp.	1,302	85,802
The Geo Group, Inc. *	1,519	33,570
Towers Watson & Co., Class A	1,085	48,716
TrueBlue, Inc. *	1,302	14,049
United Stationers, Inc. *	651	29,223
Verisk Analytics, Inc., Class A *	2,432	67,658
Waste Connections, Inc. *	1,953	73,726
Waste Management, Inc.	11,067	366,207

		2,683,565

Consumer Durables & Apparel 1.3%
American Greetings Corp., Class A	1,519	29,317
Brunswick Corp.	3,689	46,887
Carter’s, Inc. *	1,519	33,934
Coach, Inc.	7,812	279,982
Columbia Sportswear Co.	868	40,458
Crocs, Inc. *	2,438	30,475
D.R. Horton, Inc.	6,944	71,245
Deckers Outdoor Corp. *	1,302	56,598
Eastman Kodak Co. *	9,982	34,837
Fortune Brands, Inc.	3,689	165,230
Fossil, Inc. *	1,302	61,832
Garmin Ltd.	2,821	75,067
Hanesbrands, Inc. *	2,170	51,950
Harman International Industries, Inc. *	1,519	47,347
Hasbro, Inc.	2,821	113,856
Iconix Brand Group, Inc. *	3,038	46,284
Jarden Corp.	1,953	52,614
Jones Apparel Group, Inc.	2,170	33,375
KB HOME	2,387	24,610
Leggett & Platt, Inc.	3,906	74,878
Lennar Corp., Class A	3,689	48,584
M.D.C Holdings, Inc.	1,085	28,883
Mattel, Inc.	8,897	186,748
Mohawk Industries, Inc. *	1,302	57,692
Newell Rubbermaid, Inc.	6,944	104,299
NIKE, Inc., Class B	6,510	455,700
NVR, Inc. *	136	82,166
Phillips-Van Heusen Corp.	1,302	59,475
Polaris Industries, Inc.	868	46,290
Polo Ralph Lauren Corp.	1,519	115,049
Pool Corp.	1,953	36,033
Pulte Group, Inc. *	8,246	66,215
Skechers U.S.A., Inc., Class A *	868	22,108
Stanley Black & Decker, Inc.	3,555	190,690
Tempur-Pedic International, Inc. *	1,953	52,340
The Ryland Group, Inc.	1,953	31,463
The Timberland Co., Class A *	1,085	17,436
The Warnaco Group, Inc. *	1,085	45,440
Toll Brothers, Inc. *	3,255	56,246

20 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Tupperware Brands Corp.	1,519	59,757
Under Armour, Inc., Class A *	1,302	46,703
UniFirst Corp.	434	17,039
VF Corp.	2,170	153,245
Whirlpool Corp.	1,736	128,742
Wolverine World Wide, Inc.	1,302	32,902

		3,512,021

Consumer Services 2.3%
Ameristar Casinos, Inc.	2,170	35,610
Apollo Group, Inc., Class A *	3,038	129,054
Bally Technologies, Inc. *	1,302	40,948
Bob Evans Farms, Inc.	1,302	33,266
Boyd Gaming Corp. *	4,340	30,120
Bridgepoint Education, Inc. *	2,387	30,840
Brinker International, Inc.	2,821	44,431
Buffalo Wild Wings, Inc. *	868	36,300
Burger King Holdings, Inc.	2,170	35,696
Capella Education Co. *	434	27,160
Career Education Corp. *	1,519	26,628
Carnival Corp.	10,199	318,005
Chipotle Mexican Grill, Inc. *	742	111,916
Choice Hotels International, Inc.	1,085	35,675
Coinstar, Inc. *	1,085	47,197
Corinthian Colleges, Inc. *	1,953	9,531
Cracker Barrel Old Country Store, Inc.	651	29,041
Darden Restaurants, Inc.	3,255	134,301
DeVry, Inc.	1,519	57,889
Education Management Corp. *	868	7,005
Gaylord Entertainment Co. *	868	22,707
Grand Canyon Education, Inc. *	1,085	18,543
H&R Block, Inc.	8,029	103,173
Hillenbrand, Inc.	1,736	33,036
Hyatt Hotels Corp., Class A *	868	32,689
International Game Technology	7,378	107,719
International Speedway Corp., Class A	1,302	29,803
ITT Educational Services, Inc. *	868	46,230
Jack in the Box, Inc. *	1,736	35,032
Las Vegas Sands Corp. *	10,850	307,380
Life Time Fitness, Inc. *	1,519	51,600
Lincoln Educational Services Corp. *	217	2,370
Marriott International, Inc., Class A	7,378	236,170
Matthews International Corp., Class A	868	27,333
McDonald’s Corp.	25,570	1,868,144
MGM Resorts International *	6,293	56,700
Orient-Express Hotels Ltd., Class A *	2,170	18,749
P.F. Chang’s China Bistro, Inc. *	434	18,579
Panera Bread Co., Class A *	651	52,041
Penn National Gaming, Inc. *	1,519	42,805
Regis Corp.	2,170	36,391
Royal Caribbean Cruises Ltd. *	3,255	79,943
Scientific Games Corp., Class A *	2,604	26,587
Service Corp. International	6,076	46,724
Six Flags Entertainment Corp. *	868	32,819
Sotheby’s	2,387	63,518
Starbucks Corp.	17,577	404,095
Starwood Hotels & Resorts Worldwide, Inc.	4,123	192,668
Strayer Education, Inc.	434	62,834
The Cheesecake Factory, Inc. *	1,736	38,869
Vail Resorts, Inc. *	868	28,670
Weight Watchers International, Inc.	1,302	37,133
Wendy’s/Arby’s Group, Inc., Class A	8,897	34,609
WMS Industries, Inc. *	1,302	46,013
Wyndham Worldwide Corp.	4,340	100,645
Wynn Resorts Ltd.	2,058	165,895
Yum! Brands, Inc.	11,067	461,494

		6,190,323

Diversified Financials 6.4%
Affiliated Managers Group, Inc. *	868	55,734
American Express Co.	25,389	1,012,259
AmeriCredit Corp. *	1,953	47,263
Ameriprise Financial, Inc.	6,076	264,792
Artio Global Investors, Inc.	1,302	18,033
Bank of America Corp.	235,551	2,932,610
Bank of New York Mellon Corp.	28,644	695,190
BlackRock, Inc.	1,085	154,016
Capital One Financial Corp.	11,067	418,997
Cash America International, Inc.	1,085	33,234
CBOE Holdings, Inc. *	1,085	22,687
CIT Group, Inc. *	4,123	151,232
Citigroup, Inc. *	500,021	1,860,078
CME Group, Inc.	1,578	391,470
Cohen & Steers, Inc.	1,736	37,046
Credit Acceptance Corp. *	651	36,879
Discover Financial Services	13,020	188,920
Duff & Phelps Corp., Class A	1,953	19,510
E*TRADE Financial Corp. *	4,227	52,457
Eaton Vance Corp.	2,821	73,318
Federated Investors, Inc., Class B	2,387	49,769
Franklin Resources, Inc.	3,906	376,968
GAMCO Investors, Inc., Class A	434	15,320
Greenhill & Co., Inc.	651	45,850
IntercontinentalExchange, Inc. *	1,736	165,892
Invesco Ltd.	10,416	188,530
Investment Technology Group, Inc. *	1,302	17,304
Janus Capital Group, Inc.	4,340	39,407
Jefferies Group, Inc.	2,604	58,616
JPMorgan Chase & Co.	94,178	3,424,312
KBW, Inc. *	1,085	23,837
Knight Capital Group, Inc., Class A *	2,170	25,780
Legg Mason, Inc.	3,906	98,939
Leucadia National Corp. *	4,774	101,925
MF Global Holdings Ltd. *	4,774	31,508
Moody’s Corp.	4,340	91,748
Morgan Stanley	29,729	734,009
MSCI, Inc., Class A *	2,743	82,016
Northern Trust Corp.	5,859	270,334
NYSE Euronext	6,293	174,568
optionsXpress Holdings, Inc. *	2,170	30,901
PHH Corp. *	2,170	40,167
PICO Holdings, Inc. *	1,085	30,293
Piper Jaffray Cos., Inc. *	651	17,981
Portfolio Recovery Associates, Inc. *	386	24,588
Raymond James Financial, Inc.	2,387	55,092
SEI Investments Co.	3,906	69,136
SLM Corp. *	11,284	124,688
State Street Corp.	11,718	411,067
Stifel Financial Corp. *	651	28,175
T. Rowe Price Group, Inc.	6,076	266,007
TD Ameritrade Holding Corp. *	5,642	82,430

See financial notes 21

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Charles Schwab Corp. (a)	22,134	282,430
The Goldman Sachs Group, Inc.	10,416	1,426,367
The NASDAQ OMX Group, Inc. *	3,689	66,070
Waddell & Reed Financial, Inc., Class A	1,953	44,939

		17,482,688

Energy 10.0%
Alpha Natural Resources, Inc. *	2,838	105,375
Anadarko Petroleum Corp.	11,935	548,891
Apache Corp.	8,029	721,406
Arch Coal, Inc.	3,906	87,924
Atlas Energy, Inc. *	1,953	53,122
Atwood Oceanics, Inc. *	1,302	32,654
Baker Hughes, Inc.	10,336	388,427
Berry Petroleum Co., Class A	1,302	35,349
Bill Barrett Corp. *	1,085	35,328
BPZ Resources, Inc. *	2,821	11,143
Brigham Exploration Co. *	3,689	56,515
Bristow Group, Inc. *	1,085	35,805
Cabot Oil & Gas Corp.	2,604	72,495
Cameron International Corp. *	6,076	223,475
CARBO Ceramics, Inc.	651	49,300
Chesapeake Energy Corp.	15,407	318,617
Chevron Corp.	47,525	3,524,454
Cimarex Energy Co.	2,170	141,961
Clean Energy Fuels Corp. *	1,519	21,950
Cobalt International Energy, Inc. *	3,472	28,332
Complete Production Services, Inc. *	1,953	34,451
Comstock Resources, Inc. *	1,085	23,620
Concho Resources, Inc. *	1,953	114,094
ConocoPhillips	32,855	1,722,588
CONSOL Energy, Inc.	5,331	171,658
Contango Oil & Gas Co. *	217	9,515
Continental Resources, Inc. *	868	35,171
Denbury Resources, Inc. *	9,380	138,261
Devon Energy Corp.	10,199	614,796
Diamond Offshore Drilling, Inc.	1,519	88,375
Dresser-Rand Group, Inc. *	2,170	77,078
Dril-Quip, Inc. *	651	34,418
El Paso Corp.	17,143	195,259
EOG Resources, Inc.	6,076	527,822
EXCO Resources, Inc.	4,123	55,454
Exterran Holdings, Inc. *	1,519	33,615
Exxon Mobil Corp.	121,215	7,171,079
FMC Technologies, Inc. *	3,038	187,900
Forest Oil Corp. *	2,604	68,016
Frontier Oil Corp.	2,604	30,493
Gulfport Energy Corp. *	2,170	24,673
Halliburton Co.	21,700	612,157
Helix Energy Solutions Group, Inc. *	2,387	21,722
Helmerich & Payne, Inc.	2,387	88,414
Hess Corp.	7,378	370,745
Holly Corp.	1,085	28,221
ION Geophysical Corp. *	4,123	14,101
Key Energy Services, Inc. *	4,123	33,025
Lufkin Industries, Inc.	868	33,557
Marathon Oil Corp.	17,143	522,690
Mariner Energy, Inc. *	2,390	54,707
Massey Energy Co.	2,170	62,388
Murphy Oil Corp.	4,557	244,073
Nabors Industries Ltd. *	7,161	112,285
National-Oilwell Varco, Inc.	10,199	383,380
Newfield Exploration Co. *	3,255	156,273
Noble Energy, Inc.	4,340	302,845
Oasis Petroleum, Inc. *	1,736	28,592
Occidental Petroleum Corp.	19,192	1,402,551
Oceaneering International, Inc. *	1,302	65,113
Oil States International, Inc. *	1,085	44,735
Overseas Shipholding Group, Inc.	868	27,950
Patriot Coal Corp. *	2,821	29,000
Patterson-UTI Energy, Inc.	3,906	57,653
Peabody Energy Corp.	6,727	287,916
Penn Virginia Corp.	1,519	21,175
Petrohawk Energy Corp. *	7,595	114,836
Pioneer Drilling Co. *	2,821	15,346
Pioneer Natural Resources Co.	2,821	163,110
Plains Exploration & Production Co. *	3,472	82,911
Pride International, Inc. *	3,906	91,986
QEP Resources, Inc.	3,906	113,391
Quicksilver Resources, Inc. *	3,038	37,064
Range Resources Corp.	3,906	132,062
Rosetta Resources, Inc. *	1,519	29,924
Rowan Cos., Inc. *	2,604	66,949
SandRidge Energy, Inc. *	8,484	34,275
Schlumberger Ltd.	32,730	1,745,491
SEACOR Holdings, Inc. *	434	34,143
Ship Finance International Ltd.	1,736	30,397
SM Energy Co.	1,519	57,707
Southern Union Co.	2,387	53,708
Southwestern Energy Co. *	8,246	269,809
Spectra Energy Corp.	15,407	313,378
Sunoco, Inc.	2,821	95,011
Superior Energy Services, Inc. *	1,953	41,990
Swift Energy Co. *	868	23,393
Teekay Corp.	1,736	42,202
Tesco Corp. *	1,953	19,374
Tesoro Corp.	3,472	38,991
TETRA Technologies, Inc. *	868	7,283
The Williams Cos., Inc.	13,888	251,789
Tidewater, Inc.	1,302	52,184
Ultra Petroleum Corp. *	3,689	143,908
Unit Corp. *	1,085	36,966
Valero Energy Corp.	13,454	212,170
Whiting Petroleum Corp. *	1,302	110,462
World Fuel Services Corp.	1,302	33,253

		27,351,590

Food & Staples Retailing 2.2%
BJ’s Wholesale Club, Inc. *	1,302	54,632
Casey’s General Stores, Inc. *	1,085	40,818
Costco Wholesale Corp.	10,416	589,025
CVS Caremark Corp.	32,261	871,047
Nash Finch Co.	434	17,043
PriceSmart, Inc.	868	22,403
Rite Aid Corp. *	267	233
Ruddick Corp.	1,302	42,146
Safeway, Inc.	9,765	183,582
SUPERVALU, Inc.	4,965	48,260
Sysco Corp.	13,888	381,781
The Andersons, Inc.	651	23,325
The Kroger Co.	14,539	286,854

22 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
United Natural Foods, Inc. *	1,302	45,231
Wal-Mart Stores, Inc.	50,449	2,529,513
Walgreen Co.	23,653	635,793
Weis Markets, Inc.	8	281
Whole Foods Market, Inc. *	3,181	110,667
Winn-Dixie Stores, Inc. *	4,082	26,778

		5,909,412

Food, Beverage & Tobacco 5.6%
Altria Group, Inc.	49,042	1,094,617
Archer-Daniels-Midland Co.	13,888	427,473
Brown-Forman Corp., Class B	2,604	159,599
Bunge Ltd.	3,402	180,306
Campbell Soup Co.	4,991	185,965
Central European Distribution Corp. *	1,519	34,755
Chiquita Brands International, Inc. *	1,953	24,530
Coca-Cola Enterprises, Inc.	7,812	222,330
ConAgra Foods, Inc.	10,633	229,567
Constellation Brands, Inc., Class A *	4,774	79,535
Corn Products International, Inc.	1,953	66,656
Dean Foods Co. *	4,123	42,178
Del Monte Foods Co.	4,557	59,423
Dole Food Co., Inc. *	2,387	20,624
Dr. Pepper Snapple Group, Inc.	5,807	213,814
Flowers Foods, Inc.	1,953	50,466
Fresh Del Monte Produce, Inc. *	2,041	44,841
General Mills, Inc.	14,756	533,577
Green Mountain Coffee Roasters, Inc. *	2,604	80,255
H.J. Heinz Co.	7,378	341,159
Hansen Natural Corp. *	1,736	78,189
Hormel Foods Corp.	1,736	74,908
J&J Snack Foods Corp.	868	32,767
Kellogg Co.	6,099	302,998
Kraft Foods, Inc., Class A	38,192	1,143,850
Lancaster Colony Corp.	651	29,666
Lance, Inc.	1,302	28,006
Lorillard, Inc.	3,906	296,895
McCormick & Co., Inc.	2,604	103,822
Molson Coors Brewing Co., Class B	3,689	160,693
PepsiCo, Inc.	38,228	2,453,473
Philip Morris International, Inc.	44,211	2,274,214
Pilgrim’s Pride Corp. *	4,774	29,885
Ralcorp Holdings, Inc. *	1,302	77,664
Reynolds American, Inc.	3,906	213,033
Sanderson Farms, Inc.	1,020	43,870
Sara Lee Corp.	15,841	228,744
Smithfield Foods, Inc. *	3,689	59,504
The Coca-Cola Co.	50,995	2,851,640
The Hain Celestial Group, Inc. *	1,736	38,782
The Hershey Co.	3,689	171,428
The J.M. Smucker Co.	2,821	164,972
Tootsie Roll Industries, Inc.	1,322	31,212
TreeHouse Foods, Inc. *	868	36,022
Tyson Foods, Inc., Class A	6,727	110,188
Universal Corp.	868	30,953
Vector Group Ltd.	2,387	45,472

		15,204,520

Health Care Equipment & Services 4.2%
Aetna, Inc.	10,633	284,114
AGA Medical Holdings, Inc. *	1,302	17,772
Alere, Inc. *	1,953	54,625
Align Technology, Inc. *	1,953	31,297
Allscripts Healthcare Solutions, Inc. *	3,819	63,816
Amedisys, Inc. *	868	20,068
American Medical Systems Holdings, Inc. *	2,170	39,537
AMERIGROUP Corp. *	1,519	56,051
AmerisourceBergen Corp.	7,161	195,352
AmSurg Corp. *	1,519	25,322
Baxter International, Inc.	14,539	618,780
Beckman Coulter, Inc.	1,736	79,231
Becton, Dickinson & Co.	5,425	369,931
Boston Scientific Corp. *	36,239	188,080
Brookdale Senior Living, Inc. *	2,170	29,078
C.R. Bard, Inc.	2,387	183,393
Cardinal Health, Inc.	8,680	260,053
CareFusion Corp. *	4,340	93,657
Catalyst Health Solutions, Inc. *	1,085	43,498
Centene Corp. *	2,045	41,350
Cerner Corp. *	1,519	110,659
Chemed Corp.	651	32,485
CIGNA Corp.	6,510	209,752
Community Health Systems, Inc. *	2,387	62,229
CONMED Corp. *	1,519	28,117
Coventry Health Care, Inc. *	3,689	71,382
Cyberonics, Inc. *	868	18,601
DaVita, Inc. *	2,387	154,248
DENTSPLY International, Inc.	3,472	96,591
Edwards Lifesciences Corp. *	2,604	149,912
Emdeon, Inc., Class A *	2,170	22,243
Emergency Medical Services Corp., Class A *	651	31,281
Emeritus Corp. *	1,519	23,362
Express Scripts, Inc. *	12,152	517,675
Gen-Probe, Inc. *	1,085	48,858
Genoptix, Inc. *	868	14,938
Gentiva Health Services, Inc. *	1,302	26,756
Haemonetics Corp. *	651	33,904
Health Management Associates, Inc., Class A *	6,293	39,331
Health Net, Inc. *	2,387	57,002
HEALTHSOUTH Corp. *	2,170	35,284
Healthspring, Inc. *	1,302	27,030
Henry Schein, Inc. *	2,170	114,576
Hill-Rom Holdings, Inc.	1,519	48,760
HMS Holdings Corp. *	868	45,292
Hologic, Inc. *	6,076	86,218
Hospira, Inc. *	3,906	200,612
Humana, Inc. *	4,123	197,038
IDEXX Laboratories, Inc. *	1,519	83,955
Immucor, Inc. *	1,953	34,373
Integra LifeSciences Holdings Corp. *	1,085	37,725
Intuitive Surgical, Inc. *	919	243,563
Invacare Corp.	1,519	34,785
Kindred Healthcare, Inc. *	2,170	25,498
Kinetic Concepts, Inc. *	1,519	48,486
Laboratory Corp. of America Holdings *	2,604	189,102

See financial notes 23

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Landauer, Inc.	217	12,195
LHC Group, Inc. *	434	8,684
LifePoint Hospitals, Inc. *	1,302	39,607
Lincare Holdings, Inc.	2,267	52,186
Magellan Health Services, Inc. *	1,085	47,534
Masimo Corp.	1,302	29,634
McKesson Corp.	6,510	377,906
MedAssets, Inc. *	1,519	30,107
Medco Health Solutions, Inc. *	11,284	490,628
MEDNAX, Inc. *	1,085	50,279
Medtronic, Inc.	26,474	833,402
Meridian Bioscience, Inc.	1,519	27,767
NuVasive, Inc. *	914	26,826
Omnicare, Inc.	2,821	54,163
Owens & Minor, Inc.	1,587	42,309
Patterson Cos., Inc.	2,387	60,367
PSS World Medical, Inc. *	1,519	27,889
Psychiatric Solutions, Inc. *	1,953	65,133
Quality Systems, Inc.	651	36,489
Quest Diagnostics, Inc.	3,689	160,472
RehabCare Group, Inc. *	868	14,374
ResMed, Inc. *	3,472	104,646
Select Medical Holdings Corp. *	3,472	24,825
Sirona Dental Systems, Inc. *	1,085	34,199
St. Jude Medical, Inc. *	8,246	285,064
STERIS Corp.	1,254	36,078
Stryker Corp.	7,378	318,656
Teleflex, Inc.	868	41,716
Tenet Healthcare Corp. *	11,718	45,935
The Cooper Cos., Inc.	1,085	43,769
Thoratec Corp. *	1,302	41,924
UnitedHealth Group, Inc.	27,776	881,055
Universal American Financial Corp.	1,953	26,971
Universal Health Services, Inc., Class B	2,170	68,138
Varian Medical Systems, Inc. *	3,038	161,743
VCA Antech, Inc. *	1,953	38,611
Volcano Corp. *	1,322	29,216
WellCare Health Plans, Inc. *	1,302	32,303
WellPoint, Inc. *	10,124	502,960
West Pharmaceutical Services, Inc.	868	29,182
Wright Medical Group, Inc. *	1,302	17,278
Zimmer Holdings, Inc. *	5,208	245,661
Zoll Medical Corp. *	651	17,199

		11,411,708

Household & Personal Products 2.6%
Alberto-Culver Co.	1,953	60,641
Avon Products, Inc.	10,199	296,791
Central Garden & Pet Co., Class A *	1,736	16,214
Church & Dwight Co., Inc.	1,736	106,295
Colgate-Palmolive Co.	11,935	881,280
Energizer Holdings, Inc. *	1,736	109,455
Herbalife Ltd.	1,519	84,426
Kimberly-Clark Corp.	9,982	642,841
Mead Johnson Nutrition Co.	4,798	250,408
NBTY, Inc. *	1,302	70,946
Nu Skin Enterprises, Inc., Class A	1,519	38,841
Revlon, Inc., Class A *	1,302	14,127
Spectrum Brands Holdings, Inc. *	1,085	27,678
The Clorox Co.	3,255	210,989
The Estee Lauder Cos., Inc., Class A	2,821	158,173
The Procter & Gamble Co.	68,268	4,073,552

		7,042,657

Insurance 4.2%
Aflac, Inc.	11,284	533,169
Alleghany Corp. *	219	65,185
Allied World Assurance Co. Holdings Ltd.	868	43,721
American Financial Group, Inc.	1,736	49,945
American International Group, Inc. *	2,761	93,681
American National Insurance Co.	434	33,227
American Physicians Capital, Inc.	217	8,971
AMERISAFE, Inc. *	434	7,625
AmTrust Financial Services, Inc.	1,519	20,734
Aon Corp.	5,859	212,330
Arch Capital Group Ltd. *	1,302	103,900
Argo Group International Holdings Ltd.	868	26,448
Arthur J. Gallagher & Co.	2,604	64,709
Aspen Insurance Holdings Ltd.	1,736	49,302
Assurant, Inc.	2,821	103,136
Assured Guaranty Ltd.	3,980	61,491
Axis Capital Holdings Ltd.	3,472	107,215
Berkshire Hathaway, Inc., Class B *	45,290	3,567,946
Brown & Brown, Inc.	2,821	53,712
Cincinnati Financial Corp.	3,689	98,422
CNA Financial Corp. *	1,535	39,941
CNA Surety Corp. *	1,085	18,185
CNO Financial Group, Inc. *	6,727	31,819
Delphi Financial Group, Inc., Class A	1,635	36,460
Endurance Specialty Holdings Ltd.	1,302	47,966
Enstar Group Ltd. *	217	15,108
Erie Indemnity Co., Class A	868	45,570
Everest Re Group Ltd.	1,302	103,040
FBL Financial Group, Inc., Class A	217	4,991
Fidelity National Financial, Inc., Class A	5,642	81,865
First American Financial Corp. *	3,038	45,054
Flagstone Reinsurance Holdings S.A.	1,519	15,296
Genworth Financial, Inc., Class A *	12,152	131,606
Greenlight Capital Re Ltd., Class A *	651	15,051
Hanover Insurance Group, Inc.	1,302	56,481
Harleysville Group, Inc.	434	13,836
HCC Insurance Holdings, Inc.	2,604	65,699
Hilltop Holdings, Inc. *	1,519	14,993
Infinity Property & Casualty Corp.	217	10,058
Lincoln National Corp.	7,161	167,281
Loews Corp.	8,463	297,390
Markel Corp. *	217	71,115
Marsh & McLennan Cos., Inc.	12,586	298,540
MBIA, Inc. *	5,208	48,747
Mercury General Corp.	868	34,043
MetLife, Inc.	13,888	522,189
Montpelier Re Holdings Ltd.	1,953	30,936
Old Republic International Corp.	5,425	69,331
OneBeacon Insurance Group Ltd., Class A	26	339
PartnerRe Ltd.	1,656	123,289
Platinum Underwriters Holdings Ltd.	1,085	43,628
PMA Capital Corp., Class A *	651	4,498
Principal Financial Group, Inc.	7,378	170,063

24 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
ProAssurance Corp. *	868	45,961
Protective Life Corp.	1,953	36,482
Prudential Financial, Inc.	11,067	559,658
Reinsurance Group of America, Inc.	1,736	75,933
RenaissanceRe Holdings Ltd.	1,519	86,264
RLI Corp.	651	34,151
Safety Insurance Group, Inc.	434	17,685
Selective Insurance Group, Inc.	1,302	19,348
StanCorp Financial Group, Inc.	1,085	38,659
State Auto Financial Corp.	1,085	15,168
The Allstate Corp.	12,803	353,363
The Chubb Corp.	7,780	428,834
The Hartford Financial Services Group, Inc.	10,505	211,781
The Navigators Group, Inc. *	434	18,154
The Progressive Corp.	15,190	300,762
The Travelers Cos., Inc.	11,751	575,564
Torchmark Corp.	1,953	96,381
Tower Group, Inc.	868	18,627
Transatlantic Holdings, Inc.	1,302	62,066
Unitrin, Inc.	1,736	41,317
Unum Group	8,029	160,981
Validus Holdings Ltd.	2,170	55,270
W.R. Berkley Corp.	3,472	91,487
White Mountains Insurance Group Ltd.	217	65,877
XL Group plc	8,246	147,686

		11,536,736

Materials 4.0%
Air Products & Chemicals, Inc.	4,664	345,276
Airgas, Inc.	1,633	107,451
AK Steel Holding Corp.	2,821	35,940
Albemarle Corp.	2,170	86,995
Alcoa, Inc.	24,304	248,144
Allegheny Technologies, Inc.	2,387	97,199
Allied Nevada Gold Corp. *	1,302	30,532
AMCOL International Corp.	1,302	34,008
AptarGroup, Inc.	1,519	63,266
Arch Chemicals, Inc.	562	17,265
Ashland, Inc.	1,736	80,655
Ball Corp.	2,170	121,694
Bemis Co., Inc.	2,604	75,177
Cabot Corp.	1,519	43,185
Calgon Carbon Corp. *	2,387	29,790
Carpenter Technology Corp.	1,736	53,833
Celanese Corp., Series A	3,472	92,702
Century Aluminum Co. *	1,302	13,020
CF Industries Holdings, Inc.	1,538	142,265
Cliffs Natural Resources, Inc.	3,255	199,173
Coeur d’Alene Mines Corp. *	2,058	35,315
Commercial Metals Co.	2,821	36,758
Compass Minerals International, Inc.	748	53,669
Crown Holdings, Inc. *	3,906	108,821
Cytec Industries, Inc.	1,085	51,462
Domtar Corp.	973	58,399
E.I. du Pont de Nemours & Co.	21,296	868,238
Eagle Materials, Inc.	1,302	29,881
Eastman Chemical Co.	1,519	93,494
Ecolab, Inc.	5,642	267,431
FMC Corp.	1,736	108,118
Freeport-McMoRan Copper & Gold, Inc.	10,206	734,628
Graphic Packaging Holding Co. *	7,161	21,841
Greif, Inc., Class A	868	49,346
H.B. Fuller Co.	1,736	32,967
Hecla Mining Co. *	6,076	34,755
Huntsman Corp.	4,340	39,537
International Flavors & Fragrances, Inc.	1,736	79,318
International Paper Co.	9,765	199,792
Intrepid Potash, Inc. *	1,302	29,230
Kaiser Aluminum Corp.	868	32,047
Koppers Holdings, Inc.	475	9,500
Kronos Worldwide, Inc. *	1,302	39,659
Martin Marietta Materials, Inc.	1,085	79,422
MeadWestvaco Corp.	3,689	80,273
Minerals Technologies, Inc.	651	34,894
Monsanto Co.	13,020	685,503
Nalco Holding Co.	3,255	73,954
NewMarket Corp.	434	43,630
Newmont Mining Corp.	11,501	705,241
Nucor Corp.	6,944	255,400
Olin Corp.	2,170	38,865
OM Group, Inc. *	1,085	27,776
Owens-Illinois, Inc. *	4,123	103,322
Packaging Corp. of America	2,387	53,206
Pactiv Corp. *	3,038	97,459
PPG Industries, Inc.	4,123	271,417
Praxair, Inc.	7,378	634,729
Reliance Steel & Aluminum Co.	1,519	56,583
Rock-Tenn Co., Class A	868	41,820
Rockwood Holdings, Inc. *	1,736	44,876
Royal Gold, Inc.	1,311	64,331
RPM International, Inc.	3,255	55,009
Schnitzer Steel Industries, Inc., Class A	651	28,800
Schweitzer-Mauduit International, Inc.	651	35,050
Sealed Air Corp.	3,689	75,661
Sensient Technologies Corp.	1,302	36,104
Sigma-Aldrich Corp.	2,604	138,455
Silgan Holdings, Inc.	1,186	35,450
Solutia, Inc. *	3,038	41,134
Sonoco Products Co.	2,387	75,071
Southern Copper Corp.	5,208	157,490
Steel Dynamics, Inc.	5,208	71,350
Stillwater Mining Co. *	1,953	26,756
Temple-Inland, Inc.	2,604	41,482
Texas Industries, Inc.	868	26,248
The Dow Chemical Co.	27,342	666,324
The Lubrizol Corp.	1,603	149,576
The Mosaic Co.	3,689	216,397
The Scotts Miracle-Gro Co., Class A	1,085	51,245
The Valspar Corp.	2,170	65,360
Titanium Metals Corp. *	2,387	43,252
United States Steel Corp.	3,472	147,595
Valhi, Inc.	1,953	34,802
Vulcan Materials Co.	2,604	95,723
W.R. Grace & Co. *	1,519	38,431
Walter Energy, Inc.	1,302	93,796
Westlake Chemical Corp.	1,302	33,748
Weyerhaeuser Co.	4,991	78,359
Worthington Industries, Inc.	3,038	43,200

		10,926,345

See financial notes 25

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Media 3.0%
Arbitron, Inc.	217	5,520
Belo Corp., Class A *	1,953	10,214
Cablevision Systems Corp., Class A	5,642	141,558
CBS Corp., Class B	14,973	206,927
Cinemark Holdings, Inc.	1,736	25,363
Clear Channel Outdoor Holdings, Inc., Class A *	2,170	21,808
Comcast Corp., Class A	66,878	1,144,951
Dex One Corp. *	1,233	10,505
DIRECTV, Class A *	22,176	840,914
Discovery Communications, Inc., Series A *	6,727	253,944
DISH Network Corp., Class A	5,208	93,484
DreamWorks Animation SKG, Inc., Class A *	1,736	51,438
Gannett Co., Inc.	6,076	73,459
John Wiley & Sons, Inc., Class A	1,085	38,615
Lamar Advertising Co., Class A *	1,519	39,813
Liberty Global, Inc., Series A *	6,076	167,211
Liberty Media - Starz, Series A *	1,143	68,283
Liberty Media Corp. - Capital, Series A *	1,953	88,041
Live Nation Entertainment, Inc. *	3,346	28,909
Madison Square Garden, Inc., Class A *	1,355	26,538
Meredith Corp.	1,085	31,747
Morningstar, Inc. *	651	26,333
News Corp., Class A	56,203	706,472
Omnicom Group, Inc.	7,378	258,304
Regal Entertainment Group, Class A	3,038	37,398
Scripps Networks Interactive, Class A	1,953	78,472
Sirius XM Radio, Inc. *	93,961	89,836
The Interpublic Group of Cos., Inc. *	11,501	98,104
The McGraw-Hill Cos., Inc.	7,595	210,002
The New York Times Co., Class A *	3,906	28,045
The Walt Disney Co.	42,563	1,387,128
The Washington Post Co., Class B	126	45,389
Time Warner Cable, Inc.	8,680	447,975
Time Warner, Inc.	27,993	839,230
Valassis Communications, Inc. *	1,085	31,801
Viacom, Inc., Class B	13,020	409,088
Virgin Media, Inc.	6,944	144,505
World Wrestling Entertainment, Inc., Class A	2,387	33,466

		8,240,790

Pharmaceuticals, Biotechnology & Life Sciences 7.6%
Abbott Laboratories	36,890	1,820,153
Abraxis BioScience, Inc. *	467	34,250
Acorda Therapeutics, Inc. *	1,519	45,752
Alexion Pharmaceuticals, Inc. *	2,170	122,540
Alkermes, Inc. *	4,123	54,671
Allergan, Inc.	7,595	466,485
Allos Therapeutics, Inc. *	5,642	20,593
Alnylam Pharmaceuticals, Inc. *	1,953	26,756
AMAG Pharmaceuticals, Inc. *	434	10,937
Amgen, Inc. *	22,708	1,159,016
Amylin Pharmaceuticals, Inc. *	3,472	71,315
Auxilium Pharmaceuticals, Inc. *	1,085	28,112
Bio-Rad Laboratories, Inc., Class A *	434	35,818
Biogen Idec, Inc. *	6,004	323,015
BioMarin Pharmaceutical, Inc. *	2,604	52,835
Bristol-Myers Squibb Co.	40,637	1,059,813
Bruker Corp. *	1,953	23,221
Celgene Corp. *	10,850	558,992
Cephalon, Inc. *	1,736	98,275
Cepheid, Inc. *	2,604	38,305
Charles River Laboratories International, Inc. *	1,519	42,912
Covance, Inc. *	1,519	57,616
Cubist Pharmaceuticals, Inc. *	1,953	43,025
Dendreon Corp. *	2,821	101,105
Dionex Corp. *	434	31,465
Eli Lilly & Co.	23,436	786,512
Endo Pharmaceuticals Holdings, Inc. *	2,387	64,855
Exelixis, Inc. *	3,038	8,992
Forest Laboratories, Inc. *	7,161	195,424
Furiex Pharmaceuticals, Inc. *	231	2,301
Genzyme Corp. *	6,293	441,202
Gilead Sciences, Inc. *	21,700	691,362
Halozyme Therapeutics, Inc. *	5,425	41,447
Human Genome Sciences, Inc. *	4,340	126,251
Illumina, Inc. *	3,472	148,914
Impax Laboratories, Inc. *	3,938	61,708
Incyte Corp. *	3,038	38,036
Ironwood Pharmaceuticals, Inc. *	2,326	21,562
Johnson & Johnson	65,559	3,738,174
King Pharmaceuticals, Inc. *	5,859	51,032
Life Technologies Corp. *	4,340	185,622
Luminex Corp. *	2,387	34,230
MannKind Corp. *	1,953	10,849
Martek Biosciences Corp. *	1,736	37,880
Medicis Pharmaceutical Corp., Class A	1,519	41,772
Merck & Co., Inc.	73,826	2,595,722
Mettler-Toledo International, Inc. *	868	95,992
Mylan, Inc. *	7,161	122,883
Myriad Genetics, Inc. *	2,170	33,982
Nektar Therapeutics *	2,214	28,361
Onyx Pharmaceuticals, Inc. *	1,519	36,593
Par Pharmaceutical Cos., Inc. *	1,519	40,056
PAREXEL International Corp. *	1,381	27,468
PDL BioPharma, Inc.	4,340	24,564
PerkinElmer, Inc.	3,038	63,828
Perrigo Co.	1,953	111,301
Pfizer, Inc.	190,929	3,041,499
Pharmaceutical Product Development, Inc.	2,821	64,798
Pharmasset, Inc. *	889	21,594
Regeneron Pharmaceuticals, Inc. *	1,953	42,927
Salix Pharmaceuticals Ltd. *	1,736	65,725
Savient Pharmaceuticals, Inc. *	2,821	40,679
Seattle Genetics, Inc. *	3,689	42,239
Talecris Biotherapeutics Holdings Corp. *	1,085	23,805
Targacept, Inc. *	868	18,028
Techne Corp.	868	50,110
Theravance, Inc. *	1,861	22,499
Thermo Fisher Scientific, Inc. *	9,548	402,162
United Therapeutics Corp. *	1,085	50,149
Valeant Pharmaceuticals International *	1,519	87,631

26 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Vertex Pharmaceuticals, Inc. *	4,557	151,930
ViroPharma, Inc. *	4,557	57,145
VIVUS, Inc. *	2,387	13,463
Waters Corp. *	2,170	131,328
Watson Pharmaceuticals, Inc. *	2,387	102,808

		20,666,371

Real Estate 2.8%
Acadia Realty Trust	868	15,572
Alexander’s, Inc.	151	45,987
Alexandria Real Estate Equities, Inc.	1,085	75,266
AMB Property Corp.	3,689	87,761
American Campus Communities, Inc.	1,302	38,787
American Capital Agency Corp.	1,007	27,431
Annaly Capital Management, Inc.	14,758	256,494
Anworth Mortgage Asset Corp.	4,774	32,511
Apartment Investment & Management Co., Class A	3,038	62,097
AvalonBay Communities, Inc.	1,953	205,495
BioMed Realty Trust, Inc.	2,821	48,211
Boston Properties, Inc.	3,472	282,621
Brandywine Realty Trust	3,689	40,542
BRE Properties, Inc.	1,302	53,226
Brookfield Properties Corp.	6,293	90,997
Camden Property Trust	1,519	69,509
Capstead Mortgage Corp.	2,604	30,258
CB Richard Ellis Group, Inc., Class A *	6,955	114,201
CBL & Associates Properties, Inc.	4,123	50,301
Chimera Investment Corp.	15,407	60,550
Colonial Properties Trust	1,519	24,091
Colony Financial, Inc.	1,736	30,762
CommonWealth REIT	1,352	32,610
Corporate Office Properties Trust	1,302	47,002
Cousins Properties, Inc.	5,045	33,146
DCT Industrial Trust, Inc.	7,378	34,160
Developers Diversified Realty Corp.	4,461	46,216
DiamondRock Hospitality Co. *	4,595	40,252
Digital Realty Trust, Inc.	2,005	118,836
Douglas Emmett, Inc.	3,038	48,973
Duke Realty Corp.	5,425	60,814
DuPont Fabros Technology, Inc.	868	21,448
EastGroup Properties, Inc.	868	30,597
Entertainment Properties Trust	1,085	46,753
Equity Lifestyle Properties, Inc.	651	33,676
Equity One, Inc.	2,170	34,698
Equity Residential	6,510	298,353
Essex Property Trust, Inc.	651	68,856
Extra Space Storage, Inc.	3,689	56,405
Federal Realty Investment Trust	1,519	120,441
Forest City Enterprises, Inc., Class A *	3,906	44,021
Forestar Group, Inc. *	868	12,916
Franklin Street Properties Corp.	1,953	22,909
Government Properties Income Trust	1,094	28,083
Hatteras Financial Corp.	1,302	37,732
HCP, Inc.	6,944	244,568
Health Care REIT, Inc.	2,821	129,597
Healthcare Realty Trust, Inc.	1,736	40,640
Highwoods Properties, Inc.	1,736	54,302
Home Properties, Inc.	868	43,834
Hospitality Properties Trust	3,038	59,393
Host Hotels & Resorts, Inc.	14,983	196,727
Inland Real Estate Corp.	1,739	13,408
Investors Real Estate Trust	1,744	14,301
Jones Lang LaSalle, Inc.	954	72,037
Kilroy Realty Corp.	1,302	40,505
Kimco Realty Corp.	9,331	139,125
LaSalle Hotel Properties	1,953	41,150
Lexington Realty Trust	4,774	31,843
Liberty Property Trust	2,604	79,083
Mack-Cali Realty Corp.	1,736	53,556
Medical Properties Trust, Inc.	1,736	17,082
MFA Financial, Inc.	6,510	47,979
Mid-America Apartment Communities, Inc.	868	49,016
National Health Investors, Inc.	1,085	45,483
National Retail Properties, Inc.	2,170	52,861
Nationwide Health Properties, Inc.	2,604	100,176
OMEGA Healthcare Investors, Inc.	2,170	46,546
Pennsylvania Real Estate Investment Trust	1,025	10,721
Piedmont Office Realty Trust, Inc., Class A	1,320	24,235
Plum Creek Timber Co., Inc.	3,906	134,640
Post Properties, Inc.	1,085	27,559
Potlatch Corp.	1,085	36,347
ProLogis	11,284	122,431
PS Business Parks, Inc.	651	36,632
Public Storage	3,255	319,055
Rayonier, Inc.	1,953	92,377
Realty Income Corp.	2,387	77,792
Redwood Trust, Inc.	2,387	32,964
Regency Centers Corp.	2,170	79,118
Saul Centers, Inc.	678	28,029
Senior Housing Properties Trust	3,038	71,393
Simon Property Group, Inc.	6,728	608,548
SL Green Realty Corp.	1,736	104,646
Sovran Self Storage, Inc.	1,085	40,980
Starwood Property Trust, Inc.	1,736	33,019
Sunstone Hotel Investors, Inc. *	4,340	37,194
Tanger Factory Outlet Centers, Inc.	868	40,119
Taubman Centers, Inc.	1,302	54,020
The Macerich Co.	2,961	122,645
The St. Joe Co. *	2,387	57,479
U-Store-It Trust	1,906	15,248
UDR, Inc.	3,472	71,454
Ventas, Inc.	3,689	186,331
Vornado Realty Trust	4,340	351,800
Washington Real Estate Investment Trust	1,302	39,893
Weingarten Realty Investors	3,038	61,307

		7,592,755

Retailing 3.7%
99 Cents Only Stores *	2,821	49,367
Aaron’s, Inc.	1,953	31,814
Abercrombie & Fitch Co., Class A	1,953	67,574
Advance Auto Parts, Inc.	2,170	118,200
Aeropostale, Inc. *	2,227	47,435
Amazon.com, Inc. *	8,202	1,023,856
American Eagle Outfitters, Inc.	4,340	54,858
AnnTaylor Stores Corp. *	2,604	39,919
AutoNation, Inc. *	1,736	39,199

See financial notes 27

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
AutoZone, Inc. *	651	136,567
Barnes & Noble, Inc.	1,953	29,568
Bed Bath & Beyond, Inc. *	6,293	226,359
Best Buy Co., Inc.	8,029	252,030
Big Lots, Inc. *	1,953	61,051
Blue Nile, Inc. *	651	26,730
Cabela’s, Inc. *	2,604	40,570
CarMax, Inc. *	4,774	95,146
Chico’s FAS, Inc.	4,340	35,805
Collective Brands, Inc. *	1,953	25,252
Dick’s Sporting Goods, Inc. *	1,953	47,790
Dillard’s, Inc., Class A	1,519	33,221
Dollar General Corp. *	868	23,705
Dollar Tree, Inc. *	3,255	147,549
DSW, Inc., Class A *	868	20,615
Expedia, Inc.	4,991	114,094
Family Dollar Stores, Inc.	3,038	129,996
Foot Locker, Inc.	3,906	45,856
GameStop Corp., Class A *	3,689	66,144
Genuine Parts Co.	3,689	154,680
Group 1 Automotive, Inc. *	1,085	27,385
Guess?, Inc.	1,302	42,068
hhgregg, Inc. *	868	16,405
HSN, Inc. *	1,302	34,230
J. Crew Group, Inc. *	1,302	39,698
J.C. Penney Co., Inc.	4,991	99,820
Jo-Ann Stores, Inc. *	651	26,470
Jos. A. Bank Clothiers, Inc. *	1,302	47,562
Kohl’s Corp. *	6,944	326,229
Liberty Media Corp. - Interactive, Series A *	14,539	153,386
Limited Brands, Inc.	6,510	153,636
LKQ Corp. *	3,472	64,579
Lowe’s Cos., Inc.	34,720	704,816
Lumber Liquidators Holdings, Inc. *	651	13,040
Macy’s, Inc.	10,199	198,269
Netflix, Inc. *	1,085	136,189
Nordstrom, Inc.	4,123	119,237
O’Reilly Automotive, Inc. *	3,255	153,864
Office Depot, Inc. *	6,727	22,939
OfficeMax, Inc. *	3,255	31,704
Penske Automotive Group, Inc. *	3,062	36,775
PetSmart, Inc.	3,038	96,882
Priceline.com, Inc. *	1,085	316,256
RadioShack Corp.	3,038	56,142
Rent-A-Center, Inc.	1,953	39,216
Ross Stores, Inc.	3,038	150,776
Saks, Inc. *	3,689	29,106
Sally Beauty Holdings, Inc. *	4,991	43,072
Sears Holdings Corp. *	1,302	80,594
Signet Jewelers Ltd. *	1,953	51,637
Staples, Inc.	17,143	304,631
Target Corp.	16,275	832,629
The Buckle, Inc.	1,085	25,986
The Children’s Place Retail Stores, Inc. *	1,085	47,371
The Dress Barn, Inc. *	1,736	36,196
The Gap, Inc.	9,052	152,888
The Gymboree Corp. *	651	24,497
The Home Depot, Inc.	40,796	1,134,537
The Men’s Wearhouse, Inc.	1,302	25,103
The Sherwin-Williams Co.	2,387	167,997
The TJX Cos., Inc.	9,982	396,186
Tiffany & Co.	3,038	120,396
Tractor Supply Co.	868	59,007
Ulta Salon, Cosmetics & Fragrance, Inc. *	1,302	29,490
Urban Outfitters, Inc. *	3,255	98,692
Williams-Sonoma, Inc.	2,387	61,966

		10,014,504

Semiconductors & Semiconductor Equipment 2.5%
Advanced Micro Devices, Inc. *	15,190	85,368
Altera Corp.	6,944	171,309
Amkor Technology, Inc. *	3,472	17,603
Analog Devices, Inc.	6,944	193,599
Applied Materials, Inc.	32,116	333,685
Applied Micro Circuits Corp. *	2,569	27,694
Atheros Communications *	1,519	37,459
Atmel Corp. *	9,765	56,637
Broadcom Corp., Class A	10,199	305,664
Cabot Microelectronics Corp. *	434	12,990
Cavium Networks, Inc. *	1,736	41,907
Cirrus Logic, Inc. *	1,837	27,776
Cree, Inc. *	2,170	116,182
Cymer, Inc. *	868	25,545
Cypress Semiconductor Corp. *	4,123	43,642
Diodes, Inc. *	868	12,803
Fairchild Semiconductor International, Inc. *	4,557	35,226
FEI Co. *	1,302	21,691
FormFactor, Inc. *	1,953	13,710
Hittite Microwave Corp. *	868	36,933
Integrated Device Technology, Inc. *	5,859	29,998
Intel Corp.	131,835	2,336,116
International Rectifier Corp. *	1,736	31,856
Intersil Corp., Class A	2,821	28,196
KLA-Tencor Corp.	4,123	115,485
Lam Research Corp. *	3,038	109,702
Linear Technology Corp.	4,991	142,992
LSI Corp. *	15,407	61,936
Marvell Technology Group Ltd. *	11,935	190,244
Maxim Integrated Products, Inc.	7,378	117,089
MEMC Electronic Materials, Inc. *	5,208	53,590
Microchip Technology, Inc.	4,340	120,175
Micron Technology, Inc. *	20,398	131,873
Microsemi Corp. *	2,387	33,418
MKS Instruments, Inc. *	2,170	37,454
Monolithic Power Systems, Inc. *	2,042	33,509
National Semiconductor Corp.	5,425	68,409
Netlogic Microsystems, Inc. *	1,736	41,925
Novellus Systems, Inc. *	2,170	50,561
NVIDIA Corp. *	13,237	123,501
OmniVision Technologies, Inc. *	868	17,794
ON Semiconductor Corp. *	10,416	64,371
PMC-Sierra, Inc. *	5,208	36,039
Power Integrations, Inc.	1,085	29,718
Rambus, Inc. *	2,604	46,429
RF Micro Devices, Inc. *	8,463	41,300
Semtech Corp. *	2,170	36,011
Silicon Laboratories, Inc. *	1,085	41,382
Skyworks Solutions, Inc. *	3,906	69,761
Teradyne, Inc. *	4,340	38,973

28 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Tessera Technologies, Inc. *	1,302	19,790
Texas Instruments, Inc.	28,975	667,294
TriQuint Semiconductor, Inc. *	6,510	45,245
Varian Semiconductor Equipment Associates, Inc. *	1,736	43,088
Veeco Instruments, Inc. *	1,519	50,476
Volterra Semiconductor Corp. *	1,085	21,754
Xilinx, Inc.	6,727	162,457

		6,907,334

Software & Services 7.1%
Activision Blizzard, Inc.	13,888	148,463
Acxiom Corp. *	2,170	26,897
Adobe Systems, Inc. *	12,586	349,387
Advent Software, Inc. *	868	43,114
Akamai Technologies, Inc. *	4,340	199,944
Alliance Data Systems Corp. *	1,302	73,159
ANSYS, Inc. *	1,953	75,737
AOL, Inc. *	2,445	54,328
ArcSight, Inc. *	1,302	49,997
Ariba, Inc. *	3,038	46,998
Autodesk, Inc. *	5,425	150,544
Automatic Data Processing, Inc.	11,935	460,810
Blackbaud, Inc.	1,519	31,626
Blackboard, Inc. *	868	28,722
BMC Software, Inc. *	4,340	156,500
Broadridge Financial Solutions, Inc.	3,255	69,494
CA, Inc.	9,982	179,776
CACI International, Inc., Class A *	651	26,567
Cadence Design Systems, Inc. *	6,293	42,792
Citrix Systems, Inc. *	4,340	251,460
Cognizant Technology Solutions Corp., Class A *	6,944	400,009
CommVault Systems, Inc. *	1,736	42,619
Computer Sciences Corp. *	3,689	146,859
Compuware Corp. *	5,642	40,510
Concur Technologies, Inc. *	1,085	50,745
Convergys Corp. *	3,038	30,775
CoreLogic, Inc.	3,038	52,466
DealerTrack Holdings, Inc. *	868	12,799
Digital River, Inc. *	1,519	40,056
DST Systems, Inc.	868	35,362
EarthLink, Inc.	4,123	35,293
eBay, Inc. *	26,257	610,213
Electronic Arts, Inc. *	7,812	119,055
Equinix, Inc. *	1,057	96,409
Euronet Worldwide, Inc. *	1,302	18,332
FactSet Research Systems, Inc.	1,085	79,802
Fair Isaac Corp.	1,519	34,010
Fidelity National Information Services, Inc.	7,812	201,862
Fiserv, Inc. *	3,906	195,417
Fortinet, Inc. *	3,198	65,207
Gartner, Inc. *	1,736	49,788
Genpact Ltd. *	2,821	39,466
Global Payments, Inc.	1,953	73,491
Google, Inc., Class A *	5,456	2,455,309
GSI Commerce, Inc. *	1,736	39,529
Hewitt Associates, Inc., Class A *	1,953	94,271
IAC/InterActiveCorp *	2,604	64,553
Informatica Corp. *	1,953	62,808
Intuit, Inc. *	7,161	306,491
j2 Global Communications, Inc. *	1,736	37,446
Jack Henry & Associates, Inc.	1,953	45,974
JDA Software Group, Inc. *	1,302	29,907
Lawson Software, Inc. *	5,208	39,581
Lender Processing Services, Inc.	2,170	63,646
ManTech International Corp., Class A *	651	23,039
MasterCard, Inc., Class A	2,387	473,485
MAXIMUS, Inc.	651	34,965
McAfee, Inc. *	3,689	173,567
Mentor Graphics Corp. *	1,953	17,753
MICROS Systems, Inc. *	1,953	74,409
Microsoft Corp.	185,318	4,351,267
MicroStrategy, Inc., Class A *	434	33,822
NetSuite, Inc. *	2,387	45,353
NeuStar, Inc., Class A *	1,736	38,435
Novell, Inc. *	8,463	47,562
Nuance Communications, Inc. *	5,208	76,453
Oracle Corp.	91,574	2,003,639
Parametric Technology Corp. *	2,604	44,398
Paychex, Inc.	7,812	194,441
Pegasystems, Inc.	1,085	23,761
Progress Software Corp. *	1,519	40,572
Quest Software, Inc. *	1,953	41,853
Rackspace Hosting, Inc. *	1,953	38,455
Red Hat, Inc. *	4,557	157,444
Rovi Corp. *	2,387	103,858
SAIC, Inc. *	9,373	139,470
Salesforce.com, Inc. *	2,738	300,851
Sapient Corp.	4,340	45,266
SAVVIS, Inc. *	2,170	37,997
Solarwinds, Inc. *	1,085	15,646
Solera Holdings, Inc.	1,519	60,274
Sourcefire, Inc. *	651	16,516
SRA International, Inc., Class A *	1,736	33,418
SuccessFactors, Inc. *	2,387	50,366
Symantec Corp. *	19,747	269,152
Synopsys, Inc. *	3,255	74,507
Syntel, Inc.	868	33,414
Taleo Corp., Class A *	868	22,247
TeleTech Holdings, Inc. *	1,953	24,764
The Ultimate Software Group, Inc. *	651	21,431
TIBCO Software, Inc. *	4,340	62,887
TiVo, Inc. *	3,255	25,584
Total System Services, Inc.	4,774	67,791
Tyler Technologies, Inc. *	868	15,025
ValueClick, Inc. *	3,472	37,845
VeriFone Systems, Inc. *	2,604	62,965
VeriSign, Inc. *	4,774	139,067
Visa, Inc., Class A	11,798	813,826
VMware, Inc., Class A *	1,433	112,591
WebMD Health Corp. *	1,085	55,270
Websense, Inc. *	1,953	37,986
Western Union Co.	16,709	261,997
Wright Express Corp. *	1,085	34,839
Yahoo!, Inc. *	31,682	414,401

		19,502,299

Technology Hardware & Equipment 8.2%
3PAR, Inc. *	3,255	104,551
Acme Packet, Inc. *	1,000	33,600

See financial notes 29

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
ADC Telecommunications, Inc. *	5,208	65,985
ADTRAN, Inc.	1,519	47,742
Agilent Technologies, Inc. *	8,246	222,395
Amphenol Corp., Class A	4,123	167,889
Anixter International, Inc. *	868	39,824
Apple, Inc. *	21,524	5,238,296
Arris Group, Inc. *	3,255	26,593
Arrow Electronics, Inc. *	3,038	69,509
Aruba Networks, Inc. *	2,387	43,849
Avnet, Inc. *	3,689	84,478
AVX Corp.	3,038	37,762
Benchmark Electronics, Inc. *	2,170	30,445
Blue Coat Systems, Inc. *	1,302	24,517
Brightpoint, Inc. *	4,557	27,160
Brocade Communications Systems, Inc. *	9,765	49,020
Ciena Corp. *	2,170	27,060
Cisco Systems, Inc. *	136,722	2,741,276
Cogent, Inc. *	3,689	40,579
Cognex Corp.	1,953	38,083
Coherent, Inc. *	487	18,092
CommScope, Inc. *	2,170	40,687
Comtech Telecommunications Corp. *	1,085	22,101
Corning, Inc.	37,541	588,643
Dell, Inc. *	42,098	495,493
Diebold, Inc.	1,519	39,403
Dolby Laboratories, Inc., Class A *	1,302	72,157
EchoStar Corp., Class A *	1,953	36,443
Electronics for Imaging, Inc. *	1,085	11,550
EMC Corp. *	48,174	878,694
Emulex Corp. *	3,255	31,053
F5 Networks, Inc. *	1,953	170,751
Finisar Corp. *	1,809	23,137
FLIR Systems, Inc. *	3,689	92,668
Harris Corp.	3,038	127,809
Hewlett-Packard Co.	55,593	2,139,219
Infinera Corp. *	4,340	36,630
Ingram Micro, Inc., Class A *	3,689	55,556
InterDigital, Inc. *	1,736	42,914
Intermec, Inc. *	2,604	27,368
International Business Machines Corp.	30,399	3,746,069
IPG Photonics Corp. *	1,085	23,501
Itron, Inc. *	868	46,872
Jabil Circuit, Inc.	4,774	48,933
JDS Uniphase Corp. *	5,859	53,844
Juniper Networks, Inc. *	12,803	348,242
Lexmark International, Inc., Class A *	1,736	60,743
Littelfuse, Inc. *	434	16,162
Loral Space & Communications, Inc. *	434	23,236
Molex, Inc.	3,472	61,281
Motorola, Inc. *	51,429	387,260
Multi-Fineline Electronix, Inc. *	1,302	27,134
National Instruments Corp.	1,519	43,793
NCR Corp. *	3,689	47,404
NetApp, Inc. *	8,029	324,693
NETGEAR, Inc. *	868	18,332
Plantronics, Inc.	1,302	35,558
Plexus Corp. *	1,302	29,972
Polycom, Inc. *	1,953	55,621
QLogic Corp. *	3,038	45,251
QUALCOMM, Inc.	38,885	1,489,684
Riverbed Technology, Inc. *	1,519	58,269
Rofin-Sinar Technologies, Inc. *	1,519	30,988
SanDisk Corp. *	5,425	180,327
Sanmina-SCI Corp. *	1,736	15,676
ScanSource, Inc. *	1,302	32,498
Seagate Technology plc *	11,935	120,902
STEC, Inc. *	1,519	16,952
Sycamore Networks, Inc.	1,119	24,528
Synaptics, Inc. *	1,519	40,132
SYNNEX Corp. *	1,302	30,024
Tech Data Corp. *	1,085	39,277
Tekelec *	2,170	23,783
Tellabs, Inc.	8,463	60,087
Teradata Corp. *	3,906	127,882
Trimble Navigation Ltd. *	2,821	79,355
ViaSat, Inc. *	1,085	37,921
Vishay Intertechnology, Inc. *	5,208	40,050
Vishay Precision Group, Inc. *	355	5,144
Western Digital Corp. *	5,425	131,014
Xerox Corp.	31,469	265,598
Zebra Technologies Corp., Class A *	1,302	37,263

		22,442,236

Telecommunication Services 3.0%
AboveNet, Inc. *	651	33,605
American Tower Corp., Class A *	9,548	447,419
AT&T, Inc.	140,835	3,806,770
Atlantic Tele-Network, Inc.	651	27,765
CenturyLink, Inc.	7,161	258,942
Clearwire Corp., Class A *	5,642	36,165
Crown Castle International Corp. *	5,859	240,922
Frontier Communications Corp.	23,609	182,498
Global Crossing Ltd. *	2,821	34,698
Leap Wireless International, Inc. *	2,604	27,003
Level 3 Communications, Inc. *	42,966	44,255
MetroPCS Communications, Inc. *	5,859	52,379
NII Holdings, Inc. *	4,123	149,459
NTELOS Holdings Corp.	1,519	24,577
Qwest Communications International, Inc.	31,682	179,003
SBA Communications Corp., Class A *	2,821	100,992
Sprint Nextel Corp. *	71,256	290,725
Syniverse Holdings, Inc. *	1,953	40,173
Telephone & Data Systems, Inc.	2,170	62,691
tw telecom, Inc. *	3,689	64,687
United States Cellular Corp. *	868	36,387
Verizon Communications, Inc.	68,572	2,023,560
Windstream Corp.	10,416	120,149

		8,284,824

Transportation 2.0%
Alaska Air Group, Inc. *	1,302	57,587
Alexander & Baldwin, Inc.	1,085	36,716
Allegiant Travel Co.	434	16,331
AMERCO *	434	35,072
AMR Corp. *	8,246	50,383
Arkansas Best Corp.	651	13,424
Atlas Air Worldwide Holdings, Inc. *	434	18,810
Avis Budget Group, Inc. *	2,604	23,748
C.H. Robinson Worldwide, Inc.	3,906	253,851
Con-way, Inc.	1,085	28,438

30 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Continental Airlines, Inc., Class B *	3,472	77,564
CSX Corp.	9,331	465,524
Delta Air Lines, Inc. *	19,096	199,744
Dollar Thrifty Automotive Group, Inc. *	651	30,623
Expeditors International of Washington, Inc.	4,991	197,594
FedEx Corp.	6,944	541,979
Genesee & Wyoming, Inc., Class A *	1,085	42,109
Heartland Express, Inc.	2,555	37,201
Hertz Global Holdings, Inc. *	4,774	40,627
Hub Group, Inc., Class A *	1,302	34,607
J.B. Hunt Transport Services, Inc.	2,170	71,046
JetBlue Airways Corp. *	6,727	38,411
Kansas City Southern *	2,170	72,847
Kirby Corp. *	1,302	47,953
Knight Transportation, Inc.	2,170	40,883
Landstar System, Inc.	1,302	46,846
Norfolk Southern Corp.	8,680	465,942
Old Dominion Freight Line, Inc. *	1,953	45,524
Ryder System, Inc.	1,302	49,958
SkyWest, Inc.	2,387	30,410
Southwest Airlines Co.	17,794	196,624
UAL Corp. *	4,022	85,226
Union Pacific Corp.	11,935	870,539
United Parcel Service, Inc., Class B	16,709	1,066,034
US Airways Group, Inc. *	3,774	34,117
UTI Worldwide, Inc.	2,604	36,482
Werner Enterprises, Inc.	1,736	34,616

		5,435,390

Utilities 4.0%
AGL Resources, Inc.	1,736	63,711
Allegheny Energy, Inc.	3,906	88,080
ALLETE, Inc.	1,085	38,594
Alliant Energy Corp.	2,604	91,192
Ameren Corp.	5,597	157,108
American Electric Power Co., Inc.	11,284	399,567
American Water Works Co., Inc.	4,126	93,165
Aqua America, Inc.	3,255	64,709
Atmos Energy Corp.	2,170	61,411
Avista Corp.	1,736	36,230
Black Hills Corp.	1,302	39,620
California Water Service Group	868	30,215
Calpine Corp. *	8,897	113,170
CenterPoint Energy, Inc.	8,680	128,377
Cleco Corp.	1,302	36,886
CMS Energy Corp.	5,208	91,140
Consolidated Edison, Inc.	6,727	319,734
Constellation Energy Group, Inc.	4,340	127,292
Dominion Resources, Inc.	14,105	603,130
DPL, Inc.	2,604	65,933
DTE Energy Co.	3,906	182,996
Duke Energy Corp.	30,597	525,962
Dynegy, Inc. *	3,255	16,047
Edison International	6,944	234,360
El Paso Electric Co. *	1,736	39,841
Energen Corp.	1,736	74,093
Entergy Corp.	4,557	359,274
EQT Corp.	3,079	100,375
Exelon Corp.	15,841	645,046
FirstEnergy Corp.	7,161	261,591
Great Plains Energy, Inc.	3,038	56,173
Hawaiian Electric Industries, Inc.	2,170	52,123
IDACORP, Inc.	1,302	45,648
Integrys Energy Group, Inc.	1,736	84,109
ITC Holdings Corp.	1,085	62,887
MDU Resources Group, Inc.	3,906	73,472
MGE Energy, Inc.	868	32,394
Mirant Corp. *	3,472	33,678
National Fuel Gas Co.	1,519	65,287
New Jersey Resources Corp.	1,085	40,373
NextEra Energy, Inc.	9,789	525,963
Nicor, Inc.	1,085	45,885
NiSource, Inc.	6,510	112,883
Northeast Utilities	4,123	119,443
Northwest Natural Gas Co.	868	39,442
NorthWestern Corp.	1,519	42,714
NRG Energy, Inc. *	6,293	127,874
NSTAR	2,387	90,778
NV Energy, Inc.	5,425	69,440
OGE Energy Corp.	2,170	84,739
ONEOK, Inc.	2,387	102,426
Ormat Technologies, Inc.	868	23,922
Pepco Holdings, Inc.	5,208	93,484
PG&E Corp.	8,897	416,024
Piedmont Natural Gas Co., Inc.	1,519	41,438
Pinnacle West Capital Corp.	2,387	95,122
PNM Resources, Inc.	2,821	32,272
Portland General Electric Co.	1,736	34,685
PPL Corp.	11,501	312,367
Progress Energy, Inc.	6,510	279,344
Public Service Enterprise Group, Inc.	12,152	388,378
Questar Corp.	3,906	63,590
RRI Energy, Inc. *	8,680	30,120
SCANA Corp.	2,604	101,634
Sempra Energy	5,425	276,241
South Jersey Industries, Inc.	868	40,787
Southern Co.	19,096	700,632
Southwest Gas Corp.	1,302	40,948
TECO Energy, Inc.	4,557	76,922
The AES Corp. *	18,819	192,707
The Empire District Electric Co.	1,736	34,060
UGI Corp.	2,604	71,870
UIL Holdings Corp.	868	22,993
Unisource Energy Corp.	1,302	42,354
Vectren Corp.	1,953	47,927
Westar Energy, Inc.	2,604	62,418
WGL Holdings, Inc.	1,085	38,268
Wisconsin Energy Corp.	2,821	157,243
Xcel Energy, Inc.	10,633	237,222

		10,951,552

Total Common Stock
(Cost $291,662,110)		271,274,844

See financial notes 31

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Other Investment Company 0.2% of net assets

Money Fund 0.2%
State Street Institutional Liquid Reserves Fund - Institutional Class	473,428	473,428

Total Other Investment Company
(Cost $473,428)		473,428

End of Investments

At 8/31/10, the tax basis cost of the fund’s investments was $292,152,275 and the unrealized appreciation and depreciation were $5,695,830 and ($26,099,833), respectively, with a net unrealized depreciation of ($20,404,003).

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

32 See financial notes

 Schwab U.S. Broad Market ETF

Statement of
Assets and Liabilities
As of August 31, 2010

Assets

Investments, at value (cost $292,135,538)		$271,748,272
Receivables:
Investments sold		22,088
Dividends		721,234
Interest	+	93

Total assets		272,491,687

Liabilities

Payables:
Investment adviser and administrator fees		1,306

Total liabilities		1,306

Net Assets

Total assets		272,491,687
Total liabilities	−	1,306

Net assets		$272,490,381

Net Assets by Source
Capital received from investors		292,060,895
Net investment income not yet distributed		965,625
Net realized capital losses		(148,873)
Net unrealized capital losses		(20,387,266)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$272,490,381		10,850,001		$25.11

See financial notes 33

 Schwab U.S. Broad Market ETF

Statement of
Operations
For October 30, 2009* through August 31, 2010

Investment Income

Dividends (including $3,084 from affiliated issuer and net of foreign withholding tax of $327)		$2,901,686
Interest	+	459

Total investment income		2,902,145

Expenses

Investment adviser and administrator fees		105,156

Total expenses	−	105,156

Net investment income		2,796,989

Realized and Unrealized Gains (Losses)

Net realized losses on investments (including $1,815 loss from affiliated issuer)		(157,222)
Net realized gains on in-kind redemptions		1,871,272
Net realized gains on foreign currency transactions	+	31

Net realized gains		1,714,081
Net unrealized losses on investments	+	(20,387,266)

Net realized and unrealized losses		(18,673,185)

Net decrease in net assets resulting from operations		($15,876,196)

*	Commencement of operations.

34 See financial notes

 Schwab U.S. Broad Market ETF

Statements of
Changes in Net Assets
For the current period only. Because the fund commenced operations on October 30, 2009, it has no prior report period.

Operations

10/30/09*-8/31/10
Net investment income		$2,796,989
Net realized gains		1,714,081
Net unrealized losses	+	(20,387,266)

Net decrease in net assets resulting from operations		(15,876,196)

Distributions to Shareholders

Distributions from net investment income		$1,831,500

Transactions in Fund Shares

		10/30/09*-8/31/10
		SHARES	VALUE
Shares Sold		12,050,001	$320,803,907
Shares Redeemed	+	(1,200,000)	(30,605,830)

Net transactions in fund shares		10,850,001	$290,198,077

Shares Outstanding and Net Assets

		10/30/09*-8/31/10
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	10,850,001	272,490,381

End of period		10,850,001	$272,490,381

Net investment income not yet distributed			$965,625

*	Commencement of operations.

See financial notes 35

Schwab U.S. Large-Cap ETF™

Financial Statements

Financial Highlights

	10/30/09[1]–
	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.34
Net realized and unrealized gains (losses)	(0.12)

Total from investment operations	0.22
Less distributions:
Distributions from net investment income	(0.24)

Net asset value at end of period	24.98

Total return (%)	0.83	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.08	[3]
Gross operating expenses	0.08	[3]
Net investment income (loss)	2.01	[3]
Portfolio turnover rate[4]	3	[2]
Net assets, end of period ($ x 1,000)	273,503

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in kind creations or redemptions.

36 See financial notes

 Schwab U.S. Large-Cap ETF

Portfolio Holdings as of August 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on Schwab’s website at www.schwab.com/schwabetfs.

		Cost	Value
Holdings by Category		($)	($)

99.5%	Common Stock	291,923,849	272,066,546
0.2%	Other Investment Company	668,488	668,488

99.7%	Total Investments	292,592,337	272,735,034
0.3%	Other Assets and Liabilities, Net		767,729

100.0%	Net Assets		273,502,763

	Number	Value
Security	of Shares	($)

Common Stock 99.5% of net assets

Automobiles & Components 0.7%
BorgWarner, Inc. *	3,070	134,005
Ford Motor Co. *	90,805	1,025,188
Harley-Davidson, Inc.	6,193	150,614
Johnson Controls, Inc.	17,964	476,585
Lear Corp. *	1,236	91,044
The Goodyear Tire & Rubber Co. *	6,371	58,868

		1,936,304

Banks 2.8%
BB&T Corp.	18,435	407,782
BOK Financial Corp.	683	30,353
Capitol Federal Financial	482	12,368
City National Corp.	1,248	60,453
Comerica, Inc.	4,729	162,725
Commerce Bancshares, Inc.	1,940	69,316
Cullen/Frost Bankers, Inc.	1,533	78,566
Fifth Third Bancorp	21,243	234,735
First Horizon National Corp. *	6,037	60,853
Hudson City Bancorp, Inc.	13,186	151,969
Huntington Bancshares, Inc.	19,053	100,790
KeyCorp	23,433	172,701
M&T Bank Corp.	2,260	193,546
Marshall & Ilsley Corp.	14,016	91,805
New York Community Bancorp, Inc.	11,729	186,374
People’s United Financial, Inc.	10,077	128,179
PNC Financial Services Group, Inc.	14,027	714,816
Regions Financial Corp.	31,755	204,185
SunTrust Banks, Inc.	13,269	298,420
TFS Financial Corp.	2,456	22,571
U.S. Bancorp	51,027	1,061,362
Wells Fargo & Co.	130,996	3,084,956

		7,528,825

Capital Goods 7.5%
3M Co.	17,605	1,382,873
Aecom Technology Corp. *	2,674	60,165
AGCO Corp. *	2,409	79,617
Alliant Techsystems, Inc. *	876	57,728
AMETEK, Inc.	2,847	122,393
Babcock & Wilcox Co. *	3,068	68,723
Bucyrus International, Inc.	1,971	113,313
Caterpillar, Inc.	15,185	989,455
Cummins, Inc.	4,822	358,805
Danaher Corp.	13,448	488,566
Deere & Co.	11,193	708,181
Donaldson Co., Inc.	1,911	80,071
Dover Corp.	4,900	219,324
Eaton Corp.	4,380	304,322
Emerson Electric Co.	20,188	941,770
Fastenal Co.	3,645	165,009
First Solar, Inc. *	1,240	158,534
Flowserve Corp.	1,451	129,690
Fluor Corp.	4,822	215,350
General Dynamics Corp.	8,541	477,186
General Electric Co.	285,704	4,136,994
Goodrich Corp.	3,508	240,228
Harsco Corp.	2,190	43,669
Honeywell International, Inc.	18,658	729,341
Hubbell, Inc., Class B	1,533	68,954
Illinois Tool Works, Inc.	11,388	469,869
ITT Corp.	4,926	209,355
Jacobs Engineering Group, Inc. *	3,289	114,063
Joy Global, Inc.	2,716	154,106
KBR, Inc.	4,380	101,616
L-3 Communications Holdings, Inc.	3,127	208,258
Lincoln Electric Holdings, Inc.	1,095	54,279
Lockheed Martin Corp.	7,932	551,433
Masco Corp.	9,644	101,166
McDermott International, Inc. *	6,136	78,664
MSC Industrial Direct Co., Class A	1,190	53,038
Navistar International Corp. *	1,361	56,999
Northrop Grumman Corp.	7,528	407,415
Oshkosh Corp. *	2,409	59,936
Owens Corning, Inc. *	3,066	83,395
PACCAR, Inc.	9,198	377,026
Pall Corp.	3,066	104,827
Parker Hannifin Corp.	4,270	252,613
Pentair, Inc.	2,675	80,517
Precision Castparts Corp.	3,771	426,802
Quanta Services, Inc. *	5,522	99,065
Raytheon Co.	10,611	466,035
Rockwell Automation, Inc.	3,770	192,798
Rockwell Collins, Inc.	4,246	228,987
Roper Industries, Inc.	2,493	144,793
Spirit AeroSystems Holdings, Inc., Class A *	2,675	51,734
SPX Corp.	1,318	73,887
SunPower Corp., Class A *	2,628	28,409
Textron, Inc.	7,230	123,416
The Boeing Co.	18,027	1,101,990
The Shaw Group, Inc. *	2,194	71,086
United Technologies Corp.	23,277	1,517,893
URS Corp. *	2,190	78,117

See financial notes 37

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
W.W. Grainger, Inc.	1,634	172,861

		20,636,709

Commercial & Professional Services 0.8%
Avery Dennison Corp.	2,752	89,495
Cintas Corp.	3,504	89,317
Copart, Inc. *	2,018	66,695
Corrections Corp. of America *	3,113	69,451
Covanta Holding Corp.	3,504	50,493
Equifax, Inc.	3,526	103,911
FTI Consulting, Inc. *	1,314	43,073
IHS, Inc., Class A *	1,195	73,839
Iron Mountain, Inc.	4,847	98,297
Manpower, Inc.	2,153	91,502
Pitney Bowes, Inc.	5,523	106,263
R.R. Donnelley & Sons Co.	5,522	83,631
Republic Services, Inc.	8,223	242,003
Robert Half International, Inc.	4,008	86,493
Stericycle, Inc. *	2,268	148,554
The Dun & Bradstreet Corp.	1,318	86,856
Towers Watson & Co., Class A	1,095	49,165
Verisk Analytics, Inc., Class A *	2,680	74,558
Waste Connections, Inc. *	2,024	76,406
Waste Management, Inc.	12,061	399,098

		2,129,100

Consumer Durables & Apparel 1.0%
Coach, Inc.	8,136	291,594
D.R. Horton, Inc.	7,227	74,149
Fortune Brands, Inc.	4,055	181,624
Garmin Ltd.	3,074	81,799
Harman International Industries, Inc. *	1,902	59,285
Hasbro, Inc.	3,452	139,323
Leggett & Platt, Inc.	3,946	75,645
Lennar Corp., Class A	4,161	54,800
Mattel, Inc.	9,636	202,260
Mohawk Industries, Inc. *	1,848	81,885
Newell Rubbermaid, Inc.	7,553	113,446
NIKE, Inc., Class B	7,130	499,100
NVR, Inc. *	142	85,791
Polo Ralph Lauren Corp.	1,752	132,697
Pulte Group, Inc. *	8,760	70,343
Stanley Black & Decker, Inc.	4,244	227,648
Toll Brothers, Inc. *	3,508	60,618
VF Corp.	2,307	162,920
Whirlpool Corp.	2,007	148,839

		2,743,766

Consumer Services 2.1%
Apollo Group, Inc., Class A *	3,593	152,631
Burger King Holdings, Inc.	2,409	39,628
Career Education Corp. *	1,795	31,466
Carnival Corp.	11,169	348,249
Chipotle Mexican Grill, Inc. *	814	122,776
Darden Restaurants, Inc.	3,723	153,611
DeVry, Inc.	1,635	62,310
Education Management Corp. *	2,334	18,835
H&R Block, Inc.	8,785	112,887
Hyatt Hotels Corp., Class A *	1,095	41,238
International Game Technology	7,884	115,106
ITT Educational Services, Inc. *	915	48,733
Las Vegas Sands Corp. *	11,615	329,053
Marriott International, Inc., Class A	8,766	280,600
McDonald’s Corp.	28,773	2,102,155
MGM Resorts International *	6,789	61,169
Penn National Gaming, Inc. *	1,937	54,585
Royal Caribbean Cruises Ltd. *	3,508	86,156
Starbucks Corp.	19,765	454,397
Starwood Hotels & Resorts Worldwide, Inc.	4,704	219,818
Strayer Education, Inc.	354	51,252
Weight Watchers International, Inc.	876	24,984
Wendy’s/Arby’s Group, Inc., Class A	8,562	33,306
Wyndham Worldwide Corp.	4,646	107,741
Wynn Resorts Ltd.	2,306	185,887
Yum! Brands, Inc.	12,435	518,540

		5,757,113

Diversified Financials 6.9%
Affiliated Managers Group, Inc. *	1,170	75,126
American Express Co.	28,375	1,131,311
AmeriCredit Corp. *	1,752	42,398
Ameriprise Financial, Inc.	6,793	296,039
Bank of America Corp.	265,731	3,308,351
Bank of New York Mellon Corp.	32,221	782,004
BlackRock, Inc.	1,107	157,139
Capital One Financial Corp.	12,152	460,075
CBOE Holdings, Inc. *	1,069	22,353
CIT Group, Inc. *	4,719	173,093
Citigroup, Inc. *	562,621	2,092,950
CME Group, Inc.	1,761	436,869
Discover Financial Services	14,677	212,963
E*TRADE Financial Corp. *	5,356	66,468
Eaton Vance Corp.	3,066	79,685
Federated Investors, Inc., Class B	2,675	55,774
Franklin Resources, Inc.	4,165	401,964
IntercontinentalExchange, Inc. *	1,971	188,349
Invesco Ltd.	11,721	212,150
Jefferies Group, Inc.	2,894	65,144
JPMorgan Chase & Co.	106,469	3,871,213
Legg Mason, Inc.	4,308	109,122
Leucadia National Corp. *	5,256	112,215
Moody’s Corp.	5,412	114,410
Morgan Stanley	34,005	839,583
MSCI, Inc., Class A *	3,094	92,510
Northern Trust Corp.	6,449	297,557
NYSE Euronext	6,836	189,631
Raymond James Financial, Inc.	2,675	61,739
SEI Investments Co.	4,208	74,482
SLM Corp. *	12,749	140,876
State Street Corp.	13,187	462,600
T. Rowe Price Group, Inc.	6,838	299,368
TD Ameritrade Holding Corp. *	6,398	93,475
The Charles Schwab Corp. (a)	25,882	330,254
The Goldman Sachs Group, Inc.	11,481	1,572,208
The NASDAQ OMX Group, Inc. *	4,427	79,287

		19,000,735

38 See financial notes

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 10.6%
Alpha Natural Resources, Inc. *	3,203	118,927
Anadarko Petroleum Corp.	13,328	612,955
Apache Corp.	8,983	807,123
Arch Coal, Inc.	4,380	98,594
Baker Hughes, Inc.	11,298	424,579
Cabot Oil & Gas Corp.	2,763	76,922
Cameron International Corp. *	6,418	236,054
Chesapeake Energy Corp.	17,301	357,785
Chevron Corp.	53,702	3,982,540
Cimarex Energy Co.	2,256	147,588
Cobalt International Energy, Inc. *	4,414	36,018
Concho Resources, Inc. *	2,058	120,228
ConocoPhillips	37,412	1,961,511
CONSOL Energy, Inc.	6,002	193,264
Continental Resources, Inc. *	750	30,390
Denbury Resources, Inc. *	10,611	156,406
Devon Energy Corp.	11,169	673,267
Diamond Offshore Drilling, Inc.	1,690	98,324
El Paso Corp.	18,834	214,519
EOG Resources, Inc.	6,708	582,724
EXCO Resources, Inc.	4,603	61,910
Exxon Mobil Corp.	136,488	8,074,630
FMC Technologies, Inc. *	3,289	203,425
Forest Oil Corp. *	2,970	77,576
Halliburton Co.	23,875	673,514
Helmerich & Payne, Inc.	2,561	94,860
Hess Corp.	7,888	396,372
Marathon Oil Corp.	18,834	574,249
Massey Energy Co.	2,723	78,286
Murphy Oil Corp.	5,041	269,996
Nabors Industries Ltd. *	7,669	120,250
National-Oilwell Varco, Inc.	11,173	419,993
Newfield Exploration Co. *	3,508	168,419
Noble Energy, Inc.	4,603	321,197
Occidental Petroleum Corp.	21,585	1,577,432
Oceaneering International, Inc. *	1,447	72,365
Patterson-UTI Energy, Inc.	4,161	61,416
Peabody Energy Corp.	7,134	305,335
Petrohawk Energy Corp. *	8,111	122,638
Pioneer Natural Resources Co.	3,070	177,507
Plains Exploration & Production Co. *	3,770	90,028
Pride International, Inc. *	4,165	98,086
QEP Resources, Inc. *	4,700	136,441
Quicksilver Resources, Inc. *	3,285	40,077
Range Resources Corp.	4,264	144,166
Rowan Cos., Inc. *	3,076	79,084
Schlumberger Ltd.	36,594	1,951,558
Southern Union Co.	3,093	69,593
Southwestern Energy Co. *	9,206	301,220
Spectra Energy Corp.	17,386	353,631
Sunoco, Inc.	3,212	108,180
The Williams Cos., Inc.	15,334	278,006
Tidewater, Inc.	1,752	70,220
Ultra Petroleum Corp. *	4,043	157,718
Valero Energy Corp.	14,938	235,572
Whiting Petroleum Corp. *	1,229	104,268

		28,998,936

Food & Staples Retailing 2.3%
Costco Wholesale Corp.	11,668	659,825
CVS Caremark Corp.	36,297	980,019
Safeway, Inc.	10,352	194,618
SUPERVALU, Inc.	5,741	55,802
Sysco Corp.	15,676	430,933
The Kroger Co.	16,555	326,630
Wal-Mart Stores, Inc.	56,769	2,846,398
Walgreen Co.	26,099	701,541
Whole Foods Market, Inc. *	3,645	126,810

		6,322,576

Food, Beverage & Tobacco 6.0%
Altria Group, Inc.	55,522	1,239,251
Archer-Daniels-Midland Co.	15,696	483,123
Brown-Forman Corp., Class B	2,931	179,641
Bunge Ltd.	3,824	202,672
Campbell Soup Co.	5,698	212,307
Coca-Cola Enterprises, Inc.	8,691	247,346
ConAgra Foods, Inc.	11,873	256,338
Constellation Brands, Inc., Class A *	5,256	87,565
Dean Foods Co. *	4,645	47,518
Dr. Pepper Snapple Group, Inc.	6,521	240,103
Flowers Foods, Inc.	2,464	63,670
General Mills, Inc.	16,775	606,584
Green Mountain Coffee Roasters, Inc. *	3,068	94,556
H.J. Heinz Co.	8,362	386,659
Hansen Natural Corp. *	1,813	81,657
Hormel Foods Corp.	1,905	82,201
Kellogg Co.	6,853	340,457
Kraft Foods, Inc., Class A	42,712	1,279,224
Lorillard, Inc.	4,087	310,653
McCormick & Co., Inc.	3,191	127,225
Molson Coors Brewing Co., Class B	4,161	181,253
PepsiCo, Inc.	43,010	2,760,382
Philip Morris International, Inc.	49,981	2,571,023
Ralcorp Holdings, Inc. *	1,421	84,763
Reynolds American, Inc.	4,474	244,012
Sara Lee Corp.	16,691	241,018
Smithfield Foods, Inc. *	3,988	64,326
The Coca-Cola Co.	57,266	3,202,315
The Hershey Co.	4,427	205,723
The J.M. Smucker Co.	3,157	184,621
Tyson Foods, Inc., Class A	8,326	136,380

		16,444,566

Health Care Equipment & Services 3.9%
Aetna, Inc.	11,316	302,363
Alere, Inc. *	2,230	62,373
AmerisourceBergen Corp.	7,493	204,409
Baxter International, Inc.	16,063	683,641
Beckman Coulter, Inc.	1,799	82,106
Becton, Dickinson & Co.	5,814	396,457
Boston Scientific Corp. *	40,146	208,358
C.R. Bard, Inc.	2,537	194,918
Cardinal Health, Inc.	9,636	288,695
CareFusion Corp. *	4,858	104,836
Cerner Corp. *	1,836	133,753

See financial notes 39

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
CIGNA Corp.	7,370	237,461
Community Health Systems, Inc. *	2,544	66,322
Coventry Health Care, Inc. *	3,946	76,355
DaVita, Inc. *	2,712	175,249
DENTSPLY International, Inc.	3,942	109,666
Edwards Lifesciences Corp. *	3,165	182,209
Express Scripts, Inc. *	13,586	578,764
Gen-Probe, Inc. *	1,314	59,169
Henry Schein, Inc. *	2,409	127,195
Hologic, Inc. *	6,836	97,003
Hospira, Inc. *	4,380	224,957
Humana, Inc. *	4,599	219,786
IDEXX Laboratories, Inc. *	1,533	84,729
Intuitive Surgical, Inc. *	1,018	269,801
Kinetic Concepts, Inc. *	1,700	54,264
Laboratory Corp. of America Holdings *	2,764	200,722
Lincare Holdings, Inc.	2,628	60,497
McKesson Corp.	7,348	426,551
Medco Health Solutions, Inc. *	12,175	529,369
Medtronic, Inc.	29,612	932,186
Omnicare, Inc.	3,113	59,770
Patterson Cos., Inc.	2,792	70,610
Quest Diagnostics, Inc.	3,994	173,739
ResMed, Inc. *	4,096	123,453
St. Jude Medical, Inc. *	8,668	299,653
Stryker Corp.	8,111	350,314
Teleflex, Inc.	1,035	49,742
UnitedHealth Group, Inc.	30,518	968,031
Universal Health Services, Inc., Class B	2,413	75,768
Varian Medical Systems, Inc. *	3,285	174,893
WellPoint, Inc. *	11,406	566,650
Zimmer Holdings, Inc. *	5,392	254,341

		10,541,128

Household & Personal Products 2.8%
Alberto-Culver Co.	2,236	69,428
Avon Products, Inc.	11,555	336,251
Church & Dwight Co., Inc.	1,854	113,520
Colgate-Palmolive Co.	13,324	983,844
Energizer Holdings, Inc. *	1,842	116,138
Kimberly-Clark Corp.	11,060	712,264
Mead Johnson Nutrition Co.	5,475	285,740
The Clorox Co.	3,723	241,325
The Estee Lauder Cos., Inc., Class A	3,194	179,088
The Procter & Gamble Co.	77,035	4,596,678

		7,634,276

Insurance 4.3%
Aflac, Inc.	12,487	590,011
Alleghany Corp. *	172	51,196
Allied World Assurance Co. Holdings Ltd.	1,142	57,523
American Financial Group, Inc.	2,222	63,927
American International Group, Inc. *	3,199	108,542
American National Insurance Co.	356	27,255
Aon Corp.	6,398	231,864
Arch Capital Group Ltd. *	1,394	111,241
Assurant, Inc.	2,948	107,779
Assured Guaranty Ltd.	4,473	69,108
Axis Capital Holdings Ltd.	3,373	104,158
Berkshire Hathaway, Inc., Class B *	51,153	4,029,833
Brown & Brown, Inc.	3,113	59,272
Cincinnati Financial Corp.	3,989	106,427
CNA Financial Corp. *	677	17,616
Everest Re Group Ltd.	1,580	125,041
Fidelity National Financial, Inc., Class A	6,179	89,657
First American Financial Corp.	3,113	46,166
Genworth Financial, Inc., Class A *	12,933	140,064
Hanover Insurance Group, Inc.	1,171	50,798
HCC Insurance Holdings, Inc.	3,084	77,809
Lincoln National Corp.	8,133	189,987
Loews Corp.	9,059	318,333
Markel Corp. *	253	82,913
Marsh & McLennan Cos., Inc.	14,395	341,449
MetLife, Inc.	15,477	581,935
Old Republic International Corp.	6,401	81,805
PartnerRe Ltd.	2,073	154,335
Principal Financial Group, Inc.	8,107	186,866
Prudential Financial, Inc.	12,333	623,680
Reinsurance Group of America, Inc.	1,913	83,675
RenaissanceRe Holdings Ltd.	1,546	87,797
The Allstate Corp.	13,449	371,192
The Chubb Corp.	8,769	483,347
The Hartford Financial Services Group, Inc.	11,793	237,747
The Progressive Corp.	16,910	334,818
The Travelers Cos., Inc.	13,208	646,928
Torchmark Corp.	2,190	108,076
Transatlantic Holdings, Inc.	1,667	79,466
Unum Group	8,807	176,580
Validus Holdings Ltd.	2,358	60,058
W.R. Berkley Corp.	3,513	92,568
Wesco Financial Corp.	32	11,601
White Mountains Insurance Group Ltd.	175	53,127
XL Group plc	9,026	161,656

		11,815,226

Materials 3.8%
Air Products & Chemicals, Inc.	5,260	389,398
Airgas, Inc.	1,846	121,467
Albemarle Corp.	2,526	101,267
Alcoa, Inc.	27,176	277,467
Allegheny Technologies, Inc.	2,471	100,619
AptarGroup, Inc.	1,599	66,598
Ashland, Inc.	1,849	85,904
Ball Corp.	2,458	137,845
Bemis Co., Inc.	2,847	82,193
Celanese Corp., Series A	4,171	111,366
CF Industries Holdings, Inc.	1,874	173,345
Cliffs Natural Resources, Inc.	3,597	220,100
Crown Holdings, Inc. *	4,208	117,235
E.I. du Pont de Nemours & Co.	23,947	976,319
Eastman Chemical Co.	1,833	112,821
Ecolab, Inc.	6,214	294,544
FMC Corp.	1,971	122,754
Freeport-McMoRan Copper & Gold, Inc.	11,467	825,395
Huntsman Corp.	5,107	46,525

40 See financial notes

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
International Flavors & Fragrances, Inc.	2,053	93,802
International Paper Co.	10,767	220,293
Intrepid Potash, Inc. *	1,164	26,132
Martin Marietta Materials, Inc.	1,192	87,254
MeadWestvaco Corp.	4,524	98,442
Monsanto Co.	14,585	767,900
Nalco Holding Co.	3,422	77,748
Newmont Mining Corp.	12,868	789,066
Nucor Corp.	7,665	281,919
Owens-Illinois, Inc. *	4,380	109,763
Pactiv Corp. *	3,551	113,916
PPG Industries, Inc.	4,411	290,376
Praxair, Inc.	8,211	706,392
Reliance Steel & Aluminum Co.	1,752	65,262
Sealed Air Corp.	4,427	90,798
Sigma-Aldrich Corp.	2,724	144,835
Smurfit-Stone Container Corp. *	1,286	22,081
Sonoco Products Co.	2,628	82,651
Southern Copper Corp.	5,694	172,187
Steel Dynamics, Inc.	5,694	78,008
The Dow Chemical Co.	30,879	752,521
The Lubrizol Corp.	1,811	168,984
The Mosaic Co.	3,946	231,472
The Scotts Miracle-Gro Co., Class A	1,211	57,195
The Valspar Corp.	2,409	72,559
United States Steel Corp.	3,834	162,983
Vulcan Materials Co.	3,070	112,853
Walter Energy, Inc.	1,602	115,408
Weyerhaeuser Co.	5,601	87,936

		10,443,898

Media 3.2%
Cablevision Systems Corp., Class A	6,360	159,572
CBS Corp., Class B	16,946	234,194
Clear Channel Outdoor Holdings, Inc., Class A *	1,491	14,985
Comcast Corp., Class A	75,250	1,288,280
DIRECTV, Class A *	24,973	946,976
Discovery Communications, Inc., Series A *	7,446	281,087
DISH Network Corp., Class A	5,694	102,207
DreamWorks Animation SKG, Inc., Class A *	1,592	47,171
Gannett Co., Inc.	6,351	76,784
John Wiley & Sons, Inc., Class A	1,314	46,765
Liberty Global, Inc., Series A *	6,570	180,806
Liberty Media - Starz, Series A *	1,413	84,413
News Corp., Class A	61,909	778,196
Omnicom Group, Inc.	8,164	285,822
Scripps Networks Interactive, Class A	2,190	87,994
Sirius XM Radio, Inc. *	102,711	98,202
The Interpublic Group of Cos., Inc. *	12,964	110,583
The McGraw-Hill Cos., Inc.	8,322	230,103
The Walt Disney Co.	48,469	1,579,605
The Washington Post Co., Class B	132	47,550
Time Warner Cable, Inc.	9,372	483,689
Time Warner, Inc.	30,536	915,469
Viacom, Inc., Class B	14,376	451,694
Virgin Media, Inc.	8,029	167,083

		8,699,230

Pharmaceuticals, Biotechnology & Life Sciences 8.0%
Abbott Laboratories	41,056	2,025,703
Alexion Pharmaceuticals, Inc. *	2,413	136,262
Allergan, Inc.	8,107	497,932
Amgen, Inc. *	25,552	1,304,174
Amylin Pharmaceuticals, Inc. *	3,621	74,375
Biogen Idec, Inc. *	6,740	362,612
Bristol-Myers Squibb Co.	45,810	1,194,725
Celgene Corp. *	12,311	634,263
Cephalon, Inc. *	2,056	116,390
Charles River Laboratories International, Inc. *	1,752	49,494
Covance, Inc. *	1,752	66,453
Dendreon Corp. *	3,946	141,425
Eli Lilly & Co.	26,208	879,541
Endo Pharmaceuticals Holdings, Inc. *	2,675	72,680
Forest Laboratories, Inc. *	8,031	219,166
Furiex Pharmaceuticals, Inc. *	2,444	24,342
Genzyme Corp. *	7,110	498,482
Gilead Sciences, Inc. *	23,734	756,165
Human Genome Sciences, Inc. *	5,003	145,537
Illumina, Inc. *	3,301	141,580
Johnson & Johnson	73,947	4,216,458
King Pharmaceuticals, Inc. *	6,570	57,225
Life Technologies Corp. *	4,818	206,066
Merck & Co., Inc.	83,730	2,943,947
Mettler-Toledo International, Inc. *	876	96,877
Mylan, Inc. *	8,103	139,047
Myriad Genetics, Inc. *	2,456	38,461
PerkinElmer, Inc.	3,070	64,501
Perrigo Co.	2,190	124,808
Pfizer, Inc.	215,795	3,437,614
Pharmaceutical Product Development, Inc.	3,285	75,456
Talecris Biotherapeutics Holdings Corp. *	1,620	35,543
Techne Corp.	983	56,749
Thermo Fisher Scientific, Inc. *	10,831	456,202
United Therapeutics Corp. *	1,314	60,733
Valeant Pharmaceuticals International *	1,546	89,189
Vertex Pharmaceuticals, Inc. *	5,366	178,902
Waters Corp. *	2,470	149,484
Watson Pharmaceuticals, Inc. *	2,975	128,133

		21,896,696

Real Estate 2.0%
AMB Property Corp.	4,464	106,199
Annaly Capital Management, Inc.	16,938	294,382
AvalonBay Communities, Inc.	2,190	230,432
Boston Properties, Inc.	3,655	297,517
Brookfield Properties Corp.	6,836	98,849
CB Richard Ellis Group, Inc., Class A *	7,802	128,109
Digital Realty Trust, Inc.	2,250	133,358
Equity Residential	7,529	345,054
Federal Realty Investment Trust	1,602	127,023
HCP, Inc.	7,884	277,674
Health Care REIT, Inc.	3,285	150,913
Host Hotels & Resorts, Inc.	17,540	230,300
Kimco Realty Corp.	10,774	160,640

See financial notes 41

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Liberty Property Trust	3,066	93,114
Nationwide Health Properties, Inc.	3,113	119,757
Piedmont Office Realty Trust, Inc., Class A	1,533	28,146
Plum Creek Timber Co., Inc.	4,380	150,979
ProLogis	12,748	138,316
Public Storage	3,753	367,869
Rayonier, Inc.	2,495	118,014
Realty Income Corp.	2,858	93,142
Regency Centers Corp.	2,157	78,644
Simon Property Group, Inc.	7,727	698,907
SL Green Realty Corp.	2,030	122,368
The Macerich Co.	3,372	139,668
The St. Joe Co. *	2,413	58,105
Ventas, Inc.	4,161	210,172
Vornado Realty Trust	4,822	390,871

		5,388,522

Retailing 3.5%
Abercrombie & Fitch Co., Class A	2,240	77,504
Advance Auto Parts, Inc.	2,324	126,588
Amazon.com, Inc. *	9,256	1,155,426
American Eagle Outfitters, Inc.	4,818	60,900
AutoNation, Inc. *	1,971	44,505
AutoZone, Inc. *	762	159,852
Bed Bath & Beyond, Inc. *	7,008	252,078
Best Buy Co., Inc.	9,144	287,030
CarMax, Inc. *	5,934	118,265
Dollar General Corp. *	884	24,142
Dollar Tree, Inc. *	3,451	156,434
Expedia, Inc.	5,475	125,158
Family Dollar Stores, Inc.	3,347	143,218
GameStop Corp., Class A *	4,063	72,850
Genuine Parts Co.	4,208	176,441
Guess?, Inc.	1,677	54,184
J.C. Penney Co., Inc.	5,475	109,500
Kohl’s Corp. *	7,665	360,102
Liberty Media Corp. - Interactive, Series A *	15,987	168,663
Limited Brands, Inc.	7,888	186,157
Lowe’s Cos., Inc.	38,485	781,245
Macy’s, Inc.	11,169	217,125
Netflix, Inc. *	1,191	149,494
Nordstrom, Inc.	4,527	130,921
O’Reilly Automotive, Inc. *	3,595	169,936
PetSmart, Inc.	3,145	100,294
Priceline.com, Inc. *	1,241	361,727
Ross Stores, Inc.	3,285	163,035
Sears Holdings Corp. *	1,314	81,337
Staples, Inc.	19,567	347,706
Target Corp.	17,867	914,076
The Gap, Inc.	10,200	172,278
The Home Depot, Inc.	45,373	1,261,823
The Sherwin-Williams Co.	2,461	173,205
The TJX Cos., Inc.	10,876	431,668
Tiffany & Co.	3,402	134,821
Urban Outfitters, Inc. *	3,507	106,332

		9,556,020

Semiconductors & Semiconductor Equipment 2.4%
Advanced Micro Devices, Inc. *	14,904	83,761
Altera Corp.	8,105	199,950
Analog Devices, Inc.	7,903	220,336
Applied Materials, Inc.	35,739	371,328
Broadcom Corp., Class A	11,456	343,336
Cree, Inc. *	2,582	138,240
Intel Corp.	148,852	2,637,658
KLA-Tencor Corp.	4,599	128,818
Lam Research Corp. *	3,402	122,846
Linear Technology Corp.	5,475	156,859
LSI Corp. *	17,567	70,619
Marvell Technology Group Ltd. *	13,436	214,170
Maxim Integrated Products, Inc.	8,103	128,595
MEMC Electronic Materials, Inc. *	5,956	61,287
Microchip Technology, Inc.	4,818	133,410
Micron Technology, Inc. *	22,604	146,135
National Semiconductor Corp.	6,398	80,679
NVIDIA Corp. *	15,336	143,085
ON Semiconductor Corp. *	11,607	71,731
Texas Instruments, Inc.	32,586	750,456
Varian Semiconductor Equipment Associates, Inc. *	1,971	48,920
Xilinx, Inc.	7,446	179,821

		6,432,040

Software & Services 7.1%
Activision Blizzard, Inc.	15,111	161,537
Adobe Systems, Inc. *	14,050	390,028
Akamai Technologies, Inc. *	4,639	213,719
Alliance Data Systems Corp. *	1,407	79,059
ANSYS, Inc. *	2,775	107,614
AOL, Inc. *	2,857	63,483
Autodesk, Inc. *	6,165	171,079
Automatic Data Processing, Inc.	13,359	515,791
BMC Software, Inc. *	4,865	175,432
Broadridge Financial Solutions, Inc.	3,332	71,138
CA, Inc.	10,904	196,381
Citrix Systems, Inc. *	4,935	285,934
Cognizant Technology Solutions Corp., Class A *	7,977	459,515
Computer Sciences Corp.	4,032	160,514
CoreLogic, Inc.	2,631	45,437
DST Systems, Inc.	935	38,092
eBay, Inc. *	29,898	694,829
Electronic Arts, Inc. *	8,588	130,881
Equinix, Inc. *	1,194	108,905
FactSet Research Systems, Inc.	1,165	85,686
Fidelity National Information Services, Inc.	6,570	169,769
Fiserv, Inc. *	4,033	201,771
Genpact Ltd. *	2,670	37,353
Global Payments, Inc.	2,190	82,410
Google, Inc., Class A *	6,216	2,797,324
Hewitt Associates, Inc., Class A *	2,894	139,693
IAC/InterActiveCorp *	2,148	53,249
Intuit, Inc. *	7,799	333,797
Lender Processing Services, Inc.	2,453	71,946
MasterCard, Inc., Class A	2,552	506,215
McAfee, Inc. *	4,161	195,775

42 See financial notes

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Microsoft Corp.	208,515	4,895,932
Nuance Communications, Inc. *	6,517	95,670
Oracle Corp.	102,085	2,233,620
Paychex, Inc.	8,791	218,808
Red Hat, Inc. *	5,037	174,028
Rovi Corp. *	2,667	116,041
SAIC, Inc. *	10,179	151,464
Salesforce.com, Inc. *	3,086	339,090
Symantec Corp. *	21,900	298,497
Synopsys, Inc. *	4,022	92,064
Total System Services, Inc.	5,260	74,692
VeriSign, Inc. *	4,861	141,601
Visa, Inc., Class A	13,254	914,261
VMware, Inc., Class A *	1,652	129,798
Western Union Co.	17,996	282,177
Yahoo!, Inc. *	34,869	456,086

		19,358,185

Technology Hardware & Equipment 8.5%
Agilent Technologies, Inc. *	9,267	249,931
Amphenol Corp., Class A	4,603	187,434
Apple, Inc. *	24,274	5,907,563
Arrow Electronics, Inc. *	3,213	73,513
Avnet, Inc. *	4,380	100,302
Brocade Communications Systems, Inc. *	11,865	59,562
Cisco Systems, Inc. *	154,401	3,095,740
Corning, Inc.	41,861	656,381
Dell, Inc. *	46,005	541,479
Dolby Laboratories, Inc., Class A *	1,388	76,923
EMC Corp. *	54,251	989,538
F5 Networks, Inc. *	2,080	181,854
FLIR Systems, Inc. *	4,165	104,625
Harris Corp.	3,458	145,478
Hewlett-Packard Co.	62,545	2,406,732
Ingram Micro, Inc., Class A *	4,380	65,963
International Business Machines Corp.	34,206	4,215,205
Itron, Inc. *	1,095	59,130
Jabil Circuit, Inc.	5,648	57,892
Juniper Networks, Inc. *	14,454	393,149
Molex, Inc.	3,512	61,987
Motorola, Inc. *	57,227	430,919
NCR Corp. *	4,208	54,073
NetApp, Inc. *	9,162	370,511
QUALCOMM, Inc.	43,745	1,675,871
SanDisk Corp. *	6,132	203,828
Seagate Technology plc *	12,977	131,457
Tellabs, Inc.	9,704	68,898
Teradata Corp. *	4,440	145,366
Trimble Navigation Ltd. *	3,551	99,890
Western Digital Corp. *	6,172	149,054
Xerox Corp.	36,802	310,609

		23,270,857

Telecommunication Services 3.3%
American Tower Corp., Class A *	10,731	502,855
AT&T, Inc.	158,800	4,292,364
CenturyLink, Inc.	8,032	290,437
Clearwire Corp., Class A *	2,546	16,320
Crown Castle International Corp. *	6,570	270,158
Frontier Communications Corp.	27,194	210,210
Level 3 Communications, Inc. *	43,614	44,922
MetroPCS Communications, Inc. *	6,613	59,120
NII Holdings, Inc. *	4,512	163,560
Qwest Communications International, Inc.	37,050	209,332
SBA Communications Corp., Class A *	3,097	110,873
Sprint Nextel Corp. *	80,174	327,110
Telephone & Data Systems, Inc.	2,456	70,954
United States Cellular Corp. *	779	32,656
Verizon Communications, Inc.	76,298	2,251,554
Windstream Corp.	12,852	148,248

		9,000,673

Transportation 1.9%
AMR Corp. *	9,119	55,717
C.H. Robinson Worldwide, Inc.	4,380	284,656
CSX Corp.	10,389	518,307
Delta Air Lines, Inc. *	21,029	219,963
Expeditors International of Washington, Inc.	5,698	225,584
FedEx Corp.	7,774	606,761
Hertz Global Holdings, Inc. *	5,037	42,865
J.B. Hunt Transport Services, Inc.	2,456	80,410
Kansas City Southern *	2,698	90,572
Norfolk Southern Corp.	9,959	534,599
Ryder System, Inc.	1,348	51,723
Southwest Airlines Co.	19,756	218,304
UAL Corp. *	4,618	97,855
Union Pacific Corp.	13,411	978,198
United Parcel Service, Inc., Class B	18,651	1,189,934

		5,195,448

Utilities 4.1%
AGL Resources, Inc.	2,105	77,254
Allegheny Energy, Inc.	4,427	99,829
Alliant Energy Corp.	3,072	107,581
Ameren Corp.	6,355	178,385
American Electric Power Co., Inc.	12,749	451,442
American Water Works Co., Inc.	4,618	104,274
Aqua America, Inc.	3,551	70,594
Atmos Energy Corp.	2,409	68,175
Calpine Corp. *	9,425	119,886
CenterPoint Energy, Inc.	9,878	146,096
CMS Energy Corp.	6,179	108,133
Consolidated Edison, Inc.	7,449	354,051
Constellation Energy Group, Inc.	4,818	141,312
Dominion Resources, Inc.	15,895	679,670
DPL, Inc.	3,113	78,821
DTE Energy Co.	4,427	207,405
Duke Energy Corp.	34,703	596,545
Edison International	7,930	267,638
Energen Corp.	1,971	84,122
Entergy Corp.	5,041	397,432
EQT Corp.	3,826	124,728
Exelon Corp.	17,589	716,224
FirstEnergy Corp.	8,150	297,719
Integrys Energy Group, Inc.	2,080	100,776
ITC Holdings Corp.	1,314	76,159
MDU Resources Group, Inc.	4,646	87,391

See financial notes 43

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Mirant Corp. *	3,942	38,237
National Fuel Gas Co.	1,850	79,513
NextEra Energy, Inc.	11,003	591,191
NiSource, Inc.	7,274	126,131
Northeast Utilities	4,646	134,595
NRG Energy, Inc. *	6,793	138,034
NSTAR	2,847	108,271
NV Energy, Inc.	6,175	79,040
OGE Energy Corp.	2,640	103,092
ONEOK, Inc.	2,628	112,767
Pepco Holdings, Inc.	5,960	106,982
PG&E Corp.	9,883	462,129
Pinnacle West Capital Corp.	3,066	122,180
PPL Corp.	13,314	361,608
Progress Energy, Inc.	7,572	324,915
Public Service Enterprise Group, Inc.	13,618	435,231
Questar Corp.	4,700	76,516
SCANA Corp.	2,894	112,953
Sempra Energy	6,132	312,241
Southern Co.	21,900	803,511
TECO Energy, Inc.	5,303	89,515
The AES Corp. *	21,146	216,535
UGI Corp.	2,777	76,645
Vectren Corp.	2,190	53,743
Westar Energy, Inc.	3,504	83,991
Wisconsin Energy Corp.	3,066	170,899
Xcel Energy, Inc.	12,264	273,610

		11,335,717

Total Common Stock
(Cost $291,923,849)		272,066,546

Other Investment Company 0.2% of net assets

Money Fund 0.2%
State Street Institutional Liquid Reserves Fund - Institutional Class	668,488	668,488

Total Other Investment Company
(Cost $668,488)		668,488

End of Investments.

At 8/31/10, the tax basis cost of the fund’s investments was $292,662,111 and the unrealized appreciation and depreciation were $5,352,629 and ($25,279,706), respectively, with a net unrealized depreciation of ($19,927,077).

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

44 See financial notes

 Schwab U.S. Large-Cap ETF

Statement of
Assets and Liabilities
As of August 31, 2010

Assets

Investments, at value (cost $292,592,337)		$272,735,034
Receivables:
Dividends		769,405
Interest	+	116

Total assets		273,504,555

Liabilities

Payables:
Investment adviser and administrator fees		1,792

Total liabilities		1,792

Net Assets

Total assets		273,504,555
Total liabilities	−	1,792

Net assets		$273,502,763

Net Assets by Source
Capital received from investors		292,410,968
Net investment income not yet distributed		1,133,977
Net realized capital losses		(184,879)
Net unrealized capital losses		(19,857,303)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$273,502,763		10,950,001		$24.98

See financial notes 45

 Schwab U.S. Large-Cap ETF

Statement of
Operations
For October 30, 2009* through August 31, 2010

Investment Income

Dividends (including $3,283 from affiliated issuer and net of foreign withholding tax of $325)		$2,813,762
Interest	+	474

Total investment income		2,814,236

Expenses

Investment adviser and administrator fees		107,792

Total expenses	−	107,792

Net investment income		2,706,444

Realized and Unrealized Gains (Losses)

Net realized losses on investments (including $610 gain from affiliated issuer)		(191,763)
Net realized gains on in-kind redemptions		1,219,031
Net realized gains on foreign currency transactions	+	33

Net realized gains		1,027,301
Net unrealized losses on investments	+	(19,857,303)

Net realized and unrealized losses		(18,830,002)

Net decrease in net assets resulting from operations		($16,123,558)

*	Commencement of operations.

46 See financial notes

 Schwab U.S. Large-Cap ETF

Statements of
Changes in Net Assets
For the current period only. Because the fund commenced operations on October 30, 2009, it has no prior report period.

Operations

10/30/09*-8/31/10
Net investment income		$2,706,444
Net realized gains		1,027,301
Net unrealized losses	+	(19,857,303)

Net decrease in net assets resulting from operations		(16,123,558)

Distributions to Shareholders

Distributions from net investment income		$1,572,500

Transactions in Fund Shares

		10/30/09*-8/31/10
		SHARES	VALUE
Shares Sold		11,350,001	$301,973,952
Shares Redeemed	+	(400,000)	(10,775,131)

Net transactions in fund shares		10,950,001	$291,198,821

Shares Outstanding and Net Assets

		10/30/09*-8/31/10
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	10,950,001	273,502,763

End of period		10,950,001	$273,502,763

Net investment income not yet distributed			$1,133,977

*	Commencement of operations.

See financial notes 47

Schwab U.S. Large-Cap Growth ETF™

Financial Statements

Financial Highlights

	12/9/09[1]–
	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.15
Net realized and unrealized gains (losses)	(0.83)

Total from investment operations	(0.68)
Less distributions:
Distributions from net investment income	(0.11)

Net asset value at end of period	24.21

Total return (%)	(2.75)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.14	[3,4]
Gross operating expenses	0.14	[3]
Net investment income (loss)	0.86	[3]
Portfolio turnover rate[5]	6	[2]
Net assets, end of period ($ x 1,000)	108,946

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Effective June 14, 2010, the annual operating expense was reduced. The ratio presented for period ended August 31, 2010 is a blended rate. Please see financial note 4 for more information.
5 Portfolio turnover rate excludes securities received or delivered from processing of in kind creations or redemptions.

48 See financial notes

 Schwab U.S. Large-Cap Growth ETF

Portfolio Holdings as of August 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on Schwab’s website at www.schwab.com/schwabetfs.

		Cost	Value
Holdings by Category		($)	($)

99.7%	Common Stock	116,342,477	108,618,577
0.2%	Other Investment Company	213,684	213,684

99.9%	Total Investments	116,556,161	108,832,261
0.1%	Other Assets and Liabilities, Net		113,443

100.0%	Net Assets		108,945,704

	Number	Value
Security	of Shares	($)

Common Stock 99.7% of net assets

Automobiles & Components 0.1%
Lear Corp. *	1,050	77,343
The Goodyear Tire & Rubber Co. *	5,501	50,829

		128,172

Banks 0.1%
Hudson City Bancorp, Inc.	11,261	129,783

Capital Goods 6.7%
Aecom Technology Corp. *	2,221	49,973
AGCO Corp. *	2,179	72,016
AMETEK, Inc.	2,448	105,240
Babcock & Wilcox Co. *	2,636	59,058
Bucyrus International, Inc.	1,729	99,400
Caterpillar, Inc.	13,177	858,613
Cummins, Inc.	4,152	308,950
Danaher Corp.	11,657	423,499
Deere & Co.	9,689	613,023
Donaldson Co., Inc.	1,631	68,339
Dover Corp.	4,342	194,348
Emerson Electric Co.	17,506	816,655
Fastenal Co.	3,164	143,234
First Solar, Inc. *	1,091	139,484
Flowserve Corp.	1,274	113,870
Fluor Corp.	4,095	182,883
Goodrich Corp.	2,880	197,222
Illinois Tool Works, Inc.	10,027	413,714
ITT Corp.	4,187	177,948
Jacobs Engineering Group, Inc. *	2,821	97,832
Joy Global, Inc.	2,342	132,885
KBR, Inc.	3,885	90,132
Lincoln Electric Holdings, Inc.	1,009	50,016
McDermott International, Inc. *	5,275	67,626
MSC Industrial Direct Co., Class A	1,001	44,615
Navistar International Corp. *	1,229	51,471
Oshkosh Corp. *	2,097	52,173
PACCAR, Inc.	8,078	331,117
Pall Corp.	2,639	90,227
Precision Castparts Corp.	3,260	368,967
Quanta Services, Inc. *	4,773	85,628
Rockwell Collins, Inc.	3,644	196,521
Roper Industries, Inc.	2,135	124,001
Spirit AeroSystems Holdings, Inc., Class A *	2,275	43,999
SunPower Corp., Class A *	2,252	24,344
Textron, Inc.	6,432	109,794
The Shaw Group, Inc. *	1,911	61,916
URS Corp. *	1,908	68,058
W.W. Grainger, Inc.	1,441	152,443

		7,281,234

Commercial & Professional Services 1.1%
Copart, Inc. *	1,729	57,143
Corrections Corp. of America *	2,639	58,876
Covanta Holding Corp.	3,003	43,273
Equifax, Inc.	2,927	86,259
FTI Consulting, Inc. *	1,054	34,550
IHS, Inc., Class A *	1,092	67,475
Iron Mountain, Inc.	4,405	89,333
Manpower, Inc.	1,858	78,965
Republic Services, Inc.	7,151	210,454
Robert Half International, Inc.	3,458	74,624
Stericycle, Inc. *	1,950	127,725
The Dun & Bradstreet Corp.	1,125	74,138
Towers Watson & Co., Class A	1,010	45,349
Verisk Analytics, Inc., Class A *	2,355	65,516
Waste Connections, Inc. *	1,832	69,158

		1,182,838

Consumer Durables & Apparel 0.9%
Coach, Inc.	7,158	256,543
Garmin Ltd.	2,730	72,645
Harman International Industries, Inc. *	1,645	51,275
NIKE, Inc., Class B	6,182	432,740
Polo Ralph Lauren Corp.	1,490	112,852
Pulte Group, Inc. *	7,594	60,980

		987,035

Consumer Services 2.4%
Apollo Group, Inc., Class A *	3,202	136,021
Burger King Holdings, Inc.	2,006	32,999
Career Education Corp. *	1,491	26,137
Chipotle Mexican Grill, Inc. *	728	109,804
Darden Restaurants, Inc.	3,185	131,413
DeVry, Inc.	1,409	53,697
Education Management Corp. *	360	2,905
Hyatt Hotels Corp., Class A *	904	34,045
International Game Technology	6,792	99,163
ITT Educational Services, Inc. *	770	41,010
Las Vegas Sands Corp. *	10,184	288,513
Marriott International, Inc., Class A	7,401	236,906
MGM Resorts International *	5,683	51,204
Starbucks Corp.	17,401	400,049

See financial notes 49

 Schwab U.S. Large-Cap Growth ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Starwood Hotels & Resorts Worldwide, Inc.	4,083	190,799
Strayer Education, Inc.	308	44,592
Weight Watchers International, Inc.	770	21,960
Wendy’s/Arby’s Group, Inc., Class A	7,578	29,478
Wyndham Worldwide Corp.	4,095	94,963
Wynn Resorts Ltd.	2,032	163,800
Yum! Brands, Inc.	10,933	455,906

		2,645,364

Diversified Financials 3.1%
Affiliated Managers Group, Inc. *	1,014	65,109
AmeriCredit Corp. *	1,547	37,437
BlackRock, Inc.	943	133,859
CIT Group, Inc. *	4,061	148,957
CME Group, Inc.	1,506	373,608
Discover Financial Services	12,885	186,961
Eaton Vance Corp.	2,744	71,317
Franklin Resources, Inc.	3,656	352,841
IntercontinentalExchange, Inc. *	1,740	166,274
Jefferies Group, Inc.	2,612	58,796
Leucadia National Corp. *	4,728	100,943
Moody’s Corp.	4,656	98,428
MSCI, Inc., Class A *	2,648	79,175
Northern Trust Corp.	5,550	256,077
SEI Investments Co.	3,549	62,817
SLM Corp. *	11,121	122,887
State Street Corp.	11,469	402,333
T. Rowe Price Group, Inc.	5,956	260,754
TD Ameritrade Holding Corp. *	5,410	79,040
The Charles Schwab Corp. (a)	22,422	286,105
The NASDAQ OMX Group, Inc. *	3,731	66,822

		3,410,540

Energy 9.2%
Alpha Natural Resources, Inc. *	2,730	101,365
Anadarko Petroleum Corp.	11,568	532,012
Arch Coal, Inc.	3,795	85,425
Baker Hughes, Inc.	9,825	369,223
Cabot Oil & Gas Corp.	2,366	65,869
Cameron International Corp. *	5,733	210,860
Chesapeake Energy Corp.	14,864	307,387
Cimarex Energy Co.	1,911	125,018
Cobalt International Energy, Inc. *	1,456	11,881
Concho Resources, Inc. *	1,771	103,462
CONSOL Energy, Inc.	5,264	169,501
Continental Resources, Inc. *	728	29,499
Denbury Resources, Inc. *	9,116	134,370
Diamond Offshore Drilling, Inc.	1,496	87,037
El Paso Corp.	16,139	183,823
EOG Resources, Inc.	5,803	504,107
EXCO Resources, Inc.	3,913	52,630
FMC Technologies, Inc. *	2,826	174,788
Halliburton Co.	20,613	581,493
Helmerich & Payne, Inc.	2,317	85,822
Hess Corp.	6,955	349,489
Massey Energy Co.	2,356	67,735
Murphy Oil Corp.	4,345	232,718
Nabors Industries Ltd. *	6,694	104,962
National-Oilwell Varco, Inc.	9,676	363,721
Newfield Exploration Co. *	3,071	147,439
Noble Energy, Inc.	3,981	277,794
Occidental Petroleum Corp.	18,722	1,368,204
Oceaneering International, Inc. *	1,263	63,163
Patterson-UTI Energy, Inc.	3,549	52,383
Peabody Energy Corp.	6,163	263,776
Petrohawk Energy Corp. *	6,882	104,056
Plains Exploration & Production Co. *	3,185	76,058
Pride International, Inc. *	3,650	85,957
QEP Resources, Inc. *	4,000	116,120
Quicksilver Resources, Inc. *	2,730	33,306
Range Resources Corp.	3,730	126,111
Rowan Cos., Inc. *	2,808	72,194
Schlumberger Ltd.	31,541	1,682,081
Southwestern Energy Co. *	8,112	265,425
Ultra Petroleum Corp. *	3,458	134,897
Whiting Petroleum Corp. *	1,098	93,154

		9,996,315

Food & Staples Retailing 4.5%
Costco Wholesale Corp.	10,115	572,003
CVS Caremark Corp.	31,524	851,148
The Kroger Co.	14,099	278,173
Wal-Mart Stores, Inc.	49,182	2,465,985
Walgreen Co.	22,554	606,252
Whole Foods Market, Inc. *	3,210	111,676

		4,885,237

Food, Beverage & Tobacco 2.5%
Dean Foods Co. *	4,459	45,616
Flowers Foods, Inc.	2,095	54,135
Green Mountain Coffee Roasters, Inc. *	2,613	80,533
Hansen Natural Corp. *	1,638	73,775
PepsiCo, Inc.	37,269	2,391,924
Ralcorp Holdings, Inc. *	1,281	76,412

		2,722,395

Health Care Equipment & Services 7.6%
Aetna, Inc.	9,736	260,146
Alere, Inc. *	1,892	52,919
AmerisourceBergen Corp.	6,511	177,620
Baxter International, Inc.	13,955	593,925
Becton, Dickinson & Co.	5,052	344,496
Boston Scientific Corp. *	35,042	181,868
C.R. Bard, Inc.	2,215	170,179
CareFusion Corp. *	4,308	92,967
Cerner Corp. *	1,649	120,130
Community Health Systems, Inc. *	2,182	56,885
Coventry Health Care, Inc. *	3,344	64,706
DaVita, Inc. *	2,343	151,405
DENTSPLY International, Inc.	3,367	93,670
Edwards Lifesciences Corp. *	2,563	147,552
Express Scripts, Inc. *	11,734	499,868
Gen-Probe, Inc. *	1,146	51,604
Henry Schein, Inc. *	2,089	110,299
Hologic, Inc. *	5,811	82,458
Hospira, Inc. *	3,835	196,966
IDEXX Laboratories, Inc. *	1,304	72,072

50 See financial notes

 Schwab U.S. Large-Cap Growth ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Intuitive Surgical, Inc. *	881	233,491
Kinetic Concepts, Inc. *	1,448	46,220
Laboratory Corp. of America Holdings *	2,379	172,763
Lincare Holdings, Inc.	2,263	52,094
McKesson Corp.	6,183	358,923
Medco Health Solutions, Inc. *	10,537	458,149
Medtronic, Inc.	25,709	809,319
Patterson Cos., Inc.	2,275	57,535
Quest Diagnostics, Inc.	3,540	153,990
ResMed, Inc. *	3,456	104,164
St. Jude Medical, Inc. *	7,441	257,235
Stryker Corp.	7,136	308,204
UnitedHealth Group, Inc.	26,536	841,722
Varian Medical Systems, Inc. *	2,942	156,632
WellPoint, Inc. *	9,851	489,398
Zimmer Holdings, Inc. *	4,813	227,029

		8,248,603

Household & Personal Products 1.6%
Avon Products, Inc.	9,945	289,399
Church & Dwight Co., Inc.	1,651	101,091
Colgate-Palmolive Co.	11,403	841,997
Energizer Holdings, Inc. *	1,592	100,376
Mead Johnson Nutrition Co.	4,682	244,354
The Estee Lauder Cos., Inc., Class A	2,730	153,071

		1,730,288

Insurance 3.2%
Berkshire Hathaway, Inc., Class B *	44,176	3,480,185
Brown & Brown, Inc.	2,639	50,247

		3,530,432

Materials 5.3%
Airgas, Inc.	1,587	104,425
Albemarle Corp.	2,070	82,986
Alcoa, Inc.	23,734	242,324
Allegheny Technologies, Inc.	2,163	88,077
AptarGroup, Inc.	1,456	60,642
Ball Corp.	2,104	117,992
Celanese Corp., Series A	3,572	95,372
CF Industries Holdings, Inc.	1,627	150,498
Cliffs Natural Resources, Inc.	3,205	196,114
Crown Holdings, Inc. *	3,785	105,450
Ecolab, Inc.	5,520	261,648
FMC Corp.	1,678	104,506
Freeport-McMoRan Copper & Gold, Inc.	9,923	714,258
Intrepid Potash, Inc. *	1,001	22,473
Martin Marietta Materials, Inc.	1,092	79,934
Monsanto Co.	12,440	654,966
Nalco Holding Co.	2,935	66,683
Newmont Mining Corp.	11,132	682,614
Nucor Corp.	6,595	242,564
Pactiv Corp. *	3,003	96,336
Praxair, Inc.	7,089	609,867
Reliance Steel & Aluminum Co.	1,461	54,422
Sigma-Aldrich Corp.	2,441	129,788
Southern Copper Corp.	4,864	147,087
Steel Dynamics, Inc.	4,955	67,884
The Lubrizol Corp.	1,547	144,351
The Mosaic Co.	3,446	202,142
United States Steel Corp.	3,276	139,263
Vulcan Materials Co.	2,756	101,311

		5,765,977

Media 3.2%
Cablevision Systems Corp., Class A	5,533	138,823
Clear Channel Outdoor Holdings, Inc., Class A *	910	9,146
Comcast Corp., Class A	65,360	1,118,963
DIRECTV, Class A *	21,556	817,404
Discovery Communications, Inc., Series A *	6,591	248,810
DISH Network Corp., Class A	4,864	87,309
DreamWorks Animation SKG, Inc., Class A *	1,583	46,904
John Wiley & Sons, Inc., Class A	1,188	42,281
Liberty Global, Inc., Series A *	5,683	156,396
Liberty Media - Starz, Series A *	1,183	70,672
Scripps Networks Interactive, Class A	2,000	80,360
Sirius XM Radio, Inc. *	88,230	84,357
The Interpublic Group of Cos., Inc. *	11,093	94,623
Viacom, Inc., Class B	12,383	389,074
Virgin Media, Inc.	6,874	143,048

		3,528,170

Pharmaceuticals, Biotechnology & Life Sciences 5.4%
Alexion Pharmaceuticals, Inc. *	2,072	117,006
Allergan, Inc.	7,112	436,819
Amgen, Inc. *	22,070	1,126,453
Amylin Pharmaceuticals, Inc. *	3,087	63,407
Biogen Idec, Inc. *	5,796	311,825
Celgene Corp. *	10,625	547,400
Cephalon, Inc. *	1,733	98,105
Charles River Laboratories International, Inc. *	1,557	43,985
Covance, Inc. *	1,502	56,971
Endo Pharmaceuticals Holdings, Inc. *	2,366	64,284
Furiex Pharmaceuticals, Inc. *	744	7,410
Genzyme Corp. *	6,186	433,701
Gilead Sciences, Inc. *	20,762	661,477
Human Genome Sciences, Inc. *	4,325	125,814
Illumina, Inc. *	2,829	121,336
King Pharmaceuticals, Inc. *	5,592	48,706
Life Technologies Corp. *	4,175	178,565
Mettler-Toledo International, Inc. *	753	83,274
Mylan, Inc. *	7,142	122,557
Myriad Genetics, Inc. *	2,184	34,201
PerkinElmer, Inc.	2,639	55,445
Perrigo Co.	1,915	109,136
Pharmaceutical Product Development, Inc.	2,548	58,528
Talecris Biotherapeutics Holdings Corp. *	1,411	30,957
Techne Corp.	861	49,706
Thermo Fisher Scientific, Inc. *	9,423	396,897
United Therapeutics Corp. *	1,138	52,598

See financial notes 51

 Schwab U.S. Large-Cap Growth ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Valeant Pharmaceuticals International *	1,310	75,574
Vertex Pharmaceuticals, Inc. *	4,781	159,399
Waters Corp. *	2,113	127,879
Watson Pharmaceuticals, Inc. *	2,562	110,345

		5,909,760

Real Estate 1.2%
CB Richard Ellis Group, Inc., Class A *	6,721	110,359
Digital Realty Trust, Inc.	2,017	119,547
Public Storage	3,264	319,937
Simon Property Group, Inc.	6,668	603,121
Ventas, Inc.	3,623	182,998

		1,335,962

Retailing 5.8%
Abercrombie & Fitch Co., Class A	2,002	69,269
Advance Auto Parts, Inc.	2,005	109,212
Amazon.com, Inc. *	7,988	997,142
American Eagle Outfitters, Inc.	4,004	50,611
AutoZone, Inc. *	656	137,616
Bed Bath & Beyond, Inc. *	6,175	222,115
Best Buy Co., Inc.	8,051	252,721
CarMax, Inc. *	5,092	101,484
Dollar General Corp. *	829	22,640
Dollar Tree, Inc. *	3,030	137,350
Expedia, Inc.	4,773	109,111
Family Dollar Stores, Inc.	2,910	124,519
GameStop Corp., Class A *	3,482	62,432
Guess?, Inc.	1,365	44,103
Kohl’s Corp. *	6,593	309,739
Lowe’s Cos., Inc.	33,255	675,077
Netflix, Inc. *	1,050	131,796
Nordstrom, Inc.	3,822	110,532
O’Reilly Automotive, Inc. *	3,167	149,704
PetSmart, Inc.	2,708	86,358
Priceline.com, Inc. *	1,103	321,502
Ross Stores, Inc.	2,827	140,304
Sears Holdings Corp. *	1,124	69,576
Staples, Inc.	16,713	296,990
Target Corp.	15,540	795,026
The Sherwin-Williams Co.	2,167	152,513
The TJX Cos., Inc.	9,557	379,317
Tiffany & Co.	2,901	114,967
Urban Outfitters, Inc. *	3,094	93,810

		6,267,536

Semiconductors & Semiconductor Equipment 1.9%
Advanced Micro Devices, Inc. *	12,822	72,060
Altera Corp.	6,873	169,557
Applied Materials, Inc.	31,438	326,641
Broadcom Corp., Class A	10,062	301,558
Cree, Inc. *	2,288	122,500
Lam Research Corp. *	2,911	105,116
Linear Technology Corp.	4,790	137,233
LSI Corp. *	15,409	61,944
Marvell Technology Group Ltd. *	11,761	187,470
MEMC Electronic Materials, Inc. *	5,492	56,513
Micron Technology, Inc. *	19,710	127,425
NVIDIA Corp. *	13,025	121,523
ON Semiconductor Corp. *	9,819	60,681
Varian Semiconductor Equipment Associates, Inc. *	1,729	42,914
Xilinx, Inc.	6,320	152,628

		2,045,763

Software & Services 15.0%
Activision Blizzard, Inc.	13,009	139,066
Adobe Systems, Inc. *	12,308	341,670
Akamai Technologies, Inc. *	3,992	183,911
Alliance Data Systems Corp. *	1,209	67,934
ANSYS, Inc. *	2,101	81,477
Autodesk, Inc. *	5,248	145,632
Automatic Data Processing, Inc.	11,524	444,942
BMC Software, Inc. *	4,186	150,947
CA, Inc.	9,736	175,345
Citrix Systems, Inc. *	4,338	251,344
Cognizant Technology Solutions Corp., Class A *	6,859	395,113
DST Systems, Inc.	857	34,914
eBay, Inc. *	25,884	601,544
Electronic Arts, Inc. *	7,627	116,236
Equinix, Inc. *	1,026	93,582
FactSet Research Systems, Inc.	1,005	73,918
Fidelity National Information Services, Inc.	5,400	139,536
Fiserv, Inc. *	3,533	176,756
Genpact Ltd. *	2,366	33,100
Global Payments, Inc.	1,902	71,572
Google, Inc., Class A *	5,302	2,386,006
Hewitt Associates, Inc., Class A *	2,196	106,001
IAC/InterActiveCorp *	1,847	45,787
Intuit, Inc. *	6,661	285,091
Lender Processing Services, Inc.	2,184	64,057
MasterCard, Inc., Class A	2,212	438,772
McAfee, Inc. *	3,648	171,638
Microsoft Corp.	180,329	4,234,125
Nuance Communications, Inc. *	5,600	82,208
Oracle Corp.	88,439	1,935,045
Paychex, Inc.	7,412	184,485
Red Hat, Inc. *	4,277	147,770
Rovi Corp. *	2,316	100,769
SAIC, Inc. *	9,166	136,390
Salesforce.com, Inc. *	2,649	291,072
Symantec Corp. *	18,819	256,503
Total System Services, Inc.	4,500	63,900
VeriSign, Inc. *	4,352	126,774
Visa, Inc., Class A	11,553	796,926
VMware, Inc., Class A *	1,441	113,219
Western Union Co.	15,898	249,281
Yahoo!, Inc. *	30,218	395,251

		16,329,609

Technology Hardware & Equipment 14.7%
Agilent Technologies, Inc. *	8,074	217,756
Amphenol Corp., Class A	3,995	162,676
Apple, Inc. *	20,958	5,100,548
Arrow Electronics, Inc. *	2,730	62,462

52 See financial notes

 Schwab U.S. Large-Cap Growth ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Brocade Communications Systems, Inc. *	10,183	51,119
Cisco Systems, Inc. *	133,331	2,673,287
Corning, Inc.	36,320	569,498
Dell, Inc. *	39,835	468,858
Dolby Laboratories, Inc., Class A *	1,261	69,885
EMC Corp. *	47,255	861,931
F5 Networks, Inc. *	1,823	159,385
FLIR Systems, Inc. *	3,726	93,597
Harris Corp.	2,990	125,789
Hewlett-Packard Co.	54,208	2,085,924
Ingram Micro, Inc., Class A *	3,974	59,848
Itron, Inc. *	910	49,140
Jabil Circuit, Inc.	4,591	47,058
Juniper Networks, Inc. *	12,094	328,957
Motorola, Inc. *	50,376	379,331
NCR Corp. *	3,640	46,774
NetApp, Inc. *	7,884	318,829
QUALCOMM, Inc.	37,940	1,453,481
SanDisk Corp. *	5,279	175,474
Seagate Technology plc *	11,135	112,798
Tellabs, Inc.	8,049	57,148
Teradata Corp. *	3,811	124,772
Trimble Navigation Ltd. *	2,730	76,795
Western Digital Corp. *	5,254	126,884

		16,060,004

Telecommunication Services 0.9%
American Tower Corp., Class A *	9,251	433,502
Clearwire Corp., Class A *	2,576	16,512
Crown Castle International Corp. *	5,824	239,483
MetroPCS Communications, Inc. *	5,683	50,806
NII Holdings, Inc. *	3,818	138,403
SBA Communications Corp., Class A *	2,639	94,476

		973,182

Transportation 2.6%
AMR Corp. *	7,594	46,399
C.H. Robinson Worldwide, Inc.	3,870	251,511
CSX Corp.	9,017	449,858
Delta Air Lines, Inc. *	18,000	188,280
Expeditors International of Washington, Inc.	5,044	199,692
FedEx Corp.	6,693	522,389
Hertz Global Holdings, Inc. *	4,186	35,623
J.B. Hunt Transport Services, Inc.	2,184	71,504
Kansas City Southern *	2,312	77,614
UAL Corp. *	4,068	86,201
Union Pacific Corp.	11,658	850,335

		2,779,406

Utilities 0.7%
Calpine Corp. *	7,958	101,226
EQT Corp.	3,374	109,992
ITC Holdings Corp.	1,119	64,857
NRG Energy, Inc. *	5,865	119,177
ONEOK, Inc.	2,284	98,007
Questar Corp.	4,000	65,120
The AES Corp. *	18,222	186,593

		744,972

Total Common Stock
(Cost $116,342,477)		108,618,577

Other Investment Company 0.2% of net assets

Money Fund 0.2%
State Street Institutional Liquid Reserves Fund - Institutional Class	213,684	213,684

Total Other Investment Company
(Cost $213,684)		213,684

End of Investments

At 8/31/10, the tax basis cost of the fund’s investments was $116,602,826 and the unrealized appreciation and depreciation were $3,187,415 and ($10,957,980), respectively, with a net unrealized depreciation of ($7,770,565).

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 53

 Schwab U.S. Large-Cap Growth ETF

Statement of
Assets and Liabilities
As of August 31, 2010

Assets

Investments, at value (cost $116,556,161)		$108,832,261
Receivables:
Dividends		114,539
Interest	+	42

Total assets		108,946,842

Liabilities

Payables:
Investment adviser and administrator fees		1,138

Total liabilities		1,138

Net Assets

Total assets		108,946,842
Total liabilities	−	1,138

Net assets		$108,945,704

Net Assets by Source
Capital received from investors		116,647,275
Net investment income not yet distributed		159,353
Net realized capital losses		(137,024)
Net unrealized capital losses		(7,723,900)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$108,945,704		4,500,001		$24.21

54 See financial notes

 Schwab U.S. Large-Cap Growth ETF

Statement of
Operations
For December 9, 2009* through August 31, 2010

Investment Income

Dividends (including $2,949 from affiliated issuer)		$531,641
Interest	+	190

Total investment income		531,831

Expenses

Investment adviser and administrator fees		74,978

Total expenses	−	74,978

Net investment income		456,853

Realized and Unrealized Gains (Losses)

Net realized losses on investments (including $267 gain from affiliated issuer)		(137,143)
Net realized gains on in-kind redemptions	+	556,113

Net realized gains		418,970
Net unrealized losses on investments	+	(7,723,900)

Net realized and unrealized losses		(7,304,930)

Net decrease in net assets resulting from operations		($6,848,077)

*	Commencement of operations.

See financial notes 55

 Schwab U.S. Large-Cap Growth ETF

Statements of
Changes in Net Assets
For the current period only. Because the fund commenced operations on December 9, 2009, it has no prior report period.

Operations

12/9/09*-8/31/10
Net investment income		$456,853
Net realized gains		418,970
Net unrealized losses	+	(7,723,900)

Net decrease in net assets resulting from operations		(6,848,077)

Distributions to Shareholders

Distributions from net investment income		$297,500

Transactions in Fund Shares

		12/9/09*-8/31/10
		SHARES	VALUE
Shares Sold		4,800,001	$123,912,430
Shares Redeemed	+	(300,000)	(7,821,149)

Net transactions in fund shares		4,500,001	$116,091,281

Shares Outstanding and Net Assets

		12/9/09*-8/31/10
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	4,500,001	108,945,704

End of period		4,500,001	$108,945,704

Net investment income not yet distributed			$159,353

*	Commencement of operations.

56 See financial notes

Schwab U.S. Large-Cap Value ETF™

Financial Statements

Financial Highlights

	12/9/09[1]–
	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.47
Net realized and unrealized gains (losses)	(0.78)

Total from investment operations	(0.31)
Less distributions:
Distributions from net investment income	(0.33)

Net asset value at end of period	24.36

Total return (%)	(1.29)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.14	[3,4]
Gross operating expenses	0.14	[3]
Net investment income (loss)	2.98	[3]
Portfolio turnover rate[5]	5	[2]
Net assets, end of period ($ x 1,000)	84,052

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Effective June 14, 2010, the annual operating expense was reduced. The ratio presented for period ended August 31, 2010 is a blended rate. Please see financial note 4 for more information.
5 Portfolio turnover rate excludes securities received or delivered from processing of in kind creations or redemptions.

See financial notes 57

 Schwab U.S. Large-Cap Value ETF

Portfolio Holdings as of August 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on Schwab’s website at www.schwab.com/schwabetfs.

		Cost	Value
Holdings by Category		($)	($)

99.4%	Common Stock	87,792,769	83,552,337
0.2%	Other Investment Company	131,990	131,990

99.6%	Total Investments	87,924,759	83,684,327
0.4%	Other Assets and Liabilities, Net		368,040

100.0%	Net Assets		84,052,367

	Number	Value
Security	of Shares	($)

Common Stock 99.4% of net assets

Automobiles & Components 1.2%
BorgWarner, Inc. *	1,834	80,054
Ford Motor Co. *	52,052	587,667
Harley-Davidson, Inc.	3,541	86,117
Johnson Controls, Inc.	10,225	271,270

		1,025,108

Banks 5.0%
BB&T Corp.	10,565	233,698
BOK Financial Corp.	420	18,665
Capitol Federal Financial	233	5,979
City National Corp.	718	34,780
Comerica, Inc.	2,720	93,595
Commerce Bancshares, Inc.	1,122	40,089
Cullen/Frost Bankers, Inc.	735	37,669
Fifth Third Bancorp	12,146	134,213
First Horizon National Corp. *	3,421	34,484
Huntington Bancshares, Inc.	10,915	57,740
KeyCorp	13,406	98,802
M&T Bank Corp.	1,284	109,962
Marshall & Ilsley Corp.	8,004	52,426
New York Community Bancorp, Inc.	6,717	106,733
People’s United Financial, Inc.	5,727	72,848
PNC Financial Services Group, Inc.	8,029	409,158
Regions Financial Corp.	18,149	116,698
SunTrust Banks, Inc.	7,613	171,216
TFS Financial Corp.	1,400	12,866
U.S. Bancorp	28,844	599,955
Wells Fargo & Co.	74,976	1,765,685

		4,207,261

Capital Goods 8.3%
3M Co.	9,954	781,887
Alliant Techsystems, Inc. *	492	32,423
Eaton Corp.	2,504	173,978
General Dynamics Corp.	4,914	274,545
General Electric Co.	163,211	2,363,295
Harsco Corp.	1,190	23,729
Honeywell International, Inc.	10,653	416,426
Hubbell, Inc., Class B	840	37,783
L-3 Communications Holdings, Inc.	1,803	120,080
Lockheed Martin Corp.	4,527	314,717
Masco Corp.	5,474	57,422
Northrop Grumman Corp.	4,187	226,600
Owens Corning, Inc. *	1,680	45,696
Parker Hannifin Corp.	2,428	143,640
Pentair, Inc.	1,472	44,307
Raytheon Co.	5,867	257,679
Rockwell Automation, Inc.	2,147	109,798
SPX Corp.	727	40,756
The Boeing Co.	10,295	629,333
United Technologies Corp.	13,064	851,903

		6,945,997

Commercial & Professional Services 0.5%
Avery Dennison Corp.	1,563	50,829
Cintas Corp.	2,001	51,005
Pitney Bowes, Inc.	3,123	60,087
R.R. Donnelley & Sons Co.	3,121	47,268
Waste Management, Inc.	6,870	227,328

		436,517

Consumer Durables & Apparel 1.1%
D.R. Horton, Inc.	4,212	43,215
Fortune Brands, Inc.	2,360	105,704
Hasbro, Inc.	2,014	81,285
Leggett & Platt, Inc.	2,178	41,752
Lennar Corp., Class A	2,421	31,885
Mattel, Inc.	5,474	114,899
Mohawk Industries, Inc. *	840	37,220
Newell Rubbermaid, Inc.	4,222	63,415
NVR, Inc. *	85	51,354
Stanley Black & Decker, Inc.	2,439	130,828
Toll Brothers, Inc. *	2,071	35,787
VF Corp.	1,332	94,066
Whirlpool Corp.	1,145	84,913

		916,323

Consumer Services 1.8%
Carnival Corp.	6,353	198,086
H&R Block, Inc.	4,876	62,657
McDonald’s Corp.	16,364	1,195,554
Penn National Gaming, Inc. *	980	27,616
Royal Caribbean Cruises Ltd. *	2,073	50,913

		1,534,826

Diversified Financials 10.2%
American Express Co.	16,246	647,728
Ameriprise Financial, Inc.	3,891	169,570
Bank of America Corp.	152,007	1,892,487
Bank of New York Mellon Corp.	18,454	447,878
Capital One Financial Corp.	6,973	263,998

58 See financial notes

 Schwab U.S. Large-Cap Value ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
CBOE Holdings, Inc. *	414	8,657
Citigroup, Inc. *	320,240	1,191,293
E*TRADE Financial Corp. *	3,108	38,570
Federated Investors, Inc., Class B	1,542	32,151
Invesco Ltd.	6,764	122,428
JPMorgan Chase & Co.	60,807	2,210,942
Legg Mason, Inc.	2,423	61,375
Morgan Stanley	19,485	481,085
NYSE Euronext	3,727	103,387
Raymond James Financial, Inc.	1,470	33,928
The Goldman Sachs Group, Inc.	6,513	891,890

		8,597,367

Energy 11.8%
Apache Corp.	5,147	462,458
Chevron Corp.	30,713	2,277,676
ConocoPhillips	21,021	1,102,131
Devon Energy Corp.	6,366	383,742
Exxon Mobil Corp.	77,931	4,610,398
Forest Oil Corp. *	1,697	44,326
Marathon Oil Corp.	10,845	330,664
Pioneer Natural Resources Co.	1,750	101,185
Southern Union Co.	1,761	39,622
Spectra Energy Corp.	9,938	202,139
Sunoco, Inc.	1,867	62,881
The Williams Cos., Inc.	8,784	159,254
Tidewater, Inc.	770	30,862
Valero Energy Corp.	8,634	136,158

		9,943,496

Food & Staples Retailing 0.5%
Safeway, Inc.	5,911	111,127
SUPERVALU, Inc.	3,191	31,016
Sysco Corp.	8,984	246,970

		389,113

Food, Beverage & Tobacco 9.0%
Altria Group, Inc.	31,396	700,759
Archer-Daniels-Midland Co.	8,984	276,528
Brown-Forman Corp., Class B	1,671	102,416
Bunge Ltd.	2,183	115,699
Campbell Soup Co.	3,151	117,406
Coca-Cola Enterprises, Inc.	4,988	141,958
ConAgra Foods, Inc.	6,843	147,740
Constellation Brands, Inc., Class A *	2,981	49,663
Dr. Pepper Snapple Group, Inc.	3,746	137,928
General Mills, Inc.	9,566	345,907
H.J. Heinz Co.	4,774	220,750
Hormel Foods Corp.	1,134	48,932
Kellogg Co.	3,936	195,540
Kraft Foods, Inc., Class A	24,787	742,371
Lorillard, Inc.	2,349	178,547
McCormick & Co., Inc.	1,837	73,241
Molson Coors Brewing Co., Class B	2,596	113,082
Philip Morris International, Inc.	28,315	1,456,524
Reynolds American, Inc.	2,563	139,786
Sara Lee Corp.	9,547	137,859
Smithfield Foods, Inc. *	2,353	37,954
The Coca-Cola Co.	32,575	1,821,594
The Hershey Co.	2,423	112,597
The J.M. Smucker Co.	1,821	106,492
Tyson Foods, Inc., Class A	4,422	72,432

		7,593,705

Health Care Equipment & Services 0.7%
Beckman Coulter, Inc.	1,050	47,922
Cardinal Health, Inc.	5,523	165,469
CIGNA Corp.	4,236	136,484
Humana, Inc. *	2,635	125,927
Omnicare, Inc.	1,892	36,326
Teleflex, Inc.	586	28,163
Universal Health Services, Inc., Class B	1,321	41,480

		581,771

Household & Personal Products 3.8%
Alberto-Culver Co.	1,330	41,296
Kimberly-Clark Corp.	6,355	409,262
The Clorox Co.	2,082	134,955
The Procter & Gamble Co.	44,034	2,627,509

		3,213,022

Insurance 5.3%
Aflac, Inc.	7,123	336,562
Alleghany Corp. *	99	29,467
Allied World Assurance Co. Holdings Ltd.	647	32,589
American Financial Group, Inc.	1,190	34,236
American International Group, Inc. *	1,839	62,397
American National Insurance Co.	215	16,460
Aon Corp.	3,595	130,283
Arch Capital Group Ltd. *	803	64,079
Assurant, Inc.	1,660	60,690
Assured Guaranty Ltd.	2,569	39,691
Axis Capital Holdings Ltd.	1,935	59,753
Cincinnati Financial Corp.	2,218	59,176
CNA Financial Corp. *	420	10,928
Everest Re Group Ltd.	914	72,334
Fidelity National Financial, Inc., Class A	3,471	50,364
First American Financial Corp.	1,871	27,747
Genworth Financial, Inc., Class A *	7,454	80,727
Hanover Insurance Group, Inc.	664	28,804
HCC Insurance Holdings, Inc.	1,822	45,969
Lincoln National Corp.	4,634	108,250
Loews Corp.	5,189	182,341
Markel Corp. *	150	49,158
Marsh & McLennan Cos., Inc.	8,249	195,666
MetLife, Inc.	8,844	332,534
Old Republic International Corp.	3,677	46,992
PartnerRe Ltd.	1,188	88,447
Principal Financial Group, Inc.	4,562	105,154
Prudential Financial, Inc.	7,063	357,176
Reinsurance Group of America, Inc.	1,120	48,989
RenaissanceRe Holdings Ltd.	846	48,044
The Allstate Corp.	7,691	212,272
The Chubb Corp.	5,004	275,821
The Hartford Financial Services Group, Inc.	6,780	136,685
The Progressive Corp.	9,684	191,743

See financial notes 59

 Schwab U.S. Large-Cap Value ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Travelers Cos., Inc.	7,554	369,995
Torchmark Corp.	1,260	62,181
Transatlantic Holdings, Inc.	980	46,717
Unum Group	5,052	101,293
Validus Holdings Ltd.	1,253	31,914
W.R. Berkley Corp.	2,008	52,911
White Mountains Insurance Group Ltd.	101	30,662
XL Group plc	5,192	92,989

		4,410,190

Materials 2.6%
Air Products & Chemicals, Inc.	3,002	222,238
Ashland, Inc.	943	43,812
Bemis Co., Inc.	1,610	46,481
E.I. du Pont de Nemours & Co.	13,738	560,098
Eastman Chemical Co.	1,050	64,627
Huntsman Corp.	2,931	26,701
International Flavors & Fragrances, Inc.	1,190	54,371
International Paper Co.	6,217	127,200
MeadWestvaco Corp.	2,593	56,424
Owens-Illinois, Inc. *	2,434	60,996
PPG Industries, Inc.	2,515	165,562
Sealed Air Corp.	2,421	49,655
Smurfit-Stone Container Corp. *	759	13,032
Sonoco Products Co.	1,472	46,294
The Dow Chemical Co.	17,478	425,939
The Scotts Miracle-Gro Co., Class A	700	33,061
The Valspar Corp.	1,400	42,168
Walter Energy, Inc.	790	56,912
Weyerhaeuser Co.	3,191	50,099

		2,145,670

Media 3.1%
CBS Corp., Class B	9,705	134,123
Gannett Co., Inc.	3,611	43,657
News Corp., Class A	35,468	445,833
Omnicom Group, Inc.	4,663	163,251
The McGraw-Hill Cos., Inc.	4,772	131,946
The Walt Disney Co.	27,273	888,827
The Washington Post Co., Class B	81	29,179
Time Warner Cable, Inc.	5,393	278,333
Time Warner, Inc.	17,485	524,200

		2,639,349

Pharmaceuticals, Biotechnology & Life Sciences 10.2%
Abbott Laboratories	23,330	1,151,102
Bristol-Myers Squibb Co.	25,924	676,098
Dendreon Corp. *	2,089	74,870
Eli Lilly & Co.	14,987	502,964
Forest Laboratories, Inc. *	4,632	126,407
Johnson & Johnson	42,301	2,412,003
Merck & Co., Inc.	47,709	1,677,448
Pfizer, Inc.	123,202	1,962,608

		8,583,500

Real Estate 2.6%
AMB Property Corp.	2,599	61,830
Annaly Capital Management, Inc.	9,453	164,293
AvalonBay Communities, Inc.	1,271	133,735
Boston Properties, Inc.	2,087	169,882
Brookfield Properties Corp.	3,891	56,264
Equity Residential	4,310	197,527
Federal Realty Investment Trust	912	72,313
HCP, Inc.	4,492	158,208
Health Care REIT, Inc.	1,899	87,240
Host Hotels & Resorts, Inc.	10,043	131,865
Kimco Realty Corp.	6,145	91,622
Liberty Property Trust	1,682	51,082
Nationwide Health Properties, Inc.	1,801	69,284
Piedmont Office Realty Trust, Inc., Class A	840	15,422
Plum Creek Timber Co., Inc.	2,491	85,865
ProLogis	7,203	78,153
Rayonier, Inc.	1,190	56,287
Realty Income Corp.	1,661	54,132
Regency Centers Corp.	1,247	45,466
SL Green Realty Corp.	1,176	70,889
The Macerich Co.	2,014	83,420
The St. Joe Co. *	1,400	33,712
Vornado Realty Trust	2,855	231,426

		2,199,917

Retailing 1.6%
AutoNation, Inc. *	1,120	25,290
Genuine Parts Co.	2,423	101,596
J.C. Penney Co., Inc.	3,123	62,460
Liberty Media Corp. - Interactive, Series A *	9,054	95,520
Limited Brands, Inc.	4,212	99,403
Macy’s, Inc.	6,423	124,863
The Gap, Inc.	5,815	98,215
The Home Depot, Inc.	25,671	713,911

		1,321,258

Semiconductors & Semiconductor Equipment 2.8%
Analog Devices, Inc.	4,562	127,189
Intel Corp.	85,121	1,508,344
KLA-Tencor Corp.	2,631	73,694
Maxim Integrated Products, Inc.	4,632	73,510
Microchip Technology, Inc.	2,773	76,784
National Semiconductor Corp.	3,611	45,535
Texas Instruments, Inc.	18,663	429,809

		2,334,865

Software & Services 0.3%
AOL, Inc. *	1,656	36,796
Broadridge Financial Solutions, Inc.	1,890	40,352
Computer Sciences Corp.	2,353	93,673
CoreLogic, Inc.	1,486	25,663
Synopsys, Inc. *	1,981	45,345

		241,829

Technology Hardware & Equipment 3.2%
Avnet, Inc. *	2,281	52,235
International Business Machines Corp.	19,640	2,420,237
Molex, Inc.	2,003	35,353

60 See financial notes

 Schwab U.S. Large-Cap Value ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Xerox Corp.	21,087	177,974

		2,685,799

Telecommunication Services 5.3%
AT&T, Inc.	90,896	2,456,919
CenturyLink, Inc.	4,588	165,902
Frontier Communications Corp.	15,132	116,970
Level 3 Communications, Inc. *	24,642	25,381
Qwest Communications International, Inc.	21,270	120,176
Sprint Nextel Corp. *	45,966	187,541
Telephone & Data Systems, Inc.	1,523	44,000
United States Cellular Corp. *	210	8,803
Verizon Communications, Inc.	43,412	1,281,088
Windstream Corp.	7,386	85,198

		4,491,978

Transportation 1.4%
Norfolk Southern Corp.	5,606	300,930
Ryder System, Inc.	849	32,576
Southwest Airlines Co.	11,335	125,252
United Parcel Service, Inc., Class B	10,849	692,166

		1,150,924

Utilities 7.1%
AGL Resources, Inc.	1,211	44,444
Allegheny Energy, Inc.	2,561	57,751
Alliant Energy Corp.	1,680	58,834
Ameren Corp.	3,613	101,417
American Electric Power Co., Inc.	7,263	257,183
American Water Works Co., Inc.	2,654	59,927
Aqua America, Inc.	2,071	41,171
Atmos Energy Corp.	1,400	39,620
CenterPoint Energy, Inc.	5,589	82,661
CMS Energy Corp.	3,471	60,743
Consolidated Edison, Inc.	4,292	203,999
Constellation Energy Group, Inc.	2,771	81,273
Dominion Resources, Inc.	9,132	390,484
DPL, Inc.	1,820	46,082
DTE Energy Co.	2,568	120,311
Duke Energy Corp.	19,899	342,064
Edison International	4,562	153,967
Energen Corp.	1,126	48,058
Entergy Corp.	2,869	226,192
Exelon Corp.	10,075	410,254
FirstEnergy Corp.	4,634	169,280
Integrys Energy Group, Inc.	1,199	58,092
MDU Resources Group, Inc.	2,641	49,677
Mirant Corp. *	2,211	21,447
National Fuel Gas Co.	1,052	45,215
NextEra Energy, Inc.	6,306	338,821
NiSource, Inc.	4,212	73,036
Northeast Utilities	2,631	76,220
NSTAR	1,612	61,304
NV Energy, Inc.	3,541	45,325
OGE Energy Corp.	1,470	57,404
Pepco Holdings, Inc.	3,331	59,791
PG&E Corp.	5,662	264,755
Pinnacle West Capital Corp.	1,540	61,369
PPL Corp.	7,590	206,144
Progress Energy, Inc.	4,367	187,388
Public Service Enterprise Group, Inc.	7,753	247,786
SCANA Corp.	1,680	65,570
Sempra Energy	3,360	171,091
Southern Co.	12,793	469,375
TECO Energy, Inc.	3,053	51,535
UGI Corp.	1,612	44,491
Vectren Corp.	1,192	29,252
Westar Energy, Inc.	1,390	33,318
Wisconsin Energy Corp.	1,662	92,640
Xcel Energy, Inc.	6,983	155,791

		5,962,552

Total Common Stock
(Cost $87,792,769)		83,552,337

Other Investment Company 0.2% of net assets

Money Fund 0.2%
State Street Institutional Liquid Reserves Fund - Institutional Class	131,990	131,990

Total Other Investment Company
(Cost $131,990)		131,990

End of Investments

At 8/31/10, the tax basis cost of the fund’s investments was $87,951,930 and the unrealized appreciation and depreciation were $1,288,225 and ($5,555,828), respectively, with a net unrealized depreciation ($4,267,603).

*	Non-income producing security.

See financial notes 61

 Schwab U.S. Large-Cap Value ETF

Statement of
Assets and Liabilities
As of August 31, 2010

Assets

Investments, at value (cost $87,924,759)		$83,684,327
Receivables:
Dividends		368,899
Interest	+	26

Total assets		84,053,252

Liabilities

Payables:
Investment adviser and administrator fees		885

Total liabilities		885

Net Assets

Total assets		84,053,252
Total liabilities	−	885

Net assets		$84,052,367

Net Assets by Source
Capital received from investors		87,957,626
Net investment income not yet distributed		476,283
Net realized capital losses		(141,110)
Net unrealized capital losses		(4,240,432)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$84,052,367		3,450,001		$24.36

62 See financial notes

 Schwab U.S. Large-Cap Value ETF

Statement of
Operations
For December 9, 2009* through August 31, 2010

Investment Income

Dividends (net of foreign withholding tax of $174)		$1,098,133
Interest	+	144

Total investment income		1,098,277

Expenses

Investment adviser and administrator fees		49,510

Total expenses	−	49,510

Net investment income		1,048,767

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(141,132)
Net realized gains on in-kind redemptions		99,752
Net realized gains on foreign currency transactions	+	16

Net realized losses		(41,364)
Net unrealized losses on investments	+	(4,240,432)

Net realized and unrealized losses		(4,281,796)

Net decrease in net assets resulting from operations		($3,233,029)

*	Commencement of operations.

See financial notes 63

 Schwab U.S. Large-Cap Value ETF

Statements of
Changes in Net Assets
For the current period only. Because the fund commenced operations on December 9, 2009, it has no prior report period.

Operations

12/9/09*-8/31/10
Net investment income		$1,048,767
Net realized losses		(41,364)
Net unrealized losses	+	(4,240,432)

Net decrease in net assets resulting from operations		(3,233,029)

Distributions to Shareholders

Distributions from net investment income		$572,500

Transactions in Fund Shares

		12/9/09*-8/31/10
		SHARES	VALUE
Shares Sold		3,500,001	$89,183,566
Shares Redeemed	+	(50,000)	(1,325,670)

Net transactions in fund shares		3,450,001	$87,857,896

Shares Outstanding and Net Assets

		12/9/09*-8/31/10
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	3,450,001	84,052,367

End of period		3,450,001	$84,052,367

Net investment income not yet distributed			$476,283

*	Commencement of operations.

64 See financial notes

Schwab U.S. Small-Cap ETF™

Financial Statements

Financial Highlights

	10/30/09[1]–
	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.23
Net realized and unrealized gains (losses)	1.45[2]

Total from investment operations	1.68
Less distributions:
Distributions from net investment income	(0.20)

Net asset value at end of period	26.48

Total return (%)	6.67	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.14	[4,5]
Gross operating expenses	0.14	[4]
Net investment income (loss)	1.05	[4]
Portfolio turnover rate[6]	8	[3]
Net assets, end of period ($ x 1,000)	193,310

1 Commencement of operations.
2 The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3 Not annualized.
4 Annualized.
5 Effective June 14, 2010, the annual operating expense was reduced. The ratio presented for period ended August 31, 2010 is a blended rate. Please see financial note 4 for more information.
6 Portfolio turnover rate excludes securities received or delivered from processing of in kind creations or redemptions.

See financial notes 65

 Schwab U.S. Small-Cap ETF

Portfolio Holdings as of August 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on Schwab’s website at www.schwab.com/schwabetfs.

		Cost	Value
Holdings by Category		($)	($)

99.8%	Common Stock	214,865,970	192,859,962
0.1%	Other Investment Company	191,661	191,661

99.9%	Total Investments	215,057,631	193,051,623
0.1%	Other Assets and Liabilities, Net		257,985

100.0%	Net Assets		193,309,608

	Number	Value
Security	of Shares	($)

Common Stock 99.8% of net assets

Automobiles & Components 1.4%
American Axle & Manufacturing Holdings, Inc. *	9,571	80,109
ArvinMeritor, Inc. *	13,166	172,080
Cooper Tire & Rubber Co.	9,531	154,307
Dana Holding Corp. *	21,942	225,125
Dorman Products, Inc. *	1,976	46,337
Drew Industries, Inc. *	2,813	53,813
Exide Technologies *	8,105	33,960
Federal-Mogul Corp. *	3,800	58,121
Fuel Systems Solutions, Inc. *	2,191	71,054
Gentex Corp.	21,468	377,193
Modine Manufacturing Co. *	7,242	71,986
Superior Industries International, Inc.	3,798	55,375
Tenneco, Inc. *	9,170	226,682
Tesla Motors, Inc. *	2,077	40,792
Thor Industries, Inc.	5,466	127,576
TRW Automotive Holdings Corp. *	12,904	448,543
WABCO Holdings, Inc. *	10,009	352,917
Winnebago Industries, Inc. *	4,536	38,919

		2,634,889

Banks 6.9%
1st Source Corp.	2,220	36,008
Arrow Financial Corp.	1,683	38,372
Associated Banc-Corp	26,938	324,872
Astoria Financial Corp.	13,914	167,803
BancFirst Corp.	1,100	40,920
BancorpSouth, Inc.	12,211	155,690
Bank Mutual Corp.	7,378	37,554
Bank of Hawaii Corp.	7,372	329,234
Bank of the Ozarks, Inc.	2,127	78,146
BankFinancial Corp.	3,109	27,981
Beneficial Mutual Bancorp, Inc. *	5,760	48,038
Berkshire Hills Bancorp, Inc.	2,220	39,261
Boston Private Financial Holdings, Inc.	10,680	66,964
Brookline Bancorp, Inc.	9,253	86,608
Camden National Corp.	1,072	32,685
Capital City Bank Group, Inc.	1,989	21,760
CapitalSource, Inc.	46,188	233,249
Cardinal Financial Corp.	4,457	40,915
Cathay General Bancorp	12,056	115,617
Centerstate Banks, Inc.	3,697	31,868
Chemical Financial Corp.	3,962	76,546
Citizens Republic Bancorp, Inc. *	61,672	48,104
City Holding Co.	2,526	72,117
Clifton Savings Bancorp, Inc.	1,683	13,817
CoBiz Financial, Inc.	5,787	30,845
Columbia Banking System, Inc.	4,410	78,542
Community Bank System, Inc.	5,148	116,242
Community Trust Bancorp, Inc.	2,192	57,737
CVB Financial Corp.	14,833	101,309
Danvers Bancorp, Inc.	2,985	44,984
Dime Community Bancshares	4,870	60,826
Doral Financial Corp. *	11,452	15,460
East West Bancorp, Inc.	22,971	335,836
ESSA Bancorp, Inc.	1,989	22,237
F.N.B. Corp.	18,019	140,008
First Bancorp	2,650	32,171
First BanCorp Puerto Rico *	52,603	19,153
First Busey Corp.	9,094	38,922
First Citizens BancShares, Inc., Class A	893	149,997
First Commonwealth Financial Corp.	12,412	61,439
First Community Bancshares, Inc.	2,526	32,611
First Financial Bancorp	8,968	143,040
First Financial Bankshares, Inc.	3,222	143,927
First Financial Corp.	1,761	50,611
First Financial Holdings, Inc.	2,650	23,956
First Financial Northwest, Inc.	7,098	29,386
First Interstate BancSystem, Inc.	1,329	15,177
First Merchants Corp.	3,969	30,680
First Midwest Bancorp, Inc.	11,281	123,865
First Niagara Financial Group, Inc.	32,592	367,964
FirstMerit Corp.	16,791	290,484
Flagstar Bancorp, Inc. *	6,213	14,166
Flushing Financial Corp.	4,565	49,439
Fulton Financial Corp.	30,551	252,962
Glacier Bancorp, Inc.	11,045	152,863
Great Southern Bancorp, Inc.	1,404	28,192
Hancock Holding Co.	4,856	132,180
Heartland Financial USA, Inc.	2,220	31,191
Home Bancshares, Inc.	3,953	85,148
Hudson Valley Holding Corp.	1,898	30,861
IBERIABANK Corp.	4,191	204,311
Independent Bank Corp.	3,291	69,012
International Bancshares Corp.	8,192	127,795
Investors Bancorp, Inc. *	7,368	78,248
Kearny Financial Corp.	3,291	28,632
Lakeland Financial Corp.	2,221	41,177
MB Financial, Inc.	8,255	123,660
Meridian Interstate Bancorp, Inc. *	1,683	17,857
MGIC Investment Corp. *	31,057	224,232
Nara Bancorp, Inc. *	5,300	31,641
National Penn Bancshares, Inc.	19,909	115,671
NBT Bancorp, Inc.	5,330	108,839

66 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
NewAlliance Bancshares, Inc.	15,799	193,380
Northfield Bancorp, Inc.	3,262	35,556
Northwest Bancshares, Inc.	7,039	75,669
Ocwen Financial Corp. *	11,727	106,598
Old National Bancorp	13,789	127,135
Oriental Financial Group, Inc.	4,996	66,197
Oritani Financial Corp.	2,641	24,852
Orrstown Financial Services, Inc.	1,088	22,163
PacWest Bancorp	5,001	85,317
Park National Corp.	1,835	110,192
Pinnacle Financial Partners, Inc. *	5,148	44,067
Popular, Inc. *	99,227	254,021
PrivateBancorp, Inc.	11,296	118,156
Prosperity Bancshares, Inc.	7,179	204,243
Provident Financial Services, Inc.	8,919	102,301
Provident New York Bancorp	5,857	47,266
Radian Group, Inc.	20,472	129,588
Renasant Corp.	3,291	44,132
Republic Bancorp, Inc., Class A	1,608	31,227
Rockville Financial, Inc.	1,253	14,560
Roma Financial Corp.	2,952	30,228
S&T Bancorp, Inc.	4,259	72,275
S.Y. Bancorp, Inc.	1,837	43,555
Sandy Spring Bancorp, Inc.	3,712	54,307
SCBT Financial Corp.	1,912	54,970
Signature Bank *	6,372	232,833
Simmons First National Corp., Class A	2,373	60,227
Southside Bancshares, Inc.	2,500	45,350
StellarOne Corp.	3,569	36,921
Sterling Bancorp	4,050	35,235
Sterling Bancshares, Inc.	16,383	81,260
Suffolk Bancorp	1,530	36,031
Susquehanna Bancshares, Inc.	20,194	159,735
SVB Financial Group *	6,435	239,189
Synovus Financial Corp.	67,017	138,055
TCF Financial Corp.	20,809	297,153
Texas Capital Bancshares, Inc. *	5,636	86,231
The PMI Group, Inc. *	23,547	72,525
Tompkins Financial Corp.	1,292	47,468
TowneBank	4,339	62,048
TriCo Bancshares	2,344	32,511
TrustCo Bank Corp.	11,922	63,425
Trustmark Corp.	8,794	167,702
UMB Financial Corp.	5,076	161,823
Umpqua Holdings Corp.	17,819	185,318
Union First Market Bankshares Corp.	2,900	33,640
United Bankshares, Inc.	6,756	155,456
United Community Banks, Inc. *	14,903	36,959
United Financial Bancorp, Inc.	2,373	31,941
Univest Corp. of Pennsylvania	2,653	42,448
Valley National Bancorp	25,220	328,617
ViewPoint Financial Group	2,366	21,294
Washington Federal, Inc.	17,391	248,170
Washington Trust Bancorp, Inc.	2,192	39,653
Webster Financial Corp.	10,274	165,309
WesBanco, Inc.	3,952	60,268
Westamerica Bancorp	4,565	231,354
Western Alliance Bancorp *	10,602	64,884
Westfield Financial, Inc.	4,391	33,284
Whitney Holding Corp.	15,134	112,446
Wilmington Trust Corp.	14,268	125,558
Wilshire Bancorp, Inc.	3,545	21,979
Wintrust Financial Corp.	4,709	135,431
WSFS Financial Corp.	1,100	39,567
Zions Bancorp	24,922	459,312

		13,390,180

Capital Goods 9.7%
3D Systems Corp. *	2,937	36,977
A.O. Smith Corp.	3,875	198,981
A123 Systems, Inc. *	11,503	75,345
AAON, Inc.	2,220	49,262
AAR CORP. *	6,066	93,174
Aceto Corp.	4,027	22,712
Actuant Corp., Class A	10,680	211,678
Acuity Brands, Inc.	6,742	261,185
Advanced Battery Technologies, Inc. *	8,914	31,021
Aerovironment, Inc. *	2,111	47,751
Aircastle Ltd.	7,033	54,928
Albany International Corp., Class A	4,028	71,497
Altra Holdings, Inc. *	4,258	54,800
American Railcar Industries, Inc. *	1,134	13,098
American Science & Engineering, Inc.	1,417	100,565
American Superconductor Corp. *	6,551	176,156
American Woodmark Corp.	1,530	23,378
Ameron International Corp.	1,281	72,197
Ampco-Pittsburgh Corp.	1,253	26,914
Apogee Enterprises, Inc.	4,383	39,622
Applied Industrial Technologies, Inc.	6,144	164,659
Applied Signal Technology, Inc.	2,067	40,596
Armstrong World Industries, Inc. *	2,823	110,944
Astec Industries, Inc. *	2,861	73,528
AZZ, Inc.	1,969	78,642
Badger Meter, Inc.	2,348	87,580
Baldor Electric Co.	6,633	232,686
Barnes Group, Inc.	6,909	105,086
BE Aerospace, Inc. *	14,786	398,483
Beacon Roofing Supply, Inc. *	7,186	100,101
Belden, Inc.	7,340	160,746
Blount International, Inc. *	6,144	71,209
Brady Corp., Class A	7,369	189,825
Briggs & Stratton Corp.	7,828	142,078
Broadwind Energy, Inc. *	8,346	13,938
Builders FirstSource, Inc. *	7,375	14,824
Capstone Turbine Corp. *	36,710	23,494
Carlisle Cos., Inc.	9,513	266,840
Cascade Corp.	1,360	42,459
Ceradyne, Inc. *	4,102	89,588
Chart Industries, Inc. *	4,536	72,213
CIRCOR International, Inc.	2,679	74,610
CLARCOR, Inc.	7,940	267,102
Colfax Corp. *	4,293	53,620
Columbus McKinnon Corp. *	2,985	38,208
Comfort Systems USA, Inc.	6,144	64,082
Crane Co.	7,980	270,522
Cubic Corp.	2,498	95,399
Curtiss-Wright Corp.	7,063	187,805
DigitalGlobe, Inc. *	4,261	130,685
Douglas Dynamics, Inc. *	1,632	18,540
Ducommun, Inc.	1,608	30,874
Dycom Industries, Inc. *	5,674	45,619
Dynamic Materials Corp.	1,989	27,210
EMCOR Group, Inc. *	10,079	229,196

See financial notes 67

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Encore Wire Corp.	2,983	54,559
Ener1, Inc. *	10,304	32,664
Energy Conversion Devices, Inc. *	7,367	33,225
Energy Recovery, Inc. *	5,329	16,920
EnerSys *	6,332	139,747
EnPro Industries, Inc. *	3,110	84,934
ESCO Technologies, Inc.	4,180	130,207
Esterline Technologies Corp. *	4,594	211,324
Evergreen Solar, Inc. *	31,009	20,776
Federal Signal Corp.	7,741	40,795
Force Protection, Inc. *	10,957	42,458
Franklin Electric Co., Inc.	2,985	94,535
FreightCar America, Inc.	1,837	42,784
FuelCell Energy, Inc. *	27,561	31,144
Furmanite Corp. *	5,788	25,004
Gardner Denver, Inc.	8,105	386,933
GATX Corp.	6,372	173,956
GenCorp, Inc. *	8,917	39,056
Generac Holdings, Inc. *	2,956	35,827
General Cable Corp. *	8,105	180,336
GeoEye, Inc. *	3,423	124,734
Gibraltar Industries, Inc. *	4,029	30,620
Global Power Equipment Group, Inc. *	1,898	29,704
Graco, Inc.	9,356	261,126
GrafTech International Ltd. *	19,383	272,525
Graham Corp.	1,608	22,785
Granite Construction, Inc.	5,330	117,313
Great Lakes Dredge & Dock Co.	6,165	31,102
Griffon Corp. *	7,568	80,902
GT Solar International, Inc. *	9,803	75,777
H&E Equipment Services, Inc. *	3,898	26,545
HEICO Corp., Class A	4,380	134,291
Hexcel Corp. *	14,870	253,682
Houston Wire & Cable Co.	2,633	23,802
IDEX Corp.	12,637	376,456
II-VI, Inc. *	4,027	138,489
InsituForm Technologies, Inc., Class A *	6,066	123,504
Interline Brands, Inc. *	5,024	81,188
John Bean Technologies Corp.	4,383	65,175
Kaman Corp.	3,953	84,476
Kaydon Corp.	5,150	166,912
Kennametal, Inc.	12,452	313,790
L.B. Foster Co., Class A *	1,531	39,224
Ladish Co., Inc. *	2,345	58,367
Lawson Products, Inc.	2,061	27,947
Layne Christensen Co. *	3,109	77,321
Lennox International, Inc.	8,103	343,486
Lindsay Corp.	1,985	73,187
MasTec, Inc. *	7,646	74,013
Michael Baker Corp. *	1,251	41,245
Moog, Inc., Class A *	6,436	200,803
Mueller Industries, Inc.	5,789	136,505
Mueller Water Products, Inc., Class A	24,282	57,548
MYR Group, Inc. *	2,609	36,343
NACCO Industries, Inc., Class A	848	65,754
Nordson Corp.	4,759	305,385
Northwest Pipe Co. *	1,406	21,020
Orbital Sciences Corp. *	8,948	116,235
Orion Marine Group, Inc. *	4,181	46,911
Otter Tail Corp.	4,995	92,557
Pike Electric Corp. *	2,803	22,704
Polypore International, Inc. *	3,595	97,137
Powell Industries, Inc. *	1,224	34,835
Primoris Services Corp.	4,707	27,913
Quanex Building Products Corp.	5,734	90,597
Raven Industries, Inc.	2,670	90,006
RBC Bearings, Inc. *	3,443	100,845
Regal-Beloit Corp.	6,097	337,286
Robbins & Myers, Inc.	4,028	95,302
RSC Holdings, Inc. *	7,522	44,982
Rush Enterprises, Inc., Class A *	5,148	65,354
Sauer-Danfoss, Inc. *	1,684	27,382
Seaboard Corp.	49	78,890
Simpson Manufacturing Co., Inc.	5,996	132,152
Snap-On, Inc.	8,940	368,596
Standex International Corp.	1,838	43,248
Sterling Construction Co., Inc. *	2,497	27,317
Sun Hydraulics Corp.	1,914	42,682
TAL International Group, Inc.	1,914	40,806
Taser International, Inc. *	9,713	35,307
Tecumseh Products Co., Class A *	2,679	31,371
Teledyne Technologies, Inc. *	5,636	203,911
Tennant Co.	2,650	82,786
Terex Corp. *	16,764	305,272
Textainer Group Holdings Ltd.	2,804	76,549
The Gorman-Rupp Co.	2,240	57,568
The Greenbrier Cos., Inc. *	3,130	36,527
The Manitowoc Co., Inc.	20,078	183,914
The Middleby Corp. *	2,855	156,996
The Timken Co.	11,994	392,324
The Toro Co.	5,345	266,716
Thomas & Betts Corp. *	8,207	303,249
Titan International, Inc.	5,550	56,277
Titan Machinery, Inc. *	2,344	35,019
TransDigm Group, Inc.	5,746	332,636
Tredegar Corp.	3,800	62,396
Trex Co., Inc. *	2,192	43,950
Trinity Industries, Inc.	12,297	210,525
Triumph Group, Inc.	2,576	170,995
Tutor Perini Corp. *	4,182	82,636
United Rentals, Inc. *	9,536	107,280
Universal Forest Products, Inc.	2,920	75,657
USG Corp. *	10,623	129,282
Valence Technology, Inc. *	35,465	28,017
Valmont Industries, Inc.	3,260	218,518
Vicor Corp.	3,263	44,083
Wabtec Corp.	7,478	318,039
Watsco, Inc.	4,309	221,267
Watts Water Technologies, Inc., Class A	4,565	137,133
WESCO International, Inc. *	6,594	212,854
Woodward Governor Co.	9,098	237,640

		18,764,893

Commercial & Professional Services 2.7%
ABM Industries, Inc.	6,728	131,936
Acacia Research - Acacia Technologies *	5,289	79,441
Acco Brands Corp. *	8,411	48,868
Administaff, Inc.	3,597	77,767
American Reprographics Co. *	5,310	35,046
APAC Customer Services, Inc. *	4,870	24,691

68 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
ATC Technology Corp. *	3,138	75,720
Bowne & Co., Inc.	6,449	71,390
CBIZ, Inc. *	7,648	45,353
CDI Corp.	1,990	22,069
Cenveo, Inc. *	9,100	49,959
Clean Harbors, Inc. *	3,588	216,895
Consolidated Graphics, Inc. *	1,531	60,796
CoStar Group, Inc. *	3,123	128,886
Courier Corp.	1,758	23,030
CRA International, Inc. *	1,683	26,760
Deluxe Corp.	7,980	133,505
EnergySolutions, Inc.	12,211	55,926
EnerNOC, Inc. *	2,836	92,397
Ennis, Inc.	4,028	61,991
Exponent, Inc. *	2,558	78,889
Fuel Tech, Inc. *	2,803	15,388
G&K Services, Inc., Class A	2,833	56,915
Healthcare Services Group, Inc.	6,067	126,012
Heidrick & Struggles International, Inc.	2,679	46,534
Herman Miller, Inc.	8,815	144,742
Higher One Holdings, Inc. *	1,411	16,353
Hill International, Inc. *	4,258	16,308
HNI Corp.	5,789	135,289
Huron Consulting Group, Inc. *	3,292	60,737
ICF International, Inc. *	1,989	41,948
Innerworkings, Inc. *	5,176	28,106
Interface, Inc. Class A	8,564	109,790
KAR Auction Services, Inc. *	3,594	43,523
Kelly Services, Inc., Class A *	4,383	45,759
Kforce, Inc. *	5,607	59,266
Kimball International, Inc., Class B	4,105	21,223
Knoll, Inc.	7,493	100,556
Korn/Ferry International *	7,187	93,575
M&F Worldwide Corp. *	1,914	44,405
McGrath Rentcorp	3,801	76,362
Metalico, Inc. *	5,609	17,556
Mine Safety Appliances Co.	4,773	108,824
Mistras Group, Inc. *	2,391	25,345
Mobile Mini, Inc. *	5,552	79,005
Monster Worldwide, Inc. *	19,461	214,655
Navigant Consulting, Inc. *	7,828	77,497
On Assignment, Inc. *	5,722	24,891
Quad Graphics, Inc. *	4,406	185,889
Resources Connection, Inc.	6,975	77,353
RINO International Corp. *	1,402	20,679
Rollins, Inc.	8,105	165,990
Schawk, Inc.	1,914	29,093
School Specialty, Inc. *	2,498	32,549
SFN Group, Inc. *	8,256	44,913
Standard Parking Corp. *	2,389	37,388
Steelcase, Inc., Class A	11,587	71,955
Sykes Enterprises, Inc. *	6,134	73,363
Team, Inc. *	2,985	43,671
Tetra Tech, Inc. *	9,294	168,686
The Advisory Board Co. *	2,374	96,242
The Brink’s Co.	7,521	141,921
The Corporate Executive Board Co.	5,330	149,453
The Geo Group, Inc. *	10,156	224,448
The Standard Register Co.	8,547	24,530
TrueBlue, Inc. *	6,880	74,235
United Stationers, Inc. *	3,720	166,991
US Ecology, Inc.	2,679	36,300
Viad Corp.	3,110	49,293
Volt Information Sciences, Inc. *	1,683	10,637
VSE Corp.	608	17,073

		5,314,531

Consumer Durables & Apparel 3.7%
American Apparel, Inc. *	18,415	14,364
American Greetings Corp., Class A	5,789	111,728
Beazer Homes USA, Inc. *	9,267	32,064
Blyth, Inc.	1,029	39,225
Brookfield Homes Corp. *	1,530	9,792
Brunswick Corp.	13,761	174,902
Callaway Golf Co.	10,143	63,394
Carter’s, Inc. *	9,263	206,935
Cavco Industries, Inc. *	1,064	35,655
Columbia Sportswear Co.	2,260	105,339
Crocs, Inc. *	12,488	156,100
CSS Industries, Inc.	1,168	18,034
Deckers Outdoor Corp. *	6,004	260,994
Eastman Kodak Co. *	40,211	140,336
Ethan Allen Interiors, Inc.	4,182	56,415
Fossil, Inc. *	7,349	349,004
Furniture Brands International, Inc. *	5,482	25,491
G-III Apparel Group Ltd. *	2,280	54,994
Hanesbrands, Inc. *	14,618	349,955
Helen of Troy Ltd. *	4,412	98,189
Hovnanian Enterprises, Inc., Class A *	7,797	26,666
Iconix Brand Group, Inc. *	11,264	171,607
iRobot Corp. *	3,138	51,997
JAKKS Pacific, Inc. *	4,411	65,724
Jarden Corp.	14,358	386,805
Jones Apparel Group, Inc.	13,455	206,938
K-Swiss, Inc., Class A *	4,106	46,685
KB HOME	11,688	120,503
Kenneth Cole Productions, Inc., Class A *	1,224	14,786
La-Z-Boy, Inc. *	8,105	54,304
Leapfrog Enterprises, Inc. *	6,143	28,872
Liz Claiborne, Inc. *	14,986	62,941
M.D.C Holdings, Inc.	5,608	149,285
M/I Homes, Inc. *	2,804	26,442
MaidenForm Brands, Inc. *	3,619	96,519
Marine Products Corp. *	2,344	12,142
Meritage Homes Corp. *	4,717	84,246
Movado Group, Inc. *	2,803	28,422
National Presto Industries, Inc.	765	76,515
Oxford Industries, Inc.	2,220	43,778
Perry Ellis International, Inc. *	1,520	27,907
Phillips-Van Heusen Corp.	8,081	369,140
Polaris Industries, Inc.	5,050	269,316
Pool Corp.	7,645	141,050
Quiksilver, Inc. *	20,187	72,471
RC2 Corp. *	3,263	60,072
Sealy Corp. *	7,185	17,028
Skechers U.S.A., Inc., Class A *	5,282	134,533
Skyline Corp.	1,071	19,610
Smith & Wesson Holding Corp. *	9,074	34,028
Standard Pacific Corp. *	16,408	57,264
Steven Madden Ltd. *	3,815	131,350
Tempur-Pedic International, Inc. *	10,542	282,526
The Ryland Group, Inc.	6,478	104,361

See financial notes 69

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Timberland Co., Class A *	6,891	110,738
The Warnaco Group, Inc. *	6,919	289,768
True Religion Apparel, Inc. *	4,028	70,812
Tupperware Brands Corp.	9,695	381,401
Under Armour, Inc., Class A *	5,760	206,611
UniFirst Corp.	2,056	80,719
Universal Electronics, Inc. *	2,128	40,709
Volcom, Inc. *	2,679	41,766
Weyco Group, Inc.	1,343	31,466
Wolverine World Wide, Inc.	7,798	197,055

		7,229,788

Consumer Services 3.6%
AFC Enterprises, Inc. *	4,027	43,290
Ambassadors Group, Inc.	3,109	34,121
American Public Education, Inc. *	2,804	69,679
Ameristar Casinos, Inc.	3,722	61,078
Bally Technologies, Inc. *	8,417	264,715
Biglari Holdings, Inc. *	214	62,146
BJ’s Restaurants, Inc. *	3,139	75,148
Bob Evans Farms, Inc.	4,842	123,713
Boyd Gaming Corp. *	8,919	61,898
Bridgepoint Education, Inc. *	2,957	38,204
Brinker International, Inc.	15,594	245,606
Buffalo Wild Wings, Inc. *	2,804	117,263
California Pizza Kitchen, Inc. *	3,800	58,368
Cambium Learning Group, Inc. *	7,554	21,453
Capella Education Co. *	2,294	143,559
CEC Entertainment, Inc. *	3,419	107,254
Choice Hotels International, Inc.	5,047	165,945
Churchill Downs, Inc.	1,877	64,513
Coinstar, Inc. *	4,449	193,532
Corinthian Colleges, Inc. *	13,753	67,115
Cracker Barrel Old Country Store, Inc.	3,568	159,168
Denny’s Corp. *	15,184	36,214
DineEquity, Inc. *	2,313	73,831
Domino’s Pizza, Inc. *	6,756	86,612
Gaylord Entertainment Co. *	5,455	142,703
Grand Canyon Education, Inc. *	2,498	42,691
Hillenbrand, Inc.	9,713	184,838
International Speedway Corp., Class A	4,412	100,991
Interval Leisure Group, Inc. *	6,220	77,812
Isle of Capri Casinos, Inc. *	2,803	19,845
Jack in the Box, Inc. *	8,620	173,952
K12, Inc. *	4,709	108,966
Krispy Kreme Doughnuts, Inc. *	9,376	37,129
Landry’s Restaurants, Inc. *	1,100	26,785
Life Time Fitness, Inc. *	6,424	218,223
Lincoln Educational Services Corp. *	2,879	31,439
Matthews International Corp., Class A	4,709	148,286
Morgans Hotel Group Co. *	4,532	28,280
National American University Holdings, Inc.	3,527	17,247
Orient-Express Hotels Ltd., Class A *	16,292	140,763
P.F. Chang’s China Bistro, Inc.	3,435	147,052
Panera Bread Co., Class A *	4,883	390,347
Papa John’s International, Inc. *	3,179	75,692
Peet’s Coffee & Tea, Inc. *	2,067	70,857
Pinnacle Entertainment, Inc. *	9,378	91,904
Pre-Paid Legal Services, Inc. *	1,063	58,093
Red Robin Gourmet Burgers, Inc. *	2,218	41,100
Regis Corp.	8,948	150,058
Ruby Tuesday, Inc. *	9,009	82,973
Scientific Games Corp., Class A *	10,957	111,871
Service Corp. International	39,628	304,739
Shuffle Master, Inc. *	8,412	66,875
Six Flags Entertainment Corp. *	4,265	161,260
Sonic Corp. *	9,532	73,110
Sotheby’s	10,428	277,489
Speedway Motorsports, Inc.	2,191	29,184
Steiner Leisure Ltd. *	2,108	75,066
Stewart Enterprises, Inc., Class A	13,178	62,727
Texas Roadhouse, Inc. *	8,180	108,467
The Cheesecake Factory, Inc. *	8,715	195,129
The Marcus Corp.	3,291	36,201
Universal Technical Institute, Inc.	3,719	57,459
Vail Resorts, Inc. *	5,609	185,265
WMS Industries, Inc. *	9,124	322,442

		7,049,735

Diversified Financials 2.1%
Advance America Cash Advance Centers, Inc.	7,979	26,730
Artio Global Investors, Inc.	3,875	53,669
Asset Acceptance Capital Corp. *	1,683	6,446
BGC Partners, Inc., Class A	6,067	31,306
Calamos Asset Management, Inc., Class A	3,109	29,411
Cardtronics, Inc. *	4,101	56,799
Cash America International, Inc.	4,537	138,968
Cohen & Steers, Inc.	3,110	66,367
CompuCredit Holdings Corp.	4,994	21,824
Cowen Group, Inc., Class A *	5,266	18,062
Credit Acceptance Corp. *	918	52,005
Dollar Financial Corp. *	3,819	73,859
Duff & Phelps Corp., Class A	3,595	35,914
Encore Capital Group, Inc. *	2,191	43,404
Epoch Holding Corp.	2,280	22,595
Evercore Partners, Inc., Class A	2,698	66,074
EZCORP, Inc., Class A *	7,034	126,471
FBR Capital Markets Corp. *	6,221	21,276
Financial Engines, Inc. *	1,570	20,975
First Cash Financial Services, Inc. *	4,170	99,496
GAMCO Investors, Inc., Class A	612	21,604
GFI Group, Inc.	10,144	45,445
Gleacher & Co., Inc. *	10,956	18,406
GLG Partners, Inc. *	26,914	120,306
Green Dot Corp., Class A *	438	19,824
Greenhill & Co., Inc.	4,581	322,640
Interactive Brokers Group, Inc., Class A *	6,053	97,998
International Assets Holding Corp. *	2,128	34,835
Investment Technology Group, Inc. *	6,544	86,970
Janus Capital Group, Inc.	28,873	262,167
KBW, Inc. *	5,454	119,824
Knight Capital Group, Inc., Class A *	13,893	165,049
LaBranche & Co., Inc. *	6,735	26,199
Life Partners Holdings, Inc.	1,099	16,232
MarketAxess Holdings, Inc.	4,382	67,001
MF Global Holdings Ltd. *	18,879	124,601
Nelnet, Inc., Class A	4,564	99,997
NewStar Financial, Inc. *	4,382	29,403

70 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
optionsXpress Holdings, Inc. *	7,034	100,164
Penson Worldwide, Inc. *	3,262	15,038
PHH Corp. *	8,509	157,502
PICO Holdings, Inc. *	3,025	84,458
Piper Jaffray Cos., Inc. *	3,248	89,710
Portfolio Recovery Associates, Inc. *	2,649	168,741
Pzena Investment Management, Inc., Class A	3,942	24,716
Stifel Financial Corp. *	5,402	233,799
SWS Group, Inc.	5,176	37,319
The First Marblehead Corp. *	9,840	20,172
The Student Loan Corp.	612	11,414
TradeStation Group, Inc. *	5,147	30,213
Waddell & Reed Financial, Inc., Class A	13,354	307,275
Westwood Holdings Group, Inc.	918	28,091
World Acceptance Corp. *	2,200	89,650

		4,088,414

Energy 5.7%
Allis-Chalmers Energy, Inc. *	6,573	25,437
Alon USA Energy, Inc.	1,836	9,951
American Oil & Gas, Inc. *	8,811	60,355
Apco Oil & Gas International, Inc.	1,378	35,828
Atlas Energy, Inc. *	12,178	331,242
ATP Oil & Gas Corp. *	6,727	76,755
Atwood Oceanics, Inc. *	8,767	219,876
Basic Energy Services, Inc. *	3,722	26,724
Berry Petroleum Co., Class A	7,231	196,322
Bill Barrett Corp. *	6,392	208,124
BPZ Resources, Inc. *	16,412	64,827
Brigham Exploration Co. *	18,174	278,426
Bristow Group, Inc. *	5,330	175,890
Bronco Drilling Co., Inc. *	3,574	14,082
Cal Dive International, Inc. *	14,755	67,430
CARBO Ceramics, Inc.	3,122	236,429
Carrizo Oil & Gas, Inc. *	4,799	100,587
Cheniere Energy, Inc. *	7,798	18,871
Clayton Williams Energy, Inc. *	1,377	63,039
Clean Energy Fuels Corp. *	6,066	87,654
Cloud Peak Energy, Inc. *	5,019	79,401
Complete Production Services, Inc. *	10,056	177,388
Comstock Resources, Inc. *	7,187	156,461
Contango Oil & Gas Co. *	2,088	91,559
Crosstex Energy, Inc. *	7,187	53,399
CVR Energy, Inc. *	8,614	61,332
Dawson Geophysical Co. *	1,224	29,572
Delek US Holdings, Inc.	2,194	14,722
Delta Petroleum Corp. *	28,190	19,451
DHT Holding, Inc.	7,799	30,182
Dresser-Rand Group, Inc. *	12,734	452,312
Dril-Quip, Inc. *	4,738	250,498
Energy Partners Ltd. *	5,418	59,219
Exterran Holdings, Inc. *	9,636	213,245
Frontier Oil Corp.	16,011	187,489
Gastar Exploration Ltd. *	6,880	20,640
General Maritime Corp.	12,884	57,591
Global Geophysical Services, Inc. *	3,790	22,399
Global Industries Ltd. *	16,258	74,218
GMX Resources, Inc. *	4,564	19,397
Goodrich Petroleum Corp. *	4,181	55,524
Green Plains Renewable Energy, Inc. *	2,633	24,487
Gulf Island Fabrication, Inc.	1,837	27,335
Gulfmark Offshore, Inc., Class A *	4,028	108,595
Gulfport Energy Corp. *	4,181	47,538
Hallador Energy Co.	3,133	34,369
Harvest Natural Resources, Inc. *	5,301	37,160
Helix Energy Solutions Group, Inc. *	14,833	134,980
Hercules Offshore, Inc. *	18,143	38,826
Holly Corp.	6,924	180,093
Hornbeck Offshore Services, Inc. *	3,722	58,808
Houston American Energy Corp.	2,785	25,065
International Coal Group, Inc. *	22,199	101,449
ION Geophysical Corp. *	18,069	61,796
Isramco, Inc. *	503	25,603
James River Coal Co. *	4,052	64,103
Key Energy Services, Inc. *	19,033	152,454
Kodiak Oil & Gas Corp. *	18,279	44,966
Lufkin Industries, Inc.	4,543	175,632
Mariner Energy, Inc. *	15,858	362,990
Matrix Service Co. *	4,381	37,282
McMoRan Exploration Co. *	13,170	186,882
Newpark Resources, Inc. *	13,916	121,487
Northern Oil and Gas, Inc. *	6,836	95,977
Oasis Petroleum, Inc. *	6,577	108,323
Oil States International, Inc. *	7,643	315,121
Overseas Shipholding Group, Inc.	4,178	134,532
OYO Geospace Corp. *	760	37,430
Parker Drilling Co. *	18,145	65,866
Patriot Coal Corp. *	11,842	121,736
Penn Virginia Corp.	6,953	96,925
Petroleum Development Corp. *	2,956	79,516
PetroQuest Energy, Inc. *	8,813	52,702
PHI, Inc. *	2,191	31,769
Pioneer Drilling Co. *	7,605	41,371
Rentech, Inc. *	33,621	23,535
Resolute Energy Corp. *	7,033	75,112
Rex Energy Corp. *	5,266	59,558
Rosetta Resources, Inc. *	8,258	162,683
RPC, Inc.	5,149	83,980
SandRidge Energy, Inc. *	57,033	230,413
SEACOR Holdings, Inc. *	3,507	275,896
Seahawk Drilling, Inc. *	1,531	11,023
Ship Finance International Ltd.	6,574	115,111
SM Energy Co.	9,690	368,123
Stone Energy Corp. *	6,326	71,547
Superior Energy Services, Inc. *	12,182	261,913
Superior Well Services, Inc. *	3,769	83,408
Swift Energy Co. *	5,902	159,059
T-3 Energy Services, Inc. *	1,990	43,939
Teekay Corp.	6,582	160,008
Tesco Corp. *	4,995	49,550
Tesoro Corp.	21,976	246,790
TETRA Technologies, Inc. *	11,876	99,640
Unit Corp. *	7,347	250,312
USEC, Inc. *	17,687	83,129
VAALCO Energy, Inc. *	8,769	49,896
Venoco, Inc. *	3,109	55,029
W&T Offshore, Inc.	5,652	51,094
Warren Resources, Inc. *	11,414	35,155
Western Refining, Inc. *	8,563	37,335
Willbros Group, Inc. *	6,178	48,374

See financial notes 71

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
World Fuel Services Corp.	9,144	233,538

		11,082,166

Food & Staples Retailing 0.9%
Arden Group, Inc., Class A	182	15,921
BJ’s Wholesale Club, Inc. *	8,364	350,954
Casey’s General Stores, Inc. *	7,823	294,301
Ingles Markets, Inc., Class A	1,914	28,289
Nash Finch Co.	2,067	81,171
PriceSmart, Inc.	2,515	64,912
Rite Aid Corp. *	95,667	83,383
Ruddick Corp.	6,544	211,829
Spartan Stores, Inc.	3,593	46,961
Susser Holdings Corp. *	1,608	18,669
The Andersons, Inc.	2,823	101,148
The Great Atlantic & Pacific Tea Co., Inc. *	5,635	17,130
The Pantry, Inc. *	3,568	67,150
United Natural Foods, Inc. *	6,219	216,048
Village Super Market, Inc., Class A	765	19,837
Weis Markets, Inc.	1,752	61,600
Winn-Dixie Stores, Inc. *	8,564	56,180

		1,735,483

Food, Beverage & Tobacco 1.7%
Alico, Inc.	640	13,184
Alliance One International, Inc. *	13,943	48,800
B&G Foods, Inc.	7,521	80,324
Cal-Maine Foods, Inc.	2,065	61,289
Calavo Growers, Inc.	2,071	40,654
Central European Distribution Corp. *	9,908	226,695
Chiquita Brands International, Inc. *	6,910	86,790
Coca-Cola Bottling Co. Consolidated	553	27,501
Corn Products International, Inc.	11,558	394,475
Darling International, Inc. *	13,024	97,940
Del Monte Foods Co.	31,060	405,022
Diamond Foods, Inc.	3,230	136,403
Dole Food Co., Inc. *	5,636	48,695
Farmer Brothers Co.	919	13,059
Fresh Del Monte Produce, Inc. *	6,601	145,024
J&J Snack Foods Corp.	2,110	79,652
Lancaster Colony Corp.	3,154	143,728
Lance, Inc.	5,024	108,066
Limoneira Co.	1,352	22,200
National Beverage Corp.	1,531	21,955
Pilgrim’s Pride Corp. *	6,923	43,338
Sanderson Farms, Inc.	3,293	141,632
Seneca Foods Corp., Class A *	1,368	34,145
Smart Balance, Inc. *	9,837	35,807
The Boston Beer Co., Inc., Class A *	838	55,065
The Hain Celestial Group, Inc. *	6,190	138,285
Tootsie Roll Industries, Inc.	3,673	86,719
TreeHouse Foods, Inc. *	5,470	227,005
Universal Corp.	3,819	136,186
Vector Group Ltd.	6,602	125,768

		3,225,406

Health Care Equipment & Services 6.8%
Abaxis, Inc. *	3,416	61,693
ABIOMED, Inc. *	5,149	46,598
Accretive Health, Inc. *	1,525	14,350
Accuray, Inc. *	8,126	53,469
AGA Medical Holdings, Inc. *	2,191	29,907
Air Methods Corp. *	1,761	64,241
Align Technology, Inc. *	11,354	181,948
Alimera Sciences, Inc. *	3,841	32,841
Alliance HealthCare Services, Inc. *	4,537	19,055
Allscripts Healthcare Solutions, Inc. *	23,728	396,495
Almost Family, Inc. *	1,244	31,436
Alphatec Holdings, Inc. *	9,860	20,312
Amedisys, Inc. *	4,411	101,982
American Medical Systems Holdings, Inc. *	11,598	211,316
AMERIGROUP Corp. *	8,032	296,381
AMN Healthcare Services, Inc. *	5,149	22,913
AmSurg Corp. *	4,578	76,315
Analogic Corp.	1,942	80,554
AngioDynamics, Inc. *	3,875	59,171
ArthroCare Corp. *	3,263	84,707
Assisted Living Concepts, Inc., Class A *	1,608	43,705
athenahealth, Inc. *	4,752	128,019
Atrion Corp.	244	33,975
Bio-Reference Labs, Inc. *	3,765	74,622
BioScrip, Inc. *	7,847	38,136
Brookdale Senior Living, Inc. *	8,574	114,892
Cantel Medical Corp.	2,067	29,703
CardioNet, Inc. *	3,874	16,968
Catalyst Health Solutions, Inc. *	6,011	240,981
Centene Corp. *	8,005	161,861
Chemed Corp.	3,545	176,895
Clarient, Inc. *	9,421	31,089
Computer Programs & Systems, Inc.	1,761	71,954
Conceptus, Inc. *	3,875	53,533
CONMED Corp. *	4,537	83,980
Continucare Corp. *	4,913	15,967
CorVel Corp. *	1,100	40,458
Cross Country Healthcare, Inc. *	4,564	33,819
CryoLife, Inc. *	4,535	23,537
Cyberonics, Inc. *	4,105	87,970
Dexcom, Inc. *	6,840	83,790
Emdeon, Inc., Class A *	6,778	69,475
Emergency Medical Services Corp., Class A *	4,699	225,787
Emeritus Corp. *	3,110	47,832
Genoptix, Inc. *	2,651	45,624
Gentiva Health Services, Inc. *	4,536	93,215
Greatbatch, Inc. *	3,597	78,954
Haemonetics Corp. *	3,944	205,404
Hanger Orthopedic Group, Inc. *	4,843	63,201
Health Management Associates, Inc., Class A *	38,003	237,519
Health Net, Inc. *	15,634	373,340
HEALTHSOUTH Corp. *	14,475	235,363
Healthspring, Inc. *	8,183	169,879
Healthways, Inc. *	5,327	66,588
Hill-Rom Holdings, Inc.	9,837	315,768
HMS Holdings Corp. *	4,455	232,462
ICU Medical, Inc. *	1,797	64,027
Immucor, Inc. *	10,707	188,443
Insulet Corp. *	5,024	66,417

72 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Integra LifeSciences Holdings Corp. *	3,272	113,767
Invacare Corp.	4,995	114,385
IPC The Hospitalist Co. *	2,373	55,433
IRIS International, Inc. *	2,804	21,521
Kensey Nash Corp. *	1,502	39,833
Kindred Healthcare, Inc. *	6,144	72,192
Landauer, Inc.	1,439	80,872
LHC Group, Inc. *	2,296	45,943
LifePoint Hospitals, Inc. *	8,564	260,517
Magellan Health Services, Inc. *	5,192	227,462
MAKO Surgical Corp. *	3,952	41,259
Masimo Corp.	8,348	190,000
MedAssets, Inc. *	7,062	139,969
MedCath Corp. *	2,649	21,166
Medidata Solutions, Inc. *	3,137	53,831
MEDNAX, Inc. *	7,326	339,487
MedQuist, Inc.	1,833	13,473
MELA Sciences, Inc. *	3,393	23,344
Meridian Bioscience, Inc.	6,295	115,073
Merit Medical Systems, Inc. *	4,409	69,574
Micrus Endovascular Corp. *	2,128	49,816
Molina Healthcare, Inc. *	2,067	52,419
MWI Veterinary Supply, Inc. *	1,752	93,031
National Healthcare Corp.	1,377	47,796
Natus Medical, Inc. *	4,412	53,253
Neogen Corp. *	3,416	99,816
NuVasive, Inc. *	6,077	178,360
NxStage Medical, Inc. *	4,107	64,767
Omnicell, Inc. *	5,023	56,032
OraSure Technologies, Inc. *	7,367	24,900
Orthofix International N.V. *	2,650	70,755
Orthovita, Inc. *	12,208	20,021
Owens & Minor, Inc.	9,724	259,242
Palomar Medical Technologies, Inc. *	2,956	26,131
PharMerica Corp. *	4,718	36,612
PSS World Medical, Inc. *	8,993	165,111
Psychiatric Solutions, Inc. *	8,239	274,771
Quality Systems, Inc.	2,804	157,164
Quidel Corp. *	4,181	50,548
RehabCare Group, Inc. *	3,922	64,948
Res-Care, Inc. *	4,027	49,935
RTI Biologics, Inc. *	8,793	18,641
Select Medical Holdings Corp. *	8,981	64,214
Sirona Dental Systems, Inc. *	6,332	199,585
Skilled Healthcare Group, Inc., Class A *	12,210	41,026
SonoSite, Inc. *	2,269	66,073
Stereotaxis, Inc. *	6,330	19,940
STERIS Corp.	8,403	241,754
Sun Healthcare Group, Inc. *	10,220	82,782
SurModics, Inc. *	2,526	30,388
Symmetry Medical, Inc. *	5,707	51,306
Synovis Life Technologies, Inc. *	1,759	24,626
Team Health Holdings, Inc. *	2,073	26,141
Tenet Healthcare Corp. *	74,727	292,930
The Cooper Cos., Inc.	7,039	283,953
The Ensign Group, Inc.	1,989	33,097
Thoratec Corp. *	8,919	287,192
TomoTherapy, Inc. *	8,764	26,993
Triple-S Management Corp., Class B *	3,262	51,931
Unilife Corp. *	7,899	38,705
Universal American Financial Corp.	6,299	86,989
VCA Antech, Inc. *	13,111	259,204
Volcano Corp. *	6,602	145,904
WellCare Health Plans, Inc. *	6,601	163,771
West Pharmaceutical Services, Inc.	5,148	173,076
Wright Medical Group, Inc. *	5,913	78,466
Zoll Medical Corp. *	3,255	85,997

		13,060,049

Household & Personal Products 0.9%
Central Garden & Pet Co., Class A *	9,564	89,328
Elizabeth Arden, Inc. *	4,258	69,703
Herbalife Ltd.	9,401	522,508
Inter Parfums, Inc.	2,220	36,452
Medifast, Inc. *	1,978	52,852
NBTY, Inc. *	8,943	487,304
Nu Skin Enterprises, Inc., Class A	8,030	205,327
Prestige Brands Holdings, Inc. *	6,908	51,119
Revlon, Inc., Class A *	1,761	19,107
Spectrum Brands Holdings, Inc. *	2,920	74,489
USANA Health Sciences, Inc. *	1,557	66,173
WD-40 Co.	2,374	83,494

		1,757,856

Insurance 3.2%
Ambac Financial Group, Inc. *	46,804	25,555
American Equity Investment Life Holding Co.	9,101	86,369
American Physicians Capital, Inc.	1,201	49,649
AMERISAFE, Inc. *	2,985	52,446
AmTrust Financial Services, Inc.	3,722	50,805
Argo Group International Holdings Ltd.	4,842	147,536
Arthur J. Gallagher & Co.	15,862	394,171
Aspen Insurance Holdings Ltd.	11,325	321,630
Baldwin & Lyons, Inc., Class B	1,475	32,730
Citizens, Inc. *	5,608	37,798
CNA Surety Corp. *	2,498	41,866
CNO Financial Group, Inc. *	38,922	184,101
Crawford & Co., Class B *	10,731	28,652
Delphi Financial Group, Inc., Class A	7,216	160,917
Donegal Group, Inc., Class A	2,067	22,654
eHealth, Inc. *	3,722	37,704
EMC Insurance Group, Inc.	814	16,752
Employers Holdings, Inc.	6,504	95,349
Endurance Specialty Holdings Ltd.	7,603	280,095
Enstar Group Ltd. *	1,100	76,582
Erie Indemnity Co., Class A	4,506	236,565
FBL Financial Group, Inc., Class A	2,067	47,541
First Mercury Financial Corp.	2,344	21,354
Flagstone Reinsurance Holdings S.A.	5,607	56,463
FPIC Insurance Group, Inc. *	1,538	46,678
Global Indemnity plc *	2,275	37,583
Greenlight Capital Re Ltd., Class A *	4,689	108,410
Harleysville Group, Inc.	1,989	63,409
Hilltop Holdings, Inc. *	6,574	64,885
Horace Mann Educators Corp.	6,164	101,090
Infinity Property & Casualty Corp.	2,068	95,852
Kansas City Life Insurance Co.	612	18,642
Maiden Holdings Ltd.	9,531	69,862
MBIA, Inc. *	24,586	230,125
Meadowbrook Insurance Group, Inc.	8,298	71,280

See financial notes 73

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Mercury General Corp.	4,106	161,037
Montpelier Re Holdings Ltd.	11,981	189,779
National Financial Partners Corp. *	6,574	69,947
National Interstate Corp.	1,071	20,574
National Western Life Insurance Co., Class A	335	42,900
OneBeacon Insurance Group Ltd., Class A	3,569	46,575
Platinum Underwriters Holdings Ltd.	7,091	285,129
PMA Capital Corp., Class A *	5,147	35,566
Presidential Life Corp.	3,416	29,514
Primerica, Inc.	2,924	61,492
ProAssurance Corp. *	5,022	265,915
Protective Life Corp.	13,821	258,176
RLI Corp.	2,727	143,058
Safety Insurance Group, Inc.	2,364	96,333
Seabright Holdings, Inc.	3,444	24,349
Selective Insurance Group, Inc.	8,333	123,828
StanCorp Financial Group, Inc.	7,376	262,807
State Auto Financial Corp.	2,220	31,036
Stewart Information Services Corp.	2,679	27,942
Symetra Financial Corp.	14,612	156,933
The Navigators Group, Inc. *	2,078	86,923
The Phoenix Cos., Inc. *	17,710	31,524
Tower Group, Inc.	6,193	132,902
United Fire & Casualty Co.	3,597	72,767
Unitrin, Inc.	7,018	167,028
Universal Insurance Holdings, Inc.	3,089	12,850

		6,249,984

Materials 5.7%
A. Schulman, Inc.	4,685	85,126
A.M. Castle & Co. *	2,956	41,207
AK Steel Holding Corp.	17,177	218,835
Allied Nevada Gold Corp. *	12,200	286,090
AMCOL International Corp.	4,103	107,170
American Vanguard Corp.	3,799	25,111
Arch Chemicals, Inc.	3,875	119,040
Balchem Corp.	4,400	107,580
Boise, Inc. *	13,050	89,784
Brush Engineered Materials, Inc. *	3,110	74,795
Buckeye Technologies, Inc.	6,066	72,064
Cabot Corp.	7,760	220,617
Calgon Carbon Corp. *	8,795	109,762
Carpenter Technology Corp.	6,884	213,473
Cellu Tissue Holdings, Inc. *	3,401	25,916
Century Aluminum Co. *	8,806	88,060
Clearwater Paper Corp. *	1,752	119,066
Coeur d’Alene Mines Corp. *	13,689	234,903
Commercial Metals Co.	17,685	230,436
Compass Minerals International, Inc.	5,021	360,257
Cytec Industries, Inc.	7,518	356,579
Deltic Timber Corp.	1,806	73,739
Domtar Corp.	6,575	394,631
Eagle Materials, Inc.	6,670	153,076
Ferro Corp. *	13,401	143,391
Glatfelter	7,215	73,809
Graham Packaging Co., Inc. *	2,650	29,627
Graphic Packaging Holding Co. *	12,869	39,250
Greif, Inc., Class A	5,301	301,362
H.B. Fuller Co.	7,412	140,754
Haynes International, Inc.	1,836	53,758
Headwaters, Inc. *	9,513	29,205
Hecla Mining Co. *	37,303	213,373
Horsehead Holding Corp. *	6,881	54,498
Innophos Holdings, Inc.	2,633	76,805
Kaiser Aluminum Corp.	2,347	86,651
KapStone Paper and Packaging Corp. *	6,482	73,830
Koppers Holdings, Inc.	3,262	65,240
Kraton Performance Polymers, Inc. *	1,628	43,989
Kronos Worldwide, Inc. *	1,314	40,024
Louisiana-Pacific Corp. *	19,929	132,727
LSB Industries, Inc. *	2,832	46,955
Metals USA Holdings Corp. *	1,535	17,990
Minerals Technologies, Inc.	2,871	153,886
Molycorp, Inc. *	3,358	56,247
Myers Industries, Inc.	5,147	32,786
Neenah Paper, Inc.	2,345	34,518
NewMarket Corp.	1,710	171,906
NL Industries, Inc.	3,884	29,596
Noranda Aluminium Holding Corp. *	1,800	14,346
Olin Corp.	10,559	189,112
Olympic Steel, Inc.	1,475	32,509
OM Group, Inc. *	4,842	123,955
Omnova Solutions, Inc. *	6,786	41,395
Packaging Corp. of America	15,857	353,453
PolyOne Corp. *	13,502	131,644
Rock-Tenn Co., Class A	5,958	287,056
Rockwood Holdings, Inc. *	7,952	205,559
Royal Gold, Inc.	8,151	399,970
RPM International, Inc.	20,037	338,625
RTI International Metals, Inc. *	4,717	130,189
Schnitzer Steel Industries, Inc., Class A	3,518	155,636
Schweitzer-Mauduit International, Inc.	2,894	155,813
Sensient Technologies Corp.	7,646	212,024
Silgan Holdings, Inc.	7,905	236,280
Solutia, Inc. *	18,854	255,283
Spartech Corp. *	4,870	43,489
Stepan Co.	1,209	67,039
Stillwater Mining Co. *	7,338	100,531
STR Holdings, Inc. *	6,508	134,520
Temple-Inland, Inc.	16,718	266,318
Texas Industries, Inc.	3,533	106,838
Titanium Metals Corp. *	13,455	243,805
TPC Group, Inc. *	2,645	45,970
United States Lime & Minerals, Inc. *	304	11,631
US Gold Corp. *	14,370	74,293
Valhi, Inc.	2,232	39,774
W.R. Grace & Co. *	9,290	235,037
Wausau Paper Corp. *	7,950	50,324
Westlake Chemical Corp.	2,821	73,120
Worthington Industries, Inc.	10,169	144,603
Zep, Inc.	3,444	59,616
Zoltek Cos., Inc. *	4,384	37,308

		10,946,559

Media 1.7%
Arbitron, Inc.	4,106	104,457
Ascent Media Corp., Class A *	2,217	59,205
Belo Corp., Class A *	14,372	75,166
Cinemark Holdings, Inc.	9,095	132,878

74 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
CKX, Inc. *	10,145	47,580
Crown Media Holdings, Inc., Class A *	10,540	22,556
Dex One Corp. *	7,799	66,447
Entercom Communications Corp., Class A *	3,849	21,170
Entravision Communications Corp., Class A *	7,899	12,322
Fisher Communications, Inc. *	918	15,312
Harte-Hanks, Inc.	6,066	62,055
Journal Communications, Inc., Class A *	6,726	26,635
Knology, Inc. *	4,871	57,137
Lamar Advertising Co., Class A *	9,072	237,777
Liberty Media Corp. - Capital, Series A *	13,306	599,835
LIN TV Corp., Class A *	4,305	17,177
Live Nation Entertainment, Inc. *	22,088	190,840
Madison Square Garden, Inc., Class A *	9,111	178,439
Martha Stewart Living Omnimedia, Class A *	4,105	17,816
Mediacom Communications Corp., Class A *	6,218	35,940
Meredith Corp.	5,601	163,885
Morningstar, Inc. *	3,318	134,213
National CineMedia, Inc.	6,575	104,477
PRIMEDIA, Inc.	3,415	10,757
ReachLocal, Inc. *	1,978	25,734
Regal Entertainment Group, Class A	12,211	150,317
Scholastic Corp.	4,259	99,788
Sinclair Broadcast Group, Inc., Class A *	7,797	46,626
SuperMedia, Inc. *	2,345	21,199
The Dolan Media Co. *	4,313	39,550
The E.W. Scripps Co., Class A *	5,192	35,254
The McClatchy Co., Class A *	8,811	23,613
The New York Times Co., Class A *	15,188	109,050
Valassis Communications, Inc. *	7,795	228,471
Value Line, Inc.	1,497	19,790
Warner Music Group Corp. *	8,487	35,476
World Wrestling Entertainment, Inc., Class A	4,181	58,618

		3,287,562

Pharmaceuticals, Biotechnology & Life Sciences 4.3%
Abraxis BioScience, Inc. *	918	67,326
Acorda Therapeutics, Inc. *	5,804	174,816
Acura Pharmaceuticals, Inc. *	1,530	3,733
Aedea Biosciences, Inc. *	2,049	41,267
Affymax, Inc. *	1,915	10,762
Affymetrix, Inc. *	11,110	45,662
Akorn, Inc. *	8,562	29,282
Albany Molecular Research, Inc. *	3,597	21,834
Alkermes, Inc. *	14,561	193,079
Allos Therapeutics, Inc. *	12,488	45,581
Alnylam Pharmaceuticals, Inc. *	5,608	76,830
AMAG Pharmaceuticals, Inc. *	3,286	82,807
Arena Pharmaceuticals, Inc. *	16,285	106,015
ARIAD Pharmaceuticals, Inc. *	17,102	59,857
ArQule, Inc. *	4,535	23,673
Array BioPharma, Inc. *	6,754	18,168
Auxilium Pharmaceuticals, Inc. *	7,364	190,801
AVEO Pharmaceuticals, Inc. *	1,368	11,929
Bio-Rad Laboratories, Inc., Class A *	2,993	247,012
BioCryst Pharmaceuticals, Inc. *	4,717	22,359
Biodel, Inc. *	2,497	9,289
BioMarin Pharmaceutical, Inc. *	15,695	318,452
BioMimetic Therapeutics, Inc. *	2,280	20,794
Bruker Corp. *	11,327	134,678
Cadence Pharmaceuticals, Inc. *	4,994	39,453
Cambrex Corp. *	4,311	17,977
Caraco Pharmaceutical Laboratories Ltd. *	4,469	24,535
Celera Corp. *	12,718	83,939
Cell Therapeutics, Inc. *	90,840	33,611
Cepheid, Inc. *	9,380	137,980
Clinical Data, Inc. *	2,345	35,058
Codexis, Inc. *	3,048	24,719
Cubist Pharmaceuticals, Inc. *	9,072	199,856
Cumberland Pharmaceuticals, Inc. *	2,354	11,888
Cypress Bioscience, Inc. *	6,065	19,651
Cytori Therapeutics, Inc. *	6,243	28,156
Dionex Corp. *	2,749	199,302
Durect Corp. *	12,186	25,347
Dyax Corp. *	15,135	34,508
Emergent Biosolutions, Inc. *	2,498	45,364
Enzo Biochem, Inc. *	5,990	21,205
Enzon Pharmaceuticals, Inc. *	8,260	84,748
eResearchTechnology, Inc. *	7,646	56,619
Exelixis, Inc. *	16,718	49,485
Genomic Health, Inc. *	2,546	36,815
GenVec, Inc. *	18,887	8,688
Geron Corp. *	15,486	71,545
GTx, Inc. *	2,191	6,902
Halozyme Therapeutics, Inc. *	12,181	93,063
Hi-Tech Pharmacal Co., Inc. *	1,520	26,372
Idenix Pharmaceuticals, Inc. *	6,445	38,734
ImmunoGen, Inc. *	10,402	55,755
Immunomedics, Inc. *	10,443	29,867
Impax Laboratories, Inc. *	8,356	130,939
Incyte Corp. *	17,532	219,501
Inspire Pharmaceuticals, Inc. *	10,599	51,405
InterMune, Inc. *	7,058	73,544
Ironwood Pharmaceuticals, Inc. *	2,650	24,565
Isis Pharmaceuticals, Inc. *	14,692	115,185
Jazz Pharmaceuticals, Inc. *	3,757	33,437
Kendle International, Inc. *	2,373	18,581
Lexicon Pharmaceuticals, Inc. *	36,676	52,630
Ligand Pharmaceuticals, Inc., Class B *	16,415	23,966
Luminex Corp. *	6,579	94,343
MannKind Corp. *	10,143	56,344
MAP Pharmaceuticals, Inc. *	2,498	27,016
Martek Biosciences Corp. *	5,177	112,962
Maxygen, Inc. *	3,799	20,970
Medicis Pharmaceutical Corp., Class A	9,424	259,160
Medivation, Inc. *	5,329	50,812
Metabolix, Inc. *	3,800	43,016
Micromet, Inc. *	12,338	75,755
Momenta Pharmaceuticals, Inc. *	6,066	87,654
Nabi Biopharmaceuticals *	7,159	34,721
Nektar Therapeutics *	14,604	187,077
Neurocrine Biosciences, Inc. *	8,272	44,503

See financial notes 75

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Novavax, Inc. *	12,572	25,270
NPS Pharmaceuticals, Inc. *	8,998	58,577
Obagi Medical Products, Inc. *	2,432	25,560
Onyx Pharmaceuticals, Inc. *	9,728	234,348
Opko Health, Inc. *	21,910	45,354
Optimer Pharmaceuticals, Inc. *	5,341	42,942
Orexigen Therapeutics, Inc. *	5,453	23,993
Osiris Therapeutics, Inc. *	2,958	19,316
Pain Therapeutics, Inc. *	5,482	31,001
Par Pharmaceutical Cos., Inc. *	5,454	143,822
PAREXEL International Corp. *	9,121	181,417
PDL BioPharma, Inc.	18,756	106,159
Pharmacyclics, Inc. *	5,722	40,397
Pharmasset, Inc. *	4,414	107,216
POZEN, Inc. *	3,874	26,227
Progenics Pharmaceuticals, Inc. *	4,258	17,202
Questcor Pharmaceuticals, Inc. *	7,973	77,258
Regeneron Pharmaceuticals, Inc. *	10,040	220,679
Rigel Pharmaceuticals, Inc. *	8,180	64,049
Salix Pharmaceuticals Ltd. *	8,856	335,288
Sangamo BioSciences, Inc. *	6,598	19,563
Santarus, Inc. *	7,394	16,784
Savient Pharmaceuticals, Inc. *	10,444	150,602
Seattle Genetics, Inc. *	12,882	147,499
Sequenom, Inc. *	9,560	58,603
SIGA Technologies, Inc. *	5,329	39,941
StemCells, Inc. *	19,364	14,542
Sucampo Pharmaceuticals, Inc., Class A *	6,284	21,051
Synta Pharmaceuticals Corp. *	4,096	11,346
Targacept, Inc. *	2,832	58,821
The Medicines Co. *	8,258	94,967
Theravance, Inc. *	9,665	116,850
Vanda Pharmaceuticals, Inc. *	3,597	22,553
ViroPharma, Inc. *	12,279	153,979
VIVUS, Inc. *	12,641	71,295
XenoPort, Inc. *	4,586	26,415
ZymoGenetics, Inc. *	7,814	39,070

		8,225,190

Real Estate 9.6%
Acadia Realty Trust	6,297	112,968
Alexander’s, Inc.	584	177,857
Alexandria Real Estate Equities, Inc.	6,899	478,584
American Campus Communities, Inc.	9,850	293,431
American Capital Agency Corp.	4,702	128,082
Anworth Mortgage Asset Corp.	17,832	121,436
Apartment Investment & Management Co., Class A	18,191	371,824
Ashford Hospitality Trust *	8,222	66,023
Associated Estates Realty Corp.	4,917	66,675
Avatar Holdings, Inc. *	1,225	21,340
BioMed Realty Trust, Inc.	17,749	303,330
Brandywine Realty Trust	20,335	223,482
BRE Properties, Inc.	9,965	407,369
Camden Property Trust	10,284	470,596
CapLease, Inc.	8,334	42,837
Capstead Mortgage Corp.	10,953	127,274
CBL & Associates Properties, Inc.	21,365	260,653
Cedar Shopping Centers, Inc.	7,910	43,663
Chimera Investment Corp.	110,190	433,047
Cogdell Spencer, Inc.	7,764	47,982
Colonial Properties Trust	10,159	161,122
Colony Financial, Inc.	2,360	41,819
CommonWealth REIT	10,077	243,057
Corporate Office Properties Trust	9,245	333,744
Cousins Properties, Inc.	14,115	92,736
CreXus Investment Corp.	2,586	30,851
Cypress Sharpridge Investments, Inc.	4,251	57,261
DCT Industrial Trust, Inc.	32,748	151,623
Developers Diversified Realty Corp.	29,376	304,335
DiamondRock Hospitality Co. *	23,562	206,403
Douglas Emmett, Inc.	18,870	304,184
Duke Realty Corp.	38,443	430,946
DuPont Fabros Technology, Inc.	8,884	219,524
EastGroup Properties, Inc.	4,255	149,989
Education Realty Trust, Inc.	8,944	61,177
Entertainment Properties Trust	7,227	311,411
Equity Lifestyle Properties, Inc.	4,725	244,424
Equity One, Inc.	6,600	105,534
Essex Property Trust, Inc.	4,688	495,850
Extra Space Storage, Inc.	13,222	202,164
FelCor Lodging Trust, Inc. *	14,473	57,603
First Industrial Realty Trust, Inc. *	8,944	38,012
First Potomac Realty Trust	5,625	83,419
Forest City Enterprises, Inc., Class A *	18,648	210,163
Forestar Group, Inc. *	5,607	83,432
Franklin Street Properties Corp.	11,415	133,898
Getty Realty Corp.	3,462	85,961
Glimcher Realty Trust	10,684	63,463
Government Properties Income Trust	3,942	101,191
Hatteras Financial Corp.	5,636	163,331
Healthcare Realty Trust, Inc.	9,696	226,983
Hersha Hospitality Trust	18,841	89,306
Highwoods Properties, Inc.	11,070	346,270
Home Properties, Inc.	5,646	285,123
Hospitality Properties Trust	19,216	375,673
Hudson Pacific Properties, Inc. *	2,017	33,281
Inland Real Estate Corp.	11,598	89,421
Invesco Mortgage Capital	3,979	83,241
Investors Real Estate Trust	11,596	95,087
iStar Financial, Inc. *	15,342	53,544
Jones Lang LaSalle, Inc.	6,365	480,621
Kennedy-Wilson Holdings, Inc. *	4,995	49,450
Kilroy Realty Corp.	8,212	255,475
Kite Realty Group Trust	9,838	41,024
LaSalle Hotel Properties	10,866	228,947
Lexington Realty Trust	16,957	113,103
LTC Properties, Inc.	3,598	88,799
Mack-Cali Realty Corp.	12,317	379,979
Medical Properties Trust, Inc.	16,682	164,151
MFA Financial, Inc.	43,537	320,868
Mid-America Apartment Communities, Inc.	4,689	264,788
National Health Investors, Inc.	3,577	149,948
National Retail Properties, Inc.	12,996	316,583
NorthStar Realty Finance Corp.	11,137	35,416
OMEGA Healthcare Investors, Inc.	14,477	310,532
Parkway Properties, Inc.	3,416	49,942
Pebblebrook Hotel Trust *	5,548	98,422
Pennsylvania Real Estate Investment Trust	8,088	84,600
Pennymac Mortgage Investment Trust	2,650	46,296

76 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Post Properties, Inc.	7,463	189,560
Potlatch Corp.	6,219	208,336
PS Business Parks, Inc.	2,957	166,390
Ramco-Gershenson Properties Trust	5,818	60,740
Redwood Trust, Inc.	10,986	151,717
Saul Centers, Inc.	1,236	51,096
Senior Housing Properties Trust	19,787	464,994
Sovran Self Storage, Inc.	4,256	160,749
Starwood Property Trust, Inc.	7,448	141,661
Sun Communities, Inc.	2,779	79,507
Sunstone Hotel Investors, Inc. *	15,518	132,989
Tanger Factory Outlet Centers, Inc.	6,297	291,047
Taubman Centers, Inc.	8,500	352,665
Tejon Ranch Co. *	2,228	47,323
U-Store-It Trust	12,942	103,536
UDR, Inc.	25,264	519,933
Universal Health Realty Income Trust	1,761	56,017
Urstadt Biddle Properties, Class A	2,832	51,996
Urstadt Biddle Properties	1,755	27,396
Walter Investment Management Corp.	4,104	66,526
Washington Real Estate Investment Trust	9,407	288,230
Weingarten Realty Investors	18,637	376,095
Winthrop Realty Trust	2,633	36,072

		18,548,528

Retailing 4.9%
1-800-FLOWERS.COM, Inc., Class A *	13,092	20,816
99 Cents Only Stores *	7,215	126,262
Aaron’s, Inc.	11,469	186,830
Aeropostale, Inc. *	14,692	312,940
America’s Car-Mart, Inc. *	1,672	41,800
AnnTaylor Stores Corp. *	9,225	141,419
Asbury Automotive Group, Inc. *	5,044	60,175
Audiovox Corp., Class A *	2,805	17,756
Barnes & Noble, Inc.	6,067	91,854
bebe stores, Inc.	5,448	30,999
Big 5 Sporting Goods Corp.	2,985	35,417
Big Lots, Inc. *	12,637	395,033
Blue Nile, Inc. *	2,227	91,441
Brown Shoe Co., Inc.	6,756	71,073
Cabela’s, Inc. *	6,574	102,423
Charming Shoppes, Inc. *	15,646	52,727
Chico’s FAS, Inc.	27,188	224,301
Christopher & Banks Corp.	5,788	37,275
Citi Trends, Inc. *	2,383	53,856
Coldwater Creek, Inc. *	9,225	39,760
Collective Brands, Inc. *	9,852	127,386
Conn’s, Inc. *	5,309	23,094
Core-Mark Holding Co., Inc. *	1,530	39,612
Dick’s Sporting Goods, Inc. *	13,398	327,849
Dillard’s, Inc., Class A	8,642	189,001
Drugstore.Com, Inc. *	10,684	16,774
DSW, Inc., Class A *	2,250	53,437
Express, Inc. *	2,574	35,032
Foot Locker, Inc.	24,049	282,335
Fred’s, Inc., Class A	5,515	60,775
Gaiam, Inc., Class A	2,650	14,230
Genesco, Inc. *	3,720	93,893
Group 1 Automotive, Inc. *	3,722	93,943
Haverty Furniture Cos., Inc.	2,937	28,225
hhgregg, Inc. *	3,417	64,581
Hibbett Sports, Inc. *	4,432	102,734
Hot Topic, Inc.	7,032	36,496
HSN, Inc. *	6,219	163,497
J. Crew Group, Inc. *	8,130	247,884
Jo-Ann Stores, Inc. *	4,243	172,520
Jos. A. Bank Clothiers, Inc. *	4,243	154,978
Kirkland’s, Inc. *	1,824	20,812
LKQ Corp. *	21,776	405,034
Lumber Liquidators Holdings, Inc. *	2,511	50,295
MarineMax, Inc. *	3,393	22,258
Monro Muffler Brake, Inc.	3,109	130,205
New York & Co., Inc. *	4,382	8,150
NutriSystem, Inc.	4,842	85,025
Office Depot, Inc. *	43,015	146,681
OfficeMax, Inc. *	13,197	128,539
Orbitz Worldwide, Inc. *	3,369	16,980
Overstock.com, Inc. *	2,526	35,490
Pacific Sunwear Of California, Inc. *	10,144	38,243
Penske Automotive Group, Inc. *	7,161	86,004
PetMed Express, Inc.	3,597	55,574
Pier 1 Imports, Inc. *	16,406	100,077
RadioShack Corp.	19,465	359,713
Rent-A-Center, Inc.	10,126	203,330
Retail Ventures, Inc. *	1,838	15,513
Rue21, Inc. *	2,431	51,270
Saks, Inc. *	21,652	170,834
Sally Beauty Holdings, Inc. *	14,974	129,226
Select Comfort Corp. *	8,355	45,117
Shoe Carnival, Inc. *	1,368	22,613
Shutterfly, Inc. *	4,158	92,432
Signet Jewelers Ltd. *	13,296	351,546
Sonic Automotive, Inc., Class A *	5,454	48,050
Stage Stores, Inc.	6,067	67,708
Stamps.com, Inc. *	1,914	21,896
Stein Mart, Inc. *	4,258	30,764
Systemax, Inc.	793	9,334
The Buckle, Inc.	4,181	100,135
The Cato Corp., Class A	4,144	95,105
The Children’s Place Retail Stores, Inc. *	2,988	130,456
The Dress Barn, Inc. *	10,774	224,638
The Finish Line, Inc., Class A	7,837	103,448
The Gymboree Corp. *	4,591	172,759
The Men’s Wearhouse, Inc.	7,340	141,515
The Pep Boys-Manny, Moe & Jack	7,827	70,600
The Talbots, Inc. *	5,461	54,501
The Wet Seal, Inc., Class A *	15,369	46,414
Tractor Supply Co.	5,639	383,339
Ulta Salon, Cosmetics & Fragrance, Inc. *	5,454	123,533
Vitacost.com, Inc. *	3,651	20,446
Vitamin Shoppe, Inc. *	1,977	48,259
Williams-Sonoma, Inc.	14,985	389,011
Zumiez, Inc. *	3,263	48,521

		9,563,826

Semiconductors & Semiconductor Equipment 4.1%
Actel Corp. *	4,106	58,716
Advanced Analogic Technologies, Inc. *	6,925	22,437

See financial notes 77

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Advanced Energy Industries, Inc. *	5,553	78,353
Amkor Technology, Inc. *	17,608	89,273
ANADIGICS, Inc. *	10,141	40,716
Applied Micro Circuits Corp. *	10,374	111,832
Atheros Communications *	10,662	262,925
Atmel Corp. *	62,513	362,575
ATMI, Inc. *	4,871	62,227
Brooks Automation, Inc. *	9,557	64,796
Cabot Microelectronics Corp. *	3,667	109,753
Cavium Networks, Inc. *	6,893	166,397
Ceva, Inc. *	3,089	37,377
Cirrus Logic, Inc. *	9,225	139,482
Cohu, Inc.	3,513	40,329
Conexant Systems, Inc. *	12,356	18,410
Cymer, Inc. *	4,708	138,556
Cypress Semiconductor Corp. *	25,526	270,193
Diodes, Inc. *	5,327	78,573
DSP Group, Inc. *	3,568	24,013
Entegris, Inc. *	20,488	78,879
Entropic Communications, Inc. *	8,051	61,268
Exar Corp. *	5,912	32,161
Fairchild Semiconductor International, Inc. *	19,599	151,500
FEI Co. *	5,761	95,978
FormFactor, Inc. *	7,827	54,946
Hittite Microwave Corp. *	2,955	125,735
Integrated Device Technology, Inc. *	25,004	128,020
International Rectifier Corp. *	10,995	201,758
Intersil Corp., Class A	18,880	188,706
IXYS Corp. *	3,952	37,386
Kopin Corp. *	10,532	29,648
Kulicke & Soffa Industries, Inc. *	10,450	59,983
Lattice Semiconductor Corp. *	17,991	74,663
LTX-Credence Corp. *	22,633	48,887
MaxLinear, Inc., Class A *	2,260	25,764
Micrel, Inc.	6,755	59,748
Microsemi Corp. *	12,798	179,172
MKS Instruments, Inc. *	6,909	119,249
Monolithic Power Systems, Inc. *	5,483	89,976
Netlogic Microsystems, Inc. *	8,885	214,573
Novellus Systems, Inc. *	15,224	354,719
OmniVision Technologies, Inc. *	7,962	163,221
Pericom Semiconductor Corp. *	4,001	33,808
PMC-Sierra, Inc. *	35,163	243,328
Power Integrations, Inc.	4,341	118,900
Rambus, Inc. *	17,838	318,052
RF Micro Devices, Inc. *	38,201	186,421
Rubicon Technology, Inc. *	2,407	58,996
Rudolph Technologies, Inc. *	4,761	37,636
Semtech Corp. *	9,683	160,689
Sigma Designs, Inc. *	4,866	46,227
Silicon Image, Inc. *	11,725	42,445
Silicon Laboratories, Inc. *	7,089	270,374
Skyworks Solutions, Inc. *	27,497	491,096
Spansion, Inc., Class A *	3,078	45,339
Standard Microsystems Corp. *	3,416	61,898
Supertex, Inc. *	1,761	38,760
Teradyne, Inc. *	27,693	248,683
Tessera Technologies, Inc. *	7,799	118,545
Trident Microsystems, Inc. *	10,294	15,647
TriQuint Semiconductor, Inc. *	23,828	165,605
Ultratech, Inc. *	3,445	57,221
Veeco Instruments, Inc. *	6,311	209,715
Volterra Semiconductor Corp. *	4,250	85,213
Zoran Corp. *	8,030	64,882

		7,872,353

Software & Services 7.6%
ACI Worldwide, Inc. *	5,350	101,597
Actuate Corp. *	6,938	27,683
Acxiom Corp. *	12,410	153,822
Advent Software, Inc. *	2,296	114,042
Ancestry.com, Inc. *	3,017	58,077
Archipelago Learning, Inc. *	1,294	13,522
ArcSight, Inc. *	4,785	183,744
Ariba, Inc. *	13,885	214,801
Art Technology Group, Inc. *	24,138	84,242
Aspen Technology, Inc. *	9,837	94,238
Blackbaud, Inc.	6,624	137,912
Blackboard, Inc. *	5,306	175,576
Bottomline Technologies, Inc. *	4,825	67,598
BroadSoft, Inc. *	2,306	18,840
CACI International, Inc., Class A *	4,718	192,542
Cadence Design Systems, Inc. *	41,686	283,465
Cass Information Systems, Inc.	1,224	40,147
CIBER, Inc. *	9,864	27,027
CommVault Systems, Inc. *	6,296	154,567
Compuware Corp. *	35,340	253,741
comScore, Inc. *	3,597	65,429
Concur Technologies, Inc. *	6,575	307,513
Constant Contact, Inc. *	4,009	71,040
Convergys Corp. *	16,845	170,640
CSG Systems International, Inc. *	5,197	95,105
DealerTrack Holdings, Inc. *	5,761	84,946
Deltek, Inc. *	5,606	40,083
DemandTec, Inc. *	2,803	20,910
Dice Holdings, Inc. *	3,721	23,442
Digital River, Inc. *	6,197	163,415
DivX, Inc. *	4,994	38,429
EarthLink, Inc.	16,718	143,106
Ebix, Inc. *	4,874	90,851
Echo Global Logistics, Inc. *	2,315	29,076
Epicor Software Corp. *	7,674	52,106
EPIQ Systems, Inc.	4,996	62,200
Euronet Worldwide, Inc. *	7,493	105,501
Exlservice Holdings, Inc. *	2,345	38,950
Fair Isaac Corp.	7,370	165,014
FalconStor Software, Inc. *	5,176	16,253
Forrester Research, Inc. *	2,192	67,272
Fortinet, Inc. *	6,609	134,758
Gartner, Inc. *	9,993	286,599
Global Cash Access Holdings, Inc. *	5,178	18,744
GSI Commerce, Inc. *	8,766	199,602
Heartland Payment Systems, Inc.	5,789	81,914
iGate Corp.	3,722	58,398
Informatica Corp. *	13,893	446,799
InfoSpace, Inc. *	5,606	39,298
Integral Systems, Inc. *	2,652	17,928
Interactive Intelligence, Inc. *	1,976	29,462
Internap Network Services Corp. *	8,181	33,665
Internet Brands, Inc., Class A *	4,900	50,715
Internet Capital Group, Inc. *	5,722	48,151
IntraLinks Holdings, Inc. *	876	11,388

78 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
j2 Global Communications, Inc. *	7,062	152,327
Jack Henry & Associates, Inc.	12,943	304,678
JDA Software Group, Inc. *	6,521	149,787
Kenexa Corp. *	3,138	34,957
Lawson Software, Inc. *	22,402	170,255
Limelight Networks, Inc. *	6,755	26,750
Lionbridge Technologies, Inc. *	8,917	39,770
Liquidity Services, Inc. *	2,373	30,541
LivePerson, Inc. *	7,156	51,165
LogMeIn, Inc. *	2,244	73,536
LoopNet, Inc. *	4,994	52,637
Manhattan Associates, Inc. *	3,380	88,032
ManTech International Corp., Class A *	3,324	117,636
Marchex, Inc., Class B	3,568	14,308
MAXIMUS, Inc.	2,700	145,017
Mentor Graphics Corp. *	15,522	141,095
MICROS Systems, Inc. *	12,385	471,869
MicroStrategy, Inc., Class A *	1,485	115,726
ModusLink Global Solutions, Inc. *	7,035	40,873
MoneyGram International, Inc. *	13,605	27,482
Monotype Imaging Holdings, Inc. *	3,799	28,094
Motricity, Inc. *	2,516	18,518
Move, Inc. *	24,560	46,173
NCI, Inc., Class A *	1,071	20,510
NetScout Systems, Inc. *	5,023	79,514
NetSuite, Inc. *	4,317	82,023
NeuStar, Inc., Class A *	11,501	254,632
NIC, Inc.	8,411	60,896
Novell, Inc. *	53,596	301,210
OpenTable, Inc. *	2,350	125,255
OPNET Technologies, Inc.	1,989	31,327
Parametric Technology Corp. *	17,970	306,389
Pegasystems, Inc.	2,405	52,670
Perficient, Inc. *	4,843	42,037
Progress Software Corp. *	6,619	176,794
QLIK Technologies, Inc. *	1,460	27,200
Quest Software, Inc. *	9,866	211,428
QuinStreet, Inc. *	1,530	16,417
Rackspace Hosting, Inc. *	16,086	316,733
Radiant Systems, Inc. *	4,535	81,222
RealD, Inc. *	1,130	18,882
RealNetworks, Inc. *	14,067	37,981
RealPage, Inc. *	1,410	23,646
Renaissance Learning, Inc.	1,071	8,568
RightNow Technologies, Inc. *	3,568	59,657
Rosetta Stone, Inc. *	1,761	30,043
S1 Corp. *	8,640	42,077
Sapient Corp.	14,757	153,916
SAVVIS, Inc. *	6,317	110,611
Smith Micro Software, Inc. *	4,841	37,034
Solarwinds, Inc. *	4,858	70,052
Solera Holdings, Inc.	10,783	427,869
Sonic Solutions, Inc. *	4,305	34,655
Sourcefire, Inc. *	3,444	87,374
SRA International, Inc., Class A *	6,339	122,026
SS&C Technologies Holdings, Inc. *	1,570	22,121
SuccessFactors, Inc. *	8,793	185,532
Synchronoss Technologies, Inc. *	2,985	46,148
Syntel, Inc.	3,569	137,389
Take-Two Interactive Software, Inc. *	13,146	109,375
Taleo Corp., Class A *	6,286	161,110
TechTarget *	5,053	22,435
TeleCommunication Systems, Inc., Class A *	6,602	20,334
TeleNav, Inc. *	3,557	19,919
TeleTech Holdings, Inc. *	4,891	62,018
Terremark Worldwide, Inc. *	6,726	56,364
The Knot, Inc. *	4,841	34,177
The Ultimate Software Group, Inc. *	3,820	125,754
THQ, Inc. *	10,753	38,173
TIBCO Software, Inc. *	25,814	374,045
TiVo, Inc. *	17,703	139,146
TNS, Inc. *	3,815	57,301
Tyler Technologies, Inc. *	5,483	94,911
Unisys Corp. *	5,889	131,678
United Online, Inc.	13,981	68,926
ValueClick, Inc. *	12,676	138,168
VASCO Data Security International, Inc. *	4,180	24,934
VeriFone Systems, Inc. *	11,751	284,139
Verint Systems, Inc. *	2,212	52,159
Vocus, Inc. *	2,804	41,555
WebMD Health Corp. *	7,472	380,624
Websense, Inc. *	6,039	117,459
Wright Express Corp. *	5,894	189,256

		14,632,909

Technology Hardware & Equipment 6.0%
3PAR, Inc. *	5,301	170,268
Acme Packet, Inc. *	5,633	189,269
ADC Telecommunications, Inc. *	15,216	192,787
ADTRAN, Inc.	9,666	303,802
Agilysys, Inc. *	2,498	10,841
Anaren, Inc. *	2,241	30,522
Anixter International, Inc. *	4,563	209,350
Arris Group, Inc. *	19,076	155,851
Aruba Networks, Inc. *	10,090	185,353
Aviat Networks, Inc. *	9,405	37,056
Avid Technology, Inc. *	4,412	48,885
AVX Corp.	8,105	100,745
Bel Fuse, Inc., Class B	1,683	31,186
Benchmark Electronics, Inc. *	9,828	137,887
BigBand Networks, Inc. *	7,032	18,986
Black Box Corp.	2,647	74,645
Blue Coat Systems, Inc. *	6,528	122,922
Brightpoint, Inc. *	10,964	65,345
Calix, Inc. *	2,793	33,963
Checkpoint Systems, Inc. *	6,144	112,681
Ciena Corp. *	14,399	179,556
Cogent, Inc. *	7,368	81,048
Cognex Corp.	5,636	109,902
Coherent, Inc. *	3,694	137,232
CommScope, Inc. *	14,527	272,381
Compellent Technologies, Inc. *	2,957	45,153
Comtech Telecommunications Corp. *	4,412	89,872
Comverge, Inc. *	3,238	21,468
CTS Corp.	5,301	42,620
Daktronics, Inc.	5,761	53,059
DG Fastchannel, Inc. *	3,877	61,412
Diebold, Inc.	10,374	269,102
Digi International, Inc. *	3,953	29,964
DTS, Inc. *	2,641	92,567
Echelon Corp. *	5,148	38,945

See financial notes 79

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
EchoStar Corp., Class A *	6,372	118,902
Electro Rent Corp.	2,804	33,171
Electro Scientific Industries, Inc. *	3,952	42,879
Electronics for Imaging, Inc. *	7,062	75,175
EMS Technologies, Inc. *	2,373	34,456
Emulex Corp. *	12,793	122,045
Extreme Networks, Inc. *	13,610	37,291
Fabrinet *	1,901	23,211
FARO Technologies, Inc. *	2,373	43,521
Finisar Corp. *	10,482	134,065
Harmonic, Inc. *	15,062	87,510
Hughes Communications, Inc. *	1,377	32,001
Hutchinson Technology, Inc. *	3,597	10,323
Hypercom Corp. *	7,231	22,633
ICx Technologies, Inc. *	1,838	14,061
Imation Corp. *	5,023	42,997
Infinera Corp. *	15,063	127,132
Insight Enterprises, Inc. *	7,187	94,437
InterDigital, Inc. *	6,909	170,791
Intermec, Inc. *	7,120	74,831
Intevac, Inc. *	3,089	29,098
IPG Photonics Corp. *	4,028	87,246
Isilon Systems, Inc. *	4,180	83,391
Ixia *	5,302	59,860
JDS Uniphase Corp. *	33,974	312,221
KEMET Corp. *	12,636	34,117
L-1 Identity Solutions, Inc. *	13,178	118,470
Lexmark International, Inc., Class A *	12,270	429,327
Littelfuse, Inc. *	3,444	128,255
Loral Space & Communications, Inc. *	1,836	98,299
Maxwell Technologies, Inc. *	3,569	40,187
Mercury Computer Systems, Inc. *	3,697	40,926
Meru Networks, Inc. *	2,186	27,981
Methode Electronics, Inc.	5,914	52,812
MTS Systems Corp.	2,527	67,345
Multi-Fineline Electronix, Inc. *	1,641	34,198
National Instruments Corp.	9,514	274,289
Netezza Corp. *	7,747	150,757
NETGEAR, Inc. *	5,599	118,251
Newport Corp. *	5,607	53,098
Novatel Wireless, Inc. *	4,870	28,295
Oclaro, Inc. *	7,537	77,179
Oplink Communications, Inc. *	3,241	50,949
Opnext, Inc. *	17,547	24,215
OSI Systems, Inc. *	2,526	74,719
Park Electrochemical Corp.	2,797	66,848
Plantronics, Inc.	7,662	209,249
Plexus Corp. *	6,038	138,995
Polycom, Inc. *	12,962	369,158
Power-One, Inc. *	12,720	129,490
QLogic Corp. *	17,828	265,548
Quantum Corp. *	31,440	45,274
Riverbed Technology, Inc. *	8,760	336,034
Rofin-Sinar Technologies, Inc. *	4,973	101,449
Rogers Corp. *	2,694	72,199
Sanmina-SCI Corp. *	12,335	111,385
ScanSource, Inc. *	4,181	104,358
SeaChange International, Inc. *	4,537	35,116
ShoreTel, Inc. *	3,138	14,498
Silicon Graphics International Corp. *	4,411	26,179
Smart Modular Technologies (WWH), Inc. *	6,726	31,545
Sonus Networks, Inc. *	32,288	95,573
STEC, Inc. *	5,455	60,878
Stratasys, Inc. *	3,136	71,219
Super Micro Computer, Inc. *	3,697	33,402
Sycamore Networks, Inc.	2,958	64,839
Symmetricom, Inc. *	6,786	34,473
Synaptics, Inc. *	5,135	135,667
SYNNEX Corp. *	3,604	83,108
Tech Data Corp. *	8,090	292,858
Technitrol, Inc.	6,143	22,791
Tekelec *	10,449	114,521
TTM Technologies, Inc. *	8,143	67,261
Universal Display Corp. *	5,289	104,246
UTStarcom, Inc. *	18,322	34,629
ViaSat, Inc. *	4,855	169,682
Vishay Intertechnology, Inc. *	26,910	206,938
Vishay Precision Group, Inc. *	1,920	27,821
X-Rite, Inc. *	7,059	23,224
Zebra Technologies Corp., Class A *	8,994	257,408

		11,551,405

Telecommunication Services 1.0%
AboveNet, Inc. *	3,800	196,156
Alaska Communications Systems Group, Inc.	6,757	65,273
Atlantic Tele-Network, Inc.	1,530	65,254
Cbeyond, Inc. *	3,875	46,306
Cincinnati Bell, Inc. *	32,057	75,334
Cogent Communications Group, Inc. *	6,623	57,752
Consolidated Communications Holdings, Inc.	3,668	63,603
General Communication, Inc., Class A *	6,145	55,366
Global Crossing Ltd. *	4,842	59,557
ICO Global Communications (Holdings) Ltd. *	25,667	34,394
Iridium Communications, Inc. *	6,188	53,650
Leap Wireless International, Inc. *	9,713	100,724
Neutral Tandem, Inc. *	5,301	59,901
NTELOS Holdings Corp.	4,536	73,392
PAETEC Holding Corp. *	20,336	83,378
Premiere Global Services, Inc. *	9,560	47,418
Shenandoah Telecommunications Co.	3,598	60,770
SureWest Communications *	2,191	13,475
Syniverse Holdings, Inc. *	10,805	222,259
tw telecom, Inc. *	23,239	407,496
USA Mobility, Inc.	3,445	49,470
Vonage Holdings Corp. *	15,494	33,467

		1,924,395

Transportation 2.6%
AirTran Holdings, Inc. *	21,330	96,198
Alaska Air Group, Inc. *	5,467	241,805
Alexander & Baldwin, Inc.	6,448	218,200
Allegiant Travel Co.	2,063	77,631
AMERCO *	918	74,184
American Commercial Lines, Inc. *	1,530	42,947
Arkansas Best Corp.	3,919	80,810
Atlas Air Worldwide Holdings, Inc. *	2,679	116,108
Avis Budget Group, Inc. *	16,105	146,878

80 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Baltic Trading Ltd.	2,633	29,437
Celadon Group, Inc. *	3,393	39,732
Con-way, Inc.	8,373	219,456
Continental Airlines, Inc., Class B *	21,762	486,163
Dollar Thrifty Automotive Group, Inc. *	4,195	197,333
Eagle Bulk Shipping, Inc. *	10,016	46,975
Forward Air Corp.	4,536	108,047
Genco Shipping & Trading Ltd. *	4,383	65,920
Genesee & Wyoming, Inc., Class A *	5,968	231,618
Hawaiian Holdings, Inc. *	8,030	39,347
Heartland Express, Inc.	8,390	122,158
Horizon Lines, Inc., Class A	4,841	19,316
Hub Group, Inc., Class A *	5,913	157,167
JetBlue Airways Corp. *	37,760	215,610
Kirby Corp. *	8,761	322,668
Knight Transportation, Inc.	9,225	173,799
Landstar System, Inc.	7,821	281,399
Marten Transport Ltd. *	2,373	46,772
Old Dominion Freight Line, Inc. *	7,032	163,916
Pacer International, Inc. *	5,456	27,935
Patriot Transportation Holding, Inc. *	228	17,034
RailAmerica, Inc. *	3,568	35,609
Republic Airways Holdings, Inc. *	5,482	38,538
Roadrunner Transportation Systems, Inc. *	1,845	21,642
SkyWest, Inc.	8,736	111,297
Universal Truckload Services, Inc. *	2,110	28,358
US Airways Group, Inc. *	24,866	224,789
UTI Worldwide, Inc.	15,272	213,961
Werner Enterprises, Inc.	8,104	161,594

		4,942,351

Utilities 3.0%
ALLETE, Inc.	4,568	162,484
American States Water Co.	2,788	92,924
Avista Corp.	8,564	178,731
Black Hills Corp.	5,962	181,424
California Water Service Group	2,952	102,759
Central Vermont Public Service Corp.	1,683	33,374
CH Energy Group, Inc.	2,566	108,131
Chesapeake Utilities Corp.	1,712	58,961
Cleco Corp.	9,741	275,963
Connecticut Water Service, Inc.	1,225	27,710
Dynegy, Inc. *	15,983	78,796
El Paso Electric Co. *	6,816	156,427
Great Plains Energy, Inc.	21,073	389,640
Hawaiian Electric Industries, Inc.	14,170	340,363
IDACORP, Inc.	7,329	256,955
MGE Energy, Inc.	3,722	138,905
Middlesex Water Co.	2,191	35,954
New Jersey Resources Corp.	6,886	256,228
Nicor, Inc.	7,034	297,468
Northwest Natural Gas Co.	4,181	189,985
NorthWestern Corp.	5,485	154,238
Ormat Technologies, Inc.	2,804	77,278
Piedmont Natural Gas Co., Inc.	10,491	286,195
PNM Resources, Inc.	12,335	141,112
Portland General Electric Co.	11,578	231,328
RRI Energy, Inc. *	54,685	189,757
SJW Corp.	2,228	51,489
South Jersey Industries, Inc.	4,689	220,336
Southwest Gas Corp.	7,010	220,465
The Empire District Electric Co.	6,234	122,311
The Laclede Group, Inc.	3,239	107,859
UIL Holdings Corp.	4,652	123,231
Unisource Energy Corp.	5,607	182,396
Unitil Corp.	1,672	35,580
WGL Holdings, Inc.	7,790	274,753

		5,781,510

Total Common Stock
(Cost $214,865,970)		192,859,962

Other Investment Company 0.1% of net assets

Money Fund 0.1%
State Street Institutional Liquid Reserves Fund - Institutional Class	191,661	191,661

Total Other Investment Company
(Cost $191,661)		191,661

End of Investments

At 8/31/10, the tax basis cost of the fund’s investments was $215,156,417 and the unrealized appreciation and depreciation were $5,132,592 and $(27,237,386), respectively, with a net unrealized depreciation of $(22,104,794).

*	Non-income producing security.

See financial notes 81

 Schwab U.S. Small-Cap ETF

Statement of
Assets and Liabilities
As of August 31, 2010

Assets

Investments, at value (cost $215,057,631)		$193,051,623
Receivables:
Investments sold		168,679
Dividends		142,951
Interest	+	39

Total assets		193,363,292

Liabilities

Payables:
Investments bought		51,802
Investment adviser and administrator fees	+	1,882

Total liabilities		53,684

Net Assets

Total assets		193,363,292
Total liabilities	−	53,684

Net assets		$193,309,608

Net Assets by Source
Capital received from investors		215,530,126
Net investment income not yet distributed		256,193
Net realized capital losses		(470,703)
Net unrealized capital losses		(22,006,008)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$193,309,608		7,300,001		$26.48

82 See financial notes

 Schwab U.S. Small-Cap ETF

Statement of
Operations
For October 30, 2009* through August 31, 2010

Investment Income

Dividends (net of foreign withholding tax of $32)		$1,285,256
Interest	+	296

Total investment income		1,285,552

Expenses

Investment adviser and administrator fees		152,971

Total expenses	−	152,971

Net investment income		1,132,581

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(472,235)
Net realized gains on in-kind redemptions	+	6,227,156

Net realized gains		5,754,921
Net unrealized losses on investments	+	(22,006,008)

Net realized and unrealized losses		(16,251,087)

Net decrease in net assets resulting from operations		($15,118,506)

*	Commencement of operations.

See financial notes 83

 Schwab U.S. Small-Cap ETF

Statements of
Changes in Net Assets
For the current period only. Because the fund commenced operations on October 30, 2009, it has no prior report period.

Operations

10/30/09*-8/31/10
Net investment income		$1,132,581
Net realized gains		5,754,921
Net unrealized losses	+	(22,006,008)

Net decrease in net assets resulting from operations		(15,118,506)

Distributions to Shareholders

Distributions from net investment income		$881,000

Transactions in Fund Shares

		10/30/09*-8/31/10
		SHARES	VALUE
Shares Sold		9,300,001	$265,207,908
Shares Redeemed	+	(2,000,000)	(55,898,794)

Net transactions in fund shares		7,300,001	$209,309,114

Shares Outstanding and Net Assets

		10/30/09*-8/31/10
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	7,300,001	193,309,608

End of period		7,300,001	$193,309,608

Net investment income not yet distributed			$256,193

*	Commencement of operations.

84 See financial notes

 Schwab U.S. ETFs

Financial Notes

1. Business Structure of the Funds

Each of the funds discussed in this report is a series of Schwab Strategic Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

Schwab Strategic Trust (organized January 27, 2009) Schwab U.S. Broad Market ETF Schwab U.S. Large-Cap ETF Schwab U.S. Large-Cap Growth ETF Schwab U.S. Large-Cap Value ETF Schwab U.S. Small-Cap ETF	Schwab International Equity ETF
Schwab International Small-Cap ETF
Schwab Emerging Markets Equity ETF
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF

The funds issue and redeem shares at their NAV only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.

Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of each fund will approximate its NAV, there may be times when the market price and the NAV vary significantly.

Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF and Schwab U.S. Small-Cap ETF commenced operations on October 30, 2009. Schwab U.S. Large-Cap Growth ETF and Schwab U.S. Large-Cap Value ETF commenced operations on December 9, 2009.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in the preparation of their financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by those funds in accordance with the 1940 Act for a given day.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

 85

 Schwab U.S. ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of August 31, 2010:

Schwab U.S. Broad Market ETF

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$271,274,844	$—	$—	$271,274,844
Other Investment Company(a)	473,428	—	—	473,428

Total	$271,748,272	$—	$—	$271,748,272

86

 Schwab U.S. ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Schwab U.S. Large-Cap ETF

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$272,066,546	$—	$—	$272,066,546
Other Investment Company(a)	668,488	—	—	668,488

Total	$272,735,034	$—	$—	$272,735,034

Schwab Large-Cap Growth ETF

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$108,618,577	$—	$—	$108,618,577
Other Investment Company(a)	213,684	—	—	213,684

Total	$108,832,261	$—	$—	$108,832,261

Schwab U.S. Large-Cap Value ETF

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$83,552,337	$—	$—	$83,552,337
Other Investment Company(a)	131,990	—	—	131,990

Total	$83,684,327	$—	$—	$83,684,327

Schwab U.S. Small-Cap ETF

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$192,859,962	$—	$—	$192,859,962
Other Investment Company(a)	191,661	—	—	191,661

Total	$193,051,623	$—	$—	$193,051,623

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

 87

 Schwab U.S. ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The funds have adopted the new guidance for the current period ended August 31, 2010. There were no significant transfers between Level 1 and Level 2 for the period ended August 31, 2010. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(d) Expenses:

Expenses that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. The investment adviser will pay the operating expenses of the funds, excluding interest expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses.

(e) Distributions to Shareholders:

The funds declare distributions from net investment income every quarter and net realized capital gains, if any, once a year.

(f) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates, and these differences may be material.

(g) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(h) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to the fund to be remote.

3. Risk factors:

Investing in the funds may involve certain risks, as described in the funds’ prospectus, including, but not limited to, those described below:

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investments in a fund will fluctuate, which means that the investors could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

88

 Schwab U.S. ETFs

Financial Notes (continued)

3. Risk factors (continued):

In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Historically, small and mid company stocks have been riskier than large company stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Smaller companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds, large-cap stocks and mid-cap stocks — a fund’s performance, to the extent invested in small-cap stocks, also will lag those other types of investments.

The funds are not actively managed. Therefore, the funds follow the stocks included in the index during upturns as well as downturns. Because of its indexing strategy, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the funds’ performance is normally below that of the index.

Certain funds may not fully replicate the index and may hold securities not included in the index. As a result, these funds are subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because these funds use a sampling approach, they may not track the return of the index as well as they would if the funds purchased all of the equity securities in the index.

The funds’ returns may not match the return of their indices. For example, differences between a fund’s securities and those in the index, rounding of prices, changes to the index and regulatory requirements may cause tracking error, the divergence of a fund’s performance from that of its index. A fund may not be able to invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational or liquidity constraints, which may result in tracking error. A fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. A fund also incurs fees and expenses while the index does not, which may result in tracking error.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

To the extent that the funds or the indices portfolios are concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the funds may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

A particular investment may be difficult to purchase or sell. The funds may be unable to sell illiquid securities at an advantageous time or price.

A fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of the fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market.

An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Please refer to the funds’ prospectus for a complete description of the principal risks of investing in the funds.

 89

 Schwab U.S. ETFs

Financial Notes (continued)

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust.

For its advisory and administrative services to each fund, the investment adviser is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

Effective June 14, 2010, the expense ratio is:

Schwab U.S.		Schwab U.S.	Schwab U.S.
Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.
Market ETF	Large-Cap ETF	Growth ETF	Value ETF	Small-Cap ETF

0.06%	0.08%	0.13%	0.13%	0.13%

Prior to June 14, 2010, the rate was:

Schwab U.S.		Schwab U.S.	Schwab U.S.
Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.
Market ETF	Large-Cap ETF	Growth ETF	Value ETF	Small-Cap ETF

0.08%	0.08%	0.15%	0.15%	0.15%

The investment adviser will pay the operating expenses of the funds, excluding interest expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses.

Prior to December 14, 2009, the Trust had a Distribution and Shareholder Services (12b-1) Plan (the “Plan”) pursuant to which the fund was subject to an annual 12b-1 fee up to 0.25% of its average daily net assets. The Board had determined that no such fees would be charged under the plan until November 14, 2011. However, on December 14, 2009, the Board of Trustees of the Trust approved the termination of the Plan.

The funds may engage in certain transactions involving affiliates, including investing in outstanding shares of The Charles Schwab Corporation. Below is a summary of investing and income activity involving The Charles Schwab Corporation during the period ended August 31, 2010:

	Balance
	of Shares			Balance		Realized	Dividends
	Held at			of Shares	Market	Gain (Loss)	Received
	Beginning	Gross	Gross	Held at	Value at	During	During
Fund	of Period[1]	Additions	Sales	8/31/2010	8/31/2010	Period	Period

Schwab U.S. Broad Market ETF	—	24,378	(2,244)	22,134	$282,430	($1,815)	$3,084
Schwab U.S. Large-Cap ETF	—	26,826	(944)	25,882	330,254	610	3,283
Schwab U.S. Large-Cap Growth ETF	—	23,634	(1,212)	22,422	286,105	267	2,949

[1]	Schwab U.S. Broad Market ETF and Schwab U.S. Large-Cap ETF commenced operations on October 30, 2009. Schwab U.S. Large-Cap Growth ETF commenced operations on December 9, 2009.

The funds may engage in direct transactions with certain other Schwab ETFs when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. During the period ended August 31, 2010, there were no security transactions with other Schwab ETFs.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds including Schwab ETFs. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

90

 Schwab U.S. ETFs

Financial Notes (continued)

5. Other Service Providers:

SEI Investments Distribution Co. (the “Distributor”) is the principal underwriter and distributor of shares of the funds.

State Street Bank and Trust Company serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.

State Street Bank and Trust Company also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or an affiliate. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the period. The trust did not pay any of these persons for their service as trustees.

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended August 31, 2010, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab U.S. Broad Market ETF	$6,168,166	$4,060,116
Schwab U.S. Large-Cap ETF	7,479,074	5,239,055
Schwab U.S. Large-Cap Growth ETF	5,616,560	4,345,440
Schwab U.S. Large-Cap Value ETF	3,061,881	2,507,169
Schwab U.S. Small-Cap ETF	14,600,863	10,326,746

8. In-Kind Transactions:

The consideration for the purchase of Creation Units of a fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

The in-kind transactions for the period ended August 31, 2010 were as follows:

	In-kind Purchases	In-kind Sales

Schwab U.S. Broad Market ETF	$317,020,286	$27,898,783
Schwab U.S. Large-Cap ETF	300,208,038	10,696,598
Schwab U.S. Large-Cap Growth ETF	123,192,815	7,788,668
Schwab U.S. Large-Cap Value ETF	88,612,931	1,300,266
Schwab U.S. Small-Cap ETF	262,535,024	55,086,984

For the period ended August 31, 2010, certain funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended August 31, 2010 are disclosed in the funds’ Statements of Operations.

 91

 Schwab U.S. ETFs

Financial Notes (continued)

9. Federal Income Taxes:

As of August 31, 2010, the components of distributable earnings on a tax-basis were as follows:

	Schwab U.S.		Schwab U.S.	Schwab U.S.
	Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.
	Market ETF	Large-Cap ETF	Growth ETF	Value ETF	Small-Cap ETF

Undistributed ordinary income	$965,625	$1,133,977	$159,353	$476,283	$258,341
Unrealized appreciation	5,695,830	5,352,629	3,187,415	1,288,225	5,132,592
Unrealized depreciation	(26,099,833)	(25,279,706)	(10,957,980)	(5,555,828)	(27,237,386)
Net unrealized appreciation/(depreciation)	(20,404,003)	(19,927,077)	(7,770,565)	(4,267,603)	(22,104,794)

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and Real Estate Investment Trusts (REITS).

For tax purposes, net realized capital losses occurring after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2010, capital losses deferred for each fund were as follows:

	Schwab U.S.		Schwab U.S.	Schwab U.S.
	Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.
	Market ETF	Large-Cap ETF	Growth ETF	Value ETF	Small-Cap ETF

Deferred capital losses	$132,136	$115,105	$90,359	$113,939	$374,065

The tax-basis components of distributions paid during the current period were:

	Schwab U.S.		Schwab U.S.	Schwab U.S.
	Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.
	Market ETF	Large-Cap ETF	Growth ETF	Value ETF	Small-Cap ETF

Ordinary income	$1,831,500	$1,572,500	$297,500	$572,500	$881,000
Long-term capital gains	—	—	—	—	—
Return of capital	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; in-kind transactions; capital losses related to wash sales and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital accounts and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of August 31, 2010, the funds made the following reclassifications:

	Schwab U.S.		Schwab U.S.	Schwab U.S.
	Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.
	Market ETF	Large-Cap ETF	Growth ETF	Value ETF	Small-Cap ETF

Capital shares	$1,862,818	$1,212,147	$555,994	$99,730	$6,221,012
Undistributed net investment income	136	33	—	16	4,612
Net realized capital gains and losses	(1,862,954)	(1,212,180)	(555,994)	(99,746)	(6,225,624)

Management has reviewed the funds’ tax positions taken for its open income tax period ended August 31, 2010, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2010, the funds did not incur any interest or penalties.

92

 Schwab U.S. ETFs

Financial Notes (continued)

9. Federal Income Taxes (continued):

For the period ended August 31, 2010, the following funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 8) as an increase or decrease to paid in capital in the Statements of Assets and Liabilities as follows:

	Schwab U.S.		Schwab U.S.	Schwab U.S.
	Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.
	Market ETF	Large-Cap ETF	Growth ETF	Value ETF	Small-Cap ETF

Net realized gains and losses reclassified to paid in capital	$1,871,272	$1,219,031	$556,113	$99,752	$6,227,156

10. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab U.S. Broad Market ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Small-Cap ETF

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF and Schwab U.S. Small-Cap ETF (five of the portfolios constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at August 31, 2010, and the results of their operations, changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
October 18, 2010

94

Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the period ended August 31, 2010 qualify for the corporate dividends received deduction:

Schwab U.S. Broad Market ETF	97.48%
Schwab U.S. Large-Cap ETF	99.59%
Schwab U.S. Large-Cap Growth ETF	100%
Schwab U.S. Large-Cap Value ETF	100%
Schwab U.S. Small-Cap ETF	79.38%

For the period ended August 31, 2010, the funds designated the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2011 via IRS form 1099 of the amount for use in preparing their 2010 income tax return.

Schwab U.S. Broad Market ETF	$1,812,910
Schwab U.S. Large-Cap ETF	1,572,500
Schwab U.S. Large-Cap Growth ETF	297,500
Schwab U.S. Large-Cap Value ETF	572,500
Schwab U.S. Small-Cap ETF	726,014

 95

Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Bid/Offer Midpoint vs. NAV as of August 31, 2010

The following charts are provided to show the frequency at which the daily market price on the NYSE Arca, Inc. (“Exchange”), the secondary market for shares of each fund, was at a discount or premium to such fund’s daily NAV. The market price of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund’s NAV is calculated (referred to as the “Bid/Offer Midpoint”). Each fund’s Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a Fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand.

Schwab U.S. Broad Market ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points

Commencement of trading (11/3/09) through 8/31/10	1	—	—	—	—	—

Schwab U.S. Large-Cap ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points

Commencement of trading (11/3/09) through 8/31/10	—	—	—	—	—	—

Schwab U.S. Large-Cap Growth ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points

Commencement of trading (12/11/10) through 8/31/10	—	—	—	—	—	—

Schwab U.S. Large-Cap Value ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points

Commencement of trading (12/11/10) through 8/31/10	—	—	—	—	—	—

96

Schwab U.S. Small-Cap ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points

Commencement of trading (11/03/09) through 8/31/10	—	—	—	—	—	—

 97

Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 84 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Retired. Consulting Managing Director, PIMCO (investment adviser) (January 2003 – December 2008); Managing Director, PIMCO (February 1999 – December 2002); President and Trustee, PIMCO Funds and PIMCO Variable Insurance Trust (investments) (February 1994 – May 2005).	11	Independent Director and Chairman of Corporate Governance/Nominating Committee, PS Business Parks, Inc. (2005 – present).
Trustee and member of Nominating/Corporate Governance Committee, PIMCO Funds (investment company consisting of 84 portfolios) (1997 – 2008).
Trustee and member of Nominating/Corporate Governance Committee, PIMCO Variable Insurance Trust (investment company consisting of 16 portfolios) (1997 – 2008).
Trustee and Chairman, PIMCO Strategic Global Government Fund (investment company consisting of one portfolio) (1997 – 2008).
Trustee, PCIM Fund, Inc. (investment company consisting of one portfolio) (1997 – 2008).

Mark A. Goldfarb 1952 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Founder and Managing Director, SS&G Financial Services (financial services) (May 1987 – present).	11	None

Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Advisor (June 2008 – present) and Chief Executive Officer (January 1998 – January 2008), Asset International, Inc. (publisher of financial services information); Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (June 2008 – present).	11	None

98

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Strategic Trust since 2009.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc., and The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	84	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Strategic Trust since 2009.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002 – present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present); President and Chief Executive Officer, Schwab Funds (July 2007 – present); Trustee (June 2006 – Dec. 2009), President and Chief Executive Officer (July 2007 – March 2008, July 2010 – present), Laudus Funds; President and Chief Executive Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Secretary and Chief Legal Officer, Schwab Funds (Nov. 1998 – present); Vince President and Assistant Clerk, Laudus Funds (Feb. 2010 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

 99

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of Schwab Strategic Trust since 2009.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President and Assistant Secretary, Schwab Funds (Dec. 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds.

Michael Haydel 1972 Vice President (Officer of Schwab Strategic Trust since 2009.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President, Schwab Funds (June 2007 – present); Vice President (Oct. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds.

[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Trust’s retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first.
[2]	Mr. Bettinger is an Interested Trustee because he is an employee of Schwab and/or the investment adviser. In addition to his employment with the investment adviser and Schwab, Mr. Bettinger also owns stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

100

Glossary

ask See “offer.”

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

authorized participant (AP) A large institutional investor that places orders for creation units with the funds’ distributor.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bid The highest price at which someone is willing to buy a security.

cap, capitalization See “market cap.”

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commencement of operations The date that the first NAV was calculated.

creation unit (C.U.) A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.

exchange A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.

expense ratio The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

inception date The date that the shares began trading in the secondary market.

indicative optimized portfolio value (IOPV) A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.

liquidity The ability to convert a security or asset quickly into cash.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

market price return The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds).

net asset value (NAV) The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

NAV return The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.

offer (ask) The lowest price at which an individual is willing to sell a security.

open The price at which a security opened for trading on a given day.

outstanding shares, shares outstanding When speaking of the fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

primary market The market that deals with the issuance of new securities.

sampling If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.

secondary market The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.

spread The gap between bid and ask prices of a security.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

tracking error The difference between the performance of the fund and its benchmark index, positive or negative.

 101

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

At The Charles Schwab Corporation and its affiliates and subsidiaries (“Schwab,” “us,” or “we”), we’re committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect, how we use and share that information, and your ability to limit certain information sharing. This Privacy Notice applies to customers; retirement, other employee benefit, or stock option plan participants (“participants” includes beneficiaries under the plan and certain other employees); and other consumers with whom we have a relationship, as well as to former customers and participants. Throughout this Privacy Notice (for the purposes of this Privacy Notice only), “customers” includes retirement plan participants and other consumers with whom we have a relationship, unless specifically noted otherwise. The information we collect and how we may use it may vary depending upon the product, service, or Schwab affiliate involved. For example, Schwab may have an agreement or policy with investment advisors, employers, or plan sponsors that further limits the sharing of your personal information.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account, enroll in one of our services, or participate in a Schwab promotion. We may also receive personal information from your employer or retirement or other employee benefit plan sponsor where Schwab has been hired to provide services to your company’s benefit, stock option, or similar plan. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity, employment, or creditworthiness, or to better understand your financial needs. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments, and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions, and history. This information allows us to administer your account and provide the services you or your employer or plan sponsor have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on the Schwab website(s) you use.

How We Share and Use Your Information

We may share your information with outside companies and other third parties in certain circumstances, including:

•	To help us process transactions for your account;

•	When we use other companies to provide services for us, such as printing and mailing your account statements;

•	When we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

Certain Schwab affiliates and subsidiaries may also enter into a joint-marketing agreement with another financial institution in order to provide you with a Schwab-branded financial product or service.

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected, and is accessed only by authorized individuals who are trained regarding Schwab’s privacy and information safeguarding practices. Schwab maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. To learn more about our security measures and the measures you need to take, please click the Privacy link on the Schwab website(s) you use.

Contact Us

To change your privacy preferences, provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab ETFtm direct investors:  1-800-435-4000

© 2010 Schwab ETFstm. All rights reserved.

102

Notes

Notes

Schwab ETFstmare designed to be low-cost, diversified investments. Each fund follows broad market indices and provides exposure to specific segments of the market making them solid investment options for the core portions of an investor portfolio. The list to the right shows all currently available Schwab ETFs.

Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabetfs.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab ETFs at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the Schwab ETFs’ website at www.schwabetfs.com or the SEC’s website at http://www.sec.gov.

Schwab ETFs

U.S. ETFs
Schwab U.S. Broad Market ETFtm
Schwab U.S. Large-Cap ETFtm
Schwab U.S. Large-Cap Growth ETFtm
Schwab U.S. Large-Cap Value ETFtm
Schwab U.S. Small-Cap ETFtm

International ETFs
Schwab International Equity ETFtm
Schwab International Small-Cap Equity ETFtm
Schwab Emerging Markets Equity ETFtm

Fixed Income ETFs
Schwab Short-Term U.S. Treasury ETFtm
Schwab Intermediate-Term U.S. Treasury ETFtm
Schwab U.S. TIPS ETFtm

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Schwab ETFsTM
1-800-435-4000

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2010 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR57932-00

Annual report dated August 31, 2010 enclosed.

Schwab International ETFs

Schwab International
Equity ETFtm

Schwab International Small-Cap
Equity ETFtm

Schwab Emerging Markets
Equity ETFtm

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Schwab International ETFs

Annual Report
August 31, 2010

Schwab International
Equity ETFtm

Schwab International Small-Cap
Equity ETFtm

Schwab Emerging Markets
Equity ETFtm

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

Total Return from Inception* to August 31, 2010

Schwab International Equity ETFtm (Ticker Symbol: SCHF)

NAV Return[1]	-3.33%
Market Price Return[1]	-3.42%
FTSE Developed ex-US Index	-3.02%
ETF Category: Morningstar Foreign Large-Cap Blend[2]	-3.32%

Performance Details	pages 4-5

Schwab International Small-Cap Equity ETFtm (Ticker Symbol: SCHC)

NAV Return[1]	-5.88%
Market Price Return[1]	-5.52%
FTSE Developed Small Cap ex-US Liquid Index	-5.11%
ETF Category: Morningstar Foreign Small/Mid Growth[2]	-5.26%

Performance Details	pages 6-7

Schwab Emerging Markets Equity ETFtm (Ticker Symbol: SCHE)

NAV Return[1]	-2.68%
Market Price Return[1]	-2.40%
FTSE All-Emerging Index	-1.92%
ETF Category: Morningstar Diversified Emerging Markets[2]	-2.10%

Performance Details	pages 8-9

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Exchange-traded funds are subject to risks similar to those of stocks. Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF. Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Index ownership — “FTSE®” is a trademark of The Financial Times Limited (“FT”) and the London Exchange plc (the “Exchange”) and is used by the fund under license. Schwab ETFs are not sponsored, endorsed, sold or promoted by FT or the Exchange and FT and the Exchange do not make any representation regarding the advisability of investing in shares of the fund.

*	Inception represents the date that the shares began trading in the secondary market. For the Schwab International Equity ETF, total returns are since inception date of 11/3/09. For the Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF, total returns are since inception date of 1/14/10. These total returns may differ from those disclosed in the Financial Highlights, as the total returns in the Financial Highlights are calculated from the commencement of operations date which is the first day the NAV was determined.

[1]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.

[2]	The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

Schwab International ETFs 1

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

We are pleased to provide you this first annual report for the Schwab international equity Exchange-Traded Funds (ETFs). The content covers the period from the inception date of each fund through August 31, 2010, and includes information about the performance and management of the three international equity ETFs.

Schwab is committed to offering investors ETFs that can play an important role in building a diversified portfolio, at low cost. In June 2010, we reduced the operating expense ratios on six of our eight equity ETFs, making Schwab ETF expense ratios among the lowest in the industry. Moreover, in August 2010, we launched three new fixed income ETFs that offer investors broad access to the U.S. Treasury markets. With the addition of the Schwab U.S. TIPS ETFtm, the Schwab Short-Term U.S. Treasury ETFtm, and the Schwab Intermediate-Term U.S. Treasury ETFtm, investors can now choose from our growing suite of Schwab ETFstm to gain exposure to a core asset class or to combine several ETFs as part of a diversified portfolio.

All three of the international equity ETFs had returns that were consistent with their respective indices for the reporting period. For details about each fund’s performance, please see the managers’ discussion and analysis in the following pages. If you have any questions about the Schwab ETFs or any of our mutual funds, we are always available at 1-800-435-4000, and additional resources may be found on schwab.com.

Thank you for investing with us.

Sincerely,

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 800-435-4000. Please read the prospectus carefully before investing.

2 Schwab International ETFs

Fund Management

Dustin Lewellyn, CFA, a managing director of the Adviser, oversees the Adviser’s management of ETFs. Prior to joining the firm in May 2009, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio operations and product management at a large asset management firm for more than six years.

Agnes Hong, CFA, a managing director and portfolio manager of the Adviser, has day-to-day responsibility for co-management of the funds. Prior to joining the firm in September 2009, she worked for more than five years as a portfolio manager for a major asset management firm.

Ferian Juwono, CFA, a managing director and portfolio manager of the Adviser, has day-to-day responsibility for co-management of the funds. Prior to joining the firm in May 2010, he was a portfolio manager at a major asset management firm for three years. Before that position, he was a senior business analyst at a major financial firm for nearly two years. In addition, he was a senior financial analyst at a regional banking firm for four years.

Schwab International ETFs 3

Schwab International Equity ETF™

The Schwab International Equity ETF seeks to track as closely as possible, before fees and expenses, the total return of the FTSE Developed ex-US Index. The index includes the top 90% of market capitalization companies from eligible Global Equity ex U.S. Investable Stock (GEIS) securities in developed markets, as defined by FTSE. The index is comprised of approximately 85% large-cap and 15% mid-cap stocks. The fund invests in a representative sample of securities included in the index that collectively has a similar profile to the index. Due to the use of representative sampling, the fund may or may not hold all of the securities included in the index.

During the reporting period that began with the fund’s inception date of November 3, 2009, and ended August 31, 2010, the fund’s market price return was -3.42% and its NAV return was -3.33%. (For an explanation of market price and NAV returns, please refer to footnote 3 on the following page.) The index returned -3.02% during the same period.

The overall return of the fund and index was weighed down by the global economic recession and the European sovereign debt crisis. The equity market went through dramatic shifts in investor sentiment. The index advanced early in the year as global economic recovery began to gain momentum. However, it fell sharply between April and June as market conditions changed and a sovereign debt crisis in Greece spread to other European markets. Markets rebounded slightly when a large-scale European bailout was announced in early summer, but were unable to fully recover from the earlier losses.

Performance for the index varied across countries. Developed Asian economies fared better than the rest and posted solid gains with the exception of Japan. The best country performer during the reporting period was Singapore, up 18%, largely due to export-driven recoveries as China’s stimulus effort benefited economies in the Pacific Rim.

European markets dragged down the index during the period with many countries posting double-digit losses. Greece’s heavy debt burden, compounded by a downgrade in its credit rating, drove the Greek equity market down 55%, the worst country performer for the reporting period.

Five of the fund’s ten largest holdings generated negative returns, led by energy producers British Petroleum of the United Kingdom (UK) and Total of France. British Petroleum was the worst performer in the index, plunging 37% after one of its deepwater oil rigs exploded in the Gulf of Mexico, causing the largest marine oil spill in the history of the petroleum industry. Financials was the second worst performing sector, affected by the heightened uncertainty about financial sector exposure to sovereign risk, as well as increased funding costs in Europe. British bank, HSBC, and Spanish bank, Banco Santander, both posted double-digit negative returns. Swiss food company, Nestle, and UK telecom company, Vodafone Group, posted the biggest gains.

As of 8/31/10:

 Statistics

Number of Holdings	824
Weighted Average Market Cap ($ x 1,000,000)	$42,249
Price/Earnings Ratio (P/E)	19.0
Price/Book Ratio (P/B)	1.4
Portfolio Turnover Rate[2]	6%

 Sector Weightings % of Investments

Financials	25.6%
Industrials	11.8%
Materials	10.9%
Consumer Staples	10.1%
Consumer Discretionary	9.3%
Energy	8.4%
Health Care	6.8%
Information Technology	5.7%
Telecommunication Services	5.6%
Utilities	5.5%
Other	0.3%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Nestle S.A. - Reg’d	1.7%
HSBC Holdings plc	1.5%
Vodafone Group plc	1.1%
Novartis AG - Reg’d	1.0%
Samsung Electronics Co., Ltd. GDR - Reg’d	1.0%
Total S.A.	1.0%
BP plc	1.0%
BHP Billiton Ltd.	1.0%
Banco Santander S.A.	0.8%
Roche Holding AG	0.8%
Total	10.9%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Exchange-traded funds are subject to risks similar to those of stocks. Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	Not annualized.

4 Schwab International ETFs

 Schwab International Equity ETFtm

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

November 3, 2009 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1

 Total Returns1,2

Fund and Inception Date	Since Inception*

Fund: Schwab International Equity ETFtm (11/3/09)
NAV Return[3]	-3.33%
Market Price Return[3]	-3.42%
FTSE Developed ex-US Index	-3.02%
ETF Category: Morningstar Foreign Large Blend[4]	-3.32%

Fund Expense Ratio5: 0.13%

 Style Assessment6

 Country Weightings % of Investments

Japan	18.1%
United Kingdom	16.6%
France	8.5%
Canada	8.2%
Australia	7.3%
Switzerland	7.2%
Germany	6.4%
Republic of Korea	4.0%
Spain	3.5%
Netherlands	3.5%
Other Countries	16.7%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

International investing may involve risk of capital loss from unfavorable fluctuation in currency vales, from differences in generally accepted accounting principals, or from economic or political instability in other nations.

Index ownership — “FTSE®” is a trademark of The Financial Times Limited (“FT”) and the London Exchange plc (the “Exchange”) and is used by the fund under license. Schwab ETFs are not sponsored, endorsed, sold or promoted by FT or the Exchange and FT and the Exchange do not make any representation regarding the advisability of investing in shares of the fund.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[4]	The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus. Effective June 14, 2010, the annual operating expense was reduced. See financial note 4 for more information.
[6]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 8/31/10, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab International ETFs 5

Schwab International Small-Cap Equity ETF™

The Schwab International Small-Cap Equity ETF seeks to track as closely as possible, before fees and expenses, the total return of the FTSE Developed Small Cap ex-US Liquid Index. The index includes the bottom 10% of market capitalization from eligible Global Equity ex U.S. Investable Stock (GEIS) securities with a minimum float-adjusted market capitalization of $150M in developed markets, as defined by FTSE. The fund invests in a representative sample of securities included in the index that collectively has a similar profile to the index. Due to the use of representative sampling, the fund may or may not hold all of the securities included in the index.

During the reporting period that began with the fund’s inception date of January 14, 2010, and ended August 31, 2010, the fund’s market price return was -5.52% and its NAV return was -5.88%. (For an explanation of market price and NAV returns, please refer to footnote 3 on the following page.) The index returned -5.11% during the same period.

The European sovereign debt crisis and a lack of confidence in the global financial system drove the negative returns in the fund and index. The only region posting a positive return in the index was North America. Gaining 2% during the period, Canada escaped much of the fallout from the global debt crisis and was the top contributor to the fund’s performance. Greece and Portugal were the worst country performers, down 34% and 24% respectively. The European debt crisis and the subsequent credit rating downgrades to Greece and Portugal led to further equity market declines.

Eight of the top ten holdings in the fund had positive performance for the period. British technology company, ARM Holdings, and Canadian gold mining company, Red Back Mining, were the two top performers. Two Canadian energy producers, Niko Resources and Crescent Point Energy, posted negative returns.

As of 8/31/10:

 Statistics

Number of Holdings	927
Weighted Average Market Cap ($ x 1,000,000)	$2,410
Price/Earnings Ratio (P/E)	40.3
Price/Book Ratio (P/B)	1.4
Portfolio Turnover Rate[2]	7%

 Sector Weightings % of Investments

Industrials	22.9%
Financials	17.8%
Materials	15.8%
Consumer Discretionary	14.4%
Information Technology	7.9%
Energy	7.5%
Consumer Staples	5.4%
Health Care	4.9%
Utilities	2.4%
Telecommunication Services	0.9%
Other	0.1%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Eldorado Gold Corp.	0.7%
Silver Wheaton Corp.	0.6%
Red Back Mining, Inc.	0.5%
IAMGOLD Corp.	0.5%
Ivanhoe Mines Ltd.	0.5%
Tim Hortons, Inc.	0.5%
Crescent Point Energy Corp.	0.4%
Niko Resources, Ltd.	0.4%
ARM Holdings plc	0.4%
Pacific Rubiales Energy Corp.	0.4%
Total	4.9%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Exchange-traded funds are subject to risks similar to those of stocks. Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	Not annualized.

6 Schwab International ETFs

 Schwab International Small-Cap Equity ETFtm

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

January 14, 2010 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1

 Total Returns1,2

Fund and Inception Date	Since Inception*

Fund: Schwab International Small-Cap Equity ETFtm (1/14/10)
NAV Return[3]	-5.88%
Market Price Return[3]	-5.52%
FTSE Developed Small Cap ex-US Liquid Index	-5.11%
ETF Category: Morningstar Foreign Small/Mid Growth[4]	-5.26%

Fund Expense Ratio5: 0.35%

 Style Assessment6

 Country Weightings % of Investments

Canada	19.3%
United Kingdom	17.1%
Japan	13.2%
Australia	5.9%
Switzerland	5.9%
Germany	4.6%
France	4.4%
Sweden	4.2%
Hong Kong	3.6%
Republic of Korea	2.9%
Other Countries	18.9%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

International investing may involve risk of capital loss from unfavorable fluctuation in currency vales, from differences in generally accepted accounting principals, or from economic or political instability in other nations.

Investments in smaller companies typically exhibit higher volatility.

Index ownership — “FTSE®” is a trademark of The Financial Times Limited (“FT”) and the London Exchange plc (the “Exchange”) and is used by the fund under license. Schwab ETFs are not sponsored, endorsed, sold or promoted by FT or the Exchange and FT and the Exchange do not make any representation regarding the advisability of investing in shares of the fund.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[4]	The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus.
[6]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 8/31/10, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab International ETFs 7

Schwab Emerging Markets Equity ETF™

The Schwab Emerging Markets Equity ETF seeks to track as closely as possible, before fees and expenses, the total return of the FTSE All-Emerging Index. The index includes the top 90% of market capitalization from eligible Global Equity ex U.S. Investable Stock (GEIS) securities in emerging markets, as defined by FTSE. The index is comprised of approximately 85% large cap and 15% mid cap stocks. The fund invests in a representative sample of securities included in the index that collectively has a similar profile to the index. Due to the use of representative sampling, the fund may or may not hold all of the securities included in the index.

During the reporting period that began with the fund’s inception date of January 14, 2010, and ended August 31, 2010, the fund’s market price return was -2.40% and its NAV return was -2.68%. (For an explanation of market price and NAV returns, please refer to footnote 3 on the following page.). The index returned -1.92% during the same period.

The global economic downturn and reduced risk appetite led the decline in the index. Despite the negative returns, emerging markets performed better than developed markets as a group, with their lower public debt and more robust growth prospects.

Colombia was the best performer, up over 30% for the period. As a top-performing equity market over the past decade, Colombia continued to surge ahead based on new infrastructure development, commodity exports and a growing middle class.

Eastern Europe experienced the highest regional decline. Hungary was the worst performer, plummeting more than 20% during the reporting period on concern over the euro-zone debt contagion, as well as reduction of its credit outlook by Standard & Poor’s after talks broke down with the International Monetary Fund and the European Union (EU) on a review of the country’s 20-billion Euro rescue loan.

Seven of the fund’s ten largest holdings generated negative returns for the reporting period, led by energy producers Petroleo Brasileiro of Brazil and Gazprom of Russia. China Mobile, the fund’s largest holding, generated positive returns, as well as the fund’s top two bank holdings, China Construction Bank and Itau Unibanco of Brazil.

As of 8/31/10:

 Statistics

Number of Holdings	482
Weighted Average Market Cap ($ x 1,000,000)	$49,137
Price/Earnings Ratio (P/E)	16.0
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate[2]	23%

 Sector Weightings % of Investments

Financials	26.6%
Energy	15.9%
Materials	14.9%
Telecommunication Services	9.1%
Information Technology	8.6%
Consumer Staples	7.0%
Industrials	7.0%
Consumer Discretionary	4.8%
Utilities	3.9%
Health Care	1.0%
Other	1.2%
Total	100.0%

 Top Equity Holdings % of Net Assets1

China Mobile Ltd.	1.9%
Petroleo Brasileiro S.A. ADR	1.7%
Vale S.A. ADR - Preferred	1.6%
Gazprom ADR	1.6%
Itau Unibanco Holding S.A. ADR	1.5%
America Movil S.A.B. de C.V., Series L	1.5%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.4%
Vale S.A. ADR - Common	1.4%
China Construction Bank Corp., H Shares	1.3%
Petroleo Brasileiro S.A. ADR	1.3%
Total	15.2%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Exchange-traded funds are subject to risks similar to those of stocks. Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	Not annualized.

8 Schwab International ETFs

 Schwab Emerging Markets Equity ETFtm

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

January 14, 2010 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1

 Total Returns1,2

Fund and Inception Date	Since Inception*

Fund: Schwab Emerging Markets Equity ETFtm (1/14/10)
NAV Return[3]	-2.68%
Market Price Return[3]	-2.40%
FTSE All-Emerging Index	-1.92%
ETF Category: Morningstar Diversified Emerging Markets[4]	-2.10%

Fund Expense Ratio5: 0.25%

 Style Assessment6

 Country Weightings % of Investments

Brazil	18.6%
China	17.3%
India	12.0%
Taiwan	11.7%
South Africa	9.3%
Russia	7.9%
Mexico	5.1%
Malaysia	4.6%
Indonesia	2.6%
Chile	2.1%
Other Countries	8.8%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

International investing may involve risk of capital loss from unfavorable fluctuation in currency vales, from differences in generally accepted accounting principals, or from economic or political instability in other nations.

Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

Index ownership — “FTSE®” is a trademark of The Financial Times Limited (“FT”) and the London Exchange plc (the “Exchange”) and is used by the fund under license. Schwab ETFs are not sponsored, endorsed, sold or promoted by FT or the Exchange and FT and the Exchange do not make any representation regarding the advisability of investing in shares of the fund.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[4]	The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus. Effective June 14, 2010, the annual operating expense was reduced. See financial note 4 for more information.
[6]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 8/31/10, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab International ETFs 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2010 and held through August 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 3/01/10	at 8/31/10	3/01/10–8/31/10

Schwab International Equity ETFtm*
Actual Return	0.14%	$1,000	$973.80	$0.70
Hypothetical 5% Return	0.14%	$1,000	$1,024.50	$0.71

Schwab International Small-Cap Equity ETFtm
Actual Return	0.35%	$1,000	$1,012.50	$1.78
Hypothetical 5% Return	0.35%	$1,000	$1,023.44	$1.79

Schwab Emerging Markets Equity ETFtm*
Actual Return	0.30%	$1,000	$1,050.60	$1.55
Hypothetical 5% Return	0.30%	$1,000	$1,023.82	$1.53

*	Effective June 14, 2010, the annual operating expense was reduced. See financial note 4 for more information.
[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers the period since commencement of operations through 8/31/10.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

10 Schwab International ETFs

Schwab International Equity ETF™

Financial Statements

Financial Highlights

	10/30/09[1]–
	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.38
Net realized and unrealized gains (losses)	(1.52)

Total from investment operations	(1.14)
Less distributions:
Distributions from net investment income	(0.04)

Net asset value at end of period	23.82

Total return (%)	(4.57)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.14	[3,4]
Gross operating expenses	0.14	[3]
Net investment income (loss)	2.94	[3]
Portfolio turnover rate[5]	6	[2]
Net assets, end of period ($ x 1,000)	285,869

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Effective June 14, 2010, the annual operating expense was reduced. The ratio presented for period ended August 31, 2010 is a blended rate. Please see financial note 4 for more information.
5 Portfolio turnover rate excludes securities received or delivered from processing of in kind creations or redemptions.

See financial notes 11

 Schwab International Equity ETF

Portfolio Holdings as of August 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on Schwab’s website at www.schwab.com/schwabetfs.

		Cost	Value
Holdings by Category		($)	($)

99.2%	Common Stock	301,904,708	283,462,328
0.3%	Other Investment Company	901,164	901,164
0.2%	Preferred Stock	654,052	672,897

99.7%	Total Investments	303,459,924	285,036,389
0.3%	Other Assets and Liabilities, Net		832,585

100.0%	Net Assets		285,868,974

	Number	Value
Security	of Shares	($)

Common Stock 99.2% of net assets

Australia 7.3%

Banks 2.0%
Australia & New Zealand Banking Group Ltd.	60,480	1,216,025
Bank of Queensland Ltd.	5,760	50,395
Bendigo & Adelaide Bank Ltd.	11,280	84,635
Commonwealth Bank of Australia	39,360	1,762,129
National Australia Bank Ltd.	54,720	1,129,923
Westpac Banking Corp.	74,880	1,446,239

		5,689,346

Capital Goods 0.1%
CSR Ltd.	24,240	36,785
GWA International Ltd.	21,000	55,512
Leighton Holdings Ltd.	2,760	75,416

		167,713

Commercial & Professional Services 0.1%
Brambles Ltd.	41,880	218,433
Spotless Group Ltd.	18,600	33,276

		251,709

Consumer Durables & Apparel 0.0%
Billabong International Ltd.	6,480	43,603

Consumer Services 0.2%
Aristocrat Leisure Ltd.	13,080	43,308
Crown Ltd.	16,320	120,272
Flight Centre Ltd.	2,280	39,856
TABCORP Holdings Ltd.	32,760	186,320
Tatts Group Ltd.	96,120	204,468

		594,224

Diversified Financials 0.2%
ASX Ltd.	5,400	139,911
Challenger Financial Services Group Ltd.	11,280	37,850
IOOF Holdings Ltd.	10,200	59,555
Macquarie Group Ltd.	7,200	240,057

		477,373

Energy 0.4%
New Hope Corp., Ltd.	9,600	39,561
Origin Energy Ltd.	23,280	315,986
Paladin Energy Ltd. *	16,560	54,682
Santos Ltd.	21,600	272,996
Woodside Petroleum Ltd.	12,969	483,308
WorleyParsons Ltd.	5,880	108,700

		1,275,233

Food & Staples Retailing 0.6%
Metcash Ltd.	37,080	144,884
Wesfarmers Ltd.	24,000	682,704
Wesfarmers Ltd., Price Protected Shares	5,160	147,746
Woolworths Ltd.	31,200	770,883

		1,746,217

Food, Beverage & Tobacco 0.2%
Coca-Cola Amatil Ltd.	22,800	242,097
Foster’s Group Ltd.	61,800	333,331
Goodman Fielder Ltd.	61,200	72,991

		648,419

Health Care Equipment & Services 0.1%
Cochlear Ltd.	960	59,128
Sonic Healthcare Ltd.	7,560	74,353

		133,481

Insurance 0.3%
AMP Ltd.	46,440	208,323
AXA Asia Pacific Holdings Ltd.	30,120	147,446
Insurance Australia Group Ltd.	61,680	188,850
QBE Insurance Group Ltd.	17,160	251,856
Suncorp-Metway Ltd.	16,200	120,397

		916,872

Materials 1.8%
Adelaide Brighton Ltd.	13,560	39,587
Alumina Ltd.	51,120	78,031
Amcor Ltd.	44,760	268,513
BHP Billiton Ltd.	82,200	2,710,657
BlueScope Steel Ltd. *	47,400	90,283
Boral Ltd.	14,280	55,924
DuluxGroup Ltd. *	8,280	19,161
Fortescue Metals Group Ltd. *	55,080	229,432
Iluka Resources Ltd. *	21,000	103,735
Incitec Pivot Ltd.	46,560	139,655
Newcrest Mining Ltd.	13,200	437,638
OneSteel Ltd.	30,000	76,900
Orica Ltd.	8,280	184,609
OZ Minerals Ltd. *	65,880	71,537
Rio Tinto Ltd.	10,920	681,229
Sims Metal Management Ltd.	5,520	81,557

		5,268,448

Media 0.0%
Consolidated Media Holdings Ltd.	18,360	53,273

12 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
CSL Ltd.	16,080	471,724

Real Estate 0.6%
CFS Retail Property Trust	101,280	174,429
Commonwealth Property Office Fund	136,200	114,558
Dexus Property Group	147,960	109,304
Goodman Group	121,800	68,839
GPT Group	51,072	135,915
Lend Lease Group	16,961	104,767
Mirvac Group	77,640	92,599
Stockland	70,200	246,177
Westfield Group	61,680	686,778

		1,733,366

Retailing 0.0%
Harvey Norman Holdings Ltd.	27,960	85,856

Software & Services 0.0%
Computershare Ltd.	15,360	129,739

Telecommunication Services 0.1%
Telstra Corp., Ltd.	88,320	216,175

Transportation 0.3%
Asciano Group *	61,440	91,597
Intoll Group	88,560	116,263
MAP Group	23,650	62,307
Qantas Airways Ltd. *	37,200	83,106
Toll Holdings Ltd.	28,800	155,595
Transurban Group	53,520	231,985

		740,853

Utilities 0.1%
AGL Energy Ltd.	15,120	202,133

		20,845,757

Austria 0.3%

Banks 0.1%
Erste Group Bank AG	6,729	244,935
Raiffeisen International Bank Holding AG	3,480	142,639

		387,574

Capital Goods 0.0%
Strabag SE	1,320	27,740

Energy 0.1%
OMV AG	4,320	139,569

Insurance 0.0%
Vienna Insurance Group AG	1,080	50,993

Materials 0.1%
Voestalpine AG	4,440	132,160

Real Estate 0.0%
Immofinanz AG *	22,136	72,585

Telecommunication Services 0.0%
Telekom Austria AG	5,280	67,710

Utilities 0.0%
EVN AG	1,920	30,698
Verbund AG	1,680	59,892

		90,590

		968,921

Belgium 0.8%

Banks 0.1%
Dexia S.A. *	24,308	101,611
KBC GROEP N.V. *	5,160	214,844

		316,455

Diversified Financials 0.1%
Compagnie Nationale a Portefeuille/Nationale Portefeuille Maatschappij	840	38,049
Groupe Bruxelles Lambert S.A.	2,160	159,801

		197,850

Food & Staples Retailing 0.1%
Colruyt S.A.	480	119,205
Delhaize Group	2,880	193,705

		312,910

Food, Beverage & Tobacco 0.3%
Anheuser-Busch InBev N.V.	18,720	976,550

Insurance 0.1%
Ageas	67,920	172,559

Materials 0.1%
Solvay S.A.	840	76,344
Umicore	2,040	71,119

		147,463

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
UCB S.A.	3,480	99,560

Telecommunication Services 0.0%
Belgacom S.A.	2,880	102,929

		2,326,276

Canada 8.2%

Banks 2.1%
Bank of Montreal	12,000	662,822
Bank of Nova Scotia	24,000	1,153,467
Canadian Imperial Bank of Commerce	12,000	815,867
Royal Bank of Canada	36,000	1,721,761
The Toronto-Dominion Bank	24,000	1,623,857

		5,977,774

Capital Goods 0.2%
Bombardier, Inc., B Shares	48,000	199,859
Finning International, Inc.	12,000	231,819

		431,678

Energy 2.2%
Cameco Corp.	12,000	292,812
Canadian Natural Resources Ltd.	22,800	733,380
Cenovus Energy, Inc.	24,000	645,717
Enbridge, Inc.	12,000	596,990
EnCana Corp.	24,000	658,320
Husky Energy, Inc.	12,000	279,533
Imperial Oil Ltd.	12,000	442,481
Nexen, Inc.	12,000	222,254
Suncor Energy, Inc.	36,000	1,090,786
Talisman Energy, Inc.	24,000	377,437
TransCanada Corp.	24,000	855,254

		6,194,964

See financial notes 13

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Food & Staples Retailing 0.1%
Shoppers Drug Mart Corp.	12,000	408,609

Food, Beverage & Tobacco 0.1%
Saputo, Inc.	12,000	381,826

Insurance 0.6%
Great-West Lifeco, Inc.	12,000	275,707
Manulife Financial Corp.	48,000	534,309
Power Corp. of Canada	12,000	295,850
Power Financial Corp.	12,000	320,382
Sun Life Financial, Inc.	12,000	281,784

		1,708,032

Materials 1.6%
Barrick Gold Corp.	24,000	1,124,209
Goldcorp, Inc.	24,000	1,064,566
Kinross Gold Corp.	12,000	202,898
Potash Corp. of Saskatchewan, Inc.	12,000	1,766,774
Teck Resources Ltd., Class B	12,000	401,407
Yamana Gold, Inc.	12,000	121,536

		4,681,390

Media 0.2%
Shaw Communications, Inc., B Shares	12,000	246,111
Thomson Reuters Corp.	12,000	416,711

		662,822

Real Estate 0.2%
Brookfield Asset Management, Inc., Class A	12,000	308,792
Brookfield Properties Corp.	24,000	343,902

		652,694

Software & Services 0.1%
CGI Group, Inc., A Shares *	12,000	165,874

Technology Hardware & Equipment 0.2%
Research In Motion Ltd. *	12,000	514,278

Telecommunication Services 0.3%
BCE, Inc.	12,000	375,524
Rogers Communications, Inc., B Shares	12,000	416,486

		792,010

Transportation 0.3%
Canadian National Railway Co.	12,000	732,255

		23,304,206

China 0.4%

Consumer Durables & Apparel 0.1%
Li Ning Co., Ltd.	60,000	193,225

Food, Beverage & Tobacco 0.2%
China Huiyuan Juice Group Ltd.	60,000	43,427
China Yurun Food Group Ltd.	120,000	436,588
People’s Food Holdings Ltd.	120,000	58,463
Want Want China Holdings Ltd.	240,000	194,382

		732,860

Retailing 0.1%
Parkson Retail Group Ltd.	120,000	199,936

Software & Services 0.0%
Alibaba.com Ltd.	14,000	27,285

Technology Hardware & Equipment 0.0%
Foxconn International Holdings Ltd. *	120,000	80,067

		1,233,373

Denmark 0.9%

Banks 0.2%
Danske Bank A/S *	19,680	439,155

Capital Goods 0.1%
FLSmidth & Co. A/S	1,320	78,203
Vestas Wind Systems A/S *	5,640	211,075

		289,278

Food, Beverage & Tobacco 0.1%
Carlsberg A/S, B Shares	3,240	306,182
Danisco A/S	960	69,479

		375,661

Health Care Equipment & Services 0.0%
Coloplast A/S, B Shares	360	38,415
William Demant Holding A/S *	720	48,999

		87,414

Insurance 0.0%
Tryg A/S	600	32,269

Materials 0.1%
Novozymes A/S, B Shares	1,080	127,230

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Novo Nordisk A/S, B Shares	12,840	1,104,874

		2,455,881

Finland 1.0%

Automobiles & Components 0.1%
Nokian Renkaat Oyj	3,360	96,596

Capital Goods 0.2%
Kone Oyj, B Shares	5,760	265,667
Metso Oyj	1,680	61,558
Wartsila Oyj	2,880	154,027

		481,252

Energy 0.0%
Neste Oil Oyj	5,040	68,027

Food & Staples Retailing 0.0%
Kesko Oyj, B Shares	2,040	79,441

Insurance 0.1%
Sampo Oyj, A Shares	15,240	368,210

Materials 0.2%
Outokumpu Oyj	5,160	84,600
Rautaruukki Oyj	3,840	67,594
Stora Enso Oyj, R Shares	18,480	142,919
UPM-Kymmene Oyj	14,280	196,556

		491,669

Media 0.0%
Sanoma Oyj	1,800	33,401

Technology Hardware & Equipment 0.3%
Nokia Oyj	94,440	809,592

Utilities 0.1%
Fortum Oyj	14,760	340,855

		2,769,043

14 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

France 8.4%

Automobiles & Components 0.2%
Compagnie Generale des Etablissements Michelin, B Shares	3,240	241,349
PSA Peugeot S.A. *	5,040	132,788
Renault S.A. *	6,120	249,369

		623,506

Banks 1.0%
BNP Paribas	25,320	1,588,749
Credit Agricole S.A.	19,800	250,264
Natixis *	23,520	128,539
Societe Generale	18,480	943,714

		2,911,266

Capital Goods 1.0%
Alstom S.A.	6,960	332,956
Bouygues S.A.	6,600	268,718
Compagnie de Saint-Gobain	12,960	478,333
Eiffage S.A.	1,560	71,357
Legrand S.A.	1,560	47,515
Safran S.A.	4,920	121,247
Schneider Electric S.A.	6,000	638,195
Thales S.A.	1,800	57,719
Vallourec S.A.	2,880	248,134
Vinci S.A.	12,120	533,360
Wendel	840	43,142

		2,840,676

Commercial & Professional Services 0.1%
Bureau Veritas S.A.	1,800	109,810
Edenred *	7,200	124,451
Societe BIC S.A.	1,080	79,393

		313,654

Consumer Durables & Apparel 0.6%
Christian Dior S.A.	2,280	231,300
Hermes International	2,160	392,571
LVMH Moet Hennessy Louis Vuitton S.A.	9,960	1,161,685

		1,785,556

Consumer Services 0.2%
Accor S.A.	7,200	221,542
Sodexo	4,560	262,798

		484,340

Diversified Financials 0.0%
Eurazeo	1,001	58,535

Energy 1.1%
Compagnie Generale De Geophysique-Veritas *	3,840	65,154
Technip S.A.	2,640	173,436
Total S.A.	60,120	2,817,219

		3,055,809

Food & Staples Retailing 0.4%
Carrefour S.A.	19,080	868,868
Casino Guichard Perrachon S.A.	1,560	126,673

		995,541

Food, Beverage & Tobacco 0.4%
Danone S.A.	14,760	795,485
Pernod Ricard S.A.	5,658	443,615

		1,239,100

Health Care Equipment & Services 0.1%
Essilor International S.A.	4,320	262,968

Household & Personal Products 0.2%
L’Oreal S.A.	6,480	646,507

Insurance 0.4%
AXA S.A.	54,497	849,510
CNP Assurances	4,320	73,573
SCOR SE	4,200	91,627

		1,014,710

Materials 0.3%
Air Liquide S.A.	6,392	666,648
Eramet	240	61,052
Lafarge S.A.	5,400	249,509

		977,209

Media 0.4%
Eutelsat Communications	1,560	56,249
JC Decaux S.A. *	1,320	31,632
Lagardere S.C.A.	3,120	112,715
PagesJaunes Groupe	2,520	24,018
Publicis Groupe	3,240	136,096
Societe Television Francaise 1	3,840	57,077
Vivendi	30,720	718,792

		1,136,579

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Sanofi-Aventis	24,480	1,408,479

Real Estate 0.2%
Gecina S.A.	600	59,999
Klepierre	2,160	66,147
Unibail-Rodamco SE *	2,280	431,188

		557,334

Retailing 0.1%
PPR	2,400	313,416

Software & Services 0.1%
Atos Origin S.A. *	1,560	60,512
Cap Gemini S.A.	3,480	147,548
Dassault Systemes S.A.	1,200	72,574

		280,634

Technology Hardware & Equipment 0.1%
Alcatel-Lucent *	68,160	176,201

Telecommunication Services 0.3%
France Telecom S.A.	45,240	922,264

Transportation 0.0%
Air France-KLM *	2,400	31,631

Utilities 0.7%
Electricite de France	8,160	325,959
GDF Suez	41,880	1,300,611
Suez Environnement S.A.	9,840	158,828
Veolia Environnement	12,600	294,177

		2,079,575

		24,115,490

See financial notes 15

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Germany 6.2%

Automobiles & Components 0.6%
Bayerische Motoren Werke AG	8,520	451,169
Daimler AG - Reg’d *	27,360	1,333,900
Volkswagen AG	600	54,714

		1,839,783

Banks 0.1%
Commerzbank AG *	24,720	195,168
Deutsche Postbank AG *	2,640	80,209

		275,377

Capital Goods 0.9%
GEA Group AG	5,160	107,487
Hochtief AG	1,560	103,516
MAN SE	3,840	331,334
Siemens AG - Reg’d	23,520	2,145,701

		2,688,038

Consumer Durables & Apparel 0.1%
Adidas AG	5,760	294,035
Puma AG Rudolf Dassler Sport	240	65,337

		359,372

Consumer Services 0.0%
TUI AG *	8,760	88,578

Diversified Financials 0.5%
Deutsche Bank AG - Reg’d	16,800	1,058,630
Deutsche Boerse AG	5,400	330,940

		1,389,570

Food & Staples Retailing 0.1%
Metro AG	5,280	269,599

Health Care Equipment & Services 0.1%
Celesio AG	1,440	29,283
Fresenius Medical Care AG & Co. KGaA	4,320	245,316

		274,599

Household & Personal Products 0.1%
Beiersdorf AG	1,920	102,941
Henkel AG & Co. KGaA	2,040	82,203

		185,144

Insurance 0.7%
Allianz SE - Reg’d	11,520	1,185,070
Hannover Rueckversicherung AG - Reg’d	1,560	69,404
Muenchener Rueckversicherungs - Gesellschaft AG - Reg’d	4,920	630,310

		1,884,784

Materials 0.8%
BASF SE	18,600	984,238
HeidelbergCement AG	5,040	202,737
K&S AG	4,808	252,251
Lanxess AG	1,920	84,334
Linde AG	3,000	338,962
Salzgitter AG	1,200	73,031
ThyssenKrupp AG	9,600	263,483
Wacker Chemie AG	360	54,768

		2,253,804

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Bayer AG	21,240	1,300,618
Merck KGaA	1,560	135,893

		1,436,511

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG *	24,600	137,599

Software & Services 0.4%
SAP AG	25,080	1,098,268

Telecommunication Services 0.4%
Deutsche Telekom AG - Reg’d	77,040	1,017,326

Transportation 0.1%
Deutsche Lufthansa AG - Reg’d *	4,440	70,284
Deutsche Post AG - Reg’d	21,120	346,402

		416,686

Utilities 0.7%
E.ON AG	50,400	1,422,361
RWE AG	10,200	669,963

		2,092,324

		17,707,362

Greece 0.2%

Banks 0.2%
Alpha Bank A.E. ADR *	90,720	157,853
National Bank of Greece S.A. ADR *	102,480	253,126

		410,979

Food, Beverage & Tobacco 0.0%
Coca Cola Hellenic Bottling Co. S.A. ADR	3,840	89,702

Telecommunication Services 0.0%
Hellenic Telecommunications Organization S.A. ADR	22,440	75,174

		575,855

Hong Kong 3.2%

Banks 0.4%
BOC Hong Kong Holdings Ltd.	120,000	315,485
Dah Sing Banking Group Ltd. *	98,400	151,044
Hang Seng Bank Ltd.	24,000	329,524
The Bank of East Asia Ltd.	72,000	270,283

		1,066,336

Capital Goods 0.5%
China High Speed Transmission Equipment Group Co., Ltd.	120,000	267,815
Hutchison Whampoa Ltd.	120,000	887,832
Johnson Electric Holdings Ltd.	134,000	59,261
Noble Group Ltd.	170,181	197,227

		1,412,135

Consumer Durables & Apparel 0.0%
C C Land Holdings Ltd.	120,000	48,133
Techtronic Industries Co., Ltd.	60,000	52,298

		100,431

Consumer Services 0.1%
China Travel International Investment Hong Kong Ltd. *	240,000	52,452
Galaxy Entertainment Group Ltd. *	120,000	92,563

16 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Sands China Ltd. *	48,000	73,803
The Hongkong & Shanghai Hotels Ltd.	60,000	101,048

		319,866

Diversified Financials 0.2%
Hong Kong Exchanges & Clearing Ltd.	36,000	565,096

Energy 0.0%
Mongolia Energy Co., Ltd. *	120,000	47,670

Food, Beverage & Tobacco 0.1%
China Mengniu Dairy Co., Ltd.	74,000	204,538

Household & Personal Products 0.2%
Hengan International Group Co., Ltd.	60,000	531,465

Materials 0.1%
Huabao International Holdings Ltd.	120,000	173,093

Real Estate 1.1%
Cheung Kong (Holdings) Ltd.	10,000	126,374
Hongkong Land Holdings Ltd.	120,000	644,400
Hopewell Holdings Ltd.	60,000	188,211
Kowloon Development Co., Ltd.	25,000	26,001
New World Development Co., Ltd.	120,000	192,222
Sino Land Co., Ltd.	30,000	52,375
Sun Hung Kai Properties Ltd.	120,000	1,680,016
The Link REIT	60,000	175,869

		3,085,468

Retailing 0.2%
Belle International Holdings Ltd.	120,000	210,118
Esprit Holdings Ltd.	36,148	202,617
GOME Electrical Appliances Holdings Ltd. *	480,000	146,249
Lifestyle International Holdings Ltd.	60,000	129,896

		688,880

Semiconductors & Semiconductor Equipment 0.0%
ASM Pacific Technology Ltd.	12,000	97,114

Technology Hardware & Equipment 0.1%
Lenovo Group Ltd.	240,000	137,610

Transportation 0.2%
Hopewell Highway Infrastructure Ltd.	780,000	596,645

		9,026,347

Ireland 0.4%

Banks 0.1%
Allied Irish Banks plc *	36,720	35,936
The Governor & Company of the Bank of Ireland *	96,120	94,066

		130,002

Commercial & Professional Services 0.1%
Experian plc	23,640	225,806

Food, Beverage & Tobacco 0.0%
Kerry Group plc, A Shares	2,760	90,905

Materials 0.1%
CRH plc	18,960	295,793

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Elan Corp. plc *	18,240	80,674
Shire plc	12,600	272,271

		352,945

Transportation 0.0%
Ryanair Holdings plc *	11,021	53,647

		1,149,098

Israel 0.6%

Banks 0.1%
Bank Hapoalim B.M. *	27,360	111,883
Bank Leumi Le-Israel *	16,200	67,055
Israel Discount Bank, A Shares *	21,120	37,331

		216,269

Capital Goods 0.0%
Elbit Systems Ltd.	840	41,917
Ormat Industries Ltd.	6,360	47,105

		89,022

Materials 0.1%
Israel Chemicals Ltd.	11,280	142,589
Makhteshim-Agan Industries Ltd.	8,040	27,662
The Israel Corp., Ltd. *	120	96,756

		267,007

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Teva Pharmaceutical Industries Ltd.	21,600	1,093,757

Telecommunication Services 0.0%
Bezeq Israeli Telecommunication Corp., Ltd.	39,480	87,297

		1,753,352

Italy 2.6%

Automobiles & Components 0.1%
Fiat S.p.A.	12,840	150,869
Pirelli & C S.p.A.	11,571	77,060

		227,929

Banks 0.8%
Banca Carige S.p.A.	25,680	54,603
Banca Monte dei Paschi di Siena S.p.A. *	74,760	89,695
Banca Popolare di Milano Scarl	16,080	70,099
Banco Popolare Societa Cooperatira	17,160	96,780
Intesa Sanpaolo	223,440	629,018
UniCredit S.p.A.	478,107	1,125,368
Unione di Banche Italiane S.c.p.A.	15,960	140,368

		2,205,931

Capital Goods 0.0%
Finmeccanica S.p.A.	10,680	107,572

Consumer Durables & Apparel 0.1%
Bulgari S.p.A.	5,400	40,012
Luxottica Group S.p.A.	4,680	108,492

		148,504

Consumer Services 0.0%
Autogrill S.p.A. *	5,520	63,842
Lottomatica S.p.A.	4,080	55,744

		119,586

See financial notes 17

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Diversified Financials 0.0%
EXOR S.p.A.	2,280	42,104
Mediobanca S.p.A. *	11,640	91,870

		133,974

Energy 0.6%
Eni S.p.A.	68,280	1,359,850
Saipem S.p.A.	8,400	294,871

		1,654,721

Food, Beverage & Tobacco 0.0%
Parmalat S.p.A.	28,200	68,062

Insurance 0.3%
Assicurazioni Generali S.p.A.	39,720	720,380

Media 0.0%
Mediaset S.p.A.	21,360	132,751

Telecommunication Services 0.2%
Telecom Italia S.p.A.	301,200	408,458
Telecom Italia S.p.A. - RSP	108,120	119,345

		527,803

Transportation 0.1%
Atlantia S.p.A.	8,809	166,482

Utilities 0.4%
A2A S.p.A.	46,680	65,379
Enel S.p.A.	183,360	876,236
Snam Rete Gas S.p.A.	40,920	190,087
Terna-Rete Elettrica Nazionale S.p.A.	37,560	151,445

		1,283,147

		7,496,842

Japan 18.0%

Automobiles & Components 1.9%
Bridgestone Corp.	12,000	208,360
Denso Corp.	12,000	325,545
Honda Motor Co., Ltd.	36,000	1,191,425
Isuzu Motors Ltd.	6,000	19,936
Mazda Motor Corp.	10,000	22,389
Mitsubishi Motors Corp. *	240,000	305,824
NHK Spring Co., Ltd.	5,000	41,503
Nissan Motor Co., Ltd. *	60,000	458,735
Nok Corp.	12,000	181,065
Sumitomo Rubber Industries Ltd.	12,000	108,896
Suzuki Motor Corp.	12,000	238,085
Takata Corp.	2,000	42,896
Toyota Auto Body Co., Ltd.	12,000	180,493
Toyota Motor Corp.	60,000	2,043,587
Yamaha Motor Co., Ltd. *	12,000	161,343

		5,530,082

Banks 1.3%
Aozora Bank Ltd.	120,000	161,486
Hokuhoku Financial Group, Inc.	120,000	210,075
Mitsubishi UFJ Financial Group, Inc.	300,000	1,432,655
Mizuho Financial Group, Inc.	264,000	405,574
Mizuho Trust & Banking Co., Ltd. *	120,000	97,178
Resona Holdings, Inc.	24,000	237,799
Sapporo Hokuyo Holdings, Inc.	24,000	113,183
Shinsei Bank Ltd. *	120,000	91,461
Sumitomo Mitsui Financial Group, Inc.	36,000	1,072,240

		3,821,651

Capital Goods 2.3%
COMSYS Holdings Corp.	12,000	102,894
Daikin Industries Ltd.	12,000	409,003
Fanuc Ltd.	12,000	1,289,032
IHI Corp.	120,000	212,933
ITOCHU Corp.	24,000	196,070
JS Group Corp.	12,000	229,510
JTEKT Corp.	12,000	98,464
Kawasaki Heavy Industries Ltd.	120,000	320,114
Komatsu Ltd.	36,000	730,975
Mitsubishi Corp.	36,000	771,704
Mitsubishi Electric Corp.	2,000	15,958
Mitsubishi Heavy Industries Ltd.	120,000	433,012
Mitsui & Co., Ltd.	36,000	468,596
Sojitz Corp.	60,000	96,463
Sumitomo Corp.	36,000	412,862
Sumitomo Electric Industries Ltd.	24,000	258,092
THK Co., Ltd.	12,000	197,785
Toyota Tsusho Corp.	12,000	171,776
Ushio, Inc.	12,000	202,930

		6,618,173

Commercial & Professional Services 0.2%
Kokuyo Co., Ltd.	12,000	92,033
Secom Co., Ltd.	12,000	522,329

		614,362

Consumer Durables & Apparel 1.0%
Haseko Corp. *	60,000	50,018
Makita Corp.	12,000	341,408
NAMCO BANDAI Holdings, Inc.	12,000	114,041
Nikon Corp.	12,000	199,643
Panasonic Corp.	72,000	915,755
Sanyo Electric Co., Ltd. *	120,000	195,784
Sega Sammy Holdings, Inc.	12,000	178,206
Sony Corp.	24,000	676,813
Sumitomo Forestry Co., Ltd.	12,000	86,031

		2,757,699

Diversified Financials 0.6%
Acom Co., Ltd.	3,600	54,362
Credit Saison Co., Ltd.	12,000	152,483
Daiwa Securities Group, Inc.	120,000	487,317
Matsui Securities Co., Ltd.	12,000	68,596
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,400	85,459
Monex Group, Inc.	120	48,160
Nomura Holdings, Inc.	96,000	540,765
ORIX Corp.	3,600	270,954
Promise Co., Ltd.	12,000	94,177
SBI Holdings, Inc.	120	14,905
Takefuji Corp.	12,000	28,867

		1,846,045

Energy 0.1%
JX Holdings, Inc. *	51,400	259,540
Showa Shell Sekiyu K.K.	12,000	86,888

		346,428

Food & Staples Retailing 0.3%
Aeon Co., Ltd.	24,000	256,377
Seven & I Holdings Co., Ltd.	24,000	548,768
Uny Co., Ltd.	12,000	88,174

		893,319

18 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Food, Beverage & Tobacco 0.5%
Asahi Breweries Ltd.	12,000	226,509
Japan Tobacco, Inc.	120	372,562
Kagome Co., Ltd.	12,000	234,655
Kewpie Corp.	12,000	151,768
Yakult Honsha Co., Ltd.	12,000	358,700

		1,344,194

Household & Personal Products 0.1%
Kao Corp.	12,000	279,100

Insurance 0.7%
MS&AD Insurance Group Holdings, Inc.	24,000	537,906
Sony Financial Holdings, Inc.	120	392,998
T&D Holdings, Inc.	12,000	228,367
The Dai-ichi Life Insurance Co., Ltd.	240	283,816
Tokio Marine Holdings, Inc.	24,000	644,230

		2,087,317

Materials 1.2%
Hitachi Chemical Co., Ltd.	12,000	208,217
JFE Holdings, Inc.	12,000	354,555
JSR Corp.	12,000	176,921
Kobe Steel Ltd.	120,000	248,660
Mitsubishi Chemical Holdings Corp.	60,000	284,387
Nippon Steel Corp.	120,000	395,856
Nitto Denko Corp.	12,000	384,995
Shin-Etsu Chemical Co., Ltd.	12,000	555,913
Showa Denko K.K.	120,000	212,933
Sumitomo Metal Industries Ltd.	120,000	281,529
Tokyo Steel Manufacturing Co., Ltd.	12,000	131,190
Toyo Seikan Kaisha Ltd.	12,000	191,068

		3,426,224

Media 0.2%
Dentsu, Inc.	12,000	273,669
Hakuhodo DY Holdings, Inc.	2,400	112,183
Toho Co., Ltd.	12,000	194,927

		580,779

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Astellas Pharma, Inc.	12,000	414,862
Chugai Pharmaceutical Co., Ltd.	12,000	204,930
Daiichi Sankyo Co., Ltd.	12,000	239,943
Dainippon Sumitomo Pharma Co., Ltd.	12,000	99,607
Eisai Co., Ltd.	12,000	433,012
Shionogi & Co., Ltd.	12,000	209,503
Takeda Pharmaceutical Co., Ltd.	12,000	551,626

		2,153,483

Real Estate 0.1%
Leopalace21 Corp. *	24,000	51,733
Mitsubishi Estate Co., Ltd.	2,000	30,082
Mitsui Fudosan Co., Ltd.	3,000	48,696
NTT Urban Development Corp.	120	93,605
Sumitomo Real Estate Sales Co., Ltd.	1,200	50,661
Sumitomo Realty & Development Co., Ltd.	2,000	38,180

		312,957

Retailing 0.3%
DeNA Co., Ltd.	1,900	56,975
Isetan Mitsukoshi Holdings Ltd.	24,000	252,948
Marui Group Co., Ltd.	12,000	80,600
USS Co., Ltd.	1,200	88,603
Yamada Denki Co., Ltd.	4,800	298,964

		778,090

Semiconductors & Semiconductor Equipment 0.4%
Advantest Corp.	12,000	227,796
Elpida Memory, Inc. *	12,000	144,194
Sumco Corp. *	12,000	204,216
Tokyo Electron Ltd.	12,000	563,058

		1,139,264

Software & Services 0.4%
KONAMI Corp.	12,000	193,212
Nintendo Co., Ltd.	500	139,216
Nomura Research Institute Ltd.	12,000	233,369
NTT Data Corp.	120	375,563
Yahoo! Japan Corp.	360	129,689

		1,071,049

Technology Hardware & Equipment 1.8%
Alps Electric Co., Ltd. *	12,000	82,744
Brother Industries Ltd.	12,000	128,903
Canon, Inc.	36,000	1,468,381
FUJIFILM Holdings Corp.	12,000	364,416
Hitachi Ltd. *	120,000	485,888
Hoya Corp.	12,000	264,666
Kyocera Corp.	12,000	1,020,364
Murata Manufacturing Co., Ltd.	12,000	570,204
OMRON Corp.	12,000	255,377
Toshiba Corp. *	120,000	564,487
Yokogawa Electric Corp.	12,000	74,741

		5,280,171

Telecommunication Services 0.8%
KDDI Corp.	120	578,778
Nippon Telegraph & Telephone Corp.	12,000	518,042
NTT DoCoMo, Inc.	480	812,862
SOFTBANK Corp.	12,000	344,552

		2,254,234

Transportation 1.3%
All Nippon Airways Co., Ltd. *	120,000	434,441
Central Japan Railway Co.	120	968,917
East Japan Railway Co.	12,000	777,421
Kintetsu Corp.	120,000	401,572
Tokyu Corp.	120,000	548,767
West Japan Railway Co.	120	445,874

		3,576,992

Utilities 1.7%
Chubu Electric Power Co., Inc.	12,000	316,256
Electric Power Development Co., Ltd.	12,000	386,424
Hokkaido Electric Power Co., Inc.	12,000	270,239
Hokuriku Electric Power Co.	12,000	287,245
Kyushu Electric Power Co., Inc.	12,000	285,531
Osaka Gas Co., Ltd.	120,000	453,019
Shikoku Electric Power Co., Inc.	12,000	371,990
The Chugoku Electric Power Co., Inc.	12,000	262,522
The Kansai Electric Power Co., Inc.	24,000	615,649
The Tokyo Electric Power Co., Inc.	24,000	699,107
Tohoku Electric Power Co., Inc.	12,000	278,385
Tokyo Gas Co., Ltd.	120,000	560,200

		4,786,567

		51,498,180

See financial notes 19

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Luxembourg 0.4%

Energy 0.1%
Tenaris S.A.	10,080	171,414

Materials 0.2%
ArcelorMittal	28,200	825,234

Media 0.1%
SES	8,040	185,107

		1,181,755

Netherlands 3.5%

Capital Goods 0.3%
Koninklijke (Royal) Philips Electronics N.V.	26,160	735,114

Commercial & Professional Services 0.1%
Randstad Holding N.V. *	4,680	174,427

Diversified Financials 0.3%
ING Groep N.V. CVA *	93,962	838,097

Energy 1.5%
Fugro N.V. CVA	2,040	115,169
Royal Dutch Shell plc, A Shares	86,760	2,310,809
Royal Dutch Shell plc, B Shares	66,360	1,701,682
SBM Offshore N.V.	3,960	60,421

		4,188,081

Food & Staples Retailing 0.1%
Koninklijke Ahold N.V.	34,800	429,685

Food, Beverage & Tobacco 0.4%
Heineken Holding N.V.	1,800	69,501
Heineken N.V.	4,560	204,814
Unilever N.V. CVA	36,840	989,579

		1,263,894

Insurance 0.1%
AEGON N.V. *	48,360	248,188

Materials 0.2%
Akzo Nobel N.V.	5,520	292,307
James Hardie Industries N.V. CDI *	12,840	60,912
Koninklijke DSM N.V.	4,440	185,063

		538,282

Media 0.1%
Reed Elsevier N.V.	16,680	200,398
Wolters Kluwer N.V.	7,200	134,792

		335,190

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
QIAGEN N.V. *	5,640	101,609

Real Estate 0.0%
Corio N.V.	1,920	110,493

Semiconductors & Semiconductor Equipment 0.1%
ASML Holding N.V.	5,400	135,032
STMicroelectronics N.V.	7,920	52,947

		187,979

Telecommunication Services 0.2%
Koninklijke (Royal) KPN N.V.	38,160	554,834

Transportation 0.1%
TNT N.V.	7,320	186,346

		9,892,219

New Zealand 0.2%

Consumer Services 0.0%
Sky City Entertainment Group Ltd.	42,480	85,409

Health Care Equipment & Services 0.0%
Fisher & Paykel Healthcare Corp., Ltd.	20,640	42,077

Materials 0.1%
Fletcher Building Ltd.	39,840	209,882

Real Estate 0.0%
Kiwi Income Property Trust	61,200	41,159

Retailing 0.0%
The Warehouse Group Ltd.	11,640	28,867

Telecommunication Services 0.0%
Telecom Corp. of New Zealand Ltd.	47,760	68,924

Transportation 0.1%
Auckland International Airport Ltd.	69,600	97,516

		573,834

Norway 0.8%

Banks 0.1%
DnB NOR A.S.A.	25,248	279,412

Capital Goods 0.1%
Orkla A.S.A.	24,000	201,155

Energy 0.3%
Aker Solutions A.S.A.	2,520	27,848
Seadrill Ltd.	8,400	196,198
Statoil A.S.A.	36,000	677,826

		901,872

Insurance 0.0%
Storebrand A.S.A. *	15,240	75,696

Materials 0.2%
Norsk Hydro A.S.A.	31,289	149,394
Yara International A.S.A.	6,000	241,672

		391,066

Telecommunication Services 0.1%
Telenor A.S.A.	23,880	350,594

		2,199,795

Papua N.Guinea 0.1%

Energy 0.1%
Oil Search Ltd.	37,320	195,978

Portugal 0.3%

Banks 0.0%
Banco Comercial Portugues S.A. - Reg’d	152,640	122,219

Energy 0.0%
Galp Energia, SGPS, S.A., B Shares	8,160	132,955

20 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Food & Staples Retailing 0.1%
Jeronimo Martins, SGPS, S.A.	18,360	203,408

Media 0.0%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia, SGPS, S.A.	8,640	34,920

Telecommunication Services 0.1%
Portugal Telecom, SGPS, S.A. - Reg’d	13,680	160,652

Transportation 0.0%
Brisa Auto-Estradas de Portugal S.A.	6,480	40,849

Utilities 0.1%
EDP - Energias de Portugal S.A.	84,840	258,786

		953,789

Republic of Korea 4.0%

Automobiles & Components 0.2%
Halla Climate Control Corp.	250	3,764
Hyundai Mobis	378	68,418
Hyundai Motor Co.	1,481	174,795
Kia Motors Corp.	8,250	211,944

		458,921

Banks 0.9%
KB Financial Group, Inc. ADR	27,120	1,104,869
Shinhan Financial Group Co., Ltd. ADR	18,000	1,379,520

		2,484,389

Capital Goods 0.2%
Daelim Industrial Co., Ltd.	842	52,954
Daewoo International Corp.	1,690	47,011
Doosan Corp.	675	67,562
Doosan Infracore Co., Ltd. *	690	11,108
Hyundai Heavy Industries Co., Ltd.	300	66,061
Hyundai Mipo Dockyard Co., Ltd.	70	9,371
LS Corp.	453	44,397
Samsung C&T Corp.	1,691	79,550
Samsung Engineering Co., Ltd.	515	56,702
Samsung Heavy Industries Co., Ltd.	2,560	56,905
STX Corp. *	1,340	24,142

		515,763

Diversified Financials 0.0%
Daewoo Securities Co., Ltd.	1,690	31,082
Hyundai Securities Co., Ltd.	3,940	47,159
Korea Investment Holdings Co., Ltd.	250	6,558
Woori Investment & Securities Co., Ltd.	1,950	28,545

		113,344

Energy 0.0%
SK Energy Co., Ltd.	157	16,697

Insurance 0.0%
Dongbu Insurance Co., Ltd.	2,450	68,969

Materials 0.8%
Hanwha Chemical Corp.	1,000	22,395
Hanwha Corp.	2,890	107,390
Honam Petrochemical Corp.	44	6,863
Hyundai Steel Co.	200	18,016
Korea Zinc Co., Ltd.	39	8,669
LG Chem Ltd.	603	173,522
OCI Co., Ltd.	88	27,305
POSCO ADR	17,760	1,793,050

		2,157,210

Retailing 0.0%
Hyundai Department Store Co., Ltd.	156	15,614
Lotte Midopa Co., Ltd.	3,100	30,124

		45,738

Semiconductors & Semiconductor Equipment 1.0%
Hynix Semiconductor, Inc. *	6,640	116,860
Samsung Electronics Co., Ltd. GDR - Reg’d	9,000	2,830,500

		2,947,360

Software & Services 0.0%
Daum Communications Corp. *	76	4,456

Technology Hardware & Equipment 0.3%
LG Display Co., Ltd. ADR	53,520	753,562
Samsung Electro-Mechanics Co., Ltd.	807	76,735

		830,297

Telecommunication Services 0.3%
KT Corp. ADR	21,240	396,551
SK Telecom Co., Ltd. ADR	28,200	451,764

		848,315

Transportation 0.0%
Hanjin Shipping Holdings Co., Ltd. *	740	9,413
Korean Air Lines Co., Ltd. *	799	48,584

		57,997

Utilities 0.3%
Korea Electric Power Corp. ADR *	70,080	862,685

		11,412,141

Singapore 1.4%

Banks 0.3%
Oversea-Chinese Banking Corp., Ltd.	120,000	767,993

Capital Goods 0.2%
Singapore Technologies Engineering Ltd.	120,000	283,458
Yangzijiang Shipbuilding Holdings Ltd.	120,000	140,843

		424,301

Food & Staples Retailing 0.1%
Olam International Ltd.	120,000	236,510

Food, Beverage & Tobacco 0.2%
Golden Agri-Resources Ltd.	360,000	148,815
Wilmar International Ltd.	120,000	554,514

		703,329

Health Care Equipment & Services 0.0%
Parkway Holdings Ltd. (a)	25,000	72,894

Real Estate 0.3%
Allgreen Properties Ltd.	49,000	36,894
CapitaCommercial Trust	120,000	124,013
Capitaland Ltd.	120,000	346,350
CapitaMall Trust	120,000	171,846
Keppel Land Ltd.	33,000	94,515
Wing Tai Holdings Ltd.	37,000	44,246
Yanlord Land Group Ltd.	120,000	155,901

		973,765

See financial notes 21

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	240,000	545,656

Transportation 0.1%
ComfortDelGro Corp., Ltd.	120,000	131,985
Neptune Orient Lines Ltd. *	120,000	169,189
Singapore Post Ltd.	120,000	100,982

		402,156

		4,126,604

Spain 3.5%

Banks 1.3%
Banco Bilbao Vizcaya Argentaria S.A.	81,360	983,997
Banco de Sabadell S.A.	31,388	152,190
Banco Popular Espanol S.A.	28,841	172,501
Banco Santander S.A.	208,800	2,453,917

		3,762,605

Capital Goods 0.1%
ACS, Actividades de Construccion y Servicios S.A.	6,480	269,515
Gamesa Corporacion Tecnologica S.A. *	5,040	33,950
Zardoya Otis S.A.	3,646	57,043

		360,508

Diversified Financials 0.1%
Corporacion Financiera Alba S.A.	960	40,142
Criteria Caixacorp S.A.	32,160	151,437

		191,579

Energy 0.3%
Repsol YPF S.A.	31,440	719,855

Insurance 0.0%
Mapfre S.A.	25,701	74,051

Materials 0.0%
Acerinox S.A.	5,760	91,106

Media 0.0%
Gestevision Telecinco S.A.	2,760	28,027

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Grifols S.A.	5,760	67,270

Retailing 0.1%
Industria de Diseno Textil S.A.	6,120	409,523

Software & Services 0.0%
Indra Sistemas S.A.	3,840	64,446

Telecommunication Services 0.9%
Telefonica S.A.	108,720	2,418,109

Transportation 0.1%
Abertis Infraestructuras S.A.	6,648	110,517
Ferrovial S.A.	11,760	103,638

		214,155

Utilities 0.6%
Acciona S.A.	840	66,501
EDP Renovaveis S.A. *	14,040	78,336
Enagas	5,400	95,741
Endesa S.A.	3,000	69,889
Gas Natural SDG S.A.	12,840	194,767
Iberdrola Renovables S.A.	28,680	94,080
Iberdrola S.A.	135,720	959,063
Red Electrica Corporacion S.A.	1,800	74,396

		1,632,773

		10,034,007

Sweden 2.7%

Banks 0.7%
Nordea Bank AB	94,560	849,979
Skandinaviska Enskilda Banken AB, A Shares	53,640	335,436
Svenska Handelsbanken AB, A Shares	18,480	483,921
Swedbank AB, A Shares *	16,200	182,325

		1,851,661

Capital Goods 0.8%
AB SKF, B Shares	12,840	231,180
Alfa Laval AB	13,200	193,783
Assa Abloy AB, B Shares	12,120	242,883
Atlas Copco AB, A Shares	17,400	265,357
Atlas Copco AB, B Shares	10,440	143,633
Sandvik AB	22,320	265,134
Scania AB, B Shares	10,320	190,989
Skanska AB, B Shares	12,840	197,906
Volvo AB, A Shares *	14,280	157,035
Volvo AB, B Shares *	33,360	387,902

		2,275,802

Commercial & Professional Services 0.1%
Securitas AB, B Shares	21,480	198,325

Consumer Durables & Apparel 0.0%
Electrolux AB, Series B	4,800	92,805

Diversified Financials 0.1%
Industrivarden AB, A Shares	6,960	83,337
Investor AB, B Shares	18,360	317,862

		401,199

Food, Beverage & Tobacco 0.1%
Swedish Match AB	15,240	352,139

Materials 0.1%
Boliden AB	4,560	51,816
Holmen AB, B Shares	3,600	95,540
SSAB AB, A Shares	5,400	74,146
Svenska Cellulosa AB, B Shares	13,800	184,055

		405,557

Retailing 0.2%
Hennes & Mauritz AB, B Shares	14,520	476,363

Technology Hardware & Equipment 0.3%
Telefonaktiebolaget LM Ericsson, B Shares	77,400	752,965

Telecommunication Services 0.3%
Tele2 AB, B Shares	13,320	240,365
TeliaSonera AB	73,560	530,469

		770,834

		7,577,650

Switzerland 7.1%

Capital Goods 0.6%
ABB Ltd. - Reg’d *	61,560	1,191,132

22 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Geberit AG - Reg’d	1,440	232,331
Schindler Holding AG	1,440	143,716
Schindler Holding AG - Reg’d	2,040	201,083

		1,768,262

Commercial & Professional Services 0.2%
Adecco S.A. - Reg’d	5,880	274,516
SGS S.A. - Reg’d	240	347,929

		622,445

Consumer Durables & Apparel 0.4%
Compagnie Financiere Richemont S.A., A Shares	15,000	583,728
Swatch Group AG	1,080	348,071
Swatch Group AG - Reg’d	3,240	192,035

		1,123,834

Diversified Financials 1.1%
Credit Suisse Group AG - Reg’d	29,880	1,313,954
GAM Holding Ltd. *	4,560	56,888
Julius Baer Group Ltd.	6,480	228,845
Pargesa Holding S.A.	1,560	101,846
UBS AG - Reg’d *	87,360	1,480,123

		3,181,656

Food, Beverage & Tobacco 1.7%
Nestle S.A. - Reg’d	95,280	4,942,532

Health Care Equipment & Services 0.1%
Sonova Holding AG - Reg’d	1,080	138,355

Insurance 0.5%
Baloise Holding AG - Reg’d	1,680	136,189
Swiss Life Holding AG - Reg’d *	720	75,195
Swiss Reinsurance Co., Ltd. - Reg’d	5,520	229,184
Zurich Financial Services AG	3,720	830,580

		1,271,148

Materials 0.5%
Givaudan S.A. - Reg’d	360	344,379
Holcim Ltd. - Reg’d	5,160	310,923
Syngenta AG - Reg’d	3,000	693,491

		1,348,793

Pharmaceuticals, Biotechnology & Life Sciences 1.9%
Lonza Group AG - Reg’d	1,920	159,527
Novartis AG - Reg’d	55,800	2,935,828
Roche Holding AG	18,000	2,449,704

		5,545,059

Telecommunication Services 0.1%
Swisscom AG - Reg’d	720	280,331

Transportation 0.0%
Kuehne & Nagel International AG - Reg’d	1,200	125,325

Utilities 0.0%
BKW FMB Energie AG	1,200	82,663

		20,430,403

United Kingdom 16.6%

Banks 2.9%
Barclays plc	300,120	1,394,834
HSBC Holdings plc	430,680	4,260,731
Lloyds Banking Group plc *	992,402	1,059,878
Royal Bank of Scotland Group plc *	497,040	340,547
Standard Chartered plc	51,240	1,376,958

		8,432,948

Capital Goods 0.5%
BAE Systems plc	81,000	366,869
Bunzl plc	6,480	70,809
Cobham plc	23,400	75,164
European Aeronautic Defence & Space Co. *	8,520	188,037
Invensys plc	18,480	65,381
Rolls-Royce Group plc *	38,760	330,019
Smiths Group plc	7,440	130,926
Tomkins plc	18,240	90,827
Wolseley plc *	7,800	150,927

		1,468,959

Commercial & Professional Services 0.1%
Capita Group plc	15,000	162,066
G4S plc	34,080	132,201
Hays plc	37,080	51,404
Rentokil Initial plc *	53,520	77,155

		422,826

Consumer Durables & Apparel 0.1%
Burberry Group plc	11,880	155,196

Consumer Services 0.5%
Carnival plc	6,840	222,548
Compass Group plc	54,000	442,766
Intercontinental Hotels Group plc	12,000	181,109
Ladbrokes plc	33,960	68,373
PartyGaming plc *	9,120	36,723
Thomas Cook Group plc	29,520	82,436
TUI Travel plc	23,640	73,137
Whitbread plc	7,080	151,902
William Hill plc	27,840	71,626

		1,330,620

Diversified Financials 0.2%
3i Group plc	25,800	103,333
ICAP plc	20,040	126,278
Man Group plc	44,040	140,920
Provident Financial plc	6,720	85,619
Schroders plc	3,720	78,498
Schroders plc, Non-Voting Shares	3,600	61,415

		596,063

Energy 1.7%
AMEC plc	7,920	111,619
BG Group plc	80,400	1,296,834
BP plc	463,920	2,713,675
Cairn Energy plc *	28,800	206,884
Petrofac Ltd.	1,560	33,590
Tullow Oil plc	21,480	402,094

		4,764,696

Food & Staples Retailing 0.6%
J Sainsbury plc	47,040	264,024
Tesco plc	194,400	1,215,859
William Morrison Supermarkets plc	63,360	282,397

		1,762,280

Food, Beverage & Tobacco 1.8%
Associated British Foods plc	8,880	144,392
British American Tobacco plc	48,000	1,634,771
Diageo plc	60,000	976,547

See financial notes 23

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Imperial Tobacco Group plc	23,760	657,302
SABMiller plc	28,560	815,110
Tate & Lyle plc	13,200	82,994
Unilever plc	31,440	832,073

		5,143,189

Health Care Equipment & Services 0.1%
Smith & Nephew plc	23,880	198,921

Household & Personal Products 0.4%
Reckitt Benckiser Group plc	20,400	1,023,041

Insurance 0.8%
Admiral Group plc	3,240	75,789
Aviva plc	70,560	411,002
Legal & General Group plc	157,800	224,698
Old Mutual plc	141,600	277,037
Prudential plc	70,320	611,704
Resolution Ltd.	113,318	440,969
RSA Insurance Group plc	73,800	139,624
Standard Life plc	51,120	160,118

		2,340,941

Materials 2.4%
Anglo American plc *	33,720	1,212,689
Antofagasta plc	6,240	98,971
BHP Billiton plc	54,240	1,526,766
Eurasian Natural Resources Corp.	10,080	131,372
Fresnillo plc	4,920	82,421
Johnson Matthey plc	4,920	120,153
Kazakhmys plc	7,680	136,447
Lonmin plc *	5,280	123,995
Randgold Resources Ltd.	2,040	190,625
Rexam plc	24,840	115,522
Rio Tinto plc	39,960	2,026,681
Vedanta Resources plc	3,840	111,483
Xstrata plc	58,920	929,086

		6,806,211

Media 0.4%
Aegis Group plc	19,560	33,849
British Sky Broadcasting Group plc	27,720	301,415
Daily Mail & General Trust plc, A Shares	5,280	36,655
ITV plc *	109,680	94,398
Pearson plc	17,040	254,686
Reed Elsevier plc	25,080	201,978
United Business Media Ltd.	4,440	37,668
WPP plc	29,280	290,703

		1,251,352

Pharmaceuticals, Biotechnology & Life Sciences 1.4%
AstraZeneca plc	35,520	1,762,188
GlaxoSmithKline plc	126,840	2,380,224

		4,142,412

Real Estate 0.3%
British Land Co. plc	32,880	230,634
Capital & Counties Properties plc *	25,920	46,967
Capital Shopping Centres Group	25,920	132,018
Hammerson plc	25,440	140,599
Land Securities Group plc	18,840	177,061
SEGRO plc	23,640	98,243

		825,522

Retailing 0.2%
Home Retail Group plc	16,560	55,636
Kingfisher plc	49,920	156,897
Marks & Spencer Group plc	33,840	180,002
Next plc	3,240	98,595

		491,130

Software & Services 0.1%
Autonomy Corp. plc *	5,880	140,977
Logica plc	40,440	67,435
The Sage Group plc	30,840	116,078

		324,490

Telecommunication Services 1.4%
BT Group plc	179,280	367,013
Cable & Wireless Communications plc	86,520	74,996
Cable & Wireless Worldwide plc	80,520	82,666
Inmarsat plc	10,440	107,343
TalkTalk Telecom Group plc *	24,600	49,037
Vodafone Group plc	1,320,600	3,189,566

		3,870,621

Utilities 0.7%
Centrica plc	115,680	578,347
Drax Group plc	14,160	86,376
International Power plc	38,160	217,819
National Grid plc	76,262	643,467
Scottish & Southern Energy plc	20,520	361,101
Severn Trent plc	5,280	105,087
United Utilities Group plc	13,200	115,738

		2,107,935

		47,459,353

United States 0.1%

Health Care Equipment & Services 0.1%
Synthes, Inc.	1,800	198,817

Total Common Stock
(Cost $301,904,708)		283,462,328

Other Investment Company 0.3% of net assets

United States 0.3%
State Street Institutional Liquid Reserves Fund - Institutional Class	901,164	901,164

Total Other Investment Company
(Cost $901,164)		901,164

Preferred Stock 0.2% of net assets

Germany 0.2%

Automobiles & Components 0.1%
Porsche Automobil Holding SE	1,560	72,834
Volkswagen AG	3,282	327,569

		400,403

24 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Health Care Equipment & Services 0.0%
Fresenius SE	1,440	102,746

Household & Personal Products 0.1%
Henkel AG & Co. KGaA	3,600	169,748

Total Preferred Stock
(Cost $654,052)		672,897

End of Investments

At 8/31/10, the tax basis cost of the fund’s investments was $303,724,905 and the unrealized appreciation and depreciation were $6,694,561 and ($25,383,077), respectively, with a net unrealized depreciation of ($18,688,516).

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

See financial notes 25

 Schwab International Equity ETF

Statement of
Assets and Liabilities
As of August 31, 2010

Assets

Investments, at value (cost $303,459,924)		$285,036,389
Cash		1,260
Foreign currency, at value (cost $102,481)		102,638
Receivables:
Dividends		563,923
Foreign tax reclaims		167,616
Interest	+	175

Total assets		285,872,001

Liabilities

Payables:
Investment adviser and administrator fees		3,027

Total liabilities		3,027

Net Assets

Total assets		285,872,001
Total liabilities	−	3,027

Net assets		$285,868,974

Net Assets by Source
Capital received from investors		301,798,217
Net investment income not yet distributed		4,098,948
Net realized capital losses		(1,602,695)
Net unrealized capital losses		(18,425,496)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$285,868,974		12,000,001		$23.82

26 See financial notes

 Schwab International Equity ETF

Statement of
Operations
For October 30, 2009* through August 31, 2010

Investment Income

Dividends (net of foreign withholding tax of $467,551)		$4,462,525
Interest	+	971

Total investment income		4,463,496

Expenses

Investment adviser and administrator fees		205,385

Total expenses	−	205,385

Net investment income		4,258,111

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(1,600,901)
Net realized losses on foreign currency transactions	+	(28,957)

Net realized losses		(1,629,858)
Net unrealized losses on investments		(18,423,535)
Net unrealized losses on foreign currency translations	+	(1,961)

Net unrealized losses	+	(18,425,496)

Net realized and unrealized losses		(20,055,354)

Net decrease in net assets resulting from operations		($15,797,243)

*	Commencement of operations.

See financial notes 27

 Schwab International Equity ETF

Statements of
Changes in Net Assets
For the current period only. Because the fund commenced operations on October 30, 2009, it has no prior report period.

Operations

10/30/09*-8/31/10
Net investment income		$4,258,111
Net realized losses		(1,629,858)
Net unrealized losses	+	(18,425,496)

Net decrease in net assets resulting from operations		(15,797,243)

Distributions to Shareholders

Distributions from net investment income		$132,000

Transactions in Fund Shares

		10/30/09*-8/31/10
		SHARES	VALUE
Shares Sold		12,000,001	$301,798,217
Shares Redeemed	+	—	—

Net transactions in fund shares		12,000,001	$301,798,217

Shares Outstanding and Net Assets

		10/30/09*-8/31/10
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	12,000,001	285,868,974

End of period		12,000,001	$285,868,974

Net investment income not yet distributed			$4,098,948

*	Commencement of operations.

28 See financial notes

Schwab International Small-Cap Equity ETF™

Financial Statements

Financial Highlights

	1/13/10[1]–
	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.21
Net realized and unrealized gains (losses)	(1.67)

Total from investment operations	(1.46)

Net asset value at end of period	23.54

Total return (%)	(5.84)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	[3]
Gross operating expenses	0.35	[3]
Net investment income (loss)	2.18	[3]
Portfolio turnover rate[4]	7	[2]
Net assets, end of period ($ x 1,000)	58,848

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in kind creations or redemptions.

See financial notes 29

 Schwab International Small-Cap Equity ETF

Portfolio Holdings as of August 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on Schwab’s website at www.schwab.com/schwabetfs.

		Cost	Value
Holdings by Category		($)	($)

98.7%	Common Stock	59,982,861	58,100,578
0.4%	Other Investment Companies	263,123	253,344
0.3%	Preferred Stock	135,903	151,809
—%	Warrants	637	1,612

99.4%	Total Investments	60,382,524	58,507,343
0.6%	Other Assets and Liabilities, Net		340,364

100.0%	Net Assets		58,847,707

	Number	Value
Security	of Shares	($)

Common Stock 98.7% of net assets

Australia 5.9%

Capital Goods 0.4%
Boart Longyear Group	24,162	62,581
Bradken Ltd.	7,525	50,500
Crane Group Ltd.	5,650	40,431
Macmahon Holdings Ltd.	68,325	36,183
Monadelphous Group Ltd.	1,825	24,284
UGL Ltd.	3,575	45,820

		259,799

Commercial & Professional Services 0.5%
Cabcharge Australia Ltd.	8,975	38,423
Campbell Brothers Ltd.	2,925	82,970
SAI Global Ltd.	12,527	47,052
Seek Ltd.	7,250	46,848
Transfield Services Ltd.	20,675	60,542

		275,835

Consumer Durables & Apparel 0.1%
G.U.D Holdings Ltd.	6,300	54,111

Consumer Services 0.1%
Invocare Ltd.	11,975	68,320

Diversified Financials 0.0%
Platinum Asset Management Ltd.	4,300	18,792

Energy 0.8%
AWE Ltd. *	27,775	38,565
Beach Energy Ltd.	77,450	45,152
Carnarvon Petroleum Ltd. *	83,075	24,770
Centennial Coal Co., Ltd.	21,275	114,183
Dart Energy Ltd. *	13,285	9,341
Karoon Gas Australia Ltd. *	6,850	40,483
Linc Energy Ltd. *	33,525	49,384
Riversdale Mining Ltd. *	9,850	79,867
Roc Oil Co., Ltd. *	124,550	39,908
Whitehaven Coal Ltd.	10,325	54,955

		496,608

Food, Beverage & Tobacco 0.2%
GrainCorp Ltd.	14,625	89,427

Health Care Equipment & Services 0.3%
Healthscope Ltd.	15,650	85,665
Primary Health Care Ltd.	12,575	36,151
Ramsay Health Care Ltd.	5,725	74,497

		196,313

Materials 1.3%
Andean Resources Ltd. *	19,025	84,158
Atlas Iron Ltd. *	29,500	54,876
Coal of Africa Ltd. *	32,100	37,856
CuDeco Ltd. *	8,492	16,024
Gindalbie Metals Ltd. *	37,875	30,003
Independence Group NL	10,500	51,120
Kingsgate Consolidated Ltd.	3,750	33,444
Lynas Corp., Ltd. *	108,125	94,312
MacArthur Coal Ltd.	7,625	76,553
Mount Gibson Iron Ltd. *	49,300	76,350
Murchison Metals Ltd. *	28,100	34,765
PanAust Ltd. *	139,425	73,216
St Barbara Ltd. *	108,600	31,414
Sundance Resources Ltd. *	304,775	39,333

		733,424

Media 0.1%
Austar United Communications Ltd. *	38,975	31,915

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Biota Holdings Ltd. *	34,850	28,847
Pharmaxis Ltd. *	22,150	40,021

		68,868

Real Estate 0.7%
Abacus Property Group	115,900	42,294
Bunnings Warehouse Property Trust	38,600	63,387
Centro Retail Group, REIT *	200,525	28,556
Charter Hall Retail REIT	109,025	57,738
Cromwell Group	55,125	35,571
FKP Property Group	66,050	44,973
ING Industrial Fund	165,550	67,043
ING Office Fund	161,550	86,273

		425,835

Retailing 0.5%
Automotive Holdings Group	18,075	37,806
David Jones Ltd.	23,650	103,775
JB Hi-Fi Ltd.	3,675	68,101
Pacific Brands Ltd. *	74,025	68,851
Wotif.com Holdings Ltd.	6,225	24,378

		302,911

Semiconductors & Semiconductor Equipment 0.1%
Silex Systems Ltd. *	13,375	53,570

Software & Services 0.2%
carsales.com.au Ltd.	5,275	24,414
Iress Market Technology Ltd.	5,800	39,904
Oakton Ltd.	15,675	41,576

		105,894

30 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 0.1%
TPG Telecom Ltd.	17,800	27,725

Transportation 0.2%
ConnectEast Group	235,325	84,827
Virgin Blue Holdings Ltd. *	189,850	58,297

		143,124

Utilities 0.2%
APA Group	22,275	74,149
Infigen Energy	55,900	32,837

		106,986

		3,459,457

Austria 1.0%

Automobiles & Components 0.1%
Semperit AG Holding	1,375	45,437

Capital Goods 0.3%
Andritz AG	1,450	88,458
Wienerberger AG *	5,625	73,064

		161,522

Consumer Services 0.1%
bwin Interactive Entertainment AG	1,525	73,099

Energy 0.1%
Schoeller-Bleckmann Oilfield Equipment AG	1,000	52,681

Materials 0.1%
Mayr Melnhof Karton AG	350	33,420
RHI AG *	1,975	52,876

		86,296

Real Estate 0.2%
CA Immobilien Anlagen AG *	5,050	59,690
Conwert Immobilien Invest SE	4,875	56,587
Sparkassen Immobilien AG *	6,025	39,819

		156,096

Transportation 0.1%
Oesterreichische Post AG	1,525	39,539

		614,670

Belgium 1.8%

Capital Goods 0.2%
Bekaert N.V.	650	132,179

Diversified Financials 0.5%
Ackermans & van Haaren N.V.	1,225	83,311
Banque Nationale de Belgique	25	118,738
RHJ International *	6,975	56,203
Sofina S.A.	850	65,758

		324,010

Health Care Equipment & Services 0.2%
AGFA-Gevaert N.V. *	7,450	51,130
Omega Pharma S.A.	1,050	38,240

		89,370

Materials 0.2%
Nyrstar	5,175	55,577
Tessenderlo Chemie N.V.	1,500	42,513

		98,090

Real Estate 0.2%
Befimmo S.C.A.	875	65,613
Cofinimmo	625	74,946

		140,559

Retailing 0.1%
S.A. D’ieteren N.V.	150	70,709

Technology Hardware & Equipment 0.1%
EVS Broadcast Equipment S.A.	900	45,526

Telecommunication Services 0.2%
Telenet Group Holding N.V. *	2,975	89,044

Utilities 0.1%
Elia System Operator S.A./N.V.	1,925	65,520

		1,055,007

Canada 19.2%

Automobiles & Components 0.1%
Linamar Corp.	2,500	43,325
Martinrea International, Inc. *	2,500	18,123

		61,448

Banks 0.2%
Canadian Western Bank	2,500	57,205
Genworth MI Canada, Inc.	2,500	61,893

		119,098

Capital Goods 0.6%
Aecon Group, Inc.	2,500	27,360
ATS Automation Tooling Systems, Inc. *	5,000	28,415
CAE, Inc.	12,500	117,808
Russel Metals, Inc.	2,500	44,779
Superior Plus Corp.	5,000	54,954
Toromont Industries Ltd.	2,500	63,065

		336,381

Commercial & Professional Services 0.4%
IESI-BFC Ltd.	2,500	59,197
Ritchie Bros Auctioneers, Inc.	5,000	91,762
Stantec, Inc. *	2,500	60,299
Transcontinental, Inc., Class A	2,500	28,485

		239,743

Consumer Durables & Apparel 0.4%
Dorel Industries, Inc., Class B	2,500	82,056
Gildan Activewear, Inc. *	5,000	137,150

		219,206

Consumer Services 0.5%
Great Canadian Gaming Corp. *	5,000	33,104
Tim Hortons, Inc.	7,500	265,860

		298,964

Diversified Financials 0.8%
AGF Management Ltd., Class B	2,500	33,760
CI Financial Corp.	7,500	139,260
Dundee Corp., Class A *	2,500	26,422
DundeeWealth, Inc.	2,500	30,478
GMP Capital, Inc.	2,500	23,679
Onex Corp.	5,000	131,664
TMX Group, Inc.	2,500	66,512

		451,775

See financial notes 31

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 3.3%
Advantage Oil & Gas Ltd. *	7,500	44,873
Bankers Petroleum Ltd. *	10,000	63,957
Birchcliff Energy Ltd. *	5,000	42,106
BlackPearl Resources, Inc. *	10,000	28,602
Calfrac Well Services Ltd.	2,500	55,681
Celtic Exploration Ltd. *	5,000	53,594
Connacher Oil and Gas Ltd. *	22,500	25,320
Corridor Resources, Inc. *	5,000	23,585
Crescent Point Energy Corp.	7,500	264,102
Crew Energy, Inc. *	2,500	38,683
Denison Mines Corp. *	22,500	30,384
Ensign Energy Services, Inc.	7,500	81,376
Mullen Group Ltd.	2,500	32,518
Niko Resources Ltd.	2,500	246,753
NuVista Energy Ltd.	5,000	49,702
OPTI Canada, Inc. *	17,500	16,903
Pacific Rubiales Energy Corp. *	10,000	235,851
Paramount Resources Ltd., A Shares *	2,500	46,537
Pason Systems, Inc.	2,500	27,664
PetroBakken Energy Ltd., A Shares	2,500	47,194
Petrobank Energy & Resources Ltd. *	2,500	86,698
Progress Energy Resources Corp.	7,500	82,571
Savanna Energy Services Corp. *	5,000	25,836
ShawCor Ltd., Class A	2,500	63,066
Trican Well Service Ltd.	5,000	66,770
Trinidad Drilling Ltd.	5,000	23,444
Uranium One, Inc. *	27,500	90,777
UTS Energy Corp. *	22,500	74,694

		1,969,241

Food & Staples Retailing 0.8%
Alimentation Couche-Tard, Inc., B Shares	5,000	107,329
Empire Co., Ltd., A Shares	2,500	127,632
Metro, Inc., A Shares	5,000	211,656
The Jean Coutu Group PJC, Inc., A Shares	5,000	41,028

		487,645

Food, Beverage & Tobacco 0.4%
Cott Corp. *	5,000	34,557
Maple Leaf Foods, Inc.	5,000	49,374
Viterra, Inc. *	17,500	137,853

		221,784

Health Care Equipment & Services 0.1%
CML Healthcare Income Fund	5,000	52,515

Insurance 0.5%
Industrial Alliance Insurance & Financial Services, Inc.	2,500	70,568
Intact Financial Corp.	5,000	208,093

		278,661

Materials 7.4%
Alamos Gold, Inc.	5,000	79,524
Aura Minerals, Inc. *	5,000	17,396
Aurizon Mines Ltd. *	7,500	49,866
Canfor Corp. *	5,000	38,168
Capstone Mining Corp. *	10,000	24,007
CCL Industries, Inc., Class B	2,500	72,185
Centerra Gold, Inc. *	7,500	105,289
Consolidated Thompson Iron Mines Ltd. *	10,000	78,773
Detour Gold Corp. *	2,500	74,671
Eastern Platinum Ltd. *	30,000	30,103
Eldorado Gold Corp.	20,000	392,742
Equinox Minerals Ltd. *	27,500	122,755
European Goldfields Ltd. *	7,500	66,957
First Quantum Minerals Ltd.	2,500	144,136
Franco-Nevada Corp.	5,000	149,154
Fronteer Gold, Inc. *	5,000	37,136
Gabriel Resources Ltd. *	7,500	35,026
Gammon Gold, Inc. *	7,500	53,735
Harry Winston Diamond Corp. *	2,500	25,156
HudBay Minerals, Inc.	7,500	103,812
IAMGOLD Corp.	15,000	281,333
Inmet Mining Corp.	2,500	119,731
Ivanhoe Mines Ltd. *	15,000	267,267
Lake Shore Gold Corp. *	12,500	44,427
Lundin Mining Corp. *	17,500	69,583
Methanex Corp.	5,000	106,719
Minefinders Corp. *	2,500	23,069
New Gold, Inc. *	17,500	110,775
Northern Dynasty Minerals Ltd. *	2,500	17,208
Northgate Minerals Corp. *	12,500	37,746
Novagold Resources, Inc. *	7,500	55,845
Osisko Mining Corp. *	10,000	133,071
Pan American Silver Corp.	5,000	124,302
Quadra Fnx Mining Ltd. *	8,980	98,192
Red Back Mining, Inc. *	10,000	298,495
Rubicon Minerals Corp. *	5,000	20,631
SEMAFO, Inc. *	10,000	81,962
Sherritt International Corp.	12,500	80,297
Silver Standard Resources, Inc. *	2,500	44,029
Silver Wheaton Corp. *	15,000	338,303
Silvercorp Metals, Inc.	5,000	36,667
Taseko Mines Ltd. *	7,500	33,057
Thompson Creek Metals Co., Inc. *	5,000	42,810
Ventana Gold Corp. *	2,500	19,975
West Fraser Timber Co., Ltd.	2,500	86,768
Western Coal Corp. *	15,000	56,267

		4,329,120

Media 0.6%
Astral Media, Inc.	2,500	84,893
Cogeco Cable, Inc.	2,500	83,978
Groupe Aeroplan, Inc.	10,000	106,344
Quebecor, Inc., Class B	2,500	76,335

		351,550

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Biovail Corp.	7,500	171,543
MDS, Inc. *	5,000	47,639

		219,182

Real Estate 1.5%
Allied Properties Real Estate Investment Trust	2,500	48,999
Boardwalk Real Estate Investment Trust	2,500	104,539
Calloway Real Estate Investment Trust	2,500	54,180
Canadian Apartment Properties Real Estate Investment Trust	2,500	39,035
Canadian Real Estate Investment Trust	2,500	73,076

32 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Chartwell Seniors Housing Real Estate Investment Trust, REIT	5,000	39,762
Cominar Real Estate Investment Trust	2,500	48,155
Dundee Real Estate Investment Trust, REIT	2,500	59,619
Extendicare Real Estate Investment Trust	5,000	46,748
First Capital Realty, Inc.	3,700	51,075
H&R Real Estate Investment Trust	5,000	89,792
InnVest Real Estate Investment Trust	5,000	29,681
Morguard Real Estate Investment Trust	2,500	31,838
Primaris Retail Real Estate Investment Trust	2,500	45,084
RioCan Real Estate Investment Trust	7,500	146,856

		908,439

Retailing 0.2%
Reitmans Canada Ltd., A Shares	2,500	44,052
RONA, inc. *	7,500	88,972

		133,024

Software & Services 0.4%
MacDonald, Dettwiler & Associates Ltd. *	2,500	109,345
Open Text Corp. *	2,500	110,048

		219,393

Technology Hardware & Equipment 0.1%
Celestica, Inc. *	10,000	75,397

Transportation 0.0%
TransForce, Inc.	2,500	22,671

Utilities 0.5%
ATCO Ltd., Class I	2,500	120,153
Emera, Inc.	2,500	61,425
Fortis, Inc.	5,000	138,275

		319,853

		11,315,090

China 0.9%

Capital Goods 0.1%
China Automation Group Ltd.	125,000	78,743

Consumer Durables & Apparel 0.1%
China Hongxing Sports Ltd.	425,000	51,764

Consumer Services 0.1%
Ajisen China Holdings Ltd.	75,000	112,618

Food, Beverage & Tobacco 0.1%
Synear Food Holdings Ltd. *	200,000	34,694

Health Care Equipment & Services 0.1%
Golden Meditech Holdings Ltd. *	300,000	51,295

Retailing 0.1%
Intime Department Store Group Co., Ltd.	25,000	30,726

Software & Services 0.1%
Kingsoft Corp., Ltd.	75,000	35,482

Technology Hardware & Equipment 0.2%
AAC Acoustic Technologies Holdings, Inc.	50,000	91,277
China Wireless Technologies Ltd.	108,000	44,708

		135,985

		531,307

Cyprus 0.1%

Energy 0.1%
ProSafe SE	10,000	48,112

Denmark 1.1%

Banks 0.2%
Jyske Bank A/S *	2,800	92,503
Sydbank A/S *	3,300	69,864

		162,367

Capital Goods 0.1%
NKT Holding A/S	950	36,024

Consumer Durables & Apparel 0.1%
Bang & Olufsen A/S *	2,275	18,061
IC Companys A/S	1,000	35,342

		53,403

Energy 0.1%
Torm A/S *	5,400	38,188

Health Care Equipment & Services 0.1%
GN Store Nord A/S *	10,650	68,732

Insurance 0.1%
Topdanmark A/S *	725	83,552

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
ALK-Abello A/S	575	29,795

Software & Services 0.1%
SimCorp A/S	325	44,002

Transportation 0.2%
DSV A/S	8,250	131,136

		647,199

Finland 2.2%

Capital Goods 0.8%
Cargotec Corp., B Shares	1,825	59,425
Cramo Oyj *	2,225	35,009
Konecranes Oyj	2,450	74,888
Outotec Oyj	1,750	59,140
Ramirent Oyj	4,200	37,313
Ruukki Group Oyj *	13,275	30,201
Uponor Oyj	2,425	33,748
Vacon Oyj	1,150	52,617
YIT Oyj	3,875	80,572

		462,913

Commercial & Professional Services 0.1%
Lassila & Tikanoja Oyj	2,125	37,001
Poyry Oyj	2,900	40,101

		77,102

Consumer Durables & Apparel 0.1%
Amer Sports Oyj, A Shares	6,475	67,810

Diversified Financials 0.2%
Pohjola Bank plc	9,275	101,908

See financial notes 33

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Materials 0.3%
Huhtamaki Oyj	4,900	57,419
Kemira Oyj	2,575	30,927
M-real Oyj, B Shares *	13,000	46,097
Talvivaara Mining Co. plc *	8,000	48,308

		182,751

Media 0.1%
Alma Media Corp.	4,325	35,070

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Orion Oyj, Class B	3,650	66,894

Real Estate 0.1%
Citycon Oyj	11,675	39,618
Sponda Oyj *	12,050	46,251

		85,869

Retailing 0.1%
Stockmann Oyj Abp, B Shares	1,675	53,306

Software & Services 0.1%
Tieto Oyj	3,475	57,327

Telecommunication Services 0.2%
Elisa Oyj *	6,175	122,745

		1,313,695

France 4.3%

Automobiles & Components 0.2%
Faurecia *	1,575	27,414
Valeo S.A. *	3,325	116,381

		143,795

Capital Goods 0.6%
Mersen	1,300	44,941
Nexans S.A.	1,300	78,134
Rexel S.A. *	3,650	51,214
Saft Groupe S.A.	1,100	34,790
Zodiac Aerospace	2,025	122,070

		331,149

Commercial & Professional Services 0.2%
Derichebourg S.A. *	8,775	38,476
Seche Environnement S.A.	600	41,179
Teleperformance	2,775	67,152

		146,807

Consumer Durables & Apparel 0.2%
Beneteau *	2,150	28,637
Nexity	1,350	41,514
SEB S.A.	950	70,029

		140,180

Diversified Financials 0.0%
Financiere Marc de Lacharriere S.A.	750	28,349

Energy 0.3%
Bourbon S.A.	2,650	101,411
Etablissements Maurel et Prom	5,050	55,538

		156,949

Food & Staples Retailing 0.1%
Rallye S.A.	1,275	43,339

Food, Beverage & Tobacco 0.1%
Remy Cointreau S.A.	1,025	56,923

Insurance 0.0%
April Group	875	21,163

Materials 0.4%
Arkema	2,650	110,673
Rhodia S.A.	4,375	82,461
S.A. des Ciments Vicat	450	27,289

		220,423

Media 0.5%
Canal +	5,725	39,284
Havas S.A.	19,800	91,097
IPSOS	1,600	59,725
M6-Metropole Television	3,925	82,085

		272,191

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Boiron S.A.	750	26,366
Stallergenes	500	36,756
Virbac S.A.	375	44,567

		107,689

Real Estate 0.3%
Fonciere Des Regions	1,050	98,219
Mercialys	1,100	36,048
Societe Immobiliere de Location pour l’Industrie et le Commerce	500	55,223

		189,490

Semiconductors & Semiconductor Equipment 0.1%
Silicon-On-Insulator Technologies *	3,575	30,411

Software & Services 0.2%
Alten	1,650	40,998
Altran Technologies S.A. *	7,575	27,766
Groupe Steria SCA	1,375	33,972
UbiSoft Entertainment *	4,900	42,497

		145,233

Technology Hardware & Equipment 0.4%
Gemalto N.V.	3,625	124,394
Ingenico S.A.	1,518	37,120
Neopost S.A.	1,375	97,444

		258,958

Transportation 0.3%
Groupe Eurotunnel S.A. - Reg’d	20,225	150,708

Utilities 0.2%
Rubis	675	59,709
Sechilienne S.A.	1,775	46,506

		106,215

		2,549,972

Germany 4.3%

Automobiles & Components 0.2%
ElringKlinger AG	2,950	76,317
Leoni AG *	1,825	47,932

		124,249

Banks 0.1%
Aareal Bank AG *	1,850	34,187

Capital Goods 1.5%
Bauer AG	875	35,498
Bilfinger Berger AG	1,225	73,245

34 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Conergy AG *	30,375	23,279
Demag Cranes AG *	1,075	32,927
Deutz AG *	10,000	59,989
Gildemeister AG	3,150	38,525
Heidelberger Druckmaschinen AG *	3,500	27,224
Kloeckner & Co. SE *	1,600	31,448
Krones AG *	875	47,347
KUKA AG *	2,450	38,845
MTU Aero Engines Holding AG	1,575	87,867
Nordex SE *	2,550	23,720
Pfeiffer Vacuum Technology AG	525	40,896
Rheinmetall AG	575	31,921
Roth & Rau AG *	1,100	27,765
SGL Carbon SE *	2,975	92,712
SMA Solar Technology AG	300	32,524
Tognum AG	4,700	86,764
Vossloh AG	550	55,062

		887,558

Commercial & Professional Services 0.1%
Interseroh SE	550	30,058

Consumer Durables & Apparel 0.1%
Gerry Weber International AG	1,275	40,139
Rational AG	200	36,336

		76,475

Diversified Financials 0.1%
MLP AG	4,675	43,380

Health Care Equipment & Services 0.1%
Rhoen Klinikum AG	2,800	61,600

Materials 0.4%
Aurubis AG	1,950	77,684
Fuchs Petrolub AG	650	60,315
Symrise AG	4,500	111,526

		249,525

Media 0.1%
Axel Springer AG	425	49,694
Sky Deutschland AG *	19,950	24,671

		74,365

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Morphosys AG *	1,900	39,603
Stada Arzneimittel AG	2,625	80,387

		119,990

Real Estate 0.3%
Alstria Office AG	2,850	30,861
Deutsche Euroshop AG	2,000	59,366
Deutsche Wohnen AG *	4,500	43,907
IVG Immobilien AG *	5,125	33,676

		167,810

Retailing 0.4%
BayWa AG	1,075	39,799
Douglas Holding AG	1,975	84,993
Fielmann AG	575	47,546
Praktiker Bau- und Heimwerkermaerkte Holding AG	4,900	37,864

		210,202

Semiconductors & Semiconductor Equipment 0.2%
Aixtron AG	3,750	93,415

Software & Services 0.3%
Software AG	850	89,439
United Internet AG - Reg’d	5,200	66,849
Wirecard AG	3,850	44,831

		201,119

Technology Hardware & Equipment 0.1%
Wincor Nixdorf AG	1,475	85,981

Telecommunication Services 0.1%
Freenet AG	5,075	51,169

Utilities 0.0%
MVV Energie AG	475	18,715

		2,529,798

Greece 0.2%

Banks 0.0%
National Bank of Greece S.A. ADR *	10,300	25,441

Food, Beverage & Tobacco 0.2%
Coca Cola Hellenic Bottling Co. S.A. ADR	3,975	92,856

		118,297

Hong Kong 3.6%

Automobiles & Components 0.3%
Minth Group Ltd.	50,000	80,607
Xinyi Glass Holdings Co., Ltd.	150,000	76,943

		157,550

Capital Goods 0.2%
China State Construction International Holdings Ltd.	50,000	25,776
CIMC Enric Holdings Ltd. *	60,000	27,769
New Times Energy Corp., Ltd. *	1,800,000	47,670

		101,215

Consumer Durables & Apparel 0.2%
Ports Design Ltd.	25,000	61,001
Skyworth Digital Holdings Ltd.	50,000	26,162
Stella International Holdings Ltd.	25,000	46,860

		134,023

Consumer Services 0.3%
REXLot Holdings Ltd.	625,000	53,031
SJM Holdings Ltd.	125,000	120,364

		173,395

Diversified Financials 0.0%
China Daye Non-Ferrous Metals Mining Ltd. *	360,000	20,364

Energy 0.1%
Brightoil Petroleum Holdings Ltd. *	114,000	46,019

Food, Beverage & Tobacco 0.1%
China Green Holdings Ltd.	75,000	70,676

Health Care Equipment & Services 0.1%
Mingyuan Medicare Development Co., Ltd.	750,000	76,171

Materials 0.6%
AMVIG Holdings Ltd.	100,000	64,279
China Grand Forestry Green Resources Group Ltd. *	500,000	14,206

See financial notes 35

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
China Mining Resources Group Ltd. *	2,950,000	80,401
Fufeng Group Ltd.	50,000	32,140
Sino-Forest Corp. *	10,000	172,270

		363,296

Media 0.0%
VODone Ltd.	100,000	28,926

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Sino Biopharmaceutical	100,000	33,940

Real Estate 0.3%
Champion Real Estate Investment Trust	150,000	73,664
GZI Real Estate Investment Trust	200,000	97,191

		170,855

Retailing 0.3%
Dah Chong Hong Holdings Ltd.	25,000	20,023
Giordano International Ltd.	100,000	55,795
Hengdeli Holdings Ltd.	100,000	46,667
Kai Yuan Holdings Ltd. *	1,100,000	37,475

		159,960

Software & Services 0.2%
G-Resources Group Ltd. *	975,000	47,005
Hi Sun Technology China Ltd. *	75,000	26,226
Nan Hai Corp., Ltd. *	3,750,000	26,997

		100,228

Technology Hardware & Equipment 0.3%
Digital China Holdings Ltd.	50,000	77,778
Inspur International Ltd.	625,000	51,424
Ju Teng International Holdings Ltd.	60,000	31,549
Wasion Group Holdings Ltd.	50,000	36,639

		197,390

Transportation 0.2%
Pacific Basin Shipping Ltd.	150,000	102,012
Road King Infrastructure Ltd.	25,000	20,441

		122,453

Utilities 0.3%
China Oil and Gas Group Ltd. *	500,000	53,995
China Water Affairs Group Ltd.	300,000	106,062

		160,057

		2,116,518

Ireland 0.9%

Capital Goods 0.4%
Charter International plc	6,550	61,407
DCC plc	3,750	94,177
Grafton Group plc	12,900	44,153
Kingspan Group plc *	8,575	59,396

		259,133

Consumer Services 0.1%
Paddy Power plc	1,500	52,217

Food, Beverage & Tobacco 0.1%
C&C Group plc	16,400	64,198

Health Care Equipment & Services 0.1%
United Drug plc	15,275	44,108

Insurance 0.1%
Irish Life & Permanent Group Holdings plc *	15,100	27,828

Materials 0.1%
Smurfit Kappa Group plc *	5,350	45,897

Media 0.0%
Independent News & Media plc *	23,327	19,656

		513,037

Israel 0.1%

Semiconductors & Semiconductor Equipment 0.0%
Mellanox Technologies Ltd. *	1,550	25,081

Telecommunication Services 0.1%
B Communications Ltd. *	1,200	26,159

		51,240

Italy 1.8%

Banks 0.1%
Banca Piccolo Credito Valtellinese Scarl	9,875	44,837
Credito Emiliano S.p.A.	4,850	28,725

		73,562

Capital Goods 0.4%
C.I.R. S.p.A-Compagnie Industriali Riunite *	22,625	39,366
Danieli & C Officine Meccaniche S.p.A.	3,175	31,879
Impregilo S.p.A. *	22,775	57,689
Prysmian S.p.A.	7,425	116,733

		245,667

Consumer Durables & Apparel 0.2%
Geox S.p.A.	4,975	23,490
Indesit Co. S.p.A.	3,100	29,944
Tod’s S.p.A.	700	54,616

		108,050

Diversified Financials 0.1%
Azimut Holding S.p.A.	5,816	50,153
Banca Generali S.p.A.	3,150	34,210

		84,363

Energy 0.1%
ERG S.p.A.	3,975	49,181

Food, Beverage & Tobacco 0.1%
Davide Campari-Milano S.p.A.	15,100	78,349

Health Care Equipment & Services 0.1%
DiaSorin S.p.A.	1,100	44,681

Insurance 0.2%
Milano Assicurazioni S.p.A.	16,575	28,839
Societa Cattolica di Assicurazioni S.c.r.l.	2,800	65,907

		94,746

Materials 0.1%
Italmobiliare S.p.A.	1,650	32,043

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Recordati S.p.A.	5,775	45,543

Software & Services 0.0%
Tiscali S.p.A. *	190,325	24,093

36 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Transportation 0.1%
Ansaldo STS S.p.A.	3,537	42,459

Utilities 0.2%
ACEA S.p.A. *	4,225	46,985
Hera S.p.A.	29,475	53,832
Iren S.p.A.	30,750	48,305

		149,122

		1,071,859

Japan 13.1%

Automobiles & Components 0.3%
Nissin Kogyo Co., Ltd.	7,500	109,325
TS Tech Co., Ltd.	5,000	72,287

		181,612

Banks 0.9%
Kiyo Holdings, Inc.	75,000	102,715
The Bank of Iwate Ltd.	2,500	116,262
The Chiba Kogyo Bank Ltd. *	10,000	60,617
The Fukui Bank Ltd.	25,000	86,043
The Oita Bank Ltd.	25,000	81,874
The Yachiyo Bank Ltd.	2,500	54,484

		501,995

Capital Goods 3.5%
Aica Kogyo Co., Ltd.	7,500	83,959
Central Glass Co., Ltd.	25,000	90,806
Chudenko Corp.	5,000	54,007
Daifuku Co., Ltd.	12,500	58,950
Furukawa Co., Ltd. *	50,000	48,232
Futaba Corp.	5,000	77,290
Hanwa Co., Ltd.	25,000	90,508
Hitachi Zosen Corp.	50,000	67,881
Hoshizaki Electric Co., Ltd.	2,500	44,569
Inaba Denki Sangyo Co., Ltd.	2,500	57,848
Iseki & Co., Ltd. *	25,000	66,690
Iwatani Corp.	25,000	69,072
Komori Corp.	7,500	71,811
Kyowa Exeo Corp.	7,500	65,559
Meidensha Corp.	25,000	75,325
Nachi-Fujikoshi Corp.	25,000	61,331
Nichias Corp.	25,000	103,311
Noritake Co., Ltd.	25,000	78,302
Noritz Corp.	5,000	95,808
Oiles Corp.	5,000	76,218
Okumura Corp.	25,000	82,768
OSG Corp.	7,500	70,204
Sanwa Holdings Corp.	25,000	73,538
SHO-BOND Holdings Co., Ltd.	2,500	52,251
Sintokogio Ltd.	10,000	67,048
Taikisha Ltd.	5,000	78,361
Toyo Tanso Co., Ltd.	2,500	121,025
Tsubakimoto Chain Co.	25,000	91,104

		2,073,776

Commercial & Professional Services 0.5%
Daiseki Co., Ltd.	2,500	45,463
Duskin Co., Ltd.	5,000	89,615
Mitsubishi Pencil Co., Ltd.	5,000	81,398
Park24 Co., Ltd.	7,500	81,011

		297,487

Consumer Durables & Apparel 0.6%
Foster Electric Co., Ltd.	2,500	53,620
Mizuno Corp.	25,000	112,242
Pioneer Corp. *	20,000	59,307
Sangetsu Co., Ltd.	2,500	53,412
Tomy Co., Ltd.	7,500	57,878

		336,459

Consumer Services 0.5%
Accordia Golf Co., Ltd.	100	98,607
Doutor Nichires Holdings Co., Ltd.	7,500	99,410
Saizeriya Co., Ltd.	5,000	97,416

		295,433

Diversified Financials 0.6%
Fuyo General Lease Co., Ltd.	2,500	65,678
IBJ Leasing Co., Ltd.	2,500	50,792
Ichiyoshi Securities Co., Ltd.	12,500	83,512
Japan Securities Finance Co., Ltd.	10,000	56,806
Tokai Tokyo Financial Holdings, Inc.	25,000	82,768

		339,556

Food, Beverage & Tobacco 0.7%
Fuji Oil Co., Ltd.	5,000	77,171
Hokuto Corp.	2,500	56,419
Megmilk Snow Brand Co., Ltd.	7,500	141,479
Morinaga Milk Industry Co., Ltd.	25,000	108,074

		383,143

Health Care Equipment & Services 0.1%
Toho Holdings Co., Ltd.	5,000	72,109

Household & Personal Products 0.4%
Fancl Corp.	5,000	81,517
Mandom Corp.	2,500	67,316
Unihair Co., Ltd. *	7,500	88,871

		237,704

Materials 2.4%
Adeka Corp.	7,500	76,545
Earth Chemical Co., Ltd.	2,500	79,612
FP Corp.	2,500	135,465
Fujimi, Inc.	2,500	34,208
Kureha Corp.	25,000	127,129
Nifco, Inc.	5,000	111,171
Nippon Light Metal Co., Ltd. *	50,000	79,790
Nippon Soda Co., Ltd.	25,000	80,981
NOF Corp.	25,000	103,013
Sakai Chemical Industry Co., Ltd.	25,000	94,677
Sanyo Special Steel Co., Ltd. *	25,000	115,220
Toagosei Co., Ltd.	25,000	94,677
Tokyo Ohka Kogyo Co., Ltd.	5,000	80,505
Toyo Ink Manufacturing Co., Ltd.	25,000	91,699
Yodogawa Steel Works Ltd.	25,000	94,677

		1,399,369

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
ASKA Pharmaceutical Co., Ltd.	25,000	168,810
Nichi-iko Pharmaceutical Co., Ltd.	2,500	90,658

		259,468

Real Estate 0.1%
Hulic Co., Ltd.	7,500	51,626

Retailing 0.4%
EDION Corp.	10,000	68,953

See financial notes 37

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
K’s Holdings Corp.	2,700	58,360
Tsutsumi Jewelry Co., Ltd.	5,000	115,875

		243,188

Semiconductors & Semiconductor Equipment 0.1%
Sanken Electric Co., Ltd. *	25,000	79,195

Software & Services 0.4%
eAccess Ltd.	100	72,883
Fuji Soft, Inc.	5,000	75,801
Net One Systems Co., Ltd.	50	57,640

		206,324

Technology Hardware & Equipment 0.6%
HORIBA Ltd.	2,500	59,545
Hosiden Corp.	7,500	69,936
Nichicon Corp.	7,500	80,386
Ryosan Co., Ltd.	2,500	63,713
Ryoyo Electro Corp.	10,000	90,747

		364,327

Transportation 0.6%
Hitachi Transport System, Ltd.	5,000	73,002
Japan Airport Terminal Co., Ltd.	5,000	85,626
Sankyu, Inc.	25,000	95,570
The Sumitomo Warehouse Co., Ltd.	25,000	119,685

		373,883

		7,696,654

Liechtenstein 0.1%

Banks 0.1%
Liechtensteinische Landesbank AG	550	36,341

Luxembourg 0.1%

Commercial & Professional Services 0.1%
Regus plc	36,150	38,391

Real Estate 0.0%
GAGFAH S.A.	4,200	30,149

		68,540

Netherlands 2.3%

Capital Goods 0.6%
Aalberts Industries N.V.	5,075	72,080
Arcadis N.V.	2,350	47,847
Heijmans N.V. *	1,400	20,818
Imtech N.V.	3,200	90,146
Koninklijke BAM Groep N.V.	9,425	47,316
Koninklijke Boskalis Westminster N.V.	2,175	81,382

		359,589

Commercial & Professional Services 0.1%
USG People N.V. *	3,875	49,397

Consumer Durables & Apparel 0.1%
Koninklijke Ten Cate N.V.	1,750	44,416
TomTom N.V. *	3,500	18,759

		63,175

Diversified Financials 0.1%
BinckBank N.V.	3,650	47,225
SNS REAAL N.V. *	7,950	33,697

		80,922

Food & Staples Retailing 0.1%
Sligro Food Group N.V.	1,550	45,585

Food, Beverage & Tobacco 0.3%
CSM	3,150	82,152
Nutreco Holding N.V.	1,725	100,389

		182,541

Health Care Equipment & Services 0.1%
Mediq N.V.	3,075	50,552

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Crucell N.V. *	3,750	70,681

Real Estate 0.4%
Eurocommercial Properties N.V.	1,975	76,233
Nieuwe Steen Investments Funds N.V.	2,525	46,051
VastNed Retail N.V.	1,000	54,244
Wereldhave N.V.	975	80,621

		257,149

Semiconductors & Semiconductor Equipment 0.1%
ASM International N.V. *	1,925	42,656

Software & Services 0.1%
Exact Holding	1,775	41,002
Unit 4 Agresso N.V.	1,875	41,631

		82,633

Technology Hardware & Equipment 0.1%
TKH Group N.V.	2,225	43,832

Transportation 0.1%
Koninklijke Vopak N.V. *	800	32,226

		1,360,938

New Zealand 0.4%

Consumer Durables & Apparel 0.1%
Fisher & Paykel Appliances Holdings Ltd. *	101,650	36,317

Energy 0.0%
New Zealand Oil & Gas Ltd.	24,750	19,939

Insurance 0.1%
TOWER Ltd.	41,700	54,044

Real Estate 0.0%
Goodman Property Trust	51,225	33,374

Transportation 0.1%
Mainfreight Ltd.	12,975	60,446

Utilities 0.1%
Infratil Ltd.	35,925	41,023

		245,143

Norway 1.6%

Banks 0.1%
SpareBank 1 SMN	5,000	39,246
SpareBank 1 SR Bank	5,000	39,643

		78,889

Capital Goods 0.1%
Veidekke A.S.A.	5,000	32,890

38 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Commercial & Professional Services 0.1%
Tomra Systems A.S.A.	12,500	70,110

Diversified Financials 0.0%
ABG Sundal Collier Holding A.S.A.	28,825	27,480

Energy 0.8%
Aker A.S.A., Class A	2,500	44,092
Det Norske Oljeselskap A.S.A. *	6,275	19,043
DNO International A.S.A. *	47,900	64,654
Fred Olsen Energy A.S.A.	1,250	36,207
Frontline Ltd.	2,500	66,615
Golar LNG Ltd.	2,500	25,224
Norwegian Energy Co. *	14,700	28,495
Petroleum Geo-Services A.S.A. *	7,500	67,568
Sevan Marine A.S.A. *	25,425	23,855
Songa Offshore SE *	10,000	30,841
TGS Nopec Geophysical Co. A.S.A.	4,114	55,432

		462,026

Food, Beverage & Tobacco 0.2%
Cermaq A.S.A. *	5,000	51,639
Marine Harvest A.S.A.	111,775	85,461

		137,100

Media 0.1%
Schibsted A.S.A.	3,075	70,357

Real Estate 0.1%
Norwegian Property A.S.A. *	25,000	36,426

Software & Services 0.1%
Atea A.S.A.	5,000	32,096

		947,374

Peru 0.1%

Materials 0.1%
Hochschild Mining plc	7,450	40,120

Portugal 0.3%

Capital Goods 0.1%
Mota-Engil, SGPS, S.A.	11,800	33,309
Sonae	47,275	51,372

		84,681

Materials 0.1%
Portucel-Empresa Produtora de Pasta e Papel S.A.	16,300	45,162
Semapa-Sociedade de Investimento e Gestao, SGPS, S.A.	3,925	39,957

		85,119

Utilities 0.1%
Redes Energeticas Nacionais S.A.	8,600	29,293

		199,093

Republic of Korea 2.9%

Automobiles & Components 0.0%
S&T Daewoo Co., Ltd. *	600	13,037
S&T Dynamics Co., Ltd.	600	10,359

		23,396

Banks 0.6%
KB Financial Group, Inc. ADR	3,875	157,867
Shinhan Financial Group Co., Ltd. ADR	2,500	191,600

		349,467

Capital Goods 0.1%
Kumho Electric Co., Ltd.	200	6,456
LG International Corp.	600	17,741
Sung Kwang Bend Co., Ltd.	620	11,532

		35,729

Commercial & Professional Services 0.0%
Korea Plant Service & Engineering Co., Ltd.	280	14,363

Consumer Services 0.1%
Hana Tour Service, Inc.	514	22,251
Hotel Shilla Co., Ltd.	400	9,392

		31,643

Diversified Financials 0.1%
Hanwha Securities Co.	800	4,771
Tong Yang Securities, Inc.	4,000	32,597

		37,368

Food, Beverage & Tobacco 0.1%
Daesang Corp. *	1,800	10,810
Orion Corp.	115	37,457

		48,267

Insurance 0.1%
Hanwha General Insurance Co., Ltd. *	1,200	9,269
Hyundai Marine & Fire Insurance Co., Ltd.	2,000	35,032
Meritz Fire & Marine Insurance Co., Ltd.	2,400	14,533

		58,834

Materials 0.4%
Korea Kumho Petrochemical *	770	39,948
OCI Materials Co., Ltd.	220	20,718
Poongsan Corp.	600	18,767
POSCO ADR	1,725	174,156
SK Chemicals Co., Ltd.	380	19,810

		273,399

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Celltrion, Inc. *	2,160	37,204

Retailing 0.0%
CJ O Shopping Co., Ltd. *(a)	100	10,710

Semiconductors & Semiconductor Equipment 0.2%
Jusung Engineering Co., Ltd. *	1,100	16,515
Samsung Electronics Co., Ltd. GDR - Reg’d	225	70,763
Seoul Semiconductor Co., Ltd.	1,440	43,840

		131,118

Software & Services 0.0%
Korea Digital Communications Corp. *	3,740	9,562
Posco ICT Co., Ltd. *	1,370	10,627

		20,189

Technology Hardware & Equipment 0.4%
Ace Digitech Co., Ltd. *	340	6,154
Daeduck Electronics Co.	2,400	13,132
Humax Co., Ltd.	3,635	39,415
LG Display Co., Ltd. ADR	8,825	124,256
LG Innotek Co., Ltd.	260	28,626

See financial notes 39

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
SFA Engineering Corp.	200	6,039

		217,622

Telecommunication Services 0.3%
KT Corp. ADR	4,450	83,082
SK Telecom Co., Ltd. ADR	5,950	95,319

		178,401

Transportation 0.1%
Asiana Airlines *	6,140	42,712

Utilities 0.3%
Korea Electric Power Corp. ADR *	13,350	164,339

		1,674,761

Singapore 1.5%

Consumer Services 0.1%
Raffles Education Corp., Ltd. *	300,000	59,792

Energy 0.2%
Ezra Holdings Ltd. (a)	50,000	65,328
Straits Asia Resources Ltd.	50,000	76,770

		142,098

Food, Beverage & Tobacco 0.1%
Indofood Agri Resources Ltd. *	50,000	84,889

Materials 0.1%
OM Holdings Ltd.	33,850	45,945

Real Estate 0.6%
CDL Hospitality Trusts	50,000	73,817
Ho Bee Investment Ltd.	50,000	53,518
Mapletree Logistics Trust	125,000	77,508
Suntec Real Estate Investment Trust	125,000	131,025

		335,868

Retailing 0.1%
Oceanus Group Ltd. *	225,000	52,318

Transportation 0.2%
Singapore Airport Terminal Services Ltd.	50,000	102,975

Utilities 0.1%
Hyflux Ltd.	25,000	55,363

		879,248

South Africa 0.2%

Materials 0.2%
Aquarius Platinum Ltd.	21,475	92,084
Great Basin Gold Ltd. *	15,000	32,072

		124,156

Spain 1.7%

Banks 0.1%
Banco Pastor S.A.	6,350	31,959

Capital Goods 0.3%
Abengoa S.A.	2,000	48,042
Construcciones y Auxiliar de Ferrocarriles S.A.	150	63,751
Obrascon Huarte Lain S.A.	3,350	83,876

		195,669

Commercial & Professional Services 0.1%
Prosegur, Compania de Seguridad S.A.	1,350	68,974

Consumer Services 0.1%
NH Hoteles S.A. *	12,100	43,521
Sol Melia S.A.	4,325	34,301

		77,822

Diversified Financials 0.1%
Bolsas y Mercados Espanoles S.A.	3,425	89,324

Energy 0.1%
Tecnicas Reunidas S.A.	750	38,186

Food, Beverage & Tobacco 0.3%
Ebro Puleva S.A.	5,100	89,514
Viscofan S.A.	2,725	80,280

		169,794

Insurance 0.1%
Grupo Catalana Occidente S.A.	2,700	45,743

Materials 0.1%
Grupo Empresarial Ence S.A. *	9,800	27,775
Tubacex S.A. *	9,275	27,231

		55,006

Media 0.0%
Antena 3 de Television S.A.	3,975	27,028

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Almirall S.A.	2,525	25,641
Faes Farma S.A.	9,959	33,162
Zeltia S.A. *	10,750	43,516

		102,319

Transportation 0.2%
Iberia Lineas Aereas de Espana S.A. *	29,875	96,633

		998,457

Sweden 4.1%

Capital Goods 0.7%
Cardo AB	1,400	43,214
Hexagon AB, B Shares	6,975	114,321
Lindab International AB *	4,225	45,516
NCC AB, B Shares	3,775	62,333
Peab AB	8,950	53,552
Trelleborg AB, B Shares	10,325	68,840

		387,776

Commercial & Professional Services 0.2%
Intrum Justitia AB	3,725	37,905
Loomis AB, B Shares	6,300	63,254
Niscayah Group AB	27,450	35,196

		136,355

Consumer Durables & Apparel 0.2%
Husqvarna AB, A Shares	8,500	53,535
JM AB	2,875	45,347

		98,882

Consumer Services 0.2%
Betsson AB *	2,900	36,789
Rezidor Hotel Group AB *	10,175	43,625
SkiStar AB	2,425	40,717

		121,131

40 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Diversified Financials 0.7%
Avanza Bank Holding AB	1,850	52,084
Investment AB Oresund	3,275	42,213
Kinnevik Investment AB, B Shares	8,175	148,963
L.E. Lundbergforetagen AB, B Shares	950	46,918
Ratos AB, B Shares	4,700	126,009

		416,187

Energy 0.1%
Lundin Petroleum AB *	10,725	59,982

Food & Staples Retailing 0.2%
Axfood AB	2,225	63,577
Hakon Invest AB	4,125	61,509

		125,086

Food, Beverage & Tobacco 0.1%
AarhusKarlshamn AB	3,025	59,718

Health Care Equipment & Services 0.4%
Elekta AB, B Shares	2,475	71,628
Getinge AB, B Shares	8,850	178,193

		249,821

Materials 0.1%
Billerud AB	5,375	30,922
Hoganas AB, B Shares	1,875	51,007

		81,929

Media 0.2%
Modern Times Group, B Shares	2,325	134,100

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Meda AB, A Shares	9,900	77,303

Real Estate 0.6%
Castellum AB	7,550	77,546
Fabege AB	8,875	62,315
Hufvudstaden AB, A Shares	5,300	46,238
Kungsleden AB	7,675	50,297
Wallenstam AB, B Shares	2,400	46,973
Wihlborgs Fastigheter AB	2,475	53,561

		336,930

Retailing 0.1%
Clas Ohlson AB, B Shares	1,675	25,737
Mekonomen AB	1,850	46,060

		71,797

Technology Hardware & Equipment 0.1%
Axis Communications AB	3,325	38,459

Transportation 0.1%
SAS AB *	10,253	36,308

		2,431,764

Switzerland 5.6%

Automobiles & Components 0.1%
Rieter Holding AG - Reg’d *	225	65,902

Banks 0.5%
Banque Cantonale Vaudoise - Reg’d	125	59,788
Basler Kantonalbank	450	62,352
St Galler Kantonalbank AG - Reg’d	100	45,365
Valiant Holding AG - Reg’d	725	142,140

		309,645

Capital Goods 1.3%
Belimo Holding AG - Reg’d	50	73,718
Bobst Group AG - Reg’d *	1,125	42,382
Bucher Industries AG - Reg’d	575	75,022
Georg Fischer AG - Reg’d *	225	82,877
Huber & Suhner AG - Reg’d	1,125	57,692
Implenia AG - Reg’d *	1,625	44,872
Kaba Holding AG, B Shares - Reg’d	250	69,896
Meyer Burger Technology AG *	1,725	47,548
OC Oerlikon Corp. AG *	8,400	31,562
Schweiter Technologies AG	100	61,440
Sulzer AG - Reg’d	1,350	134,068
Von Roll Holding AG	5,700	29,681

		750,758

Consumer Durables & Apparel 0.3%
Forbo Holding AG - Reg’d	150	78,328
Metall Zug AG, B Shares - Reg’d	25	73,447
Schulthess Group - Reg’d	875	27,786

		179,561

Consumer Services 0.1%
Kuoni Reisen Holding AG - Reg’d	125	44,255
Orascom Development Holding AG *	550	28,395

		72,650

Diversified Financials 0.2%
Bank Sarasin & Cie AG, B Shares - Reg’d	1,800	65,325
Partners Group Holding AG	225	31,331
Vontobel Holding AG - Reg’d	1,650	48,817

		145,473

Energy 0.1%
Petroplus Holdings AG *	3,425	38,506

Food, Beverage & Tobacco 0.4%
Aryzta AG	3,500	150,148
Barry Callebaut AG - Reg’d *	100	69,280

		219,428

Health Care Equipment & Services 0.2%
Galenica AG - Reg’d	225	96,246

Insurance 0.2%
Helvetia Holding AG - Reg’d	275	90,040

Materials 0.5%
Clariant AG - Reg’d *	9,275	119,459
Ems-Chemie Holding AG - Reg’d	675	98,122
Ferrexpo plc	9,375	43,081
Sika AG	25	43,984

		304,646

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Acino Holding AG - Reg’d	425	39,713
Tecan Group AG - Reg’d	625	38,215

		77,928

Real Estate 0.7%
Allreal Holding AG - Reg’d	425	53,314
Intershop Holdings AG	150	43,343
Mobimo Holding AG - Reg’d *	325	56,442
PSP Swiss Property AG - Reg’d *	2,125	143,972
Swiss Prime Site AG - Reg’d *	1,800	117,426

		414,497

See financial notes 41

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Retailing 0.2%
Dufry Group - Reg’d *	725	69,640
Valora Holding AG - Reg’d	250	67,308

		136,948

Software & Services 0.1%
Temenos Group AG - Reg’d *	2,200	56,627

Technology Hardware & Equipment 0.4%
Ascom Holding AG - Reg’d *	4,175	45,497
Kudelski S.A.	2,500	62,870
Logitech International S.A. - Reg’d *	7,425	110,496

		218,863

Transportation 0.2%
Flughafen Zuerich AG - Reg’d	125	41,605
Panalpina Welttransport Holding AG - Reg’d *	800	77,318

		118,923

		3,296,641

United Kingdom 17.0%

Automobiles & Components 0.3%
GKN plc *	67,700	150,662

Banks 0.1%
Paragon Group of Cos. plc	17,200	35,845

Capital Goods 2.6%
Ashtead Group plc	29,950	35,420
Balfour Beatty plc	26,425	97,348
Bodycote plc	14,600	50,644
Carillion plc	17,700	82,643
Chemring Group plc	1,450	57,986
Chloride Group plc	14,725	84,798
Cookson Group plc *	12,425	80,050
Fenner plc	10,775	33,733
IMI plc	11,750	123,340
Keller Group plc	4,275	37,549
Kier Group plc	2,450	37,278
Meggitt plc	27,800	113,779
Melrose plc	21,875	86,571
Morgan Crucible Co. plc	16,400	48,999
Qinetiq Group plc	30,725	50,952
Senior plc	28,200	49,408
SIG plc *	30,000	42,949
Speedy Hire plc	45,650	14,383
Spirax-Sarco Engineering plc	3,175	77,294
The Weir Group plc	7,900	146,548
Travis Perkins plc *	8,775	102,766
Ultra Electronics Holdings plc	2,875	73,746

		1,528,184

Commercial & Professional Services 2.0%
Aggreko plc	10,275	224,084
Babcock International Group plc	15,729	122,199
Connaught plc	8,425	2,182
De La Rue plc	4,525	48,681
Homeserve plc	13,500	94,425
Intertek Group plc	6,050	156,583
ITE Group plc	16,250	38,086
Michael Page International plc	14,550	88,710
Mitie Group plc	17,600	52,800
Mouchel Group plc	10,725	19,203
RPS Group plc	13,250	34,639
Serco Group plc	18,375	164,360
The Davis Service Group plc	8,975	52,485
WS Atkins plc	5,775	60,354

		1,158,791

Consumer Durables & Apparel 0.7%
Barratt Developments plc *	43,800	64,657
Bellway plc	5,625	45,214
Bovis Homes Group plc *	7,550	40,961
Pace plc	14,000	44,217
Persimmon plc *	13,150	73,403
Redrow plc *	18,475	30,382
Taylor Wimpey plc *	143,300	56,953
The Berkeley Group Holdings plc *	6,050	76,153

		431,940

Consumer Services 0.9%
Dignity plc	3,525	38,411
Domino’s Pizza UK & IRL plc	6,125	40,497
Enterprise Inns plc *	27,725	37,497
Greene King plc	10,050	63,791
J.D. Wetherspoon plc	6,700	43,125
Marston’s plc	32,675	46,804
Millennium & Copthorne Hotels plc	8,175	61,062
Mitchells & Butlers plc *	17,775	79,196
Punch Taverns plc *	36,250	44,821
Rank Group plc	25,350	43,207
Restaurant Group plc	10,300	38,166

		536,577

Diversified Financials 1.5%
Aberdeen Asset Management plc	41,750	86,367
Ashmore Group plc	9,900	44,140
BlueBay Asset Management plc	6,525	28,881
Close Brothers Group plc	5,800	59,323
F&C Asset Management plc	34,400	33,308
Henderson Group plc	27,000	51,829
IG Group Holdings plc	14,800	118,735
Intermediate Capital Group plc	18,900	79,300
International Personal Finance	13,350	49,037
Investec plc	19,300	139,501
London Stock Exchange Group plc	7,625	77,403
Rathbone Brothers	3,150	41,731
Tullett Prebon plc	10,000	56,865

		866,420

Energy 1.3%
Acergy S.A.	5,000	76,943
Dana Petroleum plc *	4,175	116,332
Heritage Oil plc	7,150	35,219
Hunting plc	6,875	63,873
JKX Oil & Gas plc	8,500	38,668
John Wood Group plc	15,525	86,709
Premier Oil plc *	4,875	113,585
Salamander Energy plc *	9,200	31,220
SOCO International plc *	13,200	95,430
Subsea 7, Inc. *	5,000	79,683
Wellstream Holdings plc	5,875	49,210

		786,872

Food, Beverage & Tobacco 0.2%
Britvic plc	9,200	68,209
Dairy Crest Group plc	7,200	40,700

42 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Premier Foods plc *	125,075	30,756

		139,665

Health Care Equipment & Services 0.2%
SSL International plc	6,900	123,120

Household & Personal Products 0.1%
McBride plc	9,075	19,457
PZ Cussons plc	8,825	44,324

		63,781

Insurance 0.9%
Amlin plc	18,400	114,926
Beazley plc	30,725	52,794
Brit Insurance Holdings N.V.	4,377	64,579
Catlin Group Ltd.	14,800	74,812
Hiscox Ltd.	15,325	86,463
Jardine Lloyd Thompson Group plc	6,225	55,346
Lancashire Holdings Ltd.	8,175	67,030
St James’s Place plc	7,525	29,549

		545,499

Materials 0.8%
Croda International plc	4,550	89,509
DS Smith plc	21,850	45,503
Filtrona plc	14,100	50,968
Mondi plc	15,875	114,282
Petropavlovsk plc	7,550	123,578
Victrex plc	3,750	62,014

		485,854

Media 0.4%
Informa plc	23,975	141,346
Rightmove plc	5,125	50,962
Trinity Mirror plc *	16,750	28,317
Yell Group plc *	120,800	26,846

		247,471

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
BTG plc *	13,825	42,708
Genus plc	3,550	39,556
Hikma Pharmaceuticals plc	5,600	65,841

		148,105

Real Estate 0.7%
Atrium European Real Estate Ltd.	9,125	48,118
Big Yellow Group plc	7,650	34,249
Derwent London plc	3,425	74,221
Grainger plc	16,225	27,280
Great Portland Estates plc	13,350	64,897
Helical Bar plc	6,525	28,580
Savills plc	7,350	35,086
Shaftesbury plc	9,250	59,282
Unite Group plc *	8,725	25,210

		396,923

Retailing 0.9%
Carpetright plc	2,375	26,445
Debenhams plc *	59,200	52,543
DSG International plc *	164,850	61,085
GaliForm plc *	33,050	32,001
Game Group plc	22,675	23,088
Halfords Group plc	9,100	67,663
HMV Group plc	28,875	26,405
Inchcape plc *	20,366	80,129
Kesa Electricals plc	28,175	57,678
Mothercare plc	4,675	37,937
N Brown Group plc	12,175	41,896
WH Smith plc	7,825	49,019

		555,889

Semiconductors & Semiconductor Equipment 0.5%
ARM Holdings plc	42,175	237,755
CSR plc *	6,975	30,112

		267,867

Software & Services 0.8%
Aveva Group plc	3,275	71,826
Dimension Data Holdings plc	67,450	124,812
Fidessa Group plc	2,075	43,722
Micro Focus International plc	8,950	41,458
Misys plc *	22,150	93,140
Telecity Group plc *	7,525	55,744
Xchanging plc	13,850	27,544

		458,246

Technology Hardware & Equipment 0.8%
Electrocomponents plc	20,925	67,857
Halma plc	16,700	70,403
Laird plc	17,425	34,868
Premier Farnell plc	18,725	64,349
Rotork plc	3,650	88,409
Spectris plc	5,500	74,259
Spirent Communications plc	30,000	59,201

		459,346

Transportation 0.8%
BBA Aviation plc	14,325	39,013
easyJet plc *	12,300	65,899
FirstGroup plc	19,000	101,591
Forth Ports plc	2,250	45,058
Go-Ahead Group plc	2,000	33,658
National Express Group plc *	23,800	81,862
Stagecoach Group plc	29,350	77,676

		444,757

Utilities 0.3%
Northumbrian Water Group plc	14,350	72,802
Pennon Group plc	12,125	106,778

		179,580

		10,011,394

United States 0.3%

Health Care Equipment & Services 0.2%
SXC Health Solutions Corp. *	1,000	78,267

Materials 0.1%
Golden Star Resources Ltd. *	10,000	46,983
Jaguar Mining, Inc. *	5,000	29,446

		76,429

		154,696

Total Common Stock
(Cost $59,982,861)		58,100,578

See financial notes 43

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Other Investment Companies 0.4% of net assets

Guernsey 0.0%
FCPT Ltd.	16,227	22,383

Luxembourg 0.1%
ProLogis European Properties *	7,800	46,196

Switzerland 0.2%
BB Biotech AG	1,050	56,901
Schroder ImmoPLUS	75	75,444

		132,345

United States 0.1%
State Street Institutional Liquid Reserves Fund - Institutional Class	52,420	52,420

Total Other Investment Companies
(Cost $263,123)		253,344

Preferred Stock 0.3% of net assets

Germany 0.3%

Consumer Durables & Apparel 0.1%
Hugo Boss AG	950	40,985

Materials 0.1%
Fuchs Petrolub AG	425	41,938

Media 0.1%
ProSiebenSat.1 Media AG	3,825	68,886

Total Preferred Stock
(Cost $135,903)		151,809

Warrants 0.0% of net assets

France 0.0%

Energy 0.0%
Etablissements Maurel et Prom *	4,040	580

Hong Kong 0.0%

Capital Goods 0.0%
New Times Energy Corp., Ltd. *	205,714	1,032

Total Warrants
(Cost $637)		1,612

End of Investments

At 8/31/10, the tax basis cost of the fund’s investments was $60,772,743 and the unrealized appreciation and depreciation were $2,886,261 and ($5,151,661), respectively, with a net unrealized depreciation of ($2,265,400).

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
Reg’d —	Registered
REIT —	Real Estate Investment Trust

44 See financial notes

 Schwab International Small-Cap Equity ETF

Statement of
Assets and Liabilities
As of August 31, 2010

Assets

Investments, at value (cost $60,382,524)		$58,507,343
Foreign currency, at value (cost $75,222)		74,765
Receivables:
Investments sold		184,041
Dividends		62,472
Foreign tax reclaims		20,829
Interest	+	35

Total assets		58,849,485

Liabilities

Payables:
Investment adviser and administrator fees		1,778

Total liabilities		1,778

Net Assets

Total assets		58,849,485
Total liabilities	−	1,778

Net assets		$58,847,707

Net Assets by Source
Capital received from investors		60,437,289
Net investment income not yet distributed		526,412
Net realized capital losses		(240,024)
Net unrealized capital losses		(1,875,970)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$58,847,707		2,500,001		$23.54

See financial notes 45

 Schwab International Small-Cap Equity ETF

Statement of
Operations
For January 13, 2010* through August 31, 2010

Investment Income

Dividends (net of foreign withholding tax of $64,748)		$605,821
Interest	+	155

Total investment income		605,976

Expenses

Investment adviser and administrator fees		83,931

Total expenses	−	83,931

Net investment income		522,045

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(230,222)
Net realized losses on foreign currency transactions	+	(5,435)

Net realized losses		(235,657)
Net unrealized losses on investments		(1,875,181)
Net unrealized losses on foreign currency translations	+	(789)

Net unrealized losses	+	(1,875,970)

Net realized and unrealized losses		(2,111,627)

Net decrease in net assets resulting from operations		($1,589,582)

*	Commencement of operations.

46 See financial notes

 Schwab International Small-Cap Equity ETF

Statements of
Changes in Net Assets
For the current period only. Because the fund commenced operations on January 13, 2010, it has no prior report period.

Operations

1/13/10*-8/31/10
Net investment income		$522,045
Net realized losses		(235,657)
Net unrealized losses	+	(1,875,970)

Net decrease in net assets resulting from operations		(1,589,582)

Transactions in Fund Shares

		1/13/10*-8/31/10
		SHARES	VALUE
Shares Sold		2,500,001	$60,437,289
Shares Redeemed	+	—	—

Net transactions in fund shares		2,500,001	$60,437,289

Shares Outstanding and Net Assets

		1/13/10*-8/31/10
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	2,500,001	58,847,707

End of period		2,500,001	$58,847,707

Net investment income not yet distributed			$526,412

*	Commencement of operations.

See financial notes 47

Schwab Emerging Markets Equity ETF™

Financial Statements

Financial Highlights

	1/13/10[1]–
	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.27
Net realized and unrealized gains (losses)	(0.97)

Total from investment operations	(0.70)

Net asset value at end of period	24.30

Total return (%)	(2.80)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.30	[3,4]
Gross operating expenses	0.30	[3]
Net investment income (loss)	2.94	[3]
Portfolio turnover rate[5]	23	[2]
Net assets, end of period ($ x 1,000)	148,222

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Effective June 14, 2010, the annual operating expense was reduced. The ratio presented for period ended August 31, 2010 is a blended rate. Please see financial note 4 for more information.
5 Portfolio turnover rate excludes securities received or delivered from processing of in kind creations or redemptions.

48 See financial notes

 Schwab Emerging Markets Equity ETF

Portfolio Holdings as of August 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on Schwab’s website at www.schwab.com/schwabetfs.

		Cost	Value
Holdings by Category		($)	($)

91.9%	Common Stock	137,122,162	136,240,498
7.5%	Preferred Stock	11,809,360	11,128,906
0.3%	Other Investment Company	464,482	464,482
—%	Rights	—	—

99.7%	Total Investments	149,396,004	147,833,886
0.3%	Other Assets and Liabilities, Net		387,719

100.0%	Net Assets		148,221,605

	Number	Value
Security	of Shares	($)

Common Stock 91.9% of net assets

Brazil 11.0%

Banks 1.8%
Banco Bradesco S.A. ADR	87,230	1,537,865
Banco do Brasil S.A.	42,700	693,347
Banco Santander Brasil S.A. ADR	37,393	470,404

		2,701,616

Capital Goods 0.3%
Empresa Brasileira de Aeronautica S.A. ADR *	9,150	226,829
Weg S.A.	18,300	177,371

		404,200

Consumer Durables & Apparel 0.3%
Cyrela Brazil Realty S.A.	12,200	151,844
MRV Engenharia e Participacoes S.A.	12,200	101,901
PDG Realty S.A. Empreendimentos e Participacoes	24,400	250,963

		504,708

Diversified Financials 0.5%
BM&F BOVESPA S.A.	91,500	667,750

Energy 1.7%
OGX Petroleo e Gas Participacoes S.A. *	30,500	363,089
Petroleo Brasileiro S.A. ADR	57,950	1,932,632
Ultrapar Participacoes S.A. ADR	4,514	250,843

		2,546,564

Food, Beverage & Tobacco 0.8%
BRF - Brasil Foods S.A. ADR *	38,369	517,598
Companhia de Bebidas das Americas ADR	1,220	115,534
Cosan S.A. Industria e Comercio	6,100	79,608
JBS S.A.	24,400	103,640
Marfrig Alimentos S.A. *	12,200	118,248
Souza Cruz S.A.	6,100	281,533

		1,216,161

Household & Personal Products 0.5%
Hypermarcas S.A. *	6,100	80,443
Natura Cosmeticos S.A.	24,400	588,455

		668,898

Materials 2.7%
Braskem S.A. ADR *	6,100	109,434
Companhia Siderurgica Nacional S.A. ADR	49,634	766,845
Duratex S.A. *	12,200	123,812
Fibria Celulose S.A. ADR *	6,100	93,086
Gerdau S.A. *	6,100	60,445
Gerdau S.A. ADR *	35,868	481,349
MMX Mineracao e Metalicos S.A. *	12,200	87,294
Usinas Siderurgicas de Minas Gerais S.A.	6,100	160,469
Vale S.A. ADR *	77,043	2,060,900

		3,943,634

Media 0.1%
NET Servicos de Comunicacao S.A. ADR *	12,688	161,518

Retailing 0.1%
Lojas Renner S.A.	6,100	197,195

Software & Services 0.4%
Cielo S.A.	24,400	208,672
Redecard S.A.	24,400	333,875

		542,547

Telecommunication Services 0.5%
Brasil Telecom S.A. ADR *	5,551	106,745
Tele Norte Leste Participacoes S.A.	6,100	105,901
Tele Norte Leste Participacoes S.A. ADR	12,200	165,432
Tim Participacoes S.A. *	18,300	72,931
Tim Participacoes S.A. ADR	7,320	209,279
Vivo Participacoes S.A. ADR	6,100	146,400

		806,688

Transportation 0.5%
All America Latina Logistica S.A.	30,500	281,533
Companhia de Concessoes Rodoviarias	18,300	420,474
LLX Logistica S.A. *	12,200	61,906

		763,913

Utilities 0.8%
Centrais Eletricas Brasileiras S.A. ADR	10,736	132,697
Companhia de Saneamento Basico do Estado de Sao Paulo ADR *	2,440	92,720
Companhia Energetica de Minas Gerais ADR	20,130	332,548
Companhia Paranaense de Energia ADR	6,100	135,664
CPFL Energia S.A. ADR	2,013	143,487
EDP - Energias do Brasil S.A.	6,100	130,385
Light S.A.	6,100	76,026

See financial notes 49

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Tractebel Energia S.A.	12,200	161,581

		1,205,108

		16,330,500

Chile 2.1%

Banks 0.3%
Banco de Chile ADR	1,860	150,921
Banco Santander Chile ADR	1,860	160,555
Corpbanca S.A.	7,695,394	92,761

		404,237

Capital Goods 0.3%
Empresas Copec S.A.	22,692	395,016

Food & Staples Retailing 0.2%
Cencosud S.A.	37,759	226,486

Materials 0.5%
Cap S.A.	5,978	236,670
Empresas CMPC S.A.	4,636	212,205
Sociedad Quimica y Minera de Chile S.A. ADR	6,527	278,377

		727,252

Retailing 0.2%
S.A.C.I. Falabella S.A.	44,103	368,337

Transportation 0.1%
Lan Airlines S.A. ADR	6,100	163,114

Utilities 0.5%
Colbun S.A.	558,943	155,568
Empresa Nacional de Electricidad S.A. ADR	6,676	342,679
Enersis S.A. ADR	12,200	268,400

		766,647

		3,051,089

China 17.3%

Automobiles & Components 0.3%
Dongfeng Motor Group Co., Ltd., H Shares	122,000	189,466
Great Wall Motor Co., Ltd., H Shares	30,500	65,482
Guangzhou Automobile Group Co., Ltd., H Shares *	115,662	135,758

		390,706

Banks 4.6%
Agricultural Bank of China Ltd., H Shares *	366,000	165,155
Bank of China Ltd., H Shares	2,684,000	1,349,160
Bank of Communications Co., Ltd., H Shares	490,150	520,491
China CITIC Bank Corp., Ltd., H Shares	549,000	356,425
China Construction Bank Corp., H Shares	2,379,000	1,963,512
China Merchants Bank Co., Ltd., H Shares	213,520	548,452
China Minsheng Banking Corp., Ltd., H Shares	366,100	332,283
Industrial & Commercial Bank of China Ltd., H Shares	2,257,000	1,639,397

		6,874,875

Capital Goods 1.1%
Beijing Enterprises Holdings Ltd.	30,500	215,658
China Communications Construction Co., Ltd., H Shares	244,000	215,502
China International Marine Containers (Group) Co., Ltd., B Shares	103,700	149,981
China National Materials Co., Ltd., H Shares	122,000	93,635
China Railway Construction Corp., Ltd., H Shares	152,500	194,485
China Railway Group Ltd., H Shares	244,000	177,546
Citic Pacific Ltd.	61,000	124,847
CSR Corp., Ltd., H Shares	122,000	103,202
Metallurgical Corp. of China Ltd., H Shares *	183,000	79,519
Shanghai Industrial Holdings Ltd.	61,000	297,217

		1,651,592

Energy 3.1%
China Coal Energy Co., H Shares	183,000	257,849
China Oilfield Services Ltd., H Shares	122,000	155,588
China Petroleum & Chemical Corp., H Shares	976,000	771,665
China Shenhua Energy Co., Ltd., H Shares	91,500	332,310
CNOOC Ltd.	671,000	1,154,204
Inner Mongolia Yitai Coal Co., Ltd., B Shares	48,800	269,474
Kunlun Energy Co., Ltd.	122,000	151,196
PetroChina Co., Ltd., H Shares	1,098,000	1,189,965
Yanzhou Coal Mining Co., Ltd., H Shares	122,000	250,321

		4,532,572

Food, Beverage & Tobacco 0.1%
China Agri-Industries Holdings Ltd.	61,000	74,187

Health Care Equipment & Services 0.1%
Sinopharm Group Co., H Shares	48,800	185,702

Insurance 1.7%
China Life Insurance Co., Ltd., H Shares	366,000	1,397,467
China Pacific Insurance (Group) Co., Ltd., H Shares	48,800	175,350
China Taiping Insurance Holdings Co., Ltd. *	61,000	189,779
PICC Property & Casualty Co., Ltd., H Shares *	244,000	279,180
Ping An Insurance (Group) Co., of China Ltd., H Shares (a)	64,500	533,596

		2,575,372

Materials 0.9%
Aluminum Corp. of China Ltd., H Shares *	244,000	193,858
Angang Steel Co., Ltd., H Shares	122,000	173,154
Anhui Conch Cement Co., Ltd., H Shares	24,000	85,466
BBMG Corp., H Shares	61,000	78,421
China Bluechemical Ltd., H Shares	244,000	159,352

50 See financial notes

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
China National Building Material Co., Ltd., H Shares	122,000	222,089
Jiangxi Copper Co., Ltd., H Shares	61,000	132,062
Sinofert Holdings Ltd. *	244,000	127,356
Zijin Mining Group Co., Ltd., H Shares	244,000	169,390

		1,341,148

Real Estate 0.9%
China Overseas Land & Investment Ltd.	244,000	520,717
China Resources Land Ltd.	122,000	233,382
China Vanke Co., Ltd., B Shares	128,100	156,451
Guangzhou R&F Properties Co., Ltd., H Shares	48,800	71,018
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., B Shares	67,100	107,964
Sino-Ocean Land Holdings Ltd.	213,500	149,863
Yuexiu Property Co., Ltd. *	366,000	82,342

		1,321,737

Retailing 0.3%
China Resources Enterprise Ltd.	122,000	508,170

Technology Hardware & Equipment 0.2%
BYD Co., Ltd., H Shares	30,500	175,663
ZTE Corp., H Shares	36,600	135,277

		310,940

Telecommunication Services 2.7%
China Mobile Ltd.	274,500	2,789,641
China Telecom Corp., Ltd., H Shares	976,000	471,783
China Unicom (Hong Kong) Ltd.	488,000	672,541

		3,933,965

Transportation 0.9%
Air China Ltd., H Shares *	244,000	260,359
China COSCO Holdings Co., Ltd., H Shares *	152,500	158,215
China Merchants Holdings International Co., Ltd.	122,000	412,496
China Shipping Container Lines Co., Ltd., H Shares *	305,000	105,476
China Shipping Development Co., Ltd., H Shares	122,000	161,548
Cosco Pacific Ltd.	122,000	160,920
Zhejiang Expressway Co., Ltd., H Shares	122,000	108,692

		1,367,706

Utilities 0.4%
China Longyuan Power Group Corp., H Shares *	122,000	123,121
China Resources Power Holdings Co., Ltd.	122,000	269,142
Datang International Power Generation Co., Ltd., H Shares	366,000	144,923

		537,186

		25,605,858

Colombia 0.9%

Banks 0.4%
Bancolombia S.A. ADR	10,187	654,311

Diversified Financials 0.1%
Corporacion Financiera Colombiana S.A.	7,052	124,880

Energy 0.4%
Ecopetrol S.A. ADR	16,165	626,070

		1,405,261

Czech Republic 0.5%

Banks 0.1%
Komercni Banka A/S	793	153,440

Materials 0.0%
Unipetrol A/S *	6,100	70,192

Telecommunication Services 0.1%
Telefonica O2 Czech Republic A/S	3,294	74,202

Utilities 0.3%
CEZ A/S	11,651	489,746

		787,580

Egypt 0.7%

Banks 0.2%
Commercial International Bank GDR	49,410	333,517

Capital Goods 0.3%
Orascom Construction Industries GDR	9,699	423,846

Telecommunication Services 0.2%
Orascom Telecom Holding SAE GDR - Reg’d *	54,485	252,266

		1,009,629

Hungary 0.5%

Banks 0.2%
OTP Bank Nyrt. plc *	13,481	285,660

Energy 0.1%
MOL Hungarian Oil and Gas Nyrt. *	2,623	243,675

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Richter Gedeon Nyrt.	671	139,216

Telecommunication Services 0.1%
Magyar Telekom Telecommunications plc	33,916	103,225

		771,776

India 11.9%

Automobiles & Components 0.4%
Bajaj Auto Ltd.	5,795	337,549
Hero Honda Motors Ltd.	4,331	165,363
Mahindra & Mahindra Ltd.	11,346	151,473

		654,385

Banks 2.1%
Axis Bank Ltd.	15,738	444,639
Bank of Baroda	5,891	100,657
Canara Bank Ltd.	16,226	175,782
HDFC Bank Ltd.	10,309	467,017
Housing Development Finance Corp., Ltd.	51,850	689,955

See financial notes 51

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
ICICI Bank Ltd.	26,962	560,648
Oriental Bank of Commerce	16,348	146,989
State Bank of India	7,015	412,340
Union Bank of India Ltd.	13,923	97,674

		3,095,701

Capital Goods 1.4%
ABB Ltd.	5,551	91,773
Adani Enterprises Ltd.	10,126	142,171
Aditya Birla Nuvo Ltd.	4,697	81,379
Bharat Heavy Electricals Ltd.	6,832	349,080
Crompton Greaves Ltd.	18,858	118,865
Jaiprakash Associates Ltd.	73,993	171,376
Larsen & Toubro Ltd.	20,923	805,517
Siemens India Ltd.	8,967	131,522
Suzlon Energy Ltd. *	47,580	46,629
Tata Motors Ltd.	8,052	172,680

		2,110,992

Diversified Financials 0.4%
Bajaj Holdings & Investment Ltd.	7,015	111,548
Infrastructure Development Finance Co., Ltd.	57,096	215,688
Kotak Mahindra Bank Ltd.	7,686	134,897
Reliance Capital Ltd.	6,100	98,217

		560,350

Energy 1.9%
Bharat Petroleum Corp., Ltd.	8,967	145,733
Cairn India Ltd. *	23,668	167,296
Essar Oil Ltd. *	61,244	160,140
Hindustan Petroleum Corp., Ltd.	16,958	190,273
Indian Oil Corp., Ltd.	16,836	146,850
Oil & Natural Gas Corp., Ltd.	13,847	392,685
Reliance Industries Ltd.	73,749	1,435,942
The Great Eastern Shipping Co., Ltd.	20,618	129,958

		2,768,877

Food, Beverage & Tobacco 0.8%
ITC Ltd.	260,226	904,761
Nestle India Ltd.	1,586	102,834
United Spirits Ltd.	3,904	118,738

		1,126,333

Household & Personal Products 0.1%
Colgate-Palmolive (India) Ltd.	4,880	85,514
Hindustan Unilever Ltd.	23,424	131,661

		217,175

Materials 1.3%
Hindalco Industries Ltd.	78,995	279,774
Jindal Steel & Power Ltd.	20,923	303,615
JSW Steel Ltd.	7,076	169,830
NMDC Ltd.	18,300	93,465
Sesa Goa Ltd.	21,045	142,179
Steel Authority of India Ltd.	31,659	125,250
Sterlite Industries (India) Ltd. ADR	27,267	351,199
Tata Chemicals Ltd.	16,348	137,276
Tata Steel Ltd.	25,498	283,166

		1,885,754

Media 0.1%
Zee Entertainment Enterprises Ltd.	15,982	98,002

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Cipla Ltd.	31,842	205,105
Dr. Reddys Laboratories Ltd.	5,002	144,972
Lupin Ltd.	18,910	143,554
Piramal Healthcare Ltd.	11,773	124,750
Sun Pharmaceutical Industries Ltd.	3,477	130,831

		749,212

Real Estate 0.2%
DLF Ltd.	24,217	155,655
Unitech Ltd.	89,182	147,499

		303,154

Software & Services 1.5%
HCL Technologies Ltd.	11,956	96,965
Infosys Technologies Ltd.	27,206	1,567,352
Mphasis Ltd.	6,771	89,388
Tata Consultancy Services Ltd.	14,884	266,956
Wipro Ltd. ADR	19,304	247,670

		2,268,331

Telecommunication Services 0.5%
Bharti Airtel Ltd.	74,420	517,728
Idea Cellular Ltd. *	80,764	123,533
Reliance Communications Ltd.	45,750	151,576

		792,837

Utilities 0.7%
Adani Power Ltd. *	30,256	87,732
GAIL India Ltd.	20,252	199,313
GMR Infrastructure Ltd. *	74,115	87,996
NTPC Ltd.	28,853	120,466
Power Grid Corp. of India Ltd.	34,221	79,078
Reliance Infrastructure Ltd.	6,954	146,826
Reliance Natural Resources Ltd. *	71,614	56,557
Reliance Power Ltd. *	34,038	109,697
Tata Power Co., Ltd.	6,100	158,206

		1,045,871

		17,676,974

Indonesia 2.6%

Automobiles & Components 0.5%
PT Astra International Tbk	152,500	803,431

Banks 0.6%
PT Bank Central Asia Tbk	579,500	372,009
PT Bank Mandiri Tbk	213,500	139,419
PT Bank Rakyat Indonesia	305,000	313,946

		825,374

Capital Goods 0.2%
PT United Tractors Tbk	122,000	248,456

Energy 0.3%
PT Bumi Resources Tbk	945,500	173,717
PT Tambang Batubara Bukit Asam Tbk	61,000	118,151
PT Adaro Energy Tbk	427,000	89,795

		381,663

Food, Beverage & Tobacco 0.2%
PT Astra Agro Lestari Tbk	30,500	66,334
PT Gudang Garam Tbk	30,500	133,005
PT Indofood Sukses Makmur Tbk	274,500	138,237

		337,576

52 See financial notes

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Household & Personal Products 0.1%
PT Unilever Indonesia Tbk	91,500	163,049

Materials 0.3%
PT Indocement Tunggal Prakarsa Tbk	91,500	178,747
PT International Nickel Indonesia Tbk	152,500	72,157
PT Semen Gresik (Persero) Tbk	122,000	117,476

		368,380

Telecommunication Services 0.3%
PT Telekomunikasi Indonesia Tbk	488,000	467,205

Utilities 0.1%
PT Perusahaan Gas Negara	488,000	216,049

		3,811,183

Malaysia 4.6%

Automobiles & Components 0.1%
UMW Holdings Berhad	61,000	128,292

Banks 1.5%
Alliance Financial Group Berhad	103,700	101,448
CIMB Group Holdings Berhad	256,200	636,796
Hong Leong Bank Berhad	36,600	103,100
Malayan Banking Berhad	244,000	652,346
Public Bank Berhad - Foreign Market	165,441	642,121
RHB Capital Berhad	36,600	77,558

		2,213,369

Capital Goods 0.6%
Gamuda Berhad	140,300	154,689
IJM Corp. Berhad	73,200	116,396
Sime Darby Berhad	207,400	551,851

		822,936

Consumer Services 0.4%
Berjaya Sports Toto Berhad	79,300	104,616
Genting Berhad	134,200	404,120
Genting Malaysia Berhad	170,800	164,370

		673,106

Diversified Financials 0.2%
AMMB Holdings Berhad	128,100	231,042

Food, Beverage & Tobacco 0.5%
British American Tobacco Malaysia Berhad	6,100	87,667
IOI Corp. Berhad	231,800	387,792
Kuala Lumpur Kepong Berhad	30,500	164,836
PPB Group Berhad	30,500	166,002

		806,297

Real Estate 0.1%
SP Setia Berhad	73,200	101,001

Telecommunication Services 0.5%
Axiata Group Berhad *	311,100	443,133
Digi.com Berhad	18,300	144,270
Maxis Berhad	109,800	188,240

		775,643

Transportation 0.3%
MISC Berhad	85,960	240,775
PLUS Expressways Berhad	122,000	163,281

		404,056

Utilities 0.4%
Petronas Gas Berhad	36,600	122,461
Tanjong plc	12,200	82,885
Tenaga Nasional Berhad	54,900	155,000
YTL Corp. Berhad	61,000	143,065
YTL Power International Berhad	146,400	104,966

		608,377

		6,764,119

Mexico 5.1%

Banks 0.4%
Grupo Financiero Banorte S.A.B. de C.V., O Shares	97,600	350,233
Grupo Financiero Inbursa S.A.B. de C.V., O Shares	85,400	311,710

		661,943

Capital Goods 0.3%
Alfa S.A.B., A Shares	18,300	124,942
Grupo Carso S.A.B. de C.V., Series A1	54,900	243,390

		368,332

Food & Staples Retailing 0.5%
Wal-Mart de Mexico S.A.B. de C.V., Series V	305,000	693,348

Food, Beverage & Tobacco 0.5%
Fomento Economico Mexicano S.A.B. de C.V.	103,700	507,798
Grupo Bimbo S.A.B. de C.V., Series A	18,300	126,179
Grupo Modelo S.A.B. de C.V., Series C	30,500	162,214

		796,191

Household & Personal Products 0.1%
Kimberly-Clark de Mexico S.A.B. de C.V., A Shares	24,400	141,821

Materials 1.1%
Cemex S.A.B. de C.V., Series CPO *	482,072	376,160
Grupo Mexico S.A.B. de C.V., Series B	390,400	1,005,836
Industrias Penoles S.A.B. de C.V.	7,625	159,896
Mexichem S.A.B. de C.V.	42,700	110,403

		1,652,295

Media 0.3%
Grupo Televisa S.A., Series CPO	134,200	498,089

Retailing 0.1%
Grupo Elektra S.A.B. de C.V.	3,965	126,680

Telecommunication Services 1.7%
America Movil S.A.B. de C.V., Series L	933,300	2,189,009
Telefonos de Mexico S.A.B. de C.V., L Series	463,600	323,704

		2,512,713

Transportation 0.1%
Grupo Aeroportuario del Pacifico S.A.B. de C.V., B Shares	42,700	122,115

		7,573,527

Morocco 0.1%

Telecommunication Services 0.1%
Maroc Telecom	11,224	189,584

See financial notes 53

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Pakistan 0.1%

Energy 0.1%
Oil & Gas Development Co., Ltd. GDR - Reg’d (a)	6,832	114,709

Peru 0.6%

Banks 0.2%
Credicorp Ltd.	3,111	327,433

Materials 0.4%
Companhia de Minas Buenaventura S.A. ADR	11,773	486,696

		814,129

Philippines 0.4%

Banks 0.1%
Bank of the Philippine Islands	106,279	112,464

Capital Goods 0.1%
SM Investments Corp.	13,420	139,940

Real Estate 0.1%
Ayala Land, Inc.	366,000	132,328

Telecommunication Services 0.1%
Philippine Long Distance Telephone Co.	2,440	131,360

Utilities 0.0%
Manila Electric Co.	24,400	96,287

		612,379

Poland 1.3%

Banks 0.6%
Bank Handlowy w Warszawie S.A.	2,623	64,926
Bank Pekao S.A.	5,490	268,120
Bank Zachodni WBK S.A.	1,159	69,198
Getin Holding S.A. *	30,683	93,595
Powszechna Kasa Oszczednosci Bank Polski S.A.	27,267	330,099

		825,938

Energy 0.1%
Polski Koncern Naftowy Orlen S.A. *	12,383	153,020

Insurance 0.1%
Powszechny Zaklad Ubezpieczen S.A. *	1,830	219,566

Materials 0.2%
KGHM Polska Miedz S.A.	6,954	236,208

Telecommunication Services 0.1%
Telekomunikacja Polska S.A.	29,463	160,461

Utilities 0.2%
Polska Grupa Energetyczna S.A. *	46,238	335,713

		1,930,906

Russia 7.9%

Banks 1.0%
Sberbank GDR - Reg’d	4,270	1,221,065
VTB Bank OJSC GDR - Reg’d	46,909	242,051

		1,463,116

Consumer Durables & Apparel 0.0%
PIK Group GDR - Reg’d *	10,980	37,881

Energy 5.1%
Gazprom ADR	112,179	2,322,105
Gazprom Neft JSC ADR	14,213	265,072
LUKOIL ADR	30,439	1,622,399
NovaTek OAO GDR - Reg’d	7,320	537,288
Rosneft Oil Co. GDR *	102,297	648,563
Surgutneftegas ADR	173,667	1,632,470
Tatneft ADR	13,603	406,457
TMK OAO GDR - Reg’d *	4,758	74,130

		7,508,484

Materials 1.1%
Magnitogorsk Iron & Steel Works GDR - Reg’d *	9,455	104,856
Mining & Metallurgical Co., Norilsk Nickel ADR *	37,210	630,709
Novolipetsk Steel GDR - Reg’d	9,333	271,590
Polymetal GDR - Reg’d *	7,747	91,957
Polyus Gold Co. ADR	7,625	187,194
Severstal GDR - Reg’d *	13,664	164,515
Uralkali GDR - Reg’d	10,919	252,775

		1,703,596

Telecommunication Services 0.4%
Mobile TeleSystems ADR	12,200	254,492
Rostelecom ADR	6,100	147,010
Sistema JSFC GDR - Reg’d	9,089	234,042

		635,544

Utilities 0.3%
Federal Hydrogenerating Co. ADR *	75,030	390,156

		11,738,777

South Africa 9.3%

Banks 1.0%
ABSA Group Ltd.	16,714	279,294
Nedbank Group Ltd.	11,895	226,361
Standard Bank Group Ltd.	73,505	1,041,721

		1,547,376

Capital Goods 0.5%
Aveng Ltd.	24,034	123,824
Barloworld Ltd.	13,847	80,370
Bidvest Group Ltd.	16,104	297,375
Murray & Roberts Holdings Ltd.	22,509	126,648
Reunert Ltd.	10,492	81,779

		709,996

Consumer Durables & Apparel 0.1%
Steinhoff International Holdings Ltd. *	78,812	200,883

Consumer Services 0.1%
Sun International Ltd. *	6,405	75,333

Diversified Financials 0.9%
African Bank Investments Ltd.	41,846	183,820
FirstRand Ltd.	197,884	518,604
Investec Ltd.	15,433	115,982
Remgro Ltd.	23,485	316,816

54 See financial notes

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
RMB Holdings Ltd.	44,713	202,052

		1,337,274

Energy 0.7%
Sasol Ltd.	26,962	1,026,645

Food & Staples Retailing 0.5%
Massmart Holdings Ltd.	9,882	164,071
Pick n Pay Stores Ltd.	12,932	77,812
Shoprite Holdings Ltd.	25,071	307,280
The Spar Group Ltd.	10,858	123,732

		672,895

Food, Beverage & Tobacco 0.3%
AVI Ltd.	23,729	80,429
Tiger Brands Ltd. *	7,686	188,353
Tongaat Hulett Ltd.	7,015	97,915

		366,697

Health Care Equipment & Services 0.1%
Netcare Ltd. *	67,771	121,562

Insurance 0.3%
Discovery Holdings Ltd.	19,642	93,287
Metropolitan Holdings Ltd.	40,748	88,062
Sanlam Ltd.	101,565	320,568

		501,917

Materials 2.3%
AECI Ltd.	7,442	68,661
African Rainbow Minerals Ltd.	4,392	91,868
Anglo Platinum Ltd. *	4,758	393,826
AngloGold Ashanti Ltd.	17,019	730,070
ArcelorMittal South Africa Ltd. *	7,686	85,866
Exxaro Resources Ltd.	4,087	63,413
Gold Fields Ltd.	35,258	506,707
Harmony Gold Mining Co., Ltd.	24,705	256,102
Impala Platinum Holdings Ltd.	29,951	706,569
Kumba Iron Ore Ltd.	4,392	199,641
Nampak Ltd.	39,223	94,923
Pretoria Portland Cement Co., Ltd.	28,731	116,977
Sappi Ltd. *	30,927	146,548

		3,461,171

Media 0.5%
Naspers Ltd., N Shares	18,361	741,286

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Adcock Ingram Holdings Ltd.	9,577	78,686
Aspen Pharmacare Holdings Ltd. *	20,008	228,136

		306,822

Real Estate 0.2%
Fountainhead Property Trust	105,530	97,006
Growthpoint Properties Ltd.	96,868	221,297

		318,303

Retailing 0.5%
Foschini Ltd.	13,481	129,770
Imperial Holdings Ltd.	10,925	151,231
Mr. Price Group Ltd.	16,653	111,536
Truworths International Ltd.	22,265	176,743
Woolworths Holdings Ltd.	42,151	140,584

		709,864

Telecommunication Services 1.1%
MTN Group Ltd.	84,058	1,373,283
Telkom South Africa Ltd.	33,428	152,280
Vodacom Group (Pty) Ltd.	20,374	170,406

		1,695,969

		13,793,993

Taiwan 11.6%

Automobiles & Components 0.2%
Cheng Shin Rubber Industry Co., Ltd.	74,500	151,400
Yulon Motor Co., Ltd.	61,000	88,928

		240,328

Banks 1.2%
Chang Hwa Commercial Bank	244,000	138,628
China Development Financial Holding Corp. *	677,710	185,538
Chinatrust Financial Holding Co., Ltd.	519,232	290,948
E.Sun Financial Holding Co., Ltd. *	253,703	113,649
First Financial Holding Co., Ltd.	312,625	180,544
Hua Nan Financial Holdings Co., Ltd.	321,775	188,842
Mega Financial Holding Co., Ltd.	427,000	257,927
SinoPac Financial Holdings Co., Ltd.	427,000	149,958
Taiwan Cooperative Bank	335,500	209,465

		1,715,499

Capital Goods 0.2%
Far Eastern New Century Corp.	186,660	217,928
Walsin Lihwa Corp. *	244,000	115,015

		332,943

Consumer Durables & Apparel 0.1%
Pou Chen Corp.	185,580	149,755
Tatung Co., Ltd. *	427,000	71,446

		221,201

Diversified Financials 0.5%
Capital Securities Corp. *	195,599	85,484
Fubon Financial Holding Co., Ltd. *	320,233	373,375
Polaris Securities Co., Ltd.	183,000	81,406
Yuanta Financial Holding Co., Ltd.	366,000	207,941

		748,206

Energy 0.1%
Formosa Petrochemical Corp.	61,000	136,914

Food, Beverage & Tobacco 0.2%
Uni-President Enterprises Corp.	201,300	232,820

Insurance 0.3%
Cathay Financial Holding Co., Ltd.	254,800	366,682
Shin Kong Financial Holding Co., Ltd. *	366,000	121,680

		488,362

Materials 1.7%
Asia Cement Corp.	125,660	112,974
China Steel Corp.	499,352	472,322
Formosa Chemicals & Fibre Corp.	183,000	406,743
Formosa Plastics Corp.	305,000	676,001
Nan Ya Plastics Corp.	305,000	588,406
Taiwan Cement Corp.	122,000	112,159
Taiwan Fertilizer Co., Ltd.	61,000	186,614

		2,555,219

See financial notes 55

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Semiconductors & Semiconductor Equipment 2.6%
Advanced Semiconductor Engineering, Inc.	261,183	179,780
Epistar Corp.	35,000	90,248
Inotera Memories, Inc. *	122,000	58,841
Macronix International Co., Ltd.	183,000	97,401
MediaTek, Inc.	61,099	832,544
Siliconware Precision Industries Co. ADR	30,500	136,335
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	226,859	2,134,743
United Microelectronics Corp. ADR	101,321	260,395

		3,790,287

Technology Hardware & Equipment 4.0%
Acer, Inc.	122,086	286,216
Asustek Computer, Inc.	30,800	205,276
AU Optronics Corp. ADR	42,700	367,647
Chicony Electronics Co., Ltd.	63,150	113,352
Chimei Innolux Corp.	317,902	328,481
Compal Electronics, Inc.	186,610	209,131
Delta Electronics, Inc.	61,000	231,364
Foxconn Technology Co., Ltd.	69,540	199,281
HannStar Display Corp. *	427,000	78,245
Hon Hai Precision Industry Co., Ltd.	478,240	1,686,993
HTC Corp.	63,500	1,159,627
Inventec Co., Ltd.	189,450	93,146
Largan Precision Co., Ltd.	4,000	72,173
Lite-On Technology Corp.	122,609	141,233
Pegatron Corp. *	87,441	109,458
Quanta Computer, Inc.	122,000	185,091
Synnex Technology International Corp.	67,053	137,731
Unimicron Technology Corp.	122,000	193,089
Wistron Corp.	127,034	198,677

		5,996,211

Telecommunication Services 0.5%
Chunghwa Telecom Co., Ltd. ADR	18,300	376,431
Far EasTone Telecommunications Co., Ltd.	122,000	158,051
Taiwan Mobile Co., Ltd.	122,000	239,932

		774,414

		17,232,404

Thailand 1.8%

Banks 0.7%
Bangkok Bank Public Co., Ltd. NVDR	48,800	230,005
Bank of Ayudhya Public Co., Ltd. NVDR	231,800	161,471
Kasikornbank Public Co., Ltd. NVDR	73,200	253,785
Krung Thai Bank Public Co., Ltd. NVDR	292,800	134,728
Siam Commercial Bank Public Co., Ltd. NVDR	91,500	278,491

		1,058,480

Energy 0.6%
Banpu Public Co., Ltd. NVDR	6,100	119,291
IRPC PCL NVDR	738,100	94,813
PTT Aromatics & Refining PCL NVDR	128,100	95,783
PTT Exploration & Production Public Co., Ltd. NVDR	54,900	251,738
PTT PCL NVDR	36,600	309,922

		871,547

Food & Staples Retailing 0.1%
CP ALL PCL NVDR	140,300	178,205

Food, Beverage & Tobacco 0.2%
Charoen Pokphand Foods Public Co., Ltd. NVDR	237,900	193,847

Materials 0.1%
The Siam Cement Public Co., Ltd. NVDR	18,300	173,088

Telecommunication Services 0.1%
Advanced Info Service Public Co., Ltd. NVDR	54,900	161,832

		2,636,999

Turkey 1.6%

Banks 0.9%
Akbank T.A.S.	73,177	389,214
Asya Katilim Bankasi A/S	52,094	115,620
Turkiye Garanti Bankasi A/S	58,621	284,848
Turkiye Halk Bankasi A/S	22,997	187,250
Turkiye Is Bankasi, C Shares	73,566	270,517
Yapi ve Kredi Bankasi A/S *	47,397	141,920

		1,389,369

Capital Goods 0.2%
Enka Insaat ve Sanayi A/S	27,492	100,191
Koc Holding A/S	53,802	210,205

		310,396

Diversified Financials 0.1%
Haci Omer Sabanci Holding A/S	33,733	152,838

Energy 0.1%
Tupras-Turkiye Petrol Rafinerileri A/S	5,734	128,958

Food & Staples Retailing 0.1%
BIM Birlesik Magazalar A/S	4,392	120,406

Food, Beverage & Tobacco 0.1%
Anadolu Efes Biracilik ve Malt Sanayii A/S	11,468	154,372

Materials 0.1%
Eregli Demir ve Celik Fabrikalari TAS (Erdemir) *	45,750	132,783

		2,389,122

Total Common Stock
(Cost $137,122,162)		136,240,498

56 See financial notes

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Other Investment Company 0.3% of net assets

United States 0.3%
State Street Institutional Liquid Reserves Fund - Institutional Class	464,482	464,482

Total Other Investment Company
(Cost $464,482)		464,482

Preferred Stock 7.5% of net assets

Brazil 7.5%

Banks 2.1%
Itau Unibanco Holding S.A. ADR	104,920	2,263,125
Itausa - Investimentos Itau S.A.	128,100	898,332

		3,161,457

Energy 1.7%
Petroleo Brasileiro S.A. ADR	85,400	2,524,424

Food & Staples Retailing 0.1%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR	3,050	214,781

Food, Beverage & Tobacco 0.9%
Companhia de Bebidas das Americas ADR	11,468	1,269,393

Materials 2.3%
Bradespar S.A.	12,200	254,579
Klabin S.A.	30,500	85,208
Metalurgica Gerdau S.A.	12,200	195,943
Suzano Papel e Celulose S.A.	14,150	128,757
Usinas Siderurgicas de Minas Gerais S.A., A Shares	12,200	306,261
Vale S.A. ADR *	100,650	2,377,353

		3,348,101

Retailing 0.1%
Lojas Americanas S.A.	18,300	154,313

Utilities 0.3%
AES Tiete S.A.	6,100	74,148
Centrais Eletricas Brasileiras S.A. ADR	12,200	178,730
Companhia Energetica de Sao Paulo, B Shares	6,100	88,790
Eletropaulo Metropolitana S.A., B Shares	6,100	114,769

		456,437

Total Preferred Stock
(Cost $11,809,360)		11,128,906

Rights 0.0% of net assets

Brazil 0.0%

Food, Beverage & Tobacco 0.0%
Marfrig Alimentos S.A. *	7	—

Total Rights
(Cost $—)		—

End of Investments

At 8/31/10, the tax basis cost of the fund’s investments was $149,701,917 and the unrealized appreciation and depreciation were $6,162,005 and ($8,030,036), respectively, with a net unrealized depreciation of ($1,868,031).

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
Reg’d —	Registered

See financial notes 57

 Schwab Emerging Markets Equity ETF

Statement of
Assets and Liabilities
As of August 31, 2010

Assets

Investments, at value (cost $149,396,004)		$147,833,886
Foreign currency, at value (cost $156,586)		156,521
Receivables:
Dividends		369,617
Foreign tax reclaims		1,154
Interest	+	199

Total assets		148,361,377

Liabilities

Payables:
Investment adviser and administrator fees		3,084
Foreign capital gain tax	+	136,688

Total liabilities		139,772

Net Assets

Total assets		148,361,377
Total liabilities	−	139,772

Net assets		$148,221,605

Net Assets by Source
Capital received from investors		150,030,163
Net investment income not yet distributed		770,256
Net realized capital losses		(880,322)
Net unrealized capital losses		(1,698,492)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$148,221,605		6,100,001		$24.30

58 See financial notes

 Schwab Emerging Markets Equity ETF

Statement of
Operations
For January 13, 2010* through August 31, 2010

Investment Income

Dividends (net of foreign withholding tax of $231,948)		$1,784,347
Interest	+	1,025

Total investment income		1,785,372

Expenses

Investment adviser and administrator fees		166,655

Total expenses	−	166,655

Net investment income		1,618,717

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(880,760)
Net realized losses on foreign currency transactions**	+	(848,023)

Net realized losses		(1,728,783)
Net unrealized losses on investments (net of foreign capital gain tax of $136,688)		(1,698,806)
Net unrealized gains on foreign currency translations	+	314

Net unrealized losses	+	(1,698,492)

Net realized and unrealized losses		(3,427,275)

Net decrease in net assets resulting from operations		($1,808,558)

*	Commencement of operations.
**	Includes foreign currency acquisition costs on Brazilian Real of $456,552

See financial notes 59

 Schwab Emerging Markets Equity ETF

Statements of
Changes in Net Assets
For the current period only. Because the fund commenced operations on January 13, 2010, it has no prior report period.

Operations

1/13/10*-8/31/10
Net investment income		$1,618,717
Net realized losses		(1,728,783)
Net unrealized losses	+	(1,698,492)

Net decrease in net assets resulting from operations		(1,808,558)

Transactions in Fund Shares

		1/13/10*-8/31/10
		SHARES	VALUE
Shares Sold		6,100,001	$150,030,163
Shares Redeemed	+	—	—

Net transactions in fund shares		6,100,001	$150,030,163

Shares Outstanding and Net Assets

		1/13/10*-8/31/10
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	6,100,001	148,221,605

End of period		6,100,001	$148,221,605

Net investment income not yet distributed			$770,256

*	Commencement of operations.

60 See financial notes

 Schwab International ETFs

Financial Notes

1. Business Structure of the Funds

Each of the funds discussed in this report is a series of Schwab Strategic Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

Schwab Strategic Trust (organized January 27, 2009)	Schwab U.S. Large-Cap Growth ETF
Schwab International Equity ETF	Schwab U.S. Large-Cap Value ETF
Schwab International Small-Cap Equity ETF	Schwab U.S. Small-Cap ETF
Schwab Emerging Markets Equity ETF	Schwab U.S. TIPS ETF
Schwab U.S. Broad Market ETF	Schwab Short-Term U.S. Treasury ETF
Schwab U.S. Large-Cap ETF	Schwab Intermediate-Term U.S. Treasury ETF

The funds issue and redeem shares at their NAV only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.

Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of each fund will approximate its NAV, there may be times when the market price and the NAV vary significantly.

Schwab International Equity ETF commenced operations on October 30, 2009. Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF commenced operations on January 13, 2010.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds used in the preparation of their financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Forward contracts: valued based on that day’s exchange rates.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by those funds in accordance with the 1940 Act for a given day.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

 61

 Schwab International ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of August 31, 2010:

Schwab International Equity ETF

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$279,335,724	$—	$—	$279,335,724
Singapore(a)	4,053,710	—	—	4,053,710
Health Care Equipment & Services	—	—	72,894	72,894
Other Investment Company	901,164	—	—	901,164
Preferred Stock(a)	672,897	—	—	672,897

Total	$284,963,495	$—	$72,894	$285,036,389

62

 Schwab International ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

			Net
	Balance	Net	Change in				Balance
	as of	Realized	Unrealized	Net	Gross	Gross	as of
	October 30,	Gain	Gains	Purchases	Transfers	Transfers	August 31,
Investments in Securities	2009	(Losses)	(Losses)	(Sales)	in	out	2010

Common Stock
Singapore	$—	$—	$13,151	$59,743	$—	$—	$72,894

Total	$—	$—	$13,151	$59,743	$—	$—	$72,894

Schwab International Small-Cap Equity ETF

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$55,546,569	$—	$—	$55,546,569
Republic of Korea(a)	1,664,051	—	—	1,664,051
Retailing	—	—	10,710	10,710
Singapore(a)	737,150	—	—	737,150
Energy	76,770	—	65,328	142,098
Other Investment Companies(a)	253,344	—	—	253,344
Preferred Stock(a)	151,809	—	—	151,809
Warrants(a)	1,612	—	—	1,612

Total	$58,431,305	$—	$76,038	$58,507,343

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

			Net
	Balance	Net	Change in				Balance
	as of	Realized	Unrealized	Net	Gross	Gross	as of
	January 13,	Gain	Gains	Purchases	Transfers	Transfers	August 31,
Investments in Securities	2010	(Losses)	(Losses)	(Sales)	in	out	2010

Common Stock
Republic of Korea	$—	$—	$588	$10,122	$—	$—	$10,710
Singapore	$—	$—	($14,229)	$79,557	$—	$—	$65,328

Total	$—	$—	($13,641)	$89,679	$—	$—	$76,038

 63

 Schwab International ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Schwab Emerging Markets Equity ETF

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$110,519,931	$—	$—	$110,519,931
China(a)	23,220,265	—	—	23,220,265
Insurance	1,851,997	—	533,596	2,385,593
Pakistan(a)
Energy	—	—	114,709	114,709
Other Investment Company(a)	464,482	—	—	464,482
Preferred Stock(a)	11,128,906	—	—	11,128,906

Total	$147,185,581	$—	$648,305	$147,833,886

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

			Net
	Balance	Net	Change in				Balance
	as of	Realized	Unrealized	Net	Gross	Gross	as of
	January 13,	Gain	Gains	Purchases	Transfers	Transfers	August 31,
Investments in Securities	2010	(Losses)	(Losses)	(Sales)	in	out	2010

Common Stock
China	$—	$—	($3,208)	$536,804	$—	$—	$533,596
Pakistan	$—	$—	$12,024	$102,685	$—	$—	$114,709

Total	$—	$—	$8,816	$639,489	$—	$—	$648,305

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

All net realized and change in unrealized gains (losses) on Level 3 investments in the tables above are reflected on the accompanying Statements of Operations. Changes in net unrealized gains (losses) for Level 3 investments held by the funds at August 31, 2010 are as follows:

Schwab International Equity ETF	$13,151
Schwab International Small-Cap Equity ETF	(13,641)
Schwab Emerging Markets Equity ETF	8,816

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The funds have adopted the new guidance for the current period ended August 31, 2010. There were no significant transfers between Level 1 and Level 2 for the period ended August 31, 2010. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

64

 Schwab International ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(d) Expenses:

Expenses that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. The investment adviser will pay the operating expenses of the funds, excluding interest expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses.

(e) Distributions to Shareholders:

The funds declare distributions from net investment income and net realized capital gains, if any, once a year.

(f) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates, and these differences may be material.

(g) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(h) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges, capital gains on investments on currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are

 65

 Schwab International ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of August 31, 2010, if any, are reflected in the funds’ Statement of Assets and Liabilities.

(i) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to the fund to be remote.

3. Risk factors:

Investing in the funds may involve certain risks, as described in the funds’ prospectus, including, but not limited to, those described below:

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investments in a fund will fluctuate, which means that the investors could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Historically, small and mid company stocks have been riskier than large company stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Smaller companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds, large-cap stocks and mid-cap stocks — a fund’s performance, to the extent invested in small-cap stocks, also will lag those other types of investments.

The funds are not actively managed. Therefore, the funds follow the stocks included in the index during upturns as well as downturns. Because of its indexing strategy, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the funds’ performance is normally below that of the index.

The funds’ investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign issuers may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The funds may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the funds’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

66

 Schwab International ETFs

Financial Notes (continued)

3. Risk factors (continued):

Foreign securities also include ADRs, which are U.S. dollar-denominated receipts issued by U.S. banks or trust companies that represent shares of foreign-based corporations, and GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, foreign securities include EDRs, similar to GDRs, but which are generally issued by European banks that trade on exchanges outside of a bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

The funds may not fully replicate the index and may hold securities not included in the index. As a result, the funds are subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the funds use a sampling approach, they may not track the return of the index as well as they would if the funds purchased all of the equity securities in the index.

The funds’ returns may not match the return of their indices. For example, differences between a fund’s securities and those in the index, rounding of prices, changes to the index and regulatory requirements may cause tracking error, the divergence of a fund’s performance from that of its index. A fund may not be able to invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational or liquidity constraints, which may result in tracking error. A fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. A fund also incurs fees and expenses while the index does not, which may result in tracking error.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

To the extent that the funds or the indices portfolios are concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the funds may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

A particular investment may be difficult to purchase or sell. The funds may be unable to sell illiquid securities at an advantageous time or price.

A fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of the fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market.

An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Please refer to the funds’ prospectus for a complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust.

 67

 Schwab International ETFs

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory and administrative services to each fund, the investment adviser is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

Effective June 14, 2010, the rate is:

Schwab
Schwab	International	Schwab
International	Small-Cap	Emerging Markets
Equity ETF	Equity ETF	Equity ETF

0.13%	0.35%	0.25%

Prior to June 14, 2010, the rate was:

Schwab
Schwab	International	Schwab
International	Small-Cap	Emerging Markets
Equity ETF	Equity ETF	Equity ETF

0.15%	0.35%	0.35%

The investment adviser will pay the operating expenses of the funds, excluding interest expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses.

Prior to December 14, 2009, the Trust had a Distribution and Shareholder Services (12b-1) Plan (the “Plan”) pursuant to which the fund was subject to an annual 12b-1 fee up to 0.25% of its average daily net assets. The Board had determined that no such fees would be charged under the plan until November 14, 2011. However, on December 14, 2009, the Board of Trustees of the Trust approved the termination of the Plan.

The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. During the period ended August 31, 2010, there were no transactions involving affiliates.

The funds may engage in direct transactions with certain other Schwab ETFs when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. During the period ended August 31, 2010, there were no security transactions with other Schwab ETFs.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds including Schwab ETFs. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Other Service Providers:

SEI Investments Distribution Co. (the “Distributor”) is the principal underwriter and distributor of shares of the funds.

State Street Bank and Trust Company serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.

State Street Bank and Trust Company also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or an affiliate. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the period. The trust did not pay any of these persons for their service as trustees.

68

 Schwab International ETFs

Financial Notes (continued)

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended August 31, 2010, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab International Equity ETF	$14,818,020	$10,151,799
Schwab International Small-Cap Equity ETF	3,895,703	2,610,511
Schwab Emerging Markets Equity ETF	90,199,481	20,680,158

8. In-Kind Transactions:

The consideration for the purchase of Creation Units of a fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

The in-kind transactions for the period ended August 31, 2010 were as follows:

	In-kind Purchases	In-kind Sales

Schwab International Equity ETF	$299,476,851	$—
Schwab International Small-Cap Equity ETF	59,492,504	—
Schwab Emerging Markets Equity ETF	80,371,327	—

For the period ended August 31, 2010, there were no in-kind redemptions. However, if the funds have such transactions, they will realize net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset value per share. The net realized in-kind gains or losses will be disclosed in the Funds’ Statements of Operations.

9. Federal Income Taxes:

As of August 31, 2010, the components of distributable earnings on a tax-basis were as follows:

		Schwab
	Schwab	International	Schwab
	International	Small-Cap	Emerging Markets
	Equity ETF	Equity ETF	Equity ETF

Undistributed ordinary income	$4,294,084	$914,039	$1,038,729
Unrealized appreciation	6,694,561	2,886,261	6,162,005
Unrealized depreciation	(25,383,077)	(5,151,661)	(8,030,036)
Other unrealized appreciation/(depreciation)	(1,961)	(789)	(136,374)
Net unrealized appreciation/(depreciation)	(18,690,477)	(2,266,189)	(2,004,405)

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and Passive Foreign Investment Companies (PFIC).

For tax purposes, net realized capital losses occurring after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2010, capital losses deferred for each fund were as follows:

		Schwab	Schwab
	Schwab	International	Emerging
	International	Small-Cap	Markets
	Equity ETF	Equity ETF	Equity ETF

Deferred capital losses	$1,532,850	$237,433	$842,882

 69

 Schwab International ETFs

Financial Notes (continued)

9. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current period were:

Schwab
	Schwab	International	Schwab
	International	Small-Cap	Emerging Markets
	Equity ETF	Equity ETF	Equity ETF

Ordinary income	$132,000	$—	$—
Long-term capital gains	—	—	—
Return of capital	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; in-kind transactions; capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital accounts and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of August 31, 2010, the funds made the following reclassifications:

		Schwab
	Schwab	International	Schwab
	International	Small-Cap	Emerging Markets
	Equity ETF	Equity ETF	Equity ETF

Capital shares	$—	$—	$—
Undistributed net investment income	(27,163)	4,367	(848,461)
Net realized capital gains and losses	27,163	(4,367)	848,461

Management has reviewed the funds’ tax positions taken for its open income tax period ended August 31, 2010, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2010, the funds did not incur any interest or penalties.

10. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

70

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab International Equity ETF, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF (three of the portfolios constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at August 31, 2010, and the results of their operations, changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
October 18, 2010

 71

Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the period ended August 31, 2010, and the respective foreign source income on the funds as follows.

	Foreign Tax Credit	Foreign Source Income

Schwab International Equity ETF	$465,315	$4,928,653
Schwab International Small-Cap Equity ETF	63,841	670,569
Schwab Emerging Markets Equity ETF	223,412	2,016,295

For the period ended August 31, 2010, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2011 via IRS form 1099 of the amount for use in preparing their 2010 income tax return.

Schwab International Equity ETF	$558,424
Schwab International Small-Cap Equity ETF	35,012
Schwab Emerging Markets Equity ETF	208,948

72

Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Bid/Offer Midpoint vs. NAV as of August 31, 2010

The following charts are provided to show the frequency at which the daily market price on the NYSE Arca, Inc. (“Exchange”), the secondary market for shares of each fund, was at a discount or premium to such fund’s daily NAV. The market price of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund’s NAV is calculated (referred to as the “Bid/Offer Midpoint”). Each fund’s Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a Fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand.

Schwab International Equity ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points

Commencement of trading (11/3/09) through 8/31/10	74	29	2	18	7	1

Schwab International Small-Cap Equity ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points

Commencement of trading (1/14/10) through 8/31/10	55	43	1	13	5	1

Schwab Emerging Markets Equity ETF
Frequency Distribution of Discount and Premiums
Bid/Offer Midpoint vs. NAV

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points

Commencement of trading (1/14/10) through 8/31/10	32	68	4	10	7	—

 73

Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 84 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Retired. Consulting Managing Director, PIMCO (investment adviser) (January 2003 – December 2008); Managing Director, PIMCO (February 1999 – December 2002); President and Trustee, PIMCO Funds and PIMCO Variable Insurance Trust (investments) (February 1994 – May 2005).	11	Independent Director and Chairman of Corporate Governance/Nominating Committee, PS Business Parks, Inc. (2005 – present).
Trustee and member of Nominating/Corporate Governance Committee, PIMCO Funds (investment company consisting of 84 portfolios) (1997 – 2008).
Trustee and member of Nominating/Corporate Governance Committee, PIMCO Variable Insurance Trust (investment company consisting of 16 portfolios) (1997 – 2008).
Trustee and Chairman, PIMCO Strategic Global Government Fund (investment company consisting of one portfolio) (1997 – 2008).
Trustee, PCIM Fund, Inc. (investment company consisting of one portfolio) (1997 – 2008).

Mark A. Goldfarb 1952 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Founder and Managing Director, SS&G Financial Services (financial services) (May 1987 – present).	11	None

Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Advisor (June 2008 – present) and Chief Executive Officer (January 1998 – January 2008), Asset International, Inc. (publisher of financial services information); Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (June 2008 – present).	11	None

74

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Strategic Trust since 2009.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc., and The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	84	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Strategic Trust since 2009.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002 – present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present); President and Chief Executive Officer, Schwab Funds (July 2007 – present); Trustee (June 2006 – Dec. 2009), President and Chief Executive Officer (July 2007 – March 2008, July 2010 – present), Laudus Funds; President and Chief Executive Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Secretary and Chief Legal Officer, Schwab Funds (Nov. 1998 – present); Vince President and Assistant Clerk, Laudus Funds (Feb. 2010 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

 75

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of Schwab Strategic Trust since 2009.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President and Assistant Secretary, Schwab Funds (Dec. 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds.

Michael Haydel 1972 Vice President (Officer of Schwab Strategic Trust since 2009.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President, Schwab Funds (June 2007 – present); Vice President (Oct. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds.

[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Trust’s retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first.
[2]	Mr. Bettinger is an Interested Trustee because he is an employee of Schwab and/or the investment adviser. In addition to his employment with the investment adviser and Schwab, Mr. Bettinger also owns stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

76

Glossary

American Depositary Receipt (ADR) U.S. dollar-denominated receipts issued by U.S. banks or trust companies that represent shares of foreign-based corporations.

ask See “offer.”

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

authorized participant (AP) A large institutional investor that places orders for creation units with the funds’ distributor.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bid The highest price at which someone is willing to buy a security.

cap, capitalization See “market cap.”

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commencement of operations The date that the first NAV was calculated.

creation unit (C.U.) A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.

exchange A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.

expense ratio The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

inception date The date that the shares began trading in the secondary market.

indicative optimized portfolio value (IOPV) A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.

liquidity The ability to convert a security or asset quickly into cash.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

market price return The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds).

net asset value (NAV) The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

NAV return The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.

offer (ask) The lowest price at which an individual is willing to sell a security.

open The price at which a security opened for trading on a given day.

outstanding shares, shares outstanding When speaking of the fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

primary market The market that deals with the issuance of new securities.

sampling If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.

secondary market The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.

spread The gap between bid and ask prices of a security.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

tracking error The difference between the performance of the fund and its benchmark index, positive or negative.

 77

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

At The Charles Schwab Corporation and its affiliates and subsidiaries (“Schwab,” “us,” or “we”), we’re committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect, how we use and share that information, and your ability to limit certain information sharing. This Privacy Notice applies to customers; retirement, other employee benefit, or stock option plan participants (“participants” includes beneficiaries under the plan and certain other employees); and other consumers with whom we have a relationship, as well as to former customers and participants. Throughout this Privacy Notice (for the purposes of this Privacy Notice only), “customers” includes retirement plan participants and other consumers with whom we have a relationship, unless specifically noted otherwise. The information we collect and how we may use it may vary depending upon the product, service, or Schwab affiliate involved. For example, Schwab may have an agreement or policy with investment advisors, employers, or plan sponsors that further limits the sharing of your personal information.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account, enroll in one of our services, or participate in a Schwab promotion. We may also receive personal information from your employer or retirement or other employee benefit plan sponsor where Schwab has been hired to provide services to your company’s benefit, stock option, or similar plan. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity, employment, or creditworthiness, or to better understand your financial needs. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments, and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions, and history. This information allows us to administer your account and provide the services you or your employer or plan sponsor have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on the Schwab website(s) you use.

How We Share and Use Your Information

We may share your information with outside companies and other third parties in certain circumstances, including:

•	To help us process transactions for your account;

•	When we use other companies to provide services for us, such as printing and mailing your account statements;

•	When we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

Certain Schwab affiliates and subsidiaries may also enter into a joint-marketing agreement with another financial institution in order to provide you with a Schwab-branded financial product or service.

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected, and is accessed only by authorized individuals who are trained regarding Schwab’s privacy and information safeguarding practices. Schwab maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. To learn more about our security measures and the measures you need to take, please click the Privacy link on the Schwab website(s) you use.

Contact Us

To change your privacy preferences, provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab ETFtm direct investors:  1-800-435-4000

© 2010 Schwab ETFstm. All rights reserved.

78

Notes

Notes

Schwab ETFstmare designed to be low-cost, diversified investments. Each fund follows broad market indices and provides exposure to specific segments of the market making them solid investment options for the core portions of an investor portfolio. The list to the right shows all currently available Schwab ETFs.

Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabetfs.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab ETFs at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the Schwab ETFs’ website at www.schwabetfs.com or the SEC’s website at http://www.sec.gov.

Schwab ETFs

U.S. ETFs
Schwab U.S. Broad Market ETFtm
Schwab U.S. Large-Cap ETFtm
Schwab U.S. Large-Cap Growth ETFtm
Schwab U.S. Large-Cap Value ETFtm
Schwab U.S. Small-Cap ETFtm

International ETFs
Schwab International Equity ETFtm
Schwab International Small-Cap Equity ETFtm
Schwab Emerging Markets Equity ETFtm

Fixed Income ETFs
Schwab Short-Term U.S. Treasury ETFtm
Schwab Intermediate-Term U.S. Treasury ETFtm
Schwab U.S. TIPS ETFtm

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Schwab ETFsTM
1-800-435-4000

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2010 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR57933-00

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mark A. Goldfarb, currently serving on its audit committee, is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of Mr. Goldfarb as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of eleven series. Eight series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, and three series has a fiscal year-end of December 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the eleven series, based on their respective 2010 and 2009 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

     Audit Fees
     2010: $78,600            2009: Not applicable
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:
     2010: $17,100            2009: Not applicable
     Nature of these services: tax provision review.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:
     2010: $38,300            2009: Not applicable
     Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:
     2010: None            2009: Not applicable

     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
     2010: $55,400            2009: $ Not applicable
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act. The Registrant’s audit committee members are Robert W. Burns, Mark A. Goldfarb, and Charles A. Ruffel.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Randall W. Merk and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant ) Schwab Strategic Trust
By:	/s/ Randall W. Merk
Randall W. Merk
Chief Executive Officer
Date: October 19, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randall W. Merk
Randall W. Merk
Chief Executive Officer
Date: October 19, 2010

By:	/s/ George Pereira
George Pereira
Principal Financial Officer
Date: October 15, 2010